UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.19

SEMI-ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 17, 2019

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio for the semi-annual reporting period ended April 30, 2019.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF APRIL 30, 2019 (unaudited)

	6 Months	12 Months

AB ALL MARKET REAL RETURN PORTFOLIO

Class 1 Shares[1]	2.90%	-3.33%

Class 2 Shares[1]	3.11%	-3.10%

Class A Shares	2.85%	-3.59%

Class C Shares	2.40%	-4.25%

Advisor Class Shares[2]	3.03%	-3.23%

Class R Shares[2]	2.74%	-3.79%

Class K Shares[2]	2.91%	-3.50%

Class I Shares[2]	3.03%	-3.15%

Class Z Shares[2]	3.13%	-3.05%

MSCI AC World Commodity Producers Index (net)	2.41%	-4.06%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended April 30, 2019.

For the six-month period, all share classes of the Fund except Class C outperformed the benchmark, before sales charges. Aside from the Fund’s commodity futures exposure, strategic allocation contributed across all asset classes, relative to the benchmark, mostly due to real estate positions. Security selection within real estate equities contributed, but was more than offset by negative selection in commodity stocks, commodity futures and inflation-sensitive equities. The Fund’s tactical asset allocation was an overall detractor, with commodity stocks as the only asset class providing positive contribution.

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Similarly, for the 12-month period, all share classes except Class C outperformed the benchmark, before sales charges. Strategic allocation meaningfully contributed across real estate and inflation-sensitive equities, but detracted within both commodity stocks and futures. Security selection within real estate equities, in addition to exposure to commodity futures contributed, while security selection in commodity equities and diversified inflation-sensitive equities detracted. The Fund’s tactical asset allocation was an overall detractor for the 12-month period with real estate exposure as the only modest contributor.

Derivatives were used for hedging and investment purposes. Futures and forwards contributed to absolute returns for both periods. Inflation swaps, total return swaps, written options and purchased options detracted for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities continued to rebound through April 30, 2019 from their late 2018 sell-off, amid economic and earnings strength in the US, although overall slowing global growth remained a concern among investors. The US Federal Reserve (the “Fed”) also maintained its more dovish tone, as it appeared increasingly likely that interest rates would not increase in 2019. The Fund’s Senior Investment Management Team (the “Team”) continues to believe that the secular/long cycle and cyclical backdrop skew risk to the upside for inflation. Additionally, the fundamental supply-demand tightness across most major commodities in April created higher price valuations, prompting the Team to reduce the Fund’s overweight in diversified commodities after participating in the first quarter rebound.

The Team continues to look for sources of value via asset allocation shifts, active security selection, risk overlay strategies and currency management. The Fund uses a blend of quantitative and fundamental research in order to determine overall portfolio risk, allocate risk across major real asset classes and identify idiosyncratic opportunities.

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities

(continued on next page)

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(“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund will seek inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include real estate investment trusts (“REITs”) and other real estate-related securities.

The Fund will invest in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may invest significantly to the extent permitted by applicable

(continued on next page)

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law in derivatives, such as options, futures contracts, forwards, swaps or structured notes. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by

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DISCLOSURES AND RISKS (continued)

changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

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DISCLOSURES AND RISKS (continued)

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, then

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DISCLOSURES AND RISKS (continued)

“Mutual Fund Information—Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-3.33%	-3.33%

5 Years	-3.41%	-3.41%

Since Inception[2]	0.45%	0.45%

CLASS 2 SHARES[1]

1 Year	-3.10%	-3.10%

5 Years	-3.15%	-3.15%

Since Inception[2]	0.70%	0.70%

CLASS A SHARES

1 Year	-3.59%	-7.65%

5 Years	-3.57%	-4.40%

Since Inception[2]	0.35%	-0.12%

CLASS C SHARES

1 Year	-4.25%	-5.20%

5 Years	-4.28%	-4.28%

Since Inception[2]	-0.38%	-0.38%

ADVISOR CLASS SHARES[3]

1 Year	-3.23%	-3.23%

5 Years	-3.29%	-3.29%

Since Inception[2]	0.62%	0.62%

CLASS R SHARES[3]

1 Year	-3.79%	-3.79%

5 Years	-3.80%	-3.80%

Since Inception[2]	0.11%	0.11%

CLASS K SHARES[3]

1 Year	-3.50%	-3.50%

5 Years	-3.55%	-3.55%

Since Inception[2]	0.37%	0.37%

CLASS I SHARES[3]

1 Year	-3.15%	-3.15%

5 Years	-3.18%	-3.18%

Since Inception[2]	0.69%	0.69%

CLASS Z SHARES[3]

1 Year	-3.05%	-3.05%

5 Years	-3.16%	-3.16%

Since Inception[2]	-1.41%	-1.41%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 0.85%, 1.30%, 2.05%, 1.05%, 1.61%, 1.30%, 0.87% and 0.87% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05% and 1.05% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class I and Class Z shares, as these share classes are currently operating below their respective contractual expense caps. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 3/8/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 1/31/2014 for Class Z shares.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	-0.55%

5 Years	-2.87%

Since Inception[2]	0.43%

CLASS 2 SHARES[1]

1 Year	-0.38%

5 Years	-2.64%

Since Inception[2]	0.67%

CLASS A SHARES

1 Year	-4.96%

5 Years	-3.86%

Since Inception[2]	-0.15%

CLASS C SHARES

1 Year	-2.52%

5 Years	-3.76%

Since Inception[2]	-0.41%

ADVISOR CLASS SHARES[3]

1 Year	-0.49%

5 Years	-2.78%

Since Inception[2]	0.59%

CLASS R SHARES[3]

1 Year	-1.04%

5 Years	-3.26%

Since Inception[2]	0.09%

CLASS K SHARES[3]

1 Year	-0.75%

5 Years	-3.01%

Since Inception[2]	0.35%

CLASS I SHARES[3]

1 Year	-0.28%

5 Years	-2.64%

Since Inception[2]	0.67%

CLASS Z SHARES[3]

1 Year	-0.29%

5 Years	-2.65%

Since Inception[2]	-1.50%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 3/8/2010 for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares; 1/31/2014 for Class Z shares.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,028.50	$6.34	1.26%	$6.44	1.28%
Hypothetical**	$1,000	$1,018.45	$6.31	1.26%	$6.41	1.28%
Class C
Actual	$1,000	$1,024.00	$10.09	2.01%	$10.19	2.03%
Hypothetical**	$1,000	$1,014.73	$10.04	2.01%	$10.14	2.03%
Advisor Class
Actual	$1,000	$1,030.30	$5.08	1.01%	$5.19	1.03%
Hypothetical**	$1,000	$1,019.69	$5.06	1.01%	$5.16	1.03%
Class R
Actual	$1,000	$1,027.40	$7.74	1.54%	$7.84	1.56%
Hypothetical**	$1,000	$1,017.06	$7.70	1.54%	$7.80	1.56%
Class K
Actual	$1,000	$1,029.10	$6.39	1.27%	$6.49	1.29%
Hypothetical**	$1,000	$1,018.40	$6.36	1.27%	$6.46	1.29%
Class I
Actual	$1,000	$1,030.30	$4.28	0.85%	$4.38	0.87%
Hypothetical**	$1,000	$1,020.48	$4.26	0.85%	$4.36	0.87%
Class 1
Actual	$1,000	$1,029.00	$5.48	1.09%	$5.58	1.11%
Hypothetical**	$1,000	$1,019.29	$5.46	1.09%	$5.56	1.11%
Class 2
Actual	$1,000	$1,031.10	$4.08	0.81%	$4.18	0.83%
Hypothetical**	$1,000	$1,020.68	$4.06	0.81%	$4.16	0.83%
Class Z
Actual	$1,000	$1,031.30	$4.23	0.84%	$4.33	0.86%
Hypothetical**	$1,000	$1,020.53	$4.21	0.84%	$4.31	0.86%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 15

PORTFOLIO SUMMARY

April 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,160.9

1

All data are as of April 30, 2019. The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2

The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

16 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY (continued)

April 30, 2019 (unaudited)

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

U.S. Treasury Inflation Index	$92,244,039	7.9%

Japanese Government CPI Linked Bond Series 21	79,369,191	6.8

Royal Dutch Shell PLC – Class B	31,944,362	2.8

Exxon Mobil Corp.	17,476,234	1.5

Prologis, Inc.	14,213,928	1.2

BP PLC	13,414,161	1.2

TOTAL SA	13,149,939	1.1

Chevron Corp.	13,118,596	1.1

Mitsui Fudosan Co., Ltd.	11,460,520	1.0

Vonovia SE	10,085,404	0.9

	$296,476,374	25.5%

1

All data are as of April 30, 2019. The Fund’s country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries: Austria, Belgium, Chile, Denmark, Greece, India, Israel, Luxembourg, Malaysia, Mexico, Netherlands, Norway, Philippines, Portugal, Russia, South Africa, South Korea, Switzerland, Thailand, Turkey and United Arab Emirates.

2	Long-term investments.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2019 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 72.4%
Real Estate – 35.5%
Diversified Real Estate Activities – 3.2%
Ayala Land, Inc.	1,513,200	$1,423,638
City Developments Ltd.	539,200	3,549,109
Daito Trust Construction Co., Ltd.	4,200	562,394
Mitsubishi Estate Co., Ltd.	222,500	3,762,462
Mitsui Fudosan Co., Ltd.	494,800	11,460,520
New World Development Co., Ltd.	2,191,000	3,629,852
Sumitomo Realty & Development Co., Ltd.	46,300	1,711,714
Sun Hung Kai Properties Ltd.	520,000	8,974,336
UOL Group Ltd.	426,500	2,380,406

		37,454,431

Diversified REITs – 3.1%
Armada Hoffler Properties, Inc.	284,833	4,600,053
Empire State Realty Trust, Inc. – Class A	224,960	3,477,882
Essential Properties Realty Trust, Inc.	222,780	4,607,090
Fibra Uno Administracion SA de CV	1,161,690	1,721,907
GPT Group (The)	1,356,071	5,485,383
Growthpoint Properties Ltd.	1,571,552	2,731,830
H&R Real Estate Investment Trust	161,760	2,763,818
Hulic Reit, Inc.	1,310	2,146,951
Kenedix Office Investment Corp. – Class A	169	1,130,612
Merlin Properties Socimi SA	221,619	3,022,985
Mirvac Group	1,307,970	2,618,411
SA Corporate Real Estate Ltd.	5,544,590	1,375,973

		35,682,895

Health Care REITs – 1.8%
HCP, Inc.	252,180	7,509,921
Medical Properties Trust, Inc.	316,090	5,518,931
Omega Healthcare Investors, Inc.	167,740	5,936,319
Physicians Realty Trust	111,906	2,021,022

		20,986,193

Hotel & Resort REITs – 1.3%
Japan Hotel REIT Investment Corp.	6,528	5,313,063
Park Hotels & Resorts, Inc.	193,148	6,196,188
RLJ Lodging Trust	182,520	3,360,193

		14,869,444

Industrial REITs – 3.0%
Goodman Group	346,692	3,226,173
Nippon Prologis REIT, Inc.	1,455	3,124,576
Prologis, Inc.	185,391	14,213,928
Rexford Industrial Realty, Inc.	83,670	3,170,256
Segro PLC	460,622	4,081,378
STAG Industrial, Inc.	166,770	4,799,641
Tritax Big Box REIT PLC	1,382,410	2,681,367

		35,297,319

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Office REITs – 3.8%
Alexandria Real Estate Equities, Inc.	55,061	$7,840,136
Boston Properties, Inc.	52,630	7,242,941
CapitaLand Commercial Trust	2,557,900	3,654,461
City Office REIT, Inc.	137,330	1,593,028
Cousins Properties, Inc.	398,660	3,815,176
Daiwa Office Investment Corp.	305	2,058,474
Great Portland Estates PLC	213,000	2,099,105
Ichigo Office REIT Investment(a)	2,283	2,102,750
Inmobiliaria Colonial Socimi SA	226,190	2,437,042
Japan Real Estate Investment Corp.	384	2,128,572
Kilroy Realty Corp.	52,190	4,013,933
Nippon Building Fund, Inc.	488	3,142,430
Orix JREIT, Inc.	1,277	2,242,041

		44,370,089

Real Estate Development – 3.0%
China Overseas Land & Investment Ltd.	1,200,000	4,495,982
China Resources Land Ltd.	1,526,000	6,645,969
CIFI Holdings Group Co., Ltd.	7,806,000	5,187,124
CK Asset Holdings Ltd.	903,500	7,264,627
Emaar Properties PJSC	2,038,830	2,671,624
Instone Real Estate Group AG(b)(c)	126,730	3,091,555
Times China Holdings Ltd.	3,231,000	5,866,960

		35,223,841

Real Estate Operating Companies – 4.1%
ADO Properties SA(c)	34,200	1,795,189
Aroundtown SA	432,720	3,515,645
Azrieli Group Ltd.	39,410	2,245,294
CA Immobilien Anlagen AG	94,779	3,322,006
Castellum AB	101,690	1,828,329
Central Pattana PCL	421,300	996,340
Deutsche Wohnen SE	17,530	789,647
Entra ASA(c)	150,188	2,179,910
Fabege AB	201,910	2,804,465
Hemfosa Fastigheter AB	232,960	1,927,833
Parque Arauco SA	499,500	1,379,101
SM Prime Holdings, Inc.	1,497,400	1,191,949
Swire Properties Ltd.	991,000	4,032,688
TLG Immobilien AG	112,910	3,324,298
Vonovia SE	201,803	10,085,404
Wharf Real Estate Investment Co., Ltd.	722,000	5,533,612

		46,951,710

Real Estate Services – 0.6%
Unibail-Rodamco-Westfield	42,050	7,227,776

Residential REITs – 4.9%
American Campus Communities, Inc.	77,110	3,639,592
American Homes 4 Rent – Class A	220,510	5,287,830

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Apartment Investment & Management Co. – Class A	113,856	$5,619,932
Camden Property Trust	69,160	6,960,954
Essex Property Trust, Inc.	23,400	6,610,500
Independence Realty Trust, Inc.	402,370	4,261,098
Killam Apartment Real Estate Investment Trust	187,060	2,643,163
Mid-America Apartment Communities, Inc.	65,850	7,204,649
Nippon Accommodations Fund, Inc.	519	2,652,036
Northview Apartment Real Estate Investment Trust	104,440	2,196,849
Sun Communities, Inc.	57,697	7,101,347
UNITE Group PLC (The)	223,185	2,743,148

		56,921,098

Retail REITs – 4.0%
Agree Realty Corp.	51,810	3,392,001
British Land Co. PLC (The)	325,910	2,528,629
Brixmor Property Group, Inc.	353,640	6,323,083
Hammerson PLC	469,980	1,977,376
Japan Retail Fund Investment Corp.	627	1,198,090
Link REIT	442,401	5,168,994
National Retail Properties, Inc.	60,990	3,209,294
Regency Centers Corp.	101,470	6,815,740
Retail Properties of America, Inc. – Class A	348,760	4,286,260
Scentre Group	56,731	153,032
Simon Property Group, Inc.	38,222	6,639,161
SITE Centers Corp.	213,510	2,826,872
Vicinity Centres	700,970	1,257,073

		45,775,605

Specialized REITs – 2.7%
CubeSmart	178,230	5,687,319
Digital Realty Trust, Inc.	75,830	8,925,949
EPR Properties	44,550	3,513,213
Equinix, Inc.	4,098	1,863,361
MGM Growth Properties LLC – Class A	134,746	4,346,906
National Storage Affiliates Trust	167,790	4,909,536
Safestore Holdings PLC	186,610	1,567,106

		30,813,390

		411,573,791

Energy – 13.7%
Integrated Oil & Gas – 9.9%
BP PLC	1,844,708	13,414,161
Chevron Corp.	109,267	13,118,596
Exxon Mobil Corp.	217,691	17,476,234
Imperial Oil Ltd.	3,791	110,133
LUKOIL PJSC (Sponsored ADR)	40,730	3,482,415
Origin Energy Ltd.	407,520	2,117,705
PetroChina Co., Ltd. – Class H	10,234,000	6,487,268

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Petroleo Brasileiro SA (Preference Shares)	908,600	$6,281,948
Repsol SA	438,303	7,437,430
Royal Dutch Shell PLC – Class A	8,205	261,423
Royal Dutch Shell PLC – Class B	981,706	31,682,939
TOTAL SA	236,549	13,149,939

		115,020,191

Oil & Gas Equipment & Services – 0.7%
C&J Energy Services, Inc.(b)	204,640	2,875,192
Halliburton Co.	152,340	4,315,792
Petrofac Ltd.	87,521	505,263

		7,696,247

Oil & Gas Exploration & Production – 2.1%
Aker BP ASA	62,301	2,056,398
Concho Resources, Inc.	21,210	2,447,210
ConocoPhillips	3,809	240,424
Continental Resources, Inc./OK(b)	68,723	3,160,571
EOG Resources, Inc.	98,144	9,426,732
Gran Tierra Energy, Inc.(b)	337,830	811,982
Inpex Corp.	147,300	1,433,055
SM Energy Co.	172,002	2,739,992
Whiting Petroleum Corp.(b)	58,060	1,590,263
Woodside Petroleum Ltd.	8,846	220,528

		24,127,155

Oil & Gas Refining & Marketing – 0.9%
Cosan SA	94,300	1,127,194
JXTG Holdings, Inc.	685,300	3,334,114
Motor Oil Hellas Corinth Refineries SA	87,550	2,232,980
Phillips 66	908	85,597
S-Oil Corp.	24,222	1,909,872
Tupras Turkiye Petrol Rafinerileri AS	82,760	1,711,715
Valero Energy Corp.	6,589	597,359

		10,998,831

Oil & Gas Storage & Transportation – 0.1%
Enagas SA	4,058	115,756
TransCanada Corp.	18,366	876,556

		992,312

		158,834,736

Materials – 6.6%
Aluminum – 0.6%
Alcoa Corp.(b)	172,670	4,606,836
Norsk Hydro ASA	436,500	1,880,041

		6,486,877

Commodity Chemicals – 0.2%
LyondellBasell Industries NV – Class A	20,429	1,802,451
Methanex Corp.	12,421	680,897

		2,483,348

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction Materials – 0.1%
Grupo Cementos de Chihuahua SAB de CV	258,307	$1,479,446

Copper – 0.8%
Antofagasta PLC	247,900	2,946,977
First Quantum Minerals Ltd.	295,980	3,126,160
Lundin Mining Corp.	381,100	2,045,316
OZ Minerals Ltd.	192,220	1,353,472

		9,471,925

Diversified Chemicals – 0.3%
BASF SE	15,800	1,289,927
Sasol Ltd.	50,750	1,683,703

		2,973,630

Diversified Metals & Mining – 1.8%
Anglo American PLC	34,052	883,639
Boliden AB	110,150	3,278,056
Glencore PLC(b)	2,062,326	8,182,397
MMC Norilsk Nickel PJSC (ADR)(a)	112,010	2,509,584
Orocobre Ltd.(a)(b)	158,583	373,339
Rio Tinto Ltd.	8,622	581,143
Rio Tinto PLC	47,550	2,774,023
Sumitomo Metal Mining Co., Ltd.	52,900	1,663,909
Syrah Resources Ltd.(a)(b)	812,109	637,006

		20,883,096

Fertilizers & Agricultural Chemicals – 0.4%
Mosaic Co. (The)	171,140	4,468,466

Gold – 0.8%
Agnico Eagle Mines Ltd.	121,855	5,046,291
Detour Gold Corp.(b)	119,090	1,057,827
Kinross Gold Corp.(b)	102,581	326,189
Newcrest Mining Ltd.	93,430	1,650,461
Polyus PJSC (GDR)(c)	26,630	1,038,663
Real Gold Mining Ltd.(b)(d)(e)(f)	811,000	– 0	–

		9,119,431

Metal & Glass Containers – 0.0%
CCL Industries, Inc. – Class B	10,797	460,587

Paper Products – 0.2%
Suzano SA	273,200	2,837,835

Precious Metals & Minerals – 0.1%
Industrias Penoles SAB de CV	66,170	760,906

Specialty Chemicals – 0.6%
Covestro AG(c)	23,358	1,283,466
Johnson Matthey PLC	76,130	3,321,126
Sherwin-Williams Co. (The)	4,310	1,960,317

		6,564,909

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Steel – 0.7%
APERAM SA	28,080	$866,291
Fortescue Metals Group Ltd.	15,103	76,319
Vale SA (Sponsored ADR) – Class B	423,460	5,411,819
Yamato Kogyo Co., Ltd.	82,900	2,301,715

		8,656,144

		76,646,600

Pharmaceuticals & Biotechnology – 2.0%
Biotechnology – 0.7%
AbbVie, Inc.	20,403	1,619,794
Amgen, Inc.	9,081	1,628,405
Biogen, Inc.(b)	5,398	1,237,437
Celgene Corp.(b)	15,351	1,453,126
Gilead Sciences, Inc.	23,663	1,539,041
Vertex Pharmaceuticals, Inc.(b)	6,819	1,152,275

		8,630,078

Pharmaceuticals – 1.3%
Astellas Pharma, Inc.	69,200	937,236
GlaxoSmithKline PLC	35,345	726,100
Johnson & Johnson	1,064	150,237
Merck & Co., Inc.	32,290	2,541,546
Novo Nordisk A/S – Class B	33,584	1,645,433
Pfizer, Inc.	58,702	2,383,888
Roche Holding AG	7,982	2,106,157
Sanofi(a)	19,187	1,674,052
Shionogi & Co., Ltd.	10,800	630,860
Zoetis, Inc.	19,191	1,954,411

		14,749,920

		23,379,998

Software & Services – 2.0%
Application Software – 0.3%
Adobe, Inc.(b)	609	176,153
Cadence Design Systems, Inc.(b)	4,631	321,299
Dassault Systemes SE	5,186	821,271
Intuit, Inc.	7,688	1,930,149

		3,248,872

Data Processing & Outsourced Services – 1.0%
Automatic Data Processing, Inc.	12,657	2,080,684
Mastercard, Inc. – Class A	11,412	2,901,387
Paychex, Inc.	22,578	1,903,551
PayPal Holdings, Inc.(b)	19,165	2,161,237
Visa, Inc. – Class A	19,002	3,124,499

		12,171,358

IT Consulting & Other Services – 0.1%
Accenture PLC – Class A	6,133	1,120,315

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Systems Software – 0.6%
Check Point Software Technologies Ltd.(b)	14,005	$1,691,244
Fortinet, Inc.(b)	14,330	1,338,709
Microsoft Corp.	19,694	2,572,036
Trend Micro, Inc./Japan	14,700	734,881
VMware, Inc. – Class A	2,226	454,393

		6,791,263

		23,331,808

Retailing – 1.3%
Apparel Retail – 0.2%
Gap, Inc. (The)	28,445	741,846
Hennes & Mauritz AB – Class B(a)	90,196	1,573,825

		2,315,671

Computer & Electronics Retail – 0.2%
Best Buy Co., Inc.	24,838	1,848,196
Hikari Tsushin, Inc.	2,200	407,899

		2,256,095

Department Stores – 0.1%
Next PLC	18,838	1,418,383

General Merchandise Stores – 0.2%
Target Corp.	22,768	1,762,698

Internet & Direct Marketing Retail – 0.6%
Amazon.com, Inc.(b)	1,120	2,157,702
Booking Holdings, Inc.(b)	1,178	2,185,178
Expedia Group, Inc.	14,528	1,886,316
Rakuten, Inc.	41,100	459,807

		6,689,003

		14,441,850

Food Beverage & Tobacco – 1.2%
Agricultural Products – 0.0%
Archer-Daniels-Midland Co.	5,295	236,157

Packaged Foods & Meats – 0.6%
Hershey Co. (The)	15,432	1,926,685
JBS SA	704,900	3,554,073
Nestle SA	12,943	1,246,121

		6,726,879

Soft Drinks – 0.4%
Coca-Cola Amatil Ltd.	141,800	879,599
Monster Beverage Corp.(b)	32,480	1,935,808
PepsiCo, Inc.	18,256	2,337,681

		5,153,088

Tobacco – 0.2%
Altria Group, Inc.	38,337	2,082,849

		14,198,973

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Banks – 1.2%
Diversified Banks – 1.1%
Banco Comercial Portugues SA(b)	8,695,120	$2,440,658
Bank of America Corp.	57,004	1,743,182
Barclays PLC	81,505	174,910
Citigroup, Inc.	39,735	2,809,265
Lloyds Banking Group PLC	1,922,061	1,571,929
Royal Bank of Scotland Group PLC	259,469	812,484
Wells Fargo & Co.	56,086	2,715,123

		12,267,551

Regional Banks – 0.0%
Citizens Financial Group, Inc.	8,230	297,926

Thrifts & Mortgage Finance – 0.1%
LIC Housing Finance Ltd.	226,900	1,619,812

		14,185,289

Consumer Durables & Apparel – 1.1%
Apparel, Accessories & Luxury Goods – 0.3%
Burberry Group PLC	44,719	1,178,659
Cie Financiere Richemont SA	19,553	1,429,370
HUGO BOSS AG	2,080	145,338
Pandora A/S	16,197	679,387

		3,432,754

Consumer Electronics – 0.2%
Garmin Ltd.	19,968	1,712,056
Nikon Corp.	18,100	252,419

		1,964,475

Homebuilding – 0.5%
Berkeley Group Holdings PLC	21,556	1,057,465
Construtora Tenda SA	336,400	1,541,687
Corp. GEO SAB de CV Series B(b)(e)(f)	1,321	– 0	–
Desarrolladora Homex SAB de CV(b)	1,590	10
Lennar Corp. – Class A	45,820	2,384,015
MRV Engenharia e Participacoes SA	272,600	1,008,754
Urbi Desarrollos Urbanos SAB de CV(b)	172	11

		5,991,942

Household Appliances – 0.1%
Electrolux AB – Class B	52,861	1,295,534

		12,684,705

Transportation – 1.0%
Air Freight & Logistics – 0.4%
CH Robinson Worldwide, Inc.	20,486	1,659,366
Expeditors International of Washington, Inc.	23,319	1,851,995
Kuehne & Nagel International AG	8,193	1,190,891

		4,702,252

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Airlines – 0.0%
Japan Airlines Co., Ltd.	9,000	$293,520

Highways & Railtracks – 0.4%
Transurban Group	478,272	4,528,965

Railroads – 0.1%
Central Japan Railway Co.	4,500	967,677
Union Pacific Corp.	1,682	297,781

		1,265,458

Trucking – 0.1%
DSV A/S	12,211	1,131,567

		11,921,762

Diversified Financials – 1.0%
Asset Management & Custody Banks – 0.1%
Partners Group Holding AG	574	432,948
SEI Investments Co.	17,313	942,693

		1,375,641

Consumer Finance – 0.1%
Discover Financial Services	11,510	937,950

Financial Exchanges & Data – 0.4%
ASX Ltd.	6,782	356,314
Hong Kong Exchanges & Clearing Ltd.	22,900	795,519
MSCI, Inc. – Class A	9,047	2,039,013
Singapore Exchange Ltd.	163,200	886,123

		4,076,969

Investment Banking & Brokerage – 0.2%
Daiwa Securities Group, Inc.	180,700	841,128
Goldman Sachs Group, Inc. (The)	9,830	2,024,193

		2,865,321

Multi-Sector Holdings – 0.2%
Berkshire Hathaway, Inc. – Class B(b)	12,118	2,626,092

		11,881,973

Media & Entertainment – 0.9%
Broadcasting – 0.1%
Fox Corp. – Class B(b)	15,768	607,068

Interactive Home Entertainment – 0.2%
Nexon Co., Ltd.(b)	59,200	842,723
Ubisoft Entertainment SA(b)	11,726	1,120,281

		1,963,004

Interactive Media & Services – 0.5%
Alphabet, Inc. – Class A(b)	705	845,267
Alphabet, Inc. – Class C(b)	772	917,506

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Facebook, Inc. – Class A(b)	16,507	$3,192,454
Kakaku.com, Inc.	43,600	898,269

		5,853,496

Movies & Entertainment – 0.1%
Live Nation Entertainment, Inc.(b)	20,126	1,315,033
Vivendi SA	14,304	415,186
Walt Disney Co. (The)	1,066	146,010

		1,876,229

		10,299,797

Health Care Equipment & Services – 0.7%
Health Care Distributors – 0.1%
McKesson Corp.	13,309	1,587,098

Health Care Equipment – 0.1%
Cochlear Ltd.	6,480	856,559

Health Care Facilities – 0.2%
Chartwell Retirement Residences	263,930	2,894,030

Health Care Supplies – 0.2%
Coloplast A/S – Class B	12,500	1,350,268
Hoya Corp.	15,800	1,115,916

		2,466,184

Managed Health Care – 0.1%
Centene Corp.(b)	14,775	761,799

		8,565,670

Food & Staples Retailing – 0.7%
Food Retail – 0.5%
Colruyt SA	17,882	1,290,885
J Sainsbury PLC	422,036	1,226,114
Jeronimo Martins SGPS SA	15,002	244,317
Koninklijke Ahold Delhaize NV	53,927	1,299,726
Kroger Co. (The)	62,224	1,604,135
Woolworths Group Ltd.	9,448	212,132

		5,877,309

Hypermarkets & Super Centers – 0.2%
Carrefour SA	14,116	275,011
Walmart, Inc.	14,218	1,462,179

		1,737,190

		7,614,499

Capital Goods – 0.7%
Aerospace & Defense – 0.1%
Thales SA	4,921	587,949

Building Products – 0.3%
Cie de Saint-Gobain	23,008	943,327
Lennox International, Inc.	6,519	1,769,582

		2,712,909

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction & Engineering – 0.1%
HOCHTIEF AG	8,300	$1,240,923

Construction & Farm Machinery & Heavy Trucks – 0.1%
Volvo AB – Class B	93,942	1,505,554

Electrical Components & Equipment – 0.1%
Legrand SA	20,834	1,532,401

		7,579,736

Utilities – 0.4%
Electric Utilities – 0.2%
Exelon Corp.	26,162	1,332,954
Red Electrica Corp. SA	62,078	1,288,359

		2,621,313

Multi-Utilities – 0.2%
National Grid PLC	127,259	1,394,240
Sempra Energy	7,467	955,403

		2,349,643

		4,970,956

Commercial & Professional Services – 0.4%
Human Resource & Employment Services – 0.1%
Robert Half International, Inc.	25,858	1,605,523

Office Services & Supplies – 0.1%
Societe BIC SA	14,055	1,210,787

Research & Consulting Services – 0.2%
RELX PLC (London)	23,845	547,854
Wolters Kluwer NV	16,959	1,183,695

		1,731,549

Security & Alarm Services – 0.0%
G4S PLC	103,042	291,229

		4,839,088

Technology Hardware & Equipment – 0.4%
Communications Equipment – 0.2%
Cisco Systems, Inc.	5,984	334,805
F5 Networks, Inc.(b)	10,727	1,683,066

		2,017,871

Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.	12,851	2,578,810

		4,596,681

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecommunication Services – 0.4%
Integrated Telecommunication Services – 0.2%
Eurazeo SE	17,327	$1,359,905
Telenor ASA	18,805	378,015
Washington H Soul Pattinson & Co., Ltd.	18,220	295,512

		2,033,432

Wireless Telecommunication Services – 0.2%
Rogers Communications, Inc. – Class B	22,682	1,141,973
Softbank Corp.	67,200	791,099

		1,933,072

		3,966,504

Consumer Services – 0.3%
Leisure Facilities – 0.2%
Planet Fitness, Inc.(b)	33,850	2,562,445

Restaurants – 0.1%
Compass Group PLC	10,457	237,937
McDonald’s Corp.	4,453	879,779

		1,117,716

		3,680,161

Insurance – 0.3%
Life & Health Insurance – 0.2%
Japan Post Holdings Co., Ltd.	7,200	80,637
Legal & General Group PLC	238,194	866,200
MetLife, Inc.	43,440	2,003,887

		2,950,724

Property & Casualty Insurance – 0.1%
Admiral Group PLC	24,101	694,212

		3,644,936

Semiconductors & Semiconductor Equipment – 0.2%
Semiconductors – 0.2%
Micron Technology, Inc.(b)	4,294	180,606
Texas Instruments, Inc.	20,387	2,402,200

		2,582,806

Household & Personal Products – 0.2%
Household Products – 0.1%
Kimberly-Clark Corp.	6,577	844,355

Personal Products – 0.1%
Unilever PLC	27,725	1,680,553

		2,524,908

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Automobiles & Components – 0.2%
Auto Parts & Equipment – 0.1%
Magna International, Inc. – Class A (Canada)		20,254	$1,127,372

Automobile Manufacturers – 0.1%
General Motors Co.		32,462	1,264,395

			2,391,767

Total Common Stocks (cost $821,106,280)			840,338,994

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 14.8%
Japan – 6.8%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	8,541,194	79,369,191

United States – 8.0%
U.S. Treasury Inflation Index 0.125%, 4/15/22 (TIPS)(g)	U.S.$	23,357	23,127,222
0.125%, 4/15/22-7/15/26 (TIPS)		70,197	69,116,817

			92,244,039

Total Inflation-Linked Securities (cost $171,160,683)			171,613,230

		Shares
INVESTMENT COMPANIES – 1.3%
Funds and Investment Trusts – 1.3%(h)
iShares MSCI ACWI ETF		77,630	5,792,751
iShares MSCI Global Metals & Mining Producers ETF(a)		187,398	5,775,606
VanEck Vectors Agribusiness ETF(a)		57,592	3,707,773

Total Investment Companies (cost $14,670,131)			15,276,130

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
EUR/USD Expiration: Jun 2019; Contracts: 7,481,000; Exercise Price: EUR 0.90; Counterparty: Natwest Markets PLC(b)	EUR	7,481,000	33,881

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Notional Amount	U.S. $ Value

AUD/USD Expiration: Jun 2019; Contracts: 31,745,000; Exercise Price: AUD 1.45; Counterparty: Morgan Stanley Capital Services LLC(b)	AUD	31,745,000	$110,148

Total Options Purchased – Puts (premiums paid $369,380)			144,029

		Shares

WARRANTS – 0.0%
Real Estate – 0.0%
Diversified Real Estate Activities – 0.0%
Eastern & Oriental Bhd, expiring 7/21/19(b) (cost $0)		12,100	15

SHORT-TERM INVESTMENTS – 11.1%
Investment Companies – 11.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.37%(h)(i)(j) (cost $128,449,305)		128,449,305	128,449,305

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $1,135,755,779)			1,155,821,703

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.37%(h)(i)(j) (cost $8,550,636)		8,550,636	8,550,636

Total Investments – 100.3% (cost $1,144,306,415)			1,164,372,339
Other assets less liabilities – (0.3)%			(3,469,277)

Net Assets – 100.0%			$1,160,903,062

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Futures	86	May 2019	$6,197,160	$424,831
Cattle Feeder Futures	50	August 2019	3,728,750	(194,205)
Coffee Robusta Futures	308	July 2019	4,333,560	(88,413)
Copper Futures	16	July 2019	1,161,600	(10,640)
Copper Futures	113	September 2019	8,230,638	(14,410)
Euro STOXX 50 Futures	54	June 2019	2,090,753	110,149
FTSE 100 Index Futures	8	June 2019	768,995	17,096
Gold 100 OZ Futures	108	August 2019	13,950,360	(490,923)
Lean Hogs Futures	65	October 2019	2,229,500	(54,483)
Live Cattle Futures	59	October 2019	2,650,870	(25,819)
LME Nickel Futures	48	May 2019	3,498,480	(218,614)
LME Primary Aluminum Futures	136	May 2019	6,028,200	(525,247)
LME Zinc Futures	67	May 2019	4,882,625	223,871
Low Sulphur Gasoil Futures	64	July 2019	4,086,400	176,437
MSCI Emerging Markets Futures	31	June 2019	1,674,310	33,921
Natural Gas Futures	954	August 2019	25,156,980	(2,637,881)
S&P 500 E-Mini Futures	56	June 2019	8,255,800	319,156
S&P/TSX 60 Index Futures	4	June 2019	593,208	17,549
TOPIX Index Futures	7	June 2019	1,014,857	12,837

Sold Contracts
10 Yr Japan Bond (OSE) Futures	51	June 2019	69,924,413	(75,844)
Cocoa Futures	158	July 2019	3,727,220	56,913
KC HRW Wheat Futures	58	July 2019	1,142,600	117,278
LME Nickel Futures	48	May 2019	3,498,480	288,180
LME Primary Aluminum Futures	136	May 2019	6,028,200	343,491
LME Zinc Futures	67	May 2019	4,882,625	(59,875)
U.S. T-Note 2 Yr (CBT) Futures	128	June 2019	27,265,000	(99,462)
U.S. T-Note 10 Yr (CBT) Futures	225	June 2019	27,826,172	(293,865)
Wheat Futures (CBT)	53	July 2019	1,136,188	88,735

				$(2,559,237)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	AUD	5,879	USD	4,196	5/16/19	$50,848
Australia and New Zealand Banking Group Ltd.	CNY	190,902	USD	28,148	6/17/19	(203,768)

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	3,535	CHF	3,478	6/13/19	$(107,601)
Australia and New Zealand Banking Group Ltd.	USD	28,552	CNY	190,902	6/17/19	(200,294)
Bank of America, NA	EUR	6,269	USD	7,060	7/10/19	(13,221)
Bank of America, NA	MXN	66,080	USD	3,451	6/13/19	(11,884)
Bank of America, NA	RUB	179,105	USD	2,799	5/16/19	32,050
Bank of America, NA	SEK	17,527	USD	1,858	6/27/19	4,400
Bank of America, NA	USD	4,261	GBP	3,250	6/14/19	(13,696)
Bank of America, NA	USD	678	TRY	3,995	5/23/19	(17,609)
Bank of America, NA	USD	4,138	CAD	5,504	5/09/19	(28,533)
Bank of America, NA	USD	5,320	CAD	7,111	6/17/19	(5,974)
Bank of America, NA	USD	609	ZAR	8,848	6/18/19	6,100
Bank of America, NA	USD	4,246	ZAR	59,839	6/28/19	(90,513)
Bank of America, NA	USD	4,994	RUB	329,007	5/16/19	89,147
Bank of America, NA	USD	4,201	RUB	268,996	5/16/19	(45,509)
Bank of America, NA	USD	6,987	JPY	778,348	6/27/19	32,217
Barclays Bank PLC	AUD	7,428	USD	5,274	6/28/19	30,415
Barclays Bank PLC	CHF	5,450	USD	5,496	6/17/19	124,145
Barclays Bank PLC	CHF	3,423	USD	3,474	6/13/19	101,158
Barclays Bank PLC	EUR	9,900	USD	11,221	6/17/19	73,306
Barclays Bank PLC	IDR	185,277,684	USD	12,962	5/09/19	(67,590)
Barclays Bank PLC	ILS	15,121	USD	4,200	6/17/19	(15,593)
Barclays Bank PLC	INR	160,035	USD	2,276	7/16/19	2,553
Barclays Bank PLC	KRW	25,869,852	USD	22,992	5/16/19	767,734
Barclays Bank PLC	MYR	23,278	USD	5,578	8/21/19	(32,832)
Barclays Bank PLC	MYR	33,686	USD	8,196	8/21/19	75,741
Barclays Bank PLC	NOK	34,254	USD	4,044	6/17/19	66,085
Barclays Bank PLC	NOK	23,645	USD	2,738	6/27/19	(8,738)
Barclays Bank PLC	RUB	160,464	USD	2,420	5/16/19	(58,784)
Barclays Bank PLC	TWD	227,902	USD	7,394	6/10/19	14,834
Barclays Bank PLC	USD	5,724	EUR	5,032	7/10/19	(46,591)
Barclays Bank PLC	USD	1,811	MYR	7,501	8/21/19	(2,655)
Barclays Bank PLC	USD	7,713	CAD	10,335	6/17/19	10,309
Barclays Bank PLC	USD	2,213	SEK	20,444	6/17/19	(52,408)
Barclays Bank PLC	USD	15,861	TWD	488,812	6/10/19	(34,455)
Barclays Bank PLC	USD	1,311	PHP	69,040	6/10/19	19,363
Barclays Bank PLC	USD	21,544	RUB	1,428,430	5/16/19	523,289
Barclays Bank PLC	USD	22,934	INR	1,624,786	7/16/19	152,441
Barclays Bank PLC	USD	4,970	INR	347,332	7/16/19	(34,348)
Barclays Bank PLC	USD	13,668	KRW	15,270,174	5/16/19	(549,523)
Barclays Bank PLC	USD	21,302	IDR	306,421,372	5/09/19	247,015
Barclays Bank PLC	USD	5,959	IDR	84,040,801	5/09/19	(49,030)
Barclays Bank PLC	ZAR	39,405	USD	2,763	6/28/19	26,692
BNP PARIBAS SA	AUD	20,969	USD	15,071	6/17/19	272,889
BNP PARIBAS SA	CAD	15,352	USD	11,391	6/17/19	(81,813)
BNP PARIBAS SA	CAD	2,067	USD	1,551	5/09/19	7,802
BNP PARIBAS SA	CZK	58,801	USD	2,606	6/17/19	29,977
BNP PARIBAS SA	EUR	7,281	CAD	10,965	5/09/19	15,912

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP PARIBAS SA	HKD	23,878	USD	3,048	6/17/19	$1,996
BNP PARIBAS SA	HUF	1,031,971	USD	3,724	6/17/19	139,264
BNP PARIBAS SA	NZD	20,277	USD	13,429	6/17/19	(125,479)
BNP PARIBAS SA	PLN	10,650	USD	2,801	6/13/19	11,166
BNP PARIBAS SA	SEK	178,132	USD	19,335	6/17/19	510,377
BNP PARIBAS SA	TRY	32,941	USD	5,445	5/23/19	(3,747)
BNP PARIBAS SA	TWD	38,432	USD	1,249	6/10/19	4,706
BNP PARIBAS SA	USD	22,253	AUD	31,079	6/17/19	(319,673)
BNP PARIBAS SA	USD	12,977	CAD	17,257	6/17/19	(80,551)
BNP PARIBAS SA	USD	17,690	CHF	17,963	6/17/19	16,060
BNP PARIBAS SA	USD	4,433	MXN	86,516	6/17/19	97,702
BNP PARIBAS SA	USD	4,617	CZK	105,822	6/17/19	19,135
BNP PARIBAS SA	USD	3,615	HUF	1,031,971	6/17/19	(30,184)
BNP PARIBAS SA	USD	14,195	JPY	1,542,187	6/17/19	(298,289)
Brown Brothers Harriman & Co.	USD	3,470	HKD	27,129	6/17/19	(9,400)
Citibank, NA	BRL	31,267	USD	7,917	5/03/19	(57,009)
Citibank, NA	BRL	428	USD	109	6/04/19	(104)
Citibank, NA	CAD	18,727	USD	14,070	6/17/19	74,913
Citibank, NA	CHF	4,264	PLN	16,124	6/13/19	22,281
Citibank, NA	CZK	77,357	USD	3,400	6/17/19	10,759
Citibank, NA	EUR	21,698	USD	24,993	6/17/19	560,969
Citibank, NA	EUR	6,053	USD	6,871	7/10/19	42,444
Citibank, NA	EUR	5,191	USD	5,805	6/17/19	(39,900)
Citibank, NA	GBP	30,784	USD	40,349	6/17/19	108,118
Citibank, NA	ILS	10,117	USD	2,852	7/16/19	25,850
Citibank, NA	JPY	14,342,782	USD	129,915	6/17/19	673,260
Citibank, NA	JPY	2,888,236	USD	25,980	6/17/19	(45,331)
Citibank, NA	JPY	472,662	EUR	3,730	6/27/19	(58,950)
Citibank, NA	MXN	50,828	USD	2,577	6/17/19	(84,843)
Citibank, NA	NOK	54,962	USD	6,350	6/17/19	(31,841)
Citibank, NA	PEN	34,905	USD	10,524	5/23/19	(22,418)
Citibank, NA	PLN	19,033	USD	4,995	6/17/19	8,570
Citibank, NA	TRY	15,650	USD	2,730	6/17/19	180,800
Citibank, NA	TRY	4,067	USD	685	5/23/19	12,248
Citibank, NA	TWD	65,378	USD	2,123	6/10/19	5,936
Citibank, NA	USD	6,913	BRL	27,271	5/03/19	42,072
Citibank, NA	USD	1,034	BRL	3,996	5/03/19	(15,061)
Citibank, NA	USD	11,560	AUD	16,345	6/17/19	(24,224)
Citibank, NA	USD	3,081	SGD	4,179	6/17/19	(5,890)
Citibank, NA	USD	4,802	AUD	6,691	6/24/19	(79,311)
Citibank, NA	USD	20,691	EUR	18,346	6/17/19	(33,549)
Citibank, NA	USD	1,400	ZAR	19,789	6/28/19	(26,098)
Citibank, NA	USD	2,846	NOK	24,093	6/27/19	(47,068)
Citibank, NA	USD	5,911	TRY	33,893	6/17/19	(391,551)
Citibank, NA	USD	2,764	MXN	53,265	6/13/19	26,990
Citibank, NA	USD	7,131	SEK	65,757	6/27/19	(176,353)
Citibank, NA	USD	3,464	MXN	66,053	6/13/19	(2,871)
Citibank, NA	USD	12,268	CNY	82,399	6/12/19	(30,001)
Citibank, NA	USD	7,694	MXN	151,761	6/17/19	253,323
Citibank, NA	USD	9,146	PHP	481,060	6/10/19	121,030

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	2,692	JPY	296,975	6/17/19	$(15,790)
Citibank, NA	USD	2,806	JPY	311,086	6/27/19	(667)
Citibank, NA	USD	8,851	JPY	962,172	12/13/19	(58,274)
Citibank, NA	USD	19,434	JPY	2,165,385	6/17/19	77,777
Citibank, NA	USD	4,351	CLP	2,902,194	5/23/19	(66,802)
Credit Suisse International	AUD	9,275	USD	6,509	6/17/19	(36,170)
Credit Suisse International	AUD	7,144	USD	5,272	6/28/19	228,992
Credit Suisse International	NOK	174,689	USD	20,205	6/17/19	(79,499)
Credit Suisse International	NOK	137,493	USD	16,010	6/17/19	44,635
Credit Suisse International	NZD	48,610	USD	32,907	6/17/19	413,121
Credit Suisse International	SEK	20,444	USD	2,205	6/17/19	44,913
Credit Suisse International	USD	3,831	EUR	3,352	6/17/19	(56,235)
Credit Suisse International	USD	19,393	CHF	19,239	6/17/19	(428,376)
Credit Suisse International	USD	33,203	NZD	48,991	6/17/19	(454,675)
Credit Suisse International	USD	4,979	PLN	19,033	6/17/19	8,153
Credit Suisse International	USD	1,223	MXN	23,638	6/17/19	14,402
Credit Suisse International	USD	22,999	CAD	30,221	6/17/19	(413,657)
Credit Suisse International	USD	32,458	SEK	308,196	6/17/19	111,986
Credit Suisse International	ZAR	46,655	USD	3,255	5/28/19	3,217
Deutsche Bank AG	CAD	5,653	USD	4,192	5/09/19	(27,678)
Deutsche Bank AG	USD	1,287	ILS	4,639	6/17/19	5,810
Goldman Sachs Bank USA	AUD	6,691	USD	4,802	6/24/19	79,083
Goldman Sachs Bank USA	BRL	26,415	USD	6,695	5/03/19	(41,322)
Goldman Sachs Bank USA	CAD	2,494	USD	1,871	6/17/19	7,132
Goldman Sachs Bank USA	COP	4,195,456	USD	1,324	5/23/19	28,190
Goldman Sachs Bank USA	INR	195,966	USD	2,779	7/16/19	(5,215)
Goldman Sachs Bank USA	KRW	7,854,978	USD	6,906	5/16/19	158,119
Goldman Sachs Bank USA	PLN	9,784	USD	2,546	7/11/19	(19,384)
Goldman Sachs Bank USA	PLN	5,482	USD	1,425	6/13/19	(10,806)
Goldman Sachs Bank USA	RUB	352,731	USD	5,358	5/16/19	(91,230)
Goldman Sachs Bank USA	USD	964	NZD	1,427	6/17/19	(9,980)
Goldman Sachs Bank USA	USD	2,655	AUD	3,694	6/28/19	(47,313)
Goldman Sachs Bank USA	USD	4,872	BRL	19,230	6/04/19	19,992
Goldman Sachs Bank USA	USD	15,646	GBP	11,899	6/17/19	(92,219)
Goldman Sachs Bank USA	USD	13,932	MYR	56,716	8/21/19	(260,536)
Goldman Sachs Bank USA	USD	6,818	BRL	26,415	5/03/19	(81,200)
Goldman Sachs Bank USA	USD	2,801	MXN	53,309	6/13/19	(7,531)
Goldman Sachs Bank USA	USD	1,412	RUB	90,634	5/16/19	(11,856)
Goldman Sachs Bank USA	USD	6,427	INR	455,233	7/16/19	41,469
Goldman Sachs Bank USA	USD	3,587	INR	250,842	7/16/19	(23,138)
Goldman Sachs Bank USA	USD	2,125	KRW	2,403,651	5/16/19	(60,388)
Goldman Sachs Bank USA	USD	5,662	CLP	3,752,966	5/23/19	(122,039)
HSBC Bank USA	AUD	3,783	USD	2,705	6/28/19	34,152
HSBC Bank USA	COP	13,402,446	USD	4,232	5/23/19	91,002
HSBC Bank USA	INR	197,873	USD	2,816	7/16/19	4,158
HSBC Bank USA	SGD	919	USD	680	6/13/19	3,891
HSBC Bank USA	TRY	9,831	USD	1,659	5/23/19	32,601
HSBC Bank USA	TWD	210,137	USD	6,820	6/10/19	16,421
HSBC Bank USA	USD	3,831	NZD	5,627	6/17/19	(69,318)
HSBC Bank USA	USD	4,184	NZD	6,261	6/26/19	2,005
HSBC Bank USA	USD	2,500	COP	7,918,367	5/23/19	(53,765)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	USD	12,086	KRW	13,531,244	5/16/19	$(462,101)
JPMorgan Chase Bank, NA	BRL	4,989	USD	1,293	5/03/19	20,642
JPMorgan Chase Bank, NA	CHF	9,099	USD	9,092	6/13/19	125,858
JPMorgan Chase Bank, NA	KRW	3,815,163	USD	3,389	5/16/19	111,642
JPMorgan Chase Bank, NA	TWD	210,345	USD	6,826	6/10/19	15,329
JPMorgan Chase Bank, NA	USD	1,265	BRL	4,989	5/03/19	7,804
Morgan Stanley & Co., Inc.	AUD	3,546	USD	2,627	6/28/19	124,020
Morgan Stanley & Co., Inc.	CAD	9,212	USD	6,869	5/09/19	(8,475)
Morgan Stanley & Co., Inc.	CAD	3,720	MXN	54,242	6/13/19	62,437
Morgan Stanley & Co., Inc.	CHF	2,565	USD	2,576	6/17/19	47,558
Morgan Stanley & Co., Inc.	CLP	15,117,373	USD	22,606	5/23/19	289,334
Morgan Stanley & Co., Inc.	COP	13,262,467	USD	4,212	5/23/19	114,856
Morgan Stanley & Co., Inc.	INR	190,266	USD	2,711	7/16/19	7,432
Morgan Stanley & Co., Inc.	JPY	380,141	USD	3,515	12/13/19	41,668
Morgan Stanley & Co., Inc.	JPY	317,963	USD	2,854	6/27/19	(13,372)
Morgan Stanley & Co., Inc.	KRW	7,059,911	USD	6,245	5/16/19	180,122
Morgan Stanley & Co., Inc.	NZD	1,427	USD	977	6/17/19	22,786
Morgan Stanley & Co., Inc.	RUB	90,400	USD	1,393	5/16/19	(3,825)
Morgan Stanley & Co., Inc.	SEK	39,045	USD	4,218	6/27/19	87,988
Morgan Stanley & Co., Inc.	TWD	368,786	USD	11,969	6/10/19	29,409
Morgan Stanley & Co., Inc.	USD	1,669	TRY	9,496	5/23/19	(98,301)
Morgan Stanley & Co., Inc.	USD	10,678	AUD	14,460	6/28/19	(469,889)
Morgan Stanley & Co., Inc.	USD	1,406	ZAR	20,164	5/28/19	(807)
Morgan Stanley & Co., Inc.	USD	23,179	NZD	33,866	6/17/19	(540,767)
Morgan Stanley & Co., Inc.	USD	2,754	TWD	84,650	6/10/19	(13,766)
Morgan Stanley & Co., Inc.	USD	3,498	KRW	3,894,899	5/16/19	(152,365)
Morgan Stanley & Co., Inc.	USD	13,331	CLP	8,915,021	5/23/19	(170,626)
Natwest Markets PLC	BRL	4,989	USD	1,265	5/03/19	(7,804)
Natwest Markets PLC	CAD	6,836	USD	5,124	5/09/19	20,372
Natwest Markets PLC	CLP	6,461,946	USD	9,483	5/23/19	(56,061)
Natwest Markets PLC	CNY	16,222	USD	2,414	6/12/19	4,248
Natwest Markets PLC	COP	16,189,350	USD	5,184	5/23/19	181,855
Natwest Markets PLC	ILS	38,411	USD	10,829	7/16/19	99,077
Natwest Markets PLC	JPY	1,306,759	USD	11,836	6/27/19	50,895
Natwest Markets PLC	JPY	880,119	USD	7,947	6/17/19	16,791
Natwest Markets PLC	JPY	381,063	USD	3,522	12/13/19	39,571
Natwest Markets PLC	MXN	58,247	USD	2,973	6/13/19	(79,109)
Natwest Markets PLC	PEN	7,926	USD	2,385	5/23/19	(9,888)
Natwest Markets PLC	TRY	3,660	USD	614	5/23/19	8,740
Natwest Markets PLC	USD	1,640	EUR	1,453	6/20/19	(3,081)
Natwest Markets PLC	USD	4,013	CAD	5,360	5/09/19	(11,170)
Natwest Markets PLC	USD	2,562	CHF	2,534	6/13/19	(64,892)
Natwest Markets PLC	USD	1,288	BRL	4,989	5/03/19	(15,802)
Natwest Markets PLC	USD	2,336	NOK	20,056	6/17/19	(7,249)
Natwest Markets PLC	USD	7,440	PLN	28,416	7/11/19	10,626
Natwest Markets PLC	USD	4,243	CNY	28,485	6/12/19	(12,630)
Natwest Markets PLC	USD	6,197	NOK	52,627	6/27/19	(83,643)
Natwest Markets PLC	USD	8,364	COP	26,313,668	5/23/19	(233,838)
Standard Chartered Bank	BRL	37,418	USD	9,643	5/03/19	99,718
Standard Chartered Bank	BRL	33,422	USD	8,471	5/03/19	(52,283)
Standard Chartered Bank	BRL	33,422	USD	8,462	6/04/19	(40,402)

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank	CNY	141,960	USD	21,101	7/25/19	$26,522
Standard Chartered Bank	GBP	3,264	USD	4,273	6/14/19	6,939
Standard Chartered Bank	INR	355,835	USD	5,080	7/16/19	23,742
Standard Chartered Bank	KRW	3,846,472	USD	3,417	5/16/19	113,014
Standard Chartered Bank	PHP	136,157	USD	2,580	6/10/19	(42,595)
Standard Chartered Bank	USD	17,969	BRL	70,840	5/03/19	97,269
Standard Chartered Bank	USD	5,157	MXN	98,921	6/13/19	26,083
State Street Bank & Trust Co.	AUD	1,488	USD	1,053	6/17/19	2,400
State Street Bank & Trust Co.	CHF	9,973	USD	9,988	6/17/19	156,569
State Street Bank & Trust Co.	CHF	3,476	USD	3,487	6/13/19	61,952
State Street Bank & Trust Co.	DKK	28,326	USD	4,311	6/17/19	37,246
State Street Bank & Trust Co.	SGD	2,060	USD	1,521	6/17/19	5,623
State Street Bank & Trust Co.	THB	252,458	USD	8,003	6/17/19	86,855
State Street Bank & Trust Co.	USD	90	CAD	121	6/17/19	79
State Street Bank & Trust Co.	USD	2,652	AUD	3,747	6/28/19	(7,036)
State Street Bank & Trust Co.	USD	5,613	EUR	4,982	6/17/19	(3,685)
State Street Bank & Trust Co.	USD	5,415	CHF	5,417	6/17/19	(75,747)
State Street Bank & Trust Co.	USD	12,574	THB	398,792	6/17/19	(70,089)
UBS AG	SEK	70,219	USD	7,523	6/17/19	101,837
UBS AG	USD	4,298	JPY	474,660	6/27/19	(16,916)
UBS AG	USD	14,652	JPY	1,621,000	6/17/19	(45,030)

						$453,555

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
AUD vs. USD/ Natwest Markets PLC(k)	AUD	1.282	06/2019	31,745,000	AUD	31,745	$329,573	$(2,730)
Put
AUD vs. USD/ Morgan Stanley Capital Services LLC(k)	AUD	1.447	06/2019	31,745,000	AUD	31,745	171,730	(110,148)
BRL vs. USD/ Morgan Stanley Capital Services LLC(k)	BRL	4.100	05/2019	23,136,300	BRL	23,136	33,858	(10,078)
TRY vs. USD/ Barclays Bank PLC(k)	TRY	8.000	10/2019	22,616,000	TRY	22,616	84,244	(67,830)
ZAR vs. USD/ JPMorgan Chase Bank, NA(k)	ZAR	14.830	05/2019	207,842,450	ZAR	207,842	99,927	(73,562)

							$719,332	$(264,348)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	12,504	3/26/25	2.170%	CPI#	Maturity	$(72,561)
Goldman Sachs International	USD	69,760	4/26/27	2.175%	CPI#	Maturity	(9,057)
JPMorgan Chase Bank, NA	USD	11,499	3/30/25	2.170%	CPI#	Maturity	(65,158)
JPMorgan Chase Bank, NA	USD	76,719	4/01/25	2.170%	CPI#	Maturity	(441,914)
JPMorgan Chase Bank, NA	USD	69,760	4/26/27	2.183%	CPI#	Maturity	(33,015)

							$(621,705)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
Bloomberg Industrial Metals Subindex 3 Month Forward	0.12%	Maturity	USD	1,000	6/17/19	$	– 0	–
Bloomberg Industrial Metals Subindex 3 Month Forward	0.12%	Quarterly	USD	53,092	6/17/19		(1,151,137)
Bloomberg Petroleum Subindex 3 Month Forward	0.11%	Quarterly	USD	76,863	6/17/19		4,644,828
Bloomberg Petroleum Subindex 3 Month Forward	0.11%	Maturity	USD	6,500	6/17/19		– 0	–
Bloomberg Precious Metals Subindex	0.08%	Quarterly	USD	38,963	6/17/19		(804,998)
Bloomberg Softs Subindex 3 Month Forward	0.18%	Quarterly	USD	22,640	6/17/19		(813,117)
JPMorgan JMABRF34 Index(1)	0.60%	Quarterly	USD	4,876	5/15/19		(47,602)
JPMorgan JMABRF34 Index(2)	0.60%	Quarterly	USD	14,135	5/15/19		(137,982)
JPMorgan JMABRF34 Index(3)	0.60%	Annual	USD	21,515	10/15/19		(434,249)
Morgan Stanley Capital Services LLC
Bloomberg Grains Subindex 3 Month Forward	0.15%	Maturity	USD	1,500	6/17/19		– 0	–
Bloomberg Grains Subindex 3 Month Forward	0.15%	Quarterly	USD	68,101	6/17/19		(5,007,873)
Bloomberg Livestock Subindex 3 Month Forward	0.16%	Quarterly	USD	21,188	6/17/19		(261,479)

38 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
UBS AG
FTSE EPRA/NAREIT Developed Real Estate Index	2.76%	Quarterly	USD	81,965	4/15/20	$997,938

						$(3,015,671)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, the aggregate market value of these securities amounted to $9,388,783 or 0.8% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Illiquid security.

(f)	Fair valued by the Adviser.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	One contract relates to 1 share.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

EPRA – European Public Real Estate Association

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

GDR – Global Depositary Receipt

KC HRW – Kansas City Hard Red Winter

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

NAREIT – National Association of Real Estate Investment Trusts

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

(1)	The following table represents the basket holdings underlying the total return swap with JPMorgan JMABRF34 Index as of April 30, 2019.

Security Description	Current Notional	Percent of Basket’s Value
Gasoline RBOB Futures	$2,083,485	42.7%
NY Harbor ULSD Futures	2,025,736	41.5%
LME Zinc Futures	1,882,578	38.6%
LME PRI Aluminum Futures	1,834,018	37.6%
Natural Gas Futures	1,825,206	37.4%
LME Nickel Futures	1,809,143	37.1%
KC HRW Futures	1,750,540	35.9%
Gasoline RBOB Futures	(1,070,019)	(21.9)%
Lean Hogs Futures	1,026,373	21.0%
Brent Crude Futures	(1,022,968)	(21.0)%
NY Harbor ULSD Futures	(1,016,153)	(20.8)%
WTI Crude Futures	(1,011,296)	(20.7)%
Brent Crude Futures	1,009,756	20.7%
WTI Crude Futures	1,006,705	20.6%
Cotton No. 2 Futures	970,759	19.9%
Lean Hogs Futures	(970,683)	(19.9)%
Copper Futures	966,408	19.8%
Copper Futures	(964,399)	(19.8)%
Cotton No. 2 Futures	(960,485)	(19.7)%
Coffee ‘C’ Futures	(958,986)	(19.7)%
Corn Futures	(952,891)	(19.5)%
Coffee ‘C’ Futures	952,239	19.5%
Corn Futures	948,949	19.5%
LME Zinc Futures	(945,709)	(19.4)%
Sugar No. 11 (World) Futures	944,676	19.4%
Soybean Oil Futures	(939,830)	(19.3)%
Soybean Oil Futures	938,606	19.2%
Sugar No. 11 (World) Futures	(938,473)	(19.2)%
Live Cattle Futures	934,202	19.2%
Soybean Meal Futures	933,530	19.1%
Soybean Meal Futures	(933,196)	(19.1)%

40 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Security Description	Current Notional	Percent of Basket’s Value
Live Cattle Futures	$(931,125)	(19.1)%
Soybean Futures	917,589	18.8%
LME PRI Aluminum Futures	(915,252)	(18.8)%
Soybean Futures	(915,195)	(18.8)%
Natural Gas Futures	(907,161)	(18.6)%
LME Nickel Futures	(904,614)	(18.6)%
Wheat (CBT) Futures	897,885	18.4%
Wheat (CBT) Futures	(895,001)	(18.4)%
KC HRW Wheat Futures	(868,685)	(17.8)%

(2)	The following table represents the basket holdings underlying the total return swap with JPMorgan JMABRF34 Index as of April 30, 2019.

Security Description	Current Notional	Percent of Basket’s Value
Gasoline RBOB Futures	$6,039,335	42.7%
NY Harbor ULSD Futures	5,871,943	41.5%
LME Zinc Futures	5,456,973	38.6%
LME PRI Aluminum Futures	5,316,214	37.6%
Natural Gas Futures	5,290,671	37.4%
LME Nickel Futures	5,244,109	37.1%
KC HRW Futures	5,074,240	35.9%
Gasoline RBOB Futures	(3,101,633)	(21.9)%
Lean Hogs Futures	2,975,118	21.0%
Brent Crude Futures	(2,965,248)	(21.0)%
NY Harbor ULSD Futures	(2,945,493)	(20.8)%
WTI Crude Futures	(2,931,413)	(20.7)%
Brent Crude Futures	2,926,951	20.7%
WTI Crude Futures	2,918,106	20.6%
Cotton No. 2 Futures	2,813,910	19.9%
Lean Hogs Futures	(2,813,691)	(19.9)%
Copper Futures	2,801,300	19.8%
Copper Futures	(2,795,476)	(19.8)%
Cotton No. 2 Futures	(2,784,130)	(19.7)%
Coffee ‘C’ Futures	(2,779,784)	(19.7)%
Corn Futures	(2,762,116)	(19.5)%
Coffee ‘C’ Futures	2,760,228	19.5%
Corn Futures	2,750,689	19.5%
LME Zinc Futures	(2,741,300)	(19.4)%
Sugar No. 11 (World) Futures	2,738,304	19.4%
Soybean Oil Futures	(2,724,258)	(19.3)%
Soybean Oil Futures	2,720,709	19.2%
Sugar No. 11 (World) Futures	(2,720,325)	(19.2)%
Live Cattle Futures	2,707,943	19.2%
Soybean Meal Futures	2,705,997	19.1%
Soybean Meal Futures	(2,705,028)	(19.1)%
Live Cattle Futures	(2,699,025)	(19.1)%
Soybean Futures	2,659,788	18.8%
LME PRI Aluminum Futures	(2,653,013)	(18.8)%
Soybean Futures	(2,652,849)	(18.8)%
Natural Gas Futures	(2,629,560)	(18.6)%
LME Nickel Futures	(2,622,177)	(18.6)%
Wheat (CBT) Futures	2,602,674	18.4%
Wheat (CBT) Futures	(2,594,312)	(18.4)%
KC HRW Wheat Futures	(2,518,033)	(17.8)%

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 41

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(3)	The following table represents the basket holdings underlying the total return swap with JPMorgan JMABRF34 Index as of April 30, 2019.

Security Description	Current Notional	Percent of Basket’s Value
Gasoline RBOB Futures	$9,192,636	42.7%
NY Harbor ULSD Futures	8,937,843	41.5%
LME Zinc Futures	8,306,207	38.6%
LME PRI Aluminum Futures	8,091,953	37.6%
Natural Gas Futures	8,053,074	37.4%
LME Nickel Futures	7,982,202	37.1%
KC HRW Futures	7,723,638	35.9%
Gasoline RBOB Futures	(4,721,079)	(21.9)%
Lean Hogs Futures	4,528,508	21.0%
Brent Crude Futures	(4,513,484)	(21.0)%
NY Harbor ULSD Futures	(4,483,415)	(20.8)%
WTI Crude Futures	(4,461,983)	(20.7)%
Brent Crude Futures	4,455,191	20.7%
WTI Crude Futures	4,441,728	20.6%
Cotton No. 2 Futures	4,283,129	19.9%
Lean Hogs Futures	(4,282,796)	(19.9)%
Copper Futures	4,263,934	19.8%
Copper Futures	(4,255,070)	(19.8)%
Cotton No. 2 Futures	(4,237,801)	(19.7)%
Coffee ‘C’ Futures	(4,231,184)	(19.7)%
Corn Futures	(4,204,292)	(19.5)%
Coffee ‘C’ Futures	4,201,418	19.5%
Corn Futures	4,186,899	19.5%
LME Zinc Futures	(4,172,607)	(19.4)%
Sugar No. 11 (World) Futures	4,168,047	19.4%
Soybean Oil Futures	(4,146,667)	(19.3)%
Soybean Oil Futures	4,141,265	19.2%
Sugar No. 11 (World) Futures	(4,140,681)	(19.2)%
Live Cattle Futures	4,121,834	19.2%
Soybean Meal Futures	4,118,872	19.1%
Soybean Meal Futures	(4,117,396)	(19.1)%
Live Cattle Futures	(4,108,260)	(19.1)%
Soybean Futures	4,048,536	18.8%
LME PRI Aluminum Futures	(4,038,223)	(18.8)%
Soybean Futures	(4,037,974)	(18.8)%
Natural Gas Futures	(4,002,524)	(18.6)%
LME Nickel Futures	(3,991,286)	(18.6)%
Wheat (CBT) Futures	3,961,601	18.4%
Wheat (CBT) Futures	(3,948,873)	(18.4)%
KC HRW Wheat Futures	(3,832,766)	(17.8)%

See notes to consolidated financial statements.

42 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,007,306,474)	$1,027,372,398	(a)
Affiliated issuers (cost $136,999,941—including investment of cash collateral for securities loaned of $8,550,636)	136,999,941
Cash collateral due from broker	4,627,212
Foreign currencies, at value (cost $7,319,250)	7,277,084
Unrealized appreciation on forward currency exchange contracts	9,784,520
Unrealized appreciation on total return swaps	5,642,766
Receivable for investment securities sold and foreign currency transactions	3,576,510
Unaffiliated dividends and interest receivable	2,140,731
Receivable for variation margin on futures	365,508
Receivable for capital stock sold	272,341
Affiliated dividends receivable	214,565

Total assets	1,198,273,576

Liabilities
Options written, at value (premiums received $719,332)	264,348
Unrealized depreciation on forward currency exchange contracts	9,330,965
Unrealized depreciation on total return swaps	8,658,437
Payable for collateral received on securities loaned	8,550,636
Payable for investment securities purchased and foreign currency transactions	5,785,061
Cash collateral due to broker	1,688,000
Payable for terminated inflation swaps	1,136,386
Management fee payable	710,288
Unrealized depreciation on inflation swaps	621,705
Payable for capital stock redeemed	354,106
Distribution fee payable	133,238
Administrative fee payable	19,328
Transfer Agent fee payable	14,278
Directors’ fees payable	2,606
Accrued expenses and other liabilities	101,132

Total liabilities	37,370,514

Net Assets	$1,160,903,062

Composition of Net Assets
Capital stock, at par	$136,170
Additional paid-in capital	1,235,084,079
Accumulated loss	(74,317,187)

	$1,160,903,062

(a)	Includes securities on loan with a value of $18,649,136 (see Note E).

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$11,155,248	1,289,160	$8.65	*

C	$1,048,023	120,954	$8.66

Advisor	$18,970,447	2,200,762	$8.62

R	$267,959	31,373	$8.54

K	$2,450,093	286,814	$8.54

I	$16,507,705	1,929,625	$8.55

1	$623,934,086	73,448,413	$8.49

2	$8,684	1,000	$8.68

Z	$486,560,817	56,861,470	$8.56

*	The maximum offering price per share for Class A shares was $9.03 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $622,240)	$16,213,270
Affiliated issuers	1,629,321
Interest (net of foreign taxes withheld of $3,832)	536,880
Securities lending income	26,925	$18,406,396

Expenses
Management fee (see Note B)	5,198,583
Distribution fee—Class A	13,682
Distribution fee—Class C	5,486
Distribution fee—Class R	658
Distribution fee—Class K	2,961
Distribution fee—Class 1	767,416
Transfer agency—Class A	10,281
Transfer agency—Class C	1,062
Transfer agency—Advisor Class	20,832
Transfer agency—Class R	283
Transfer agency—Class K	2,320
Transfer agency—Class I	1,611
Transfer agency—Class 1	42,628
Transfer agency—Class Z	75,088
Custodian	221,218
Audit and tax	57,397
Registration fees	50,625
Administrative	39,064
Legal	22,497
Printing	19,849
Directors’ fees	12,310
Miscellaneous	28,507

Total expenses before bank overdraft expense	6,594,358
Bank overdraft expense	84,888

Total expenses	6,679,246
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(65,601)

Net expenses		6,613,645

Net investment income		11,792,751

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(19,184,376)
Forward currency exchange contracts	6,642,296
Futures	1,513,089
Options written	(2,592,156)
Swaps	(22,188,370)
Foreign currency transactions	2,252,037
Net change in unrealized appreciation/depreciation of:
Investments	67,808,375
Forward currency exchange contracts	(3,098,728)
Futures	(4,880,855)
Options written	(2,019,934)
Swaps	(1,543,379)
Foreign currency denominated assets and liabilities	(11,987)

Net gain on investment and foreign currency transactions	22,696,012

Net Increase in Net Assets from Operations	$34,488,763

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,792,751	$29,830,198
Net realized gain (loss) on investment and foreign currency transactions	(33,557,480)	7,787,077
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	56,253,492	(110,625,061)

Net increase (decrease) in net assets from operations	34,488,763	(73,007,786)
Distributions to Shareholders
Class A	(155,536)	(364,713)
Class C	(4,520)	(34,800)
Advisor Class	(407,794)	(929,574)
Class R	(2,749)	(9,053)
Class K	(33,956)	(75,813)
Class I	(296,068)	(431,253)
Class 1	(10,161,406)	(21,767,349)
Class 2	(157)	(317)
Class Z	(13,581,524)	(18,426,298)
Capital Stock Transactions
Net increase (decrease)	(558,395,612)	421,628,704

Total increase (decrease)	(548,550,559)	306,581,748
Net Assets
Beginning of period	1,709,453,621	1,402,871,873

End of period	$1,160,903,062	$1,709,453,621

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Fund”), a diversified portfolio. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2019, consolidated net assets of the Fund were $1,160,903,062, of which $123,146,297, or 11%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, Class Z, and Class T shares. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. As of April 30, 2019, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Securities:	Level 1	Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$233,852,726	$177,721,065		$	– 0	–	$411,573,791
Energy	72,997,170	85,837,566			– 0	–	158,834,736
Materials	39,619,590	37,027,010			0	(a)	76,646,600
Pharmaceuticals & Biotechnology	15,660,160	7,719,838			– 0	–	23,379,998
Software & Services	21,775,656	1,556,152			– 0	–	23,331,808
Retailing	10,581,936	3,859,914			– 0	–	14,441,850
Food Beverage & Tobacco	12,073,253	2,125,720			– 0	–	14,198,973
Banks	7,565,496	6,619,793			– 0	–	14,185,289
Consumer Durables & Apparel	7,325,920	5,358,785			0	(a)	12,684,705
Transportation	3,809,142	8,112,620			– 0	–	11,921,762
Diversified Financials	8,569,941	3,312,032			– 0	–	11,881,973
Media & Entertainment	7,023,338	3,276,459			– 0	–	10,299,797
Health Care Equipment & Services	5,242,927	3,322,743			– 0	–	8,565,670
Food & Staples Retailing	3,585,642	4,028,857			– 0	–	7,614,499
Capital Goods	1,769,582	5,810,154			– 0	–	7,579,736
Utilities	2,288,357	2,682,599			– 0	–	4,970,956
Commercial & Professional Services	1,605,523	3,233,565			– 0	–	4,839,088
Technology Hardware & Equipment	4,596,681	– 0	–		– 0	–	4,596,681

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Telecommunication Services	$1,141,973		$2,824,531		$	– 0	–	$3,966,504
Consumer Services	3,442,224		237,937			– 0	–	3,680,161
Insurance	2,003,887		1,641,049			– 0	–	3,644,936
Semiconductors & Semiconductor Equipment	2,582,806		– 0	–		– 0	–	2,582,806
Household & Personal Products	844,355		1,680,553			– 0	–	2,524,908
Automobiles & Components	2,391,767		– 0	–		– 0	–	2,391,767
Inflation-Linked Securities	– 0	–	171,613,230			– 0	–	171,613,230
Investment Companies	15,276,130		– 0	–		– 0	–	15,276,130
Options Purchased – Puts	– 0	–	144,029			– 0	–	144,029
Warrants	15		– 0	–		– 0	–	15
Short-Term Investments	128,449,305		– 0	–		– 0	–	128,449,305
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	8,550,636		– 0	–		– 0	–	8,550,636

Total Investments in Securities	624,626,138		539,746,201	(b)		– 0	–	1,164,372,339
Other Financial Instruments(c):
Assets:
Futures	2,090,362		140,082			– 0	–	2,230,444	(d)
Forward Currency Exchange Contracts	– 0	–	9,784,520			– 0	–	9,784,520
Total Return Swaps	– 0	–	5,642,766			– 0	–	5,642,766
Liabilities:
Futures	(4,789,681)		– 0	–		– 0	–	(4,789,681	)(d)
Forward Currency Exchange Contracts	– 0	–	(9,330,965)			– 0	–	(9,330,965)
Currency Options Written	– 0	–	(264,348)			– 0	–	(264,348)
Inflation (CPI) Swaps	– 0	–	(621,705)			– 0	–	(621,705)
Total Return Swaps	– 0	–	(8,658,437)			– 0	–	(8,658,437)

Total	$621,926,819		$536,438,114		$	– 0	–	$1,158,364,933

(a)	The Fund held securities with zero market value at period end.

(b)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(d)

Only variation margin receivable/(payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a management fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2020. For the six months ended April 30, 2019, there was no such reimbursement.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Pursuant to the Advisory Agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2019, the reimbursement for such services amounted to $39,064.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $130,554 for the six months ended April 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $22 from the sale of Class A shares and received $-0- and $-0- in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2019, such waiver amounted to $62,644.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$105,547	$927,309	$904,407	$128,449	$1,431
Government Money Market Portfolio*	17,530	277,976	286,955	8,551	198

Total				$137,000	$1,629

*	Investments of cash collateral for securities lending transactions (see Note E).

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Brokerage commissions paid on investment transactions for the six months ended April 30, 2019 amounted to $1,095,233, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .25% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Plan were limited to .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $-0-, $16,087, $19,486 and $1,875,647 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$626,414,305	$1,088,014,170
U.S. government securities	6,923,127	145,819,965

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The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$79,406,644
Gross unrealized depreciation	(64,628,794)

Net unrealized appreciation	$14,777,850

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

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The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2019, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended April 30, 2019, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2019, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the six months ended April 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$469,171	*

Equity contracts	Receivable/Payable for variation margin on futures	$510,708	*

Commodity contracts	Receivable/Payable for variation margin on futures	1,719,736	*	Receivable/Payable for variation margin on futures	4,320,510	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	9,784,520		Unrealized depreciation on forward currency exchange contracts	9,330,965

Foreign exchange contracts	Investments in securities, at value	144,029

Foreign exchange contracts				Options written, at value	264,348

Interest rate contracts				Unrealized depreciation on inflation swaps	621,705

Commodity contracts	Unrealized appreciation on total return swaps	4,644,828		Unrealized depreciation on total return swaps	8,658,437

Equity contracts	Unrealized appreciation on total return swaps	997,938

Total		$17,801,759			$23,665,136

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(5,621,170)	$(319,647)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,002,701)	510,708

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	9,136,960	(5,071,916)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	6,642,296	(3,098,728)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,881,557)	(944,204)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,811,891)	(1,290,829)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,281,701	(800,585)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(4,873,857)	(1,219,349)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(5,042,533)	$360,651

Commodity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(17,380,656)	(2,901,968)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	234,819	997,938

Total		$(22,318,589)	$(13,777,929)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2019:

Futures:
Average notional amount of buy contracts	$136,904,333
Average notional amount of sale contracts	$221,417,504
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$854,611,790
Average principal amount of sale contracts	$1,009,921,856
Purchased Options:
Average notional amount	$234,243,610
Options Written:
Average notional amount	$282,587,135
Inflation Swaps:
Average notional amount	$456,434,857
Total Return Swaps:
Average notional amount	$489,115,143

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2019. Exchange-traded

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derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$50,848	$(50,848)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	163,914	(163,914)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	2,235,080	(1,020,377)	– 0	–	– 0	–	1,214,703
BNP PARIBAS SA	1,126,986	(939,736)	– 0	–	– 0	–	187,250
Citibank, NA	2,247,340	(1,313,906)	– 0	–	– 0	–	933,434
Credit Suisse International	869,419	(869,419)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	5,810	(5,810)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	333,985	(333,985)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	184,230	(184,230)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	252,829	(252,829)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	1,117,758	(1,117,758)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	466,056	(466,056)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	393,287	(135,280)	(258,007)	– 0	–	– 0	–
State Street Bank & Trust Co.	350,724	(156,557)	– 0	–	– 0	–	194,167
UBS AG	1,099,775	(61,946)	(1,037,829)	– 0	–	– 0	–

Total	$10,898,041	$(7,072,651)	$(1,295,836)	$	– 0	–	$2,529,554	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$511,663	$(50,848)	$	– 0	–	$	– 0	–	$460,815
Bank of America, NA	226,939	(163,914)	– 0	–	– 0	–	63,025
Barclays Bank PLC	1,020,377	(1,020,377)	– 0	–	– 0	–	– 0	–
BNP PARIBAS SA	939,736	(939,736)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	9,400	– 0	–	– 0	–	– 0	–	9,400
Citibank, NA	1,313,906	(1,313,906)	– 0	–	– 0	–	– 0	–
Credit Suisse International	1,468,612	(869,419)	– 0	–	– 0	–	599,193
Deutsche Bank AG	100,239	(5,810)	– 0	–	– 0	–	94,429

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Goldman Sachs Bank USA/Goldman Sachs International	$893,214	$(333,985)	$	– 0	–	$(559,229)		$	– 0	–
HSBC Bank USA	585,184	(184,230)		– 0	–	(183,476)			217,478
JPMorgan Chase Bank, NA	613,649	(252,829)		– 0	–	(360,820)			– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	1,592,419	(1,117,758)		– 0	–	– 0	–		474,661
Natwest Markets PLC	564,291	(466,056)		– 0	–	– 0	–		98,235
Standard Chartered Bank	135,280	(135,280)		– 0	–	– 0	–		– 0	–
State Street Bank & Trust Co.	156,557	(156,557)		– 0	–	– 0	–		– 0	–
UBS AG	61,946	(61,946)		– 0	–	– 0	–		– 0	–

Total	$10,193,412	$(7,072,651)	$	– 0	–	$(1,103,525)			$2,017,236	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
JPMorgan Chase Bank, NA	$4,673,274	$(3,389,085)		$	– 0	–	$	– 0	–	$1,284,189

Total	$4,673,274	$(3,389,085)		$	– 0	–	$	– 0	–	$1,284,189	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA	$3,389,085	$(3,389,085)		$	– 0	–	$	– 0	–	$ – 0	–
Morgan Stanley Capital Services LLC	5,269,352	– 0	–		– 0	–		(5,269,352)		– 0	–
Natwest Markets PLC	23,606	– 0	–		– 0	–		– 0	–	23,606

Total	$8,682,043	$(3,389,085)		$	– 0	–		$(5,269,352)		$23,606	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At April 30, 2019, the Fund had securities on loan with a value of $18,649,136 and had received cash collateral which has been invested into Government Money Market Portfolio of $8,550,636. In addition, the Fund, received non-cash collateral of approximately $11,003,632 in the form of U.S. government securities, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments. The collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $26,925 and $198,254 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended April 30, 2019; these amounts are reflected in the consolidated statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2019, such waiver amounted to $2,957. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class A
Shares sold	62,107	185,393	$519,755	$1,700,425

Shares issued in reinvestment of dividends	18,167	37,934	148,060	330,783

Shares converted from Class C	526	1,471	4,473	13,244

Shares redeemed	(137,256)	(206,436)	(1,120,530)	(1,859,480)

Net increase (decrease)	(56,456)	18,362	$(448,242)	$184,972

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class C
Shares sold	109	3,477	$895	$31,579

Shares issued in reinvestment of dividends	478	3,549	3,914	30,973

Shares converted to Class A	(524)	(1,471)	(4,473)	(13,244)

Shares redeemed	(23,452)	(65,084)	(195,264)	(583,217)

Net decrease	(23,389)	(59,529)	$(194,928)	$(533,909)

Advisor Class
Shares sold	192,182	314,220	$1,586,698	$2,817,286

Shares issued in reinvestment of dividends	41,667	83,713	337,917	726,628

Shares redeemed	(1,091,676)	(452,667)	(9,019,990)	(4,056,076)

Net decrease	(857,827)	(54,734)	$(7,095,375)	$(512,162)

Class R
Shares sold	3,812	12,047	$31,399	$106,908

Shares issued in reinvestment of dividends	341	1,051	2,749	9,053

Shares redeemed	(5,092)	(8,026)	(41,882)	(69,814)

Net increase (decrease)	(939)	5,072	$(7,734)	$46,147

Class K
Shares sold	17,290	96,940	$144,566	$855,707

Shares issued in reinvestment of dividends	4,218	8,805	33,956	75,813

Shares redeemed	(43,808)	(53,920)	(362,542)	(474,140)

Net increase (decrease)	(22,300)	51,825	$(184,020)	$457,380

Class I
Shares sold	515,467	86,550	$4,350,880	$767,698

Shares issued in reinvestment of dividends	36,824	50,087	296,068	431,253

Shares redeemed	(66,618)	(589,045)	(558,108)	(5,253,410)

Net increase (decrease)	485,673	(452,408)	$4,088,840	$(4,054,459)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class 1
Shares sold	5,538,892	11,945,265	$45,280,302	$105,428,597

Shares issued in reinvestment of dividends	1,016,698	2,141,761	8,123,414	18,333,476

Shares redeemed	(9,636,615)	(11,665,113)	(78,364,859)	(103,089,485)

Net increase (decrease)	(3,081,025)	2,421,913	$(24,961,143)	$20,672,588

Class Z
Shares sold	219,770	103,611,910	$1,803,114	$952,574,384

Shares issued in reinvestment of dividends	1,687,146	2,140,104	13,581,523	18,426,298

Shares redeemed	(64,870,027)	(64,369,383)	(544,977,647)	(565,632,535)

Net increase (decrease)	(62,963,111)	41,382,631	$(529,593,010)	$405,368,147

There were no transactions in capital shares for Class 2 for the six months ended April 30, 2019 and the year ended October 31, 2018.

At April 30, 2019, certain AB mutual funds owned approximately 35% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

Real Estate Risk—The Fund’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$42,039,170	$14,104,740

Total distributions paid	$42,039,170	$14,104,740

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$19,785,513
Accumulated capital and other losses	(34,415,104	)(a)
Unrealized appreciation/(depreciation)	(154,093,052	)(b)

Total accumulated earnings/(deficit)	$(168,722,643)

(a)

As of October 31, 2018, the Fund had a net capital loss carryforward of $34,415,104. During the fiscal year, the Fund utilized $28,702,798 of capital loss carry forwards to offset current year net realized gains.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

(c)	The differencs between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of October 31, 2018, the Fund had a net capital loss carryforward of $34,415,104 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 6,012,702	n/a	2019
28,402,402	n/a	NO Expiration

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the consolidated financial statements of the Fund.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.53	$ 8.90	$ 8.24	$ 8.13	$ 10.52	$ 11.04

Income From Investment Operations

Net investment income(a)(b)	.06	.14	.09	.10	.06	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	(.23)	.76	.11	(2.26)	(.50)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.24	(.09)	.85	.21	(2.20)	(.38)

Less: Dividends
Dividends from net investment income	(.12)	(.28)	(.19)	(.10)	(.19)	(.14)

Net asset value, end of period	$ 8.65	$ 8.53	$ 8.90	$ 8.24	$ 8.13	$ 10.52

Total Return

Total investment return based on net asset value(d)	2.85%	(1.11)%	10.45%	2.75%	(21.16)%	(3.45)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,155	$11,478	$11,819	$13,682	$16,611	$28,434

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.26	%^	1.26%	1.27%	1.30%	1.30%	1.23%

Expenses, before waivers/reimbursements(e)(f)‡	1.27	%^	1.27%	1.28%	1.36%	1.47%	1.30%

Net investment income(b)	1.38	%^	1.52%	1.05%	1.23%	.62%	1.03%

Portfolio turnover rate	52%	141%	123%	119%	53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	0%	0%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.49	$ 8.83	$ 8.17	$ 8.03	$ 10.40	$ 10.90

Income From Investment Operations

Net investment income (loss)(a)(b)	.03	.07	.02	.04	(.01)	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17	(.23)	.76	.12	(2.23)	(.49)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.20	(.16)	.78	.16	(2.24)	(.45)

Less: Dividends
Dividends from net investment income	(.03)	(.18)	(.12)	(.02)	(.13)	(.05)

Net asset value, end of period	$ 8.66	$ 8.49	$ 8.83	$ 8.17	$ 8.03	$ 10.40

Total Return

Total investment return based on net asset value(d)	2.40%	(1.82)%	9.73%	2.07	%††	(21.75)%	(4.13)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,048	$1,225	$1,801	$2,814	$4,202	$8,531

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.01	%^	2.01%	2.02%	2.03%	2.00%	1.93%

Expenses, before waivers/reimbursements(e)(f)‡	2.02	%^	2.02%	2.03%	2.11%	2.16%	2.02%

Net investment income (loss)(b)	.62	%^	.78%	.27%	.51%	(.07)%	.34%

Portfolio turnover rate	52%	141%	123%	119%	53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	0%	0%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.51	$ 8.89	$ 8.22	$ 8.13	$ 10.56	$ 11.09

Income From Investment Operations

Net investment income(a)(b)	.07	.16	.11	.12	.09	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	(.24)	.77	.11	(2.27)	(.50)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.25	(.08)	.88	.23	(2.18)	(.35)

Less: Dividends
Dividends from net investment income	(.14)	(.30)	(.21)	(.14)	(.25)	(.18)

Net asset value, end of period	$ 8.62	$ 8.51	$ 8.89	$ 8.22	$ 8.13	$ 10.56

Total Return

Total investment return based on net asset value(d)	3.03%	(.96)%	10.87%	3.00%	(20.95)%	(3.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,970	$26,030	$27,670	$25,307	$30,541	$58,399

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.01	%^	1.01%	1.02%	1.04%	1.00%	.94%

Expenses, before waivers/reimbursements(e)(f)‡	1.02	%^	1.02%	1.02%	1.10%	1.17%	1.02%

Net investment income(b)	1.64	%^	1.77%	1.31%	1.51%	.95%	1.33%

Portfolio turnover rate	52%	141%	123%	119%	53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	0%	0%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.40	$ 8.79	$ 8.14	$ 8.06	$ 10.51	$ 11.04

Income From Investment Operations

Net investment income(a)(b)	.05	.11	.07	.07	.04	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17	(.23)	.76	.11	(2.24)	(.55)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.22	(.12)	.83	.18	(2.20)	(.40)

Less: Dividends
Dividends from net investment income	(.08)	(.27)	(.18)	(.10)	(.25)	(.13)

Net asset value, end of period	$ 8.54	$ 8.40	$ 8.79	$ 8.14	$ 8.06	$ 10.51

Total Return

Total investment return based on net asset value(d)	2.74%	(1.47)%	10.29%	2.41	%††	(21.37)%	(3.66)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$268	$271	$239	$201	$162	$182

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.54	%^	1.55%	1.54%	1.54%	1.50%	1.44%

Expenses, before waivers/reimbursements(e)(f)‡	1.55	%^	1.58%	1.60%	1.66%	1.64%	1.55%

Net investment income(b)	1.10	%^	1.24%	.81%	.91%	.42%	1.36%

Portfolio turnover rate	52%	141%	123%	119%	53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	0%	0%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 8.42	$ 8.80	$ 8.15	$ 8.07	$ 10.50	$ 11.03

Income From Investment Operations

Net investment income(a)(b)	.06	.13	.09	.10	.06	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	(.23)	.75	.11	(2.25)	(.49)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.24	(.10)	.84	.21	(2.19)	(.37)

Less: Dividends
Dividends from net investment income	(.12)	(.28)	(.19)	(.13)	(.24)	(.16)

Net asset value, end of period	$ 8.54	$ 8.42	$ 8.80	$ 8.15	$ 8.07	$ 10.50

Total Return

Total investment return based on net asset value(d)	2.91%	(1.20)%	10.48%	2.81%	(21.19)%	(3.39)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,450	$2,604	$2,265	$1,888	$1,668	$2,174

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.27	%^	1.26%	1.28%	1.29%	1.25%	1.19%

Expenses, before waivers/reimbursements(e)(f)‡	1.28	%^	1.27%	1.29%	1.35%	1.34%	1.24%

Net investment income(b)	1.37	%^	1.52%	1.05%	1.23%	.67%	1.10%

Portfolio turnover rate	52%	141%	123%	119%	53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%	.04%	.02%	0%	0%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 8.46		$ 8.83		$ 8.17		$ 8.11		$ 10.54	$ 11.07

Income From Investment Operations

Net investment income(a)	.07	(b)	.17	(b)	.12	(b)	.12	(b)	.09	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18		(.22)		.77		.11		(2.25)	(.49)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00 (c)	.00 (c)

Net increase (decrease) in net asset value from operations	.25		(.05)		.89		.23		(2.16)	(.34)

Less: Dividends
Dividends from net investment income	(.16)		(.32)		(.23)		(.17)		(.27)	(.19)

Net asset value, end of period	$ 8.55		$ 8.46		$ 8.83		$ 8.17		$ 8.11	$ 10.54

Total Return

Total investment return based on net asset value(d)	3.03%		(.69)%		10.98%		3.03	%††	(20.97)%	(3.09)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,508		$12,213		$16,753		$15,646		$14,508	$21,341

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.85	%^	.83%		.85%		.91%		.96%	.91%

Expenses, before waivers/reimbursements(e)(f)‡	.85	%^	.84%		.86%		.92%		.96%	.91%

Net investment income	1.76	%(b)^	1.96	%(b)	1.48	%(b)	1.61	%(b)	.99%	1.37%

Portfolio turnover rate	52%		141%		123%		119%		53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%		.04%		.02%		0%	0%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 8.39		$ 8.76		$ 8.11		$ 8.05		$ 10.46	$ 11.00

Income From Investment Operations

Net investment income(a)	.06	(b)	.15	(b)	.10	(b)	.11	(b)	.07	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17		(.22)		.76		.10		(2.24)	(.50)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00 (c)	.00 (c)

Net increase (decrease) in net asset value from operations	.23		(.07)		.86		.21		(2.17)	(.37)

Less: Dividends
Dividends from net investment income	(.13)		(.30)		(.21)		(.15)		(.24)	(.17)

Net asset value, end of period	$ 8.49		$ 8.39		$ 8.76		$ 8.11		$ 8.05	$ 10.46

Total Return

Total investment return based on net asset value(d)	2.90%		(.92)%		10.69%		2.82	%††	(21.12)%	(3.35)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$623,934		$641,891		$649,421		$505,143		$474,631	$513,633

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.09	%^	1.08%		1.09%		1.15%		1.16%	1.14%

Expenses, before waivers/reimbursements(e)(f)‡	1.09	%^	1.08%		1.10%		1.16%		1.16%	1.14%

Net investment income	1.55	%(b)^	1.71	%(b)	1.24	%(b)	1.38	%(b)	.79%	1.16%

Portfolio turnover rate	52%		141%		123%		119%		53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%		.04%		.02%		0%	0%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 8.58		$ 8.96		$ 8.29		$ 8.22		$ 10.68	$ 11.19

Income From Investment Operations

Net investment income(a)	.08	(b)	.18	(b)	.13	(b)	.13	(b)	.09	.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18		(.24)		.77		.11		(2.28)	(.50)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00 (c)	.00 (c)

Net increase (decrease) in net asset value from operations	.26		(.06)		.90		.24		(2.19)	(.35)

Less: Dividends
Dividends from net investment income	(.16)		(.32)		(.23)		(.17)		(.27)	(.16)

Net asset value, end of period	$ 8.68		$ 8.58		$ 8.96		$ 8.29		$ 8.22	$ 10.68

Total Return

Total investment return based on net asset value(d)	3.11%		(.77)%		10.96%		3.17%		(20.85)%	(3.12)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9		$9		$9		$8		$8	$11

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.81	%^	.82%		.82%		.90%		.92%	.89%

Expenses, before waivers/reimbursements(e)(f)‡	.81	%^	.82%		.83%		.90%		.92%	.89%

Net investment income	1.82	%(b)^	1.95	%(b)	1.50	%(b)	1.60	%(b)	.92%	1.36%

Portfolio turnover rate	52%		141%		123%		119%		53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%		.04%		.02%		0%	0%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,							January 31, 2014(g) to October 31, 2014
			2018		2017		2016		2015

Net asset value, beginning of period	$ 8.46		$ 8.83		$ 8.17		$ 8.11		$ 10.55	$ 10.53

Income From Investment Operations

Net investment income(a)	.08	(b)	.17	(b)	.13	(b)	.12	(b)	.07	.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18		(.22)		.76		.11		(2.24)	(.11)

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00 (c)	.00	(c)

Net increase (decrease) in net asset value from operations	.26		(.05)		.89		.23		(2.17)	.02

Less: Dividends
Dividends from net investment income	(.16)		(.32)		(.23)		(.17)		(.27)	– 0	–

Net asset value, end of period	$ 8.56		$ 8.46		$ 8.83		$ 8.17		$ 8.11	$ 10.55

Total Return

Total investment return based on net asset value(d)	3.13%		(.68)%		10.98%		3.09%		(20.94)%	.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$486,561		$1,013,733		$692,895		$8,634		$3,166	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	.84	%^	.83%		.82%		.92%		.96%	.88	%^

Expenses, before waivers/reimbursements(e)(f)‡	.84	%^	.84%		.83%		.92%		.96%	.88	%^

Net investment income	1.84	%(b)^	1.86	%(b)	1.60	%(b)	1.56	%(b)	.92%	1.59	%^

Portfolio turnover rate	52%		141%		123%		119%		53%	73%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.02	%^	.03%		.04%		.02%		0%	0%

See footnote summary on page 86.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2019 and the years ended October 31, 2018 and October 31, 2017, such waiver amounted to .01% (annualized), .01% and .01%, respectively.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014

Class A

Net of waivers/reimbursements	1.25	%^	N/A	N/A	N/A	N/A	N/A

Before waivers/reimbursements	1.26	%^	N/A	N/A	N/A	N/A	N/A
Class C

Net of waivers/reimbursements	2.00	%^	N/A	N/A	N/A	N/A	N/A

Before waivers/reimbursements	2.01	%^	N/A	N/A	N/A	N/A	N/A
Advisor Class

Net of waivers/reimbursements	.99	%^	N/A	N/A	N/A	N/A	N/A

Before waivers/reimbursements	1.00	%^	N/A	N/A	N/A	N/A	N/A
Class R

Net of waivers/reimbursements	1.52	%^	N/A	N/A	N/A	N/A	N/A

Before waivers/reimbursements	1.53	%^	N/A	N/A	N/A	N/A	N/A
Class K

Net of waivers/reimbursements	1.25	%^	N/A	N/A	N/A	N/A	N/A

Before waivers/reimbursements	1.26	%^	N/A	N/A	N/A	N/A	N/A
Class I

Net of waivers/reimbursements	.83	%^	N/A	N/A	N/A	N/A	N/A

Before waivers/reimbursements	.84	%^	N/A	N/A	N/A	N/A	N/A
Class 1

Net of waivers/reimbursements	1.07	%^	N/A	N/A	N/A	N/A	N/A

Before waivers/reimbursements	1.08	%^	N/A	N/A	N/A	N/A	N/A
Class 2

Net of waivers/reimbursements	.81	%^	N/A	N/A	N/A	N/A	N/A

Before waivers/reimbursements	.81	%^	N/A	N/A	N/A	N/A	N/A
Class Z

Net of waivers/reimbursements	.82	%^	N/A	N/A	N/A	N/A	N/A

Before waivers/reimbursements	.83	%^	N/A	N/A	N/A	N/A	N/A

(g)	Commencement of distributions.

††

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to consolidated financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Vinod Chathlani(2), Vice President Daniel J. Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Chathlani, Loewy and Zhu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB All Market Real Return Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds,

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actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund

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and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated,

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extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund

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will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency

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fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset levels and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0152-0419

APR    04.30.19

SEMI-ANNUAL REPORT

AB BOND INFLATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Bond Inflation Strategy (the "Fund"). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 12, 2019

This report provides management’s discussion of fund performance for AB Bond Inflation Strategy for the semi-annual reporting period ended April 30, 2019.

The Fund’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF APRIL 30, 2019 (unaudited)

	6 Months	12 Months

AB BOND INFLATION STRATEGY

Class 1 Shares[1]	4.20%	3.19%

Class 2 Shares[1]	4.15%	3.30%

Class A Shares	4.06%	3.02%

Class C Shares	3.73%	2.33%

Advisor Class Shares[2]	4.22%	3.41%

Class R Shares[2]	3.90%	2.77%

Class K Shares[2]	4.08%	3.04%

Class I Shares[2]	4.18%	3.30%

Class Z Shares[2]	4.24%	3.38%

Bloomberg Barclays 1-10 Year TIPS Index	3.76%	3.30%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2019.

During the six-month period, all share classes except Class C outperformed the benchmark, before sales charges. Sector allocation contributed, relative to the benchmark, helped most by allocations to investment-grade corporates and commercial mortgage-backed securities (“CMBS”). The Fund’s shorter-than-benchmark duration detracted, as yields fell across the spectrum during the period. Currency positioning detracted, primarily due to a long position in the Brazilian real, which was partly offset by a beneficial long position in the Indian rupee.

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During the 12-month period, all share classes underperformed the benchmark, except Advisor Class and Class Z, which outperformed, and Class 2 and Class I, which performed in line, before sales charges. The Fund’s long exposure to breakeven inflation rates detracted from returns. Sector exposures to non-agency mortgages and emerging-market treasuries also weighed on performance, while allocations to investment-grade corporates and CMBS contributed. Currency allocation contributed, mainly due to positions in the Mexican peso and the British pound. Long positions in the Brazilian real and Argentine peso detracted.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and CMBS sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Consumer Price Index (“CPI”) swaps were used to hedge inflation and for investment purposes, which had no material impact on returns. Variance swaps were used for hedging purposes to hedge against flight-to-quality tail events and had an immaterial impact on returns. During the 12-month period, interest rate swaptions were used for investment purposes to take active yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets generally performed well over the six-month period ended April 30, 2019. Worries over a global trade war, geopolitical uncertainty and tighter monetary policy gave way to risk-on sentiment following a dovish pivot from the US Federal Reserve (the “Fed”), trade-talk progress and Chinese policy stimulus. Global high yield and investment-grade securities performed in line, outpacing the positive returns of developed-market treasuries. Emerging-market debt sectors rallied strongly, a function of positive idiosyncratic developments and a more favorable macro backdrop, particularly the more patient Fed.

The Fed increased interest rates quarterly in 2018 and began to formally reduce its balance sheet, as widely expected, before surprising markets with a dovish pivot in 2019. Markets around the globe reacted positively to the Fed’s tightening pause. Although the European Central Bank (“ECB”) formally ended its bond-buying program, the bank also turned more dovish in 2019, pointing to a continent-wide slowdown in economic growth. ECB officials announced a new series of targeted longer-term refinancing operations and pushed out any rate hikes until at least 2020. Central banks in Canada and Australia grew more dovish as well, ruling out interest-rate hikes for the remainder of the year, while the Bank of Japan echoed the sentiment by adjusting forward guidance to indicate that interest rates would remain low until at least 2020.

abfunds.com	AB BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real return. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Fund may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. While the Fund expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Fund may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Fund may invest in derivatives, such as options, futures contracts, forwards or swaps. The Fund intends to use leverage for investment purposes. To do this, the Fund expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Fund’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

(continued on next page)

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The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Fund may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

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DISCLOSURES AND RISKS (continued)

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			0.99%

1 Year	3.19%	3.19%

5 Years	1.87%	1.87%

Since Inception[3]	2.68%	2.68%

CLASS 2 SHARES[2]			1.09%

1 Year	3.30%	3.30%

5 Years	1.95%	1.95%

Since Inception[3]	2.77%	2.77%

CLASS A SHARES			0.69%

1 Year	3.02%	-1.38%

5 Years	1.69%	0.82%

Since Inception[3]	2.48%	2.01%

CLASS C SHARES			-0.02%

1 Year	2.33%	1.33%

5 Years	0.95%	0.95%

Since Inception[3]	1.74%	1.74%

ADVISOR CLASS SHARES[4]			0.97%

1 Year	3.41%	3.41%

5 Years	1.98%	1.98%

Since Inception[3]	2.77%	2.77%

CLASS R SHARES[4]			0.35%

1 Year	2.77%	2.77%

5 Years	1.48%	1.48%

Since Inception[3]	2.28%	2.28%

CLASS K SHARES[4]			0.59%

1 Year	3.04%	3.04%

5 Years	1.72%	1.72%

Since Inception[3]	2.52%	2.52%

CLASS I SHARES[4]			0.98%

1 Year	3.30%	3.30%

5 Years	1.98%	1.98%

Since Inception[3]	2.78%	2.78%

CLASS Z SHARES[4]			1.08%

1 Year	3.38%	3.38%

Since Inception[3]	2.39%	2.39%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.28%, 1.17%, 1.56%, 2.29%, 1.31%, 1.90%, 1.65%, 1.34% and 1.21% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses (exclusive of extraordinary expenses, interest expense and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2019.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore their respective NAV and SEC returns are the same.

3	Inception dates: 1/26/2010 for all share classes except Class Z; 12/11/2014 for Class Z shares.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	2.37%

5 Years	1.96%

Since Inception[2]	2.63%

CLASS 2 SHARES[1]

1 Year	2.46%

5 Years	2.04%

Since Inception[2]	2.71%

CLASS A SHARES

1 Year	-2.14%

5 Years	0.91%

Since Inception[2]	1.95%

CLASS C SHARES

1 Year	0.45%

5 Years	1.02%

Since Inception[2]	1.68%

ADVISOR CLASS SHARES[3]

1 Year	2.51%

5 Years	2.04%

Since Inception[2]	2.71%

CLASS R SHARES[3]

1 Year	1.94%

5 Years	1.57%

Since Inception[2]	2.22%

CLASS K SHARES[3]

1 Year	2.30%

5 Years	1.80%

Since Inception[2]	2.46%

CLASS I SHARES[3]

1 Year	2.48%

5 Years	2.06%

Since Inception[2]	2.73%

CLASS Z SHARES[3]

1 Year	2.54%

Since Inception[2]	2.27%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 1/26/2010 for all share classes except Class Z; 12/11/2014 for Class Z shares.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

12 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,040.60	$6.98	1.38%	$6.98	1.38%
Hypothetical**	$1,000	$1,017.95	$6.90	1.38%	$6.90	1.38%
Class C
Actual	$1,000	$1,037.30	$10.66	2.11%	$10.66	2.11%
Hypothetical**	$1,000	$1,014.33	$10.54	2.11%	$10.54	2.11%
Advisor Class
Actual	$1,000	$1,042.20	$5.62	1.11%	$5.62	1.11%
Hypothetical**	$1,000	$1,019.29	$5.56	1.11%	$5.56	1.11%
Class R
Actual	$1,000	$1,039.00	$8.09	1.60%	$8.09	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%	$8.00	1.60%
Class K
Actual	$1,000	$1,040.80	$6.83	1.35%	$6.88	1.36%
Hypothetical**	$1,000	$1,018.10	$6.76	1.35%	$6.80	1.36%
Class I
Actual	$1,000	$1,041.80	$5.32	1.05%	$5.37	1.06%
Hypothetical**	$1,000	$1,019.59	$5.26	1.05%	$5.31	1.06%
Class 1
Actual	$1,000	$1,042.00	$6.08	1.20%	$6.08	1.20%
Hypothetical**	$1,000	$1,018.84	$6.01	1.20%	$6.01	1.20%
Class 2
Actual	$1,000	$1,041.50	$5.57	1.10%	$5.57	1.10%
Hypothetical**	$1,000	$1,019.34	$5.51	1.10%	$5.51	1.10%
Class Z
Actual	$1,000	$1,042.40	$5.52	1.09%	$5.57	1.10%
Hypothetical**	$1,000	$1,019.39	$5.46	1.09%	$5.51	1.10%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

April 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $620.5

Total Investments ($mil): $709.6

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	106.5%

Non-U.S. Inflation-Protected Exposure	0.7

Non-Inflation Exposure	(7.2)

100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	13.3%

Commercial Mortgage-Backed Securities	9.0%

Collateralized Mortgage Obligations	5.1%

Asset-Backed Securities	4.1%

Corporates–Non-Investment Grade	2.2%

Emerging Markets–Corporate Bonds	0.4%

Quasi-Sovereigns	0.2%

SECTOR BREAKDOWN OF TOTAL PORTFOLIO INVESTMENTS, EXCLUDING DERIVATIVES2

Inflation-Linked Securities	68.4%

Corporates–Investment Grade	12.9%

Commercial Mortgage-Backed Securities	6.9%

Collateralized Mortgage Obligations	4.5%

Asset-Backed Securities	3.6%

Corporates–Non-Investment Grade	2.1%

Governments–Treasuries	0.7%

Emerging Markets–Corporate Bonds	0.4%

Quasi-Sovereigns	0.2%

Short-Term	0.3%

1

All data are as of April 30, 2019. The Fund’s sector and inflation protection exposure breakdowns are expressed as an approximate percentage of the Fund’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2

The Fund’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Fund (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Fund. The Fund uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Fund’s total investments will generally exceed its net assets.

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS

April 30, 2019 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 78.2%
Japan – 0.7%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	486,041	$4,518,031

United States – 77.5%
U.S. Treasury Inflation Index 0.125%, 1/15/22-7/15/26 (TIPS)	U.S.$	111,216	109,448,815
0.125%, 4/15/22 (TIPS)(a)		17,631	17,457,322
0.125%, 7/15/22 (TIPS)(b)		14,158	14,088,947
0.375%, 7/15/25-7/15/27 (TIPS)(a)		104,481	103,856,022
0.50%, 1/15/28 (TIPS)		6,220	6,198,124
0.625%, 7/15/21 (TIPS)(b)		12,408	12,510,824
0.625%, 4/15/23-1/15/26 (TIPS)		50,996	51,428,589
0.625%, 1/15/24 (TIPS)(a)		40,043	40,462,572
0.75%, 7/15/28 (TIPS)		28,147	28,732,171
1.125%, 1/15/21 (TIPS)		10,947	11,076,840
1.75%, 1/15/28 (TIPS)		5,802	6,393,626
2.00%, 1/15/26 (TIPS)		11,380	12,514,437
2.375%, 1/15/25-1/15/27 (TIPS)		40,947	46,411,428
2.50%, 1/15/29 (TIPS)		7,237	8,554,902
3.875%, 4/15/29 (TIPS)		8,657	11,401,194

			480,535,813

Total Inflation-Linked Securities (cost $481,899,149)			485,053,844

CORPORATES – INVESTMENT GRADE – 14.8%
Financial Institutions – 7.6%
Banking – 6.7%
ABN AMRO Bank NV 4.75%, 7/28/25(c)		200	209,846
AIB Group PLC 4.263%, 4/10/25(c)		825	833,258
4.75%, 10/12/23(c)		425	440,109
American Express Co. Series C 4.90%, 3/15/20(d)		485	485,131
Banco Santander SA 3.25%, 4/04/26(c)	EUR	400	494,168
3.50%, 4/11/22	U.S.$	600	607,104
5.179%, 11/19/25		600	637,218
Bank of America Corp. 4.45%, 3/03/26		1,750	1,835,313
Series DD 6.30%, 3/10/26(d)		295	323,857

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series L 3.95%, 4/21/25	U.S.$	2,182	$2,228,738
Series Z 6.50%, 10/23/24(d)		458	502,394
Bank of Nova Scotia (The) 2.50%, 1/08/21		344	343,178
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(c)		555	554,456
Barclays Bank PLC 6.86%, 6/15/32(c)(d)		137	146,626
Barclays PLC 3.684%, 1/10/23		700	700,455
BB&T Corp. 2.625%, 6/29/20		480	479,434
BNP Paribas SA 2.375%, 5/21/20		534	532,334
Series E 2.25%, 1/11/27(c)	EUR	199	234,881
BPCE SA 2.75%, 1/11/23(c)	U.S.$	478	472,776
5.70%, 10/22/23(c)		213	228,581
Capital One Financial Corp. 3.30%, 10/30/24		1,241	1,238,791
Citigroup, Inc. 3.875%, 3/26/25		1,293	1,311,723
Compass Bank 2.875%, 6/29/22		1,508	1,500,324
Cooperatieve Rabobank UA 4.375%, 8/04/25		396	410,826
Credit Agricole SA/London 2.75%, 6/10/20(c)		565	565,181
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		1,285	1,308,721
4.55%, 4/17/26		891	937,876
Discover Bank 4.682%, 8/09/28		327	332,844
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		382	377,072
2.905%, 7/24/23		922	914,698
3.85%, 7/08/24		1,000	1,024,970
4.229% (LIBOR 3 Month + 1.60%), 11/29/23(e)		406	416,511
HSBC Bank USA NA 4.875%, 8/24/20		535	549,038
HSBC Holdings PLC 4.25%, 3/14/24		1,148	1,183,152
4.292%, 9/12/26		627	653,108

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ING Bank NV 5.80%, 9/25/23(c)	U.S.$	1,359	$1,471,933
JPMorgan Chase & Co. 2.295%, 8/15/21		322	318,851
3.22%, 3/01/25		1,180	1,179,941
4.25%, 10/15/20		55	56,241
KeyBank NA/Cleveland OH 2.25%, 3/16/20		833	830,085
Lloyds Banking Group PLC 4.582%, 12/10/25		1,191	1,220,453
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		947	946,545
Morgan Stanley 3.737%, 4/24/24		1,196	1,221,403
5.00%, 11/24/25		300	324,198
Series G 4.35%, 9/08/26		929	962,648
5.50%, 7/28/21		456	481,303
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		400	399,756
Nationwide Building Society 4.00%, 9/14/26(c)		820	803,485
PNC Bank NA 2.60%, 7/21/20		250	249,845
3.80%, 7/25/23		940	966,959
Santander Holdings USA, Inc. 4.40%, 7/13/27		1,190	1,206,636
Santander UK PLC 5.00%, 11/07/23(c)		505	524,937
UBS AG/Stamford CT 7.625%, 8/17/22		465	517,903
UBS Group Funding Switzerland AG 4.125%, 9/24/25(c)		1,153	1,195,015
US Bancorp Series J 5.30%, 4/15/27(d)		427	442,261
Wells Fargo & Co. 3.069%, 1/24/23		759	759,281
3.75%, 1/24/24		489	503,225

			41,597,596

Finance – 0.3%
Synchrony Financial 4.50%, 7/23/25		1,875	1,912,106

Insurance – 0.4%
Coventry Health Care, Inc. 5.45%, 6/15/21		415	433,273

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(c)	U.S.$	183	$190,258
MetLife, Inc. 5.70%, 6/15/35		90	110,662
Nationwide Financial Services, Inc. 5.375%, 3/25/21(c)		360	373,856
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		125	194,636
New York Life Global Funding 1.95%, 2/11/20(c)		905	900,086
Voya Financial, Inc. 5.65%, 5/15/53		335	337,245

			2,540,016

REITS – 0.2%
Welltower, Inc. 4.00%, 6/01/25		708	731,307

			46,781,025

Industrial – 6.8%
Basic – 0.6%
DowDuPont, Inc. 4.205%, 11/15/23		915	959,204
4.493%, 11/15/25		915	981,713
Eastman Chemical Co. 3.80%, 3/15/25		227	232,752
Suzano Austria GmbH 6.00%, 1/15/29(c)		937	1,002,103
Vale Overseas Ltd. 6.25%, 8/10/26		597	653,043

			3,828,815

Capital Goods – 0.2%
Embraer Netherlands Finance BV 5.40%, 2/01/27		590	633,521
United Technologies Corp. 3.95%, 8/16/25		750	783,630

			1,417,151

Communications - Media – 0.1%
CBS Corp. 3.50%, 1/15/25		300	301,578
Cox Communications, Inc. 2.95%, 6/30/23(c)		163	161,546
Time Warner Cable LLC 4.50%, 9/15/42		235	208,891
5.00%, 2/01/20		35	35,485

			707,500

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.9%
AT&T, Inc. 3.40%, 5/15/25	U.S.$	1,382	$1,388,399
4.125%, 2/17/26		431	445,891
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(c)		1,150	1,170,424
Verizon Communications, Inc. 4.862%, 8/21/46		574	624,598
Vodafone Group PLC 3.75%, 1/16/24		478	486,207
4.125%, 5/30/25		1,046	1,079,211

			5,194,730

Consumer Cyclical - Automotive – 0.2%
General Motors Financial Co., Inc. 5.10%, 1/17/24		1,166	1,235,120

Consumer Non-Cyclical – 1.7%
AmerisourceBergen Corp. 4.30%, 12/15/47		475	425,885
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49		375	416,644
Baxalta, Inc. 3.60%, 6/23/22		209	210,519
Cigna Corp. 3.75%, 7/15/23(c)		318	323,546
4.125%, 11/15/25(c)		374	386,544
4.375%, 10/15/28(c)		501	516,606
CVS Health Corp. 4.10%, 3/25/25		685	697,672
4.30%, 3/25/28		685	691,412
Gilead Sciences, Inc. 2.55%, 9/01/20		1,360	1,358,123
Mylan, Inc. 3.125%, 1/15/23(c)		1,300	1,273,909
Reynolds American, Inc. 6.875%, 5/01/20		570	591,175
Sigma Alimentos SA de CV 4.125%, 5/02/26(c)		209	205,858
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(c)		1,151	1,209,114
Tyson Foods, Inc. 2.65%, 8/15/19		199	198,853
3.95%, 8/15/24		650	670,800
4.00%, 3/01/26		145	149,314
4.35%, 3/01/29		161	167,984

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20	U.S.$	570	$568,632
Zoetis, Inc. 3.45%, 11/13/20		509	513,836

			10,576,426

Energy – 1.7%
Antero Resources Corp. 5.125%, 12/01/22		146	146,571
Cenovus Energy, Inc. 3.00%, 8/15/22		33	32,533
5.70%, 10/15/19		61	61,851
Energy Transfer Operating LP 4.50%, 4/15/24		336	350,999
5.20%, 2/01/22		510	535,791
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		115	119,753
Enterprise Products Operating LLC 3.70%, 2/15/26		771	789,612
5.20%, 9/01/20		335	345,780
Hess Corp. 4.30%, 4/01/27		1,053	1,060,097
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		104	107,407
5.00%, 10/01/21		1,200	1,250,604
Marathon Petroleum Corp. 5.125%, 3/01/21		280	290,760
Noble Energy, Inc. 3.90%, 11/15/24		491	501,611
4.15%, 12/15/21		561	575,996
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		621	619,454
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		418	444,915
TransCanada PipeLines Ltd. 9.875%, 1/01/21		930	1,032,514
Western Midstream Operating LP 4.50%, 3/01/28		375	384,367
4.75%, 8/15/28		249	259,239
Williams Cos., Inc. (The) 3.90%, 1/15/25		1,250	1,277,050
4.125%, 11/15/20		300	304,617

			10,491,521

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		600	626,397

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.3%
Expedia Group, Inc. 3.80%, 2/15/28	U.S.$	886	$870,734
S&P Global, Inc. 4.40%, 2/15/26		611	657,302
Total System Services, Inc. 4.00%, 6/01/23		496	509,908

			2,037,944

Technology – 0.9%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,183
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		190	188,623
3.875%, 1/15/27		407	388,465
Broadcom, Inc. 3.625%, 10/15/24(c)		500	492,725
4.25%, 4/15/26(c)		500	494,115
Dell International LLC/EMC Corp. 4.42%, 6/15/21(c)		456	467,240
6.02%, 6/15/26(c)		974	1,056,225
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(c)		871	867,908
KLA-Tencor Corp. 4.65%, 11/01/24		639	682,394
Lam Research Corp. 2.80%, 6/15/21		250	250,208
Seagate HDD Cayman 4.75%, 1/01/25		398	389,117
Western Digital Corp. 4.75%, 2/15/26		480	463,200

			5,747,403

Transportation - Services – 0.1%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		565	568,268

			42,431,275

Utility – 0.4%
Electric – 0.4%
CMS Energy Corp. 5.05%, 3/15/22		144	151,803
Enel Chile SA 4.875%, 6/12/28		821	869,345
Exelon Generation Co. LLC 2.95%, 1/15/20		736	736,052
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		620	660,315

			2,417,515

Total Corporates – Investment Grade (cost $89,469,379)			91,629,815

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.9%
Non-Agency Fixed Rate CMBS – 5.8%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/50	U.S.$	1,210	$1,232,308
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		730	736,428
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 1.00%, 3/13/35(c)		885	904,132
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 4/10/46(f)		915	924,692
Series 2013-GC11, Class D 4.567%, 4/10/46(c)(f)		191	194,055
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,382	1,392,626
Series 2015-GC27, Class XA 1.52%, 2/10/48(g)		12,567	771,473
Series 2015-GC35, Class A4 3.818%, 11/10/48		450	469,917
Series 2016-C1, Class A4 3.209%, 5/10/49		775	780,020
Series 2016-GC36, Class A5 3.616%, 2/10/49		565	583,642
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		203	199,542
Series 2015-CR24, Class A5 3.696%, 8/10/48		590	611,735
Series 2015-CR25, Class A4 3.759%, 8/10/48		1,155	1,203,030
Series 2015-DC1, Class A5 3.35%, 2/10/48		1,220	1,238,617
Series 2015-PC1, Class A5 3.902%, 7/10/50		745	776,908
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		475	486,647
Series 2015-C3, Class A4 3.718%, 8/15/48		395	408,837
Series 2015-C4, Class A4 3.808%, 11/15/48		1,853	1,928,499
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		666	665,256

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GS Mortgage Securities Trust Series 2013-G1, Class A1 2.059%, 4/10/31(c)	U.S.$	347	$340,533
Series 2014-GC18, Class D 5.157%, 1/10/47(c)(f)		393	335,115
Series 2018-GS9, Class A4 3.992%, 3/10/51		1,150	1,215,772
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(f)		15	15,035
Series 2011-C5, Class D 5.547%, 8/15/46(c)(f)		129	130,185
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 8/15/47		1,220	1,266,687
Series 2014-C22, Class XA 1.012%, 9/15/47(g)		21,674	786,152
Series 2015-C30, Class A5 3.822%, 7/15/48		585	609,001
Series 2015-C31, Class A3 3.801%, 8/15/48		990	1,029,691
Series 2015-C32, Class C 4.816%, 11/15/48(f)		545	563,325
Series 2015-C33, Class A4 3.77%, 12/15/48		1,150	1,198,015
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.228%, 9/15/50(g)		9,000	576,643
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(f)		142	98,133
LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(c)		307	305,959
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.263%, 10/15/48(g)		11,015	580,438
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(f)(h)		320	298,194
Series 2016-UB12, Class A4 3.596%, 12/15/49		870	895,192
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51		1,200	1,293,276

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-C8, Class A4 3.983%, 2/15/51	U.S.$	990	$1,040,106
Series 2018-C9, Class A4 4.117%, 3/15/51		1,800	1,909,846
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,309	2,316,042
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 2/15/48		1,160	1,184,690
Series 2015-SG1, Class C 1.00%, 9/15/48(f)		537	539,502
Series 2016-LC25, Class C 4.567%, 12/15/59(f)		330	337,165
Series 2016-NXS6, Class A4 2.918%, 11/15/49		900	885,582
Series 2016-NXS6, Class C 4.456%, 11/15/49(f)		525	542,024

			35,800,667

Non-Agency Floating Rate CMBS – 2.1%
Ashford Hospitality Trust Series 2018-ASHF, Class A 3.373% (LIBOR 1 Month + 0.90%), 4/15/35(c)(e)		1,093	1,087,361
Series 2018-KEYS, Class A 3.473% (LIBOR 1 Month + 1.00%), 5/15/35(c)(e)		1,250	1,249,215
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.473% (LIBOR 1 Month + 1.00%), 11/15/33(c)(e)(f)		1,755	1,755,157
BHMS Series 2018-ATLS, Class A 3.723% (LIBOR 1 Month + 1.25%), 7/15/35(c)(e)		1,235	1,234,211
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 3.293% (LIBOR 1 Month + 0.82%), 6/15/35(c)(e)		1,000	985,315
BX Trust Series 2018-EXCL, Class A 3.56% (LIBOR 1 Month + 1.09%), 9/15/37(c)(e)		1,130	1,124,770
Cloverleaf Cold Storage Trust Series 2019-CHL2, Class A 3.553% (LIBOR 1 Month + 1.08%), 3/15/36(c)(e)		1,295	1,296,610

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DBWF Mortgage Trust Series 2018-GLKS, Class A 3.517% (LIBOR 1 Month + 1.03%), 11/19/35(c)(e)	U.S.$	1,042	$1,042,799
Great Wolf Trust Series 2017-WOLF, Class A 3.472% (LIBOR 1 Month + 0.85%), 9/15/34(c)(e)		745	744,311
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.423% (LIBOR 1 Month + 1.95%), 11/15/26(e)(i)		182	182,033
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 3.256% (LIBOR 1 Month + 0.78%), 7/15/33(c)(e)		1,200	1,197,004
Starwood Retail Property Trust Series 2014-STAR, Class A 3.693% (LIBOR 1 Month + 1.22%), 11/15/27(c)(e)		975	972,237

			12,871,023

Total Commercial Mortgage-Backed Securities (cost $48,341,741)			48,671,690

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.1%
Risk Share Floating Rate – 4.1%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.827% (LIBOR 1 Month + 1.35%), 8/25/28(c)(e)		364	362,909
Series 2018-3A, Class M1B 4.327% (LIBOR 1 Month + 1.85%), 10/25/27(c)(e)		755	759,044
Series 2019-2A, Class M1C 4.48% (LIBOR 1 Month + 2.00%), 4/25/29(c)(e)		707	707,280
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.877% (LIBOR 1 Month + 2.40%), 4/25/31(c)(e)		711	725,210
Series 2019-R02, Class 1M2 4.777% (LIBOR 1 Month + 2.30%), 8/25/31(c)(e)		477	485,765
Series 2019-R03, Class 1M2 4.627% (LIBOR 1 Month + 2.15%), 9/25/31(c)(e)		231	233,421

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Eagle RE Ltd. Series 2018-1, Class M1 4.177% (LIBOR 1 Month + 1.70%), 11/25/28(c)(e)	U.S.$	337	$337,367
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 6.727% (LIBOR 1 Month + 4.25%), 11/25/23(e)		1,514	1,651,951
Series 2014-DN3, Class M3 6.477% (LIBOR 1 Month + 4.00%), 8/25/24(e)		1,180	1,271,417
Series 2014-HQ3, Class M3 7.227% (LIBOR 1 Month + 4.75%), 10/25/24(e)		251	275,744
Series 2015-DNA2, Class M2 5.077% (LIBOR 1 Month + 2.60%), 12/25/27(e)		272	275,242
Series 2015-DNA2, Class M3 6.377% (LIBOR 1 Month + 3.90%), 12/25/27(e)		805	866,958
Series 2015-HQA1, Class M2 5.127% (LIBOR 1 Month + 2.65%), 3/25/28(e)		185	186,945
Series 2015-HQA2, Class M3 7.277% (LIBOR 1 Month + 4.80%), 5/25/28(e)		276	312,469
Series 2016-DNA1, Class M3 8.036% (LIBOR 1 Month + 5.55%), 7/25/28(e)		324	378,545
Series 2016-DNA2, Class M3 7.127% (LIBOR 1 Month + 4.65%), 10/25/28(e)		1,100	1,224,263
Series 2017-DNA1, Class M2 5.727% (LIBOR 1 Month + 3.25%), 7/25/29(e)		850	909,569
Series 2017-DNA3, Class M2 4.977% (LIBOR 1 Month + 2.50%), 3/25/30(e)		900	927,713
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.477% (LIBOR 1 Month + 3.00%), 7/25/24(e)		401	428,740
Series 2014-C04, Class 1M2 7.377% (LIBOR 1 Month + 4.90%), 11/25/24(e)		398	448,163

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 2M2 7.477% (LIBOR 1 Month + 5.00%), 11/25/24(e)	U.S.$	118	$130,772
Series 2015-C01, Class 1M2 6.777% (LIBOR 1 Month + 4.30%), 2/25/25(e)		961	1,041,448
Series 2015-C01, Class 2M2 7.027% (LIBOR 1 Month + 4.55%), 2/25/25(e)		218	234,002
Series 2015-C02, Class 1M2 6.477% (LIBOR 1 Month + 4.00%), 5/25/25(e)		362	390,062
Series 2015-C02, Class 2M2 6.477% (LIBOR 1 Month + 4.00%), 5/25/25(e)		254	270,171
Series 2015-C03, Class 1M2 7.477% (LIBOR 1 Month + 5.00%), 7/25/25(e)		472	524,089
Series 2015-C03, Class 2M2 7.477% (LIBOR 1 Month + 5.00%), 7/25/25(e)		441	485,651
Series 2015-C04, Class 1M2 8.177% (LIBOR 1 Month + 5.70%), 4/25/28(e)		918	1,044,710
Series 2015-C04, Class 2M2 8.027% (LIBOR 1 Month + 5.55%), 4/25/28(e)		432	481,130
Series 2016-C01, Class 1M2 9.227% (LIBOR 1 Month + 6.75%), 8/25/28(e)		570	660,707
Series 2016-C01, Class 2M2 9.427% (LIBOR 1 Month + 6.95%), 8/25/28(e)		391	452,557
Series 2016-C02, Class 1M2 8.477% (LIBOR 1 Month + 6.00%), 9/25/28(e)		495	562,530
Series 2016-C03, Class 2M2 8.377% (LIBOR 1 Month + 5.90%), 10/25/28(e)		1,714	1,936,625
Series 2016-C05, Class 2M2 6.927% (LIBOR 1 Month + 4.45%), 1/25/29(e)		1,165	1,266,690
Series 2016-C07, Class 2M2 6.827% (LIBOR 1 Month + 4.35%), 5/25/29(e)		1,138	1,241,185
Series 2017-C03, Class 1M2 5.477% (LIBOR 1 Month + 3.00%), 10/25/29(e)		580	615,992

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Re Ltd. Series 2018-1, Class M1 4.077% (LIBOR 1 Month + 1.60%), 10/25/28(c)(e)	U.S.$	574	$573,290
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.484% (LIBOR 1 Month + 2.00%), 3/27/24(e)(i)		427	427,188
Radnor RE Ltd. Series 2019-1, Class M1B 4.427% (LIBOR 1 Month + 1.95%), 2/25/29(c)(e)		418	419,338

			25,526,852

Agency Floating Rate – 1.0%
Federal Home Loan Mortgage Corp. REMICs Series 3955, Class SD 4.127% (6.60% – LIBOR 1 Month), 11/15/41(e)(j)		4,750	727,876
Series 4693, Class SL 3.677% (6.15% – LIBOR 1 Month), 6/15/47(e)(j)		2,551	483,327
Series 4727, Class SA 3.727% (6.20% – LIBOR 1 Month), 11/15/47(e)(j)		2,967	521,086
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.063% (6.54% – LIBOR 1 Month), 12/25/41(e)(j)		1,304	257,360
Series 2014-17, Class SA 3.573% (6.05% – LIBOR 1 Month), 4/25/44(e)(j)		3,155	558,874
Series 2014-78, Class SE 3.623% (6.54% – LIBOR 1 Month), 12/25/44(e)(j)		2,248	377,227
Series 2014-92, Class SX 3.623% (6.10% – LIBOR 1 Month), 1/25/45(e)(j)		2,886	509,816
Series 2016-77, Class DS 3.51% (6.00% – LIBOR 1 Month), 10/25/46(e)(j)		2,629	445,403
Series 2017-62, Class AS 3.673% (6.15% – LIBOR 1 Month), 8/25/47(e)(j)		2,622	448,553
Series 2017-81, Class SA 3.723% (6.20% – LIBOR 1 Month), 10/25/47(e)(j)		2,785	514,254

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-97, Class LS 3.723% (6.20% – LIBOR 1 Month), 12/25/47(e)(j)	U.S.$	2,830	$548,041
Government National Mortgage Association Series 2017-122, Class SA 3.719% (6.20% – LIBOR 1 Month), 8/20/47(e)(j)		1,938	358,294
Series 2017-134, Class MS 3.719% (6.20% – LIBOR 1 Month), 9/20/47(e)(j)		1,861	361,220

			6,111,331

Total Collateralized Mortgage Obligations (cost $30,253,189)			31,638,183

ASSET-BACKED SECURITIES – 4.1%
Autos - Fixed Rate – 2.2%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 9/20/24(c)		1,760	1,800,238
Series 2018-2A, Class A 4.00%, 3/20/25(c)		1,425	1,478,910
CPS Auto Receivables Trust Series 2017-D, Class A 1.87%, 3/15/21(c)		115	115,318
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)		250	260,414
Series 2017-2A, Class A 2.11%, 6/15/21(c)		9	8,640
Series 2017-3A, Class A 2.05%, 12/15/21(c)		189	188,554
Series 2018-2A, Class A 2.79%, 7/15/21(c)		180	179,697
First Investors Auto Owner Trust Series 2019-1A, Class B 3.02%, 3/17/25(c)		1,200	1,204,656
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(c)		325	344,151
Series 2016-4, Class D 3.89%, 11/15/22(c)		330	332,393
Series 2017-2, Class A 1.85%, 7/15/21(c)		154	153,599
Series 2017-4, Class A 2.07%, 4/15/22(c)		144	143,800
Series 2018-3, Class B 3.59%, 12/16/24(c)		1,200	1,213,728

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(c)	U.S.$	728	$726,243
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(c)		625	623,783
Series 2015-1A, Class B 3.52%, 3/25/21(c)		489	490,410
Series 2015-3A, Class A 2.67%, 9/25/21(c)		1,000	993,722
Series 2017-1A, Class A 2.96%, 10/25/21(c)		1,510	1,505,930
Series 2019-1A, Class A 3.71%, 3/25/23(c)		1,190	1,205,948
Westlake Automobile Receivables Trust Series 2016-3A, Class E 5.69%, 10/16/23(c)		875	886,802

			13,856,936

Other ABS - Fixed Rate – 1.2%
Consumer Loan Underlying Bond Credit Trust Series 2017-P1, Class A 2.42%, 9/15/23(c)(f)		8	7,622
Series 2018-P1, Class A 3.39%, 7/15/25(c)(f)		422	422,390
Marlette Funding Trust Series 2017-3A, Class A 2.36%, 12/15/24(c)(f)		63	63,370
Series 2017-3A, Class B 3.01%, 12/15/24(c)(f)		297	296,653
Series 2018-1A, Class A 2.61%, 3/15/28(c)(f)		214	213,598
Series 2018-3A, Class A 3.20%, 9/15/28(c)(f)		846	847,280
Series 2018-4A, Class A 3.71%, 12/15/28(c)(f)		956	962,153
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(c)(f)		145	145,013
SBA Tower Trust Series 2015-1A, Class C 3.156%, 10/08/20(c)(f)		851	852,751
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)(f)		72	72,403
Series 2016-3, Class A 3.05%, 12/26/25(c)(f)		207	207,095

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-2, Class A 3.28%, 2/25/26(c)(f)	U.S.$	531	$533,020
Series 2017-5, Class A2 2.78%, 9/25/26(c)(f)		855	852,063
Series 2017-6, Class A2 2.82%, 11/25/26(c)(f)		990	986,440
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(c)(f)		1,166	1,174,702

			7,636,553

Credit Cards - Fixed Rate – 0.6%
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/24		1,675	1,685,689
Series 2018-B, Class A 3.46%, 7/15/25		850	864,252
Series 2018-B, Class M 3.81%, 7/15/25		935	948,871

			3,498,812

Autos - Floating Rate – 0.1%
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 3.043% (LIBOR 1 Month + 0.57%), 1/15/22(e)		692	693,849

Total Asset-Backed Securities (cost $25,468,811)			25,686,150

CORPORATES – NON-INVESTMENT GRADE – 2.4%
Industrial – 1.4%
Capital Goods – 0.1%
TransDigm, Inc. 6.25%, 3/15/26(c)		512	533,202

Communications - Media – 0.4%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(c)		656	658,683
5.00%, 2/01/28(c)		702	701,165
CSC Holdings LLC 6.75%, 11/15/21		145	155,140
Sirius XM Radio, Inc. 5.00%, 8/01/27(c)		897	903,700

			2,418,688

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.2%
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	1,000	$1,000,000

Consumer Cyclical - Automotive – 0.0%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(c)	EUR	191	219,918

Consumer Cyclical - Other – 0.1%
International Game Technology PLC 6.25%, 2/15/22(c)	U.S.$	360	377,158
6.50%, 2/15/25(c)		460	489,858

			867,016

Consumer Non-Cyclical – 0.1%
HCA, Inc. 5.375%, 9/01/26		733	771,299

Energy – 0.3%
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		618	628,005
5.875%, 3/15/28		640	656,237
Transocean Poseidon Ltd. 6.875%, 2/01/27(c)		388	413,162

			1,697,404

Technology – 0.1%
CommScope, Inc. 5.50%, 3/01/24(c)		302	314,941
6.00%, 3/01/26(c)		420	444,948

			759,889

Transportation - Services – 0.1%
XPO Logistics, Inc. 6.75%, 8/15/24(c)		600	620,742

			8,888,158

Financial Institutions – 0.9%
Banking – 0.7%
CIT Group, Inc. 5.25%, 3/07/25		579	615,790
Citigroup, Inc. 5.95%, 1/30/23(d)		257	267,134
Series O 5.875%, 3/27/20(d)		485	491,795
Series Q 5.95%, 8/15/20(d)		409	417,372

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(d)	U.S.$	379	$360,823
Morgan Stanley Series J 5.55%, 7/15/20(d)		195	199,060
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(d)		480	515,990
Series U 4.921% (LIBOR 3 Month + 2.32%), 9/30/27(d)(e)		600	568,854
Standard Chartered PLC 4.093% (LIBOR 3 Month + 1.51%), 1/30/27(c)(d)(e)		400	335,356
7.50%, 4/02/22(c)(d)		380	400,781

			4,172,955

Finance – 0.2%
Navient Corp. 6.125%, 3/25/24		722	739,342
6.625%, 7/26/21		415	436,169
7.25%, 1/25/22		54	57,878

			1,233,389

			5,406,344

Utility – 0.1%
Electric – 0.1%
AES Corp./VA 4.00%, 3/15/21		562	569,728

Total Corporates – Non-Investment Grade (cost $14,545,156)			14,864,230

GOVERNMENTS – TREASURIES – 0.8%
Peru – 0.8%
Peru Government Bond 5.94%, 2/12/29(c) (cost $5,086,941)	PEN	15,925	5,088,381

EMERGING MARKETS – CORPORATE BONDS – 0.4%
Industrial – 0.3%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)(k)(l)	U.S.$	426	68,160

Communications – Telecommunications – 0.1%
Millicom International Cellular SA 6.625%, 10/15/26(c)		625	668,612

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.1%
BRF SA 3.95%, 5/22/23(c)	U.S.$	312	$297,960
Minerva Luxembourg SA 6.50%, 9/20/26(c)		218	214,107
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(f)(i)(k)(m)		655	21,831

			533,898

Energy – 0.0%
Cosan Luxembourg SA 7.00%, 1/20/27(c)		325	342,875

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(c)		458	464,094

			2,077,639

Utility – 0.1%
Electric – 0.1%
Genneia SA 8.75%, 1/20/22(c)		366	288,057
Terraform Global Operating LLC 6.125%, 3/01/26(i)		222	221,782

			509,839

Total Emerging Markets – Corporate Bonds (cost $3,319,553)			2,587,478

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Indonesia – 0.2%
Pertamina Persero PT 6.45%, 5/30/44(c)		575	660,069
Perusahaan Listrik Negara PT 5.45%, 5/21/28(c)		776	830,285

Total Quasi-Sovereigns (cost $1,393,895)			1,490,354

EMERGING MARKETS – SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(c) (cost $255,000)		255	257,550

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 0.0%
Financials – 0.0%
Insurance – 0.0%
Mt Logan Re Ltd. (Preference Shares)(f)(k)(n) (cost $260,000)	260	$250,217

SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.37%(o)(p)(q) (cost $2,332,418)	2,332,418	2,332,418

Total Investments – 114.4% (cost $702,625,232)		709,550,310
Other assets less liabilities – (14.4)%		(89,098,733)

Net Assets – 100.0%		$620,451,577

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	5	June 2019	$658,906	$(319)
U.S. T-Note 2 Yr (CBT) Futures	146	June 2019	31,099,141	(6,986)
U.S. T-Note 5 Yr (CBT) Futures	14	June 2019	1,618,969	(17)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	4	June 2019	5,484,268	(5,948)
Euro Buxl 30 Yr Bond Futures	25	June 2019	5,292,272	(88,881)
Long Gilt Futures	48	June 2019	7,969,215	(3,590)
U.S. T-Note 10 Yr (CBT) Futures	332	June 2019	41,059,063	(365,163)
U.S. Ultra Bond (CBT) Futures	8	June 2019	1,314,250	(8,230)

				$(479,134)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	NZD	1,762	USD	1,172	6/26/19	$(5,758)
Barclays Bank PLC	INR	85,080	USD	1,216	7/16/19	6,971
Barclays Bank PLC	USD	95	INR	6,731	7/16/19	573
BNP Paribas SA	CAD	3,959	USD	2,970	5/09/19	14,941
BNP Paribas SA	USD	1,514	CAD	2,018	5/09/19	(7,505)
BNP Paribas SA	CHF	1,369	USD	1,349	6/13/19	(467)
Citibank, NA	KRW	1,293,794	USD	1,139	5/16/19	27,590
Citibank, NA	PEN	9,236	USD	2,794	5/23/19	3,336

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	1,235	CNY	8,292	6/12/19	$(3,019)
Citibank, NA	MXN	16,640	USD	863	6/13/19	(8,472)
Citibank, NA	USD	694	INR	49,055	7/16/19	2,770
Citibank, NA	USD	1,244	INR	87,309	7/16/19	(3,800)
Deutsche Bank AG	CHF	1,167	USD	1,166	6/13/19	16,314
Goldman Sachs Bank USA	INR	109,357	USD	1,558	7/16/19	3,864
HSBC Bank USA	BRL	3,532	USD	889	5/03/19	(11,589)
HSBC Bank USA	USD	895	BRL	3,532	5/03/19	5,526
HSBC Bank USA	USD	2,395	KRW	2,681,637	5/16/19	(91,580)
HSBC Bank USA	USD	1,556	MXN	29,851	6/13/19	7,923
JPMorgan Chase Bank, NA	EUR	1,287	USD	1,443	7/10/19	(9,028)
JPMorgan Chase Bank, NA	PLN	5,590	USD	1,456	7/11/19	(9,797)
Morgan Stanley & Co., Inc.	BRL	3,541	USD	897	5/03/19	(5,539)
Morgan Stanley & Co., Inc.	USD	913	BRL	3,541	5/03/19	(10,154)
Morgan Stanley & Co., Inc.	KRW	1,390,733	USD	1,225	5/16/19	30,250
Morgan Stanley & Co., Inc.	PEN	5,083	USD	1,535	5/23/19	(570)
Morgan Stanley & Co., Inc.	EUR	848	USD	952	7/10/19	(5,142)
Natwest Markets PLC	CAD	1,732	USD	1,293	5/09/19	(389)
Natwest Markets PLC	PEN	2,597	USD	785	5/23/19	256
Natwest Markets PLC	JPY	564,886	USD	5,068	5/28/19	(13,633)
Natwest Markets PLC	GBP	1,147	USD	1,499	6/14/19	158
Standard Chartered Bank	USD	909	MXN	17,338	6/13/19	(666)
Standard Chartered Bank	USD	1,965	INR	138,868	7/16/19	8,036
State Street Bank & Trust Co.	USD	425	JPY	46,915	6/27/19	(1,627)
State Street Bank & Trust Co.	USD	355	NOK	3,021	6/27/19	(4,146)
State Street Bank & Trust Co.	EUR	79	USD	90	7/10/19	534
State Street Bank & Trust Co.	USD	1,461	PLN	5,576	7/11/19	1,595

						$(62,244)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)%	Quarterly	0.58%	USD 8,750	$(186,988)	$(164,438)	$(22,550)

*	Termination date

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
			Payments made by the Fund	Payments received by the Fund
NOK	538,890	6/22/20	6 Month NIBOR	1.378%	Semi- Annual/ Annual	$292,743	$—	$292,743
GBP	52,000	3/01/21	6 Month LIBOR	1.113%	Semi- Annual/ Semi- Annual	89,386	—	89,386
SEK	497,500	4/02/21	3 Month STIBOR	0.098%	Quarterly/ Annual	54,490	(18,272)	72,762
NOK	405,150	4/23/21	6 Month NIBOR	1.78%	Semi- Annual/ Annual	18,342	—	18,342
USD	10,030	9/10/23	3 Month LIBOR	2.896%	Quarterly/ Semi- Annual	242,506	—	242,506
USD	1,160	6/09/25	2.488%	3 Month LIBOR	Semi- Annual/ Quarterly	(14,941)	—	(14,941)
USD	2,106	8/04/25	2.293%	3 Month LIBOR	Semi- Annual/ Quarterly	11,775	—	11,775
USD	5,400	10/04/26	1.487%	3 Month LIBOR	Semi- Annual/ Quarterly	347,978	—	347,978
USD	1,080	11/08/26	1.657%	3 Month LIBOR	Semi- Annual/ Quarterly	54,050	—	54,050
USD	1,080	11/09/26	1.672%	3 Month LIBOR	Semi- Annual/ Quarterly	52,596	—	52,596
USD	7,030	4/04/27	2.436%	3 Month LIBOR	Semi- Annual/ Quarterly	1,108	—	1,108
USD	2,190	7/12/27	2.355%	3 Month LIBOR	Semi- Annual/ Quarterly	2,822	—	2,822
NOK	61,650	8/31/28	2.186%	6 Month NIBOR	Annual/ Semi- Annual	(160,492)	—	(160,492)
USD	3,690	8/31/28	3 Month LIBOR	2.986%	Quarterly/ Semi- Annual	156,384	—	156,384
GBP	6,250	3/01/29	1.515%	6 Month LIBOR	Semi- Annual/ Semi- Annual	(127,733)	—	(127,733)

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Notional Amount (000)		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
			Payments made by the Fund	Payments received by the Fund
GBP	4,000	3/01/29	1.501%	6 Month LIBOR	Semi- Annual/ Semi- Annual	$(74,802)	$—	$(74,802)
USD	1,490	11/10/35	2.631%	3 Month LIBOR	Semi- Annual/ Quarterly	(2,418)	—	(2,418)
JPY	244,000	1/08/49	0.673%	6 Month LIBOR	Semi- Annual/ Semi- Annual	(66,552)	—	(66,552)

						$877,242	$(18,272)	$895,514

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.57%	USD	466	$(5,619)	$(785)	$(4,834)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.57	USD	534	(6,438)	(932)	(5,506)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.32	USD	30	(330)	371	(701)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	328	11,082	23,295	(12,213)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	346	11,689	24,034	(12,345)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	346	11,689	24,034	(12,345)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	683	23,075	55,486	(32,411)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	1,367	46,182	101,000	(54,818)

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00	) %	Monthly	3.65%	USD	1,367	$46,182	$104,561	$(58,379)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)		Monthly	3.65	USD	1,683	56,858	120,151	(63,293)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.32	USD	26	(285)	233	(518)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.32	USD	2,785	(30,589)	34,231	(64,820)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.32	USD	354	(3,888)	4,691	(8,579)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.32	USD	1,041	(11,433)	10,731	(22,164)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.32	USD	3,469	(38,101)	36,067	(74,168)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.32	USD	226	(2,482)	2,105	(4,587)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.32	USD	387	(4,250)	5,087	(9,337)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.32	USD	418	(4,591)	5,348	(9,939)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)		Monthly	0.32	USD	836	(9,182)	10,695	(19,877)

Sale Contracts
Citibank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.88	USD	292	(31,678)	(37,602)	5,924
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.88	USD	69	(7,486)	(9,019)	1,533
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00		Monthly	6.88	USD	547	(59,295)	(85,228)	25,933

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.88%	USD	723	$(78,373)	$(90,813)	$12,440
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	475	(51,530)	(61,167)	9,637
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	209	(22,656)	(31,613)	8,957
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	653	(70,894)	(79,921)	9,027
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	335	(36,342)	(44,559)	8,217
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	340	(36,885)	(43,783)	6,898
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,367	(148,297)	(155,328)	7,031
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	248	(26,883)	(33,382)	6,499
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	210	(22,764)	(28,938)	6,174
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	683	(74,094)	(79,360)	5,266
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	950	(103,059)	(107,945)	4,886
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	67	(7,263)	(10,953)	3,690
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	475	(51,530)	(55,192)	3,662
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	195	(21,170)	(23,866)	2,696
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	953	(103,385)	(106,160)	2,775
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,016	(110,219)	(111,095)	876
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	376	(40,790)	(41,062)	272

abfunds.com	AB BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.88%	USD	1,620	$(175,743)	$(176,241)	$498
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.25	USD	1,145	(7,290)	(25,845)	18,555
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	226	(24,499)	(34,029)	9,530
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	139	(15,079)	(17,503)	2,424
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	122	(13,225)	(15,092)	1,867
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	5	(543)	(634)	91
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	130	(14,092)	(10,700)	(3,392)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	326	(35,338)	(31,568)	(3,770)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	169	(18,319)	(14,205)	(4,114)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	138	(14,959)	(9,684)	(5,275)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	471	(51,056)	(30,925)	(20,131)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	150	(16,260)	(19,184)	2,924
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	130	(14,092)	(16,626)	2,534
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	217	(23,523)	(25,192)	1,669
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	218	(23,631)	(25,298)	1,667
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	30	(3,252)	(3,569)	317

42 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.88%	USD	247	$(26,775)	$(27,007)	$232
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	464	(50,298)	(38,736)	(11,562)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	436	(47,262)	(31,747)	(15,515)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	662	(71,761)	(47,090)	(24,671)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	714	(77,397)	(41,595)	(35,802)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	517	(56,042)	(86,997)	30,955
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	598	(64,823)	(93,298)	28,475
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,000	(108,484)	(134,369)	25,885
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	371	(40,217)	(61,544)	21,327
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,300	(140,920)	(155,847)	14,927
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	322	(34,905)	(44,478)	9,573
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	710	(76,964)	(82,973)	6,009
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	15	(1,626)	(2,312)	686
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	27	(2,929)	(3,514)	585
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	59	(6,396)	(6,465)	69
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	166	(17,994)	(17,950)	(44)

abfunds.com	AB BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.88%	USD	30	$(3,252)	$(3,007)	$(245)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	15	(1,626)	(1,364)	(262)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	30	(3,252)	(2,779)	(473)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	178	(19,295)	(15,611)	(3,684)
JPMorgan Chase Bank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	118	(12,791)	(15,283)	2,492
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	691	(75,077)	(86,008)	10,931
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	241	(26,124)	(30,262)	4,138
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,100	(119,240)	(164,995)	45,755
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	191	(20,704)	(13,670)	(7,034)

						$(2,572,079)	$(2,341,779)	$(230,300)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	17,640	7/15/21	1.765%	CPI#	Maturity	$202,938
Barclays Bank PLC	USD	20,750	7/15/20	1.527%	CPI#	Maturity	315,025
Barclays Bank PLC	USD	6,950	1/15/21	1.490%	CPI#	Maturity	106,481
Deutsche Bank AG	USD	5,190	7/15/21	2.152%	CPI#	Maturity	(21,847)
JPMorgan Chase Bank, NA	USD	23,800	7/15/23	1.848%	CPI#	Maturity	96,424

							$699,021

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

44 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC	USD	6,000	7/15/20	1.613%	CPI#	Maturity	$23,895
Morgan Stanley & Co. LLC	USD	17,400	4/15/21	1.761%	CPI#	Maturity	44,486
Morgan Stanley & Co. LLC	USD	22,000	7/15/21	1.768%	CPI#	Maturity	55,623
Morgan Stanley & Co. LLC	USD	18,500	7/15/21	1.783%	CPI#	Maturity	38,545
Morgan Stanley & Co. LLC	USD	21,500	7/15/22	1.851%	CPI#	Maturity	31,120
Morgan Stanley & Co. LLC	USD	12,000	7/15/22	1.850%	CPI#	Maturity	17,963
Morgan Stanley & Co. LLC	USD	9,000	7/15/23	1.902%	CPI#	Maturity	12,467

							$224,099

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	USD	595	3/06/42	2.804%	3 Month LIBOR	Semi- Annual/ Quarterly	$(12,256)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2019
HSBC Bank USA+	2.58%	—	$1,542,014
JPMorgan Chase Bank	2.57%	7/22/19	38,380,613
JPMorgan Chase Bank	2.65%	6/06/19	49,675,191

			$89,597,818

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2019

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days	Greater than 90 Days			Total
Inflation-Linked Securities	$1,542,014	$	– 0	–	$88,055,804	$	– 0	–	$89,597,818

abfunds.com	AB BOND INFLATION STRATEGY | 45

PORTFOLIO OF INVESTMENTS (continued)

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, the aggregate market value of these securities amounted to $78,771,575 or 12.7% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2019.

(f)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(g)	IO – Interest Only.

(h)	Illiquid security.

(i)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.14% of net assets as of April 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA
4.423%, 11/15/26	11/16/15	$181,851	$182,033	0.03%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A
4.484%, 3/27/24	3/21/19	427,051	427,188	0.07%
Terraform Global Operating LLC
6.125%, 3/01/26	2/08/18	222,000	221,782	0.04%
Virgolino de Oliveira Finance SA
10.50%, 1/28/18	1/27/14	363,153	21,831	0.00%

(j)	Inverse interest only security.

(k)	Non-income producing security.

(l)	Defaulted.

(m)	Defaulted matured security.

(n)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$260,000	$250,217	0.04%

(o)	Affiliated investments.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

46 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PLN – Polish Zloty

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rates

NIBOR – Norwegian Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 47

STATEMENT OF ASSETS & LIABILITIES

April 30, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $700,292,814)	$707,217,892
Affiliated issuers (cost $2,332,418)	2,332,418
Cash collateral due from broker	3,000,026
Foreign currencies, at value (cost $2,455)	35,312
Receivable for investment securities sold	67,295,409
Interest receivable	2,358,100
Receivable for capital stock sold	865,979
Unrealized appreciation on inflation swaps	720,868
Market value on credit default swaps (net premiums paid $452,561)	206,757
Unrealized appreciation on forward currency exchange contracts	130,637
Receivable for variation margin on futures	66,948
Receivable for variation margin on centrally cleared swaps	42,334
Affiliated dividends receivable	8,375

Total assets	784,281,055

Liabilities
Due to custodian	23,027,335
Payable for reverse repurchase agreements	89,597,818
Payable for investment securities purchased	44,796,197
Payable for capital stock redeemed	2,887,403
Market value on credit default swaps (net premiums received $2,794,340)	2,778,836
Unrealized depreciation on forward currency exchange contracts	192,881
Advisory fee payable	173,982
Cash collateral due to broker	160,000
Distribution fee payable	40,442
Unrealized depreciation on inflation swaps	21,847
Administrative fee payable	19,539
Unrealized depreciation on interest rate swaps	12,256
Transfer Agent fee payable	5,643
Directors’ fees payable	2,606
Accrued expenses and other liabilities	112,693

Total liabilities	163,829,478

Net Assets	$620,451,577

Composition of Net Assets
Capital stock, at par	$57,833
Additional paid-in capital	629,092,412
Accumulated loss	(8,698,668)

$620,451,577

See notes to financial statements.

48 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$33,281,618	3,072,030	$10.83	*

C	$2,930,754	277,493	$10.56

Advisor	$162,383,774	14,971,800	$10.85

R	$6,725,426	622,019	$10.81

K	$4,972,125	460,119	$10.81

I	$8,972,547	836,018	$10.73

1	$318,175,066	29,818,751	$10.67

2	$52,165,825	4,891,533	$10.66

Z	$30,844,442	2,882,944	$10.70

*	The maximum offering price per share for Class A shares was $11.31 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 49

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (unaudited)

Investment Income
Interest	$7,521,945
Dividends—Affiliated issuers	81,900
Other income	1,635	$7,605,480

Expenses
Advisory fee (see Note B)	1,512,507
Distribution fee—Class A	52,955
Distribution fee—Class C	15,980
Distribution fee—Class R	16,293
Distribution fee—Class K	14,289
Distribution fee—Class 1	153,343
Transfer agency—Class A	27,977
Transfer agency—Class C	2,193
Transfer agency—Advisor Class	100,008
Transfer agency—Class R	7,582
Transfer agency—Class K	10,206
Transfer agency—Class I	4,689
Transfer agency—Class 1	19,714
Transfer agency—Class 2	3,161
Transfer agency—Class Z	2,745
Custodian	90,598
Registration fees	68,154
Audit and tax	51,973
Printing	36,815
Administrative	33,375
Legal	21,211
Directors’ fees	12,310
Miscellaneous	9,659

Total expenses before interest expense	2,267,737
Interest expense	1,827,599

Total expenses	4,095,336
Less: expenses waived and reimbursed by the Adviser (see Note B)	(505,780)

Net expenses		3,589,556

Net investment income		4,015,924

See notes to financial statements.

50 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions	$(2,713,620)
Forward currency exchange contracts	(405,288)
Futures	(1,365,181)
Swaps	(357,002)
Foreign currency transactions	(235,064)
Net change in unrealized appreciation/depreciation of:
Investments	27,462,634
Forward currency exchange contracts	142,145
Futures	(1,813,201)
Swaps	(22,851)
Foreign currency denominated assets and liabilities	(13,317)

Net gain on investment and foreign currency transactions	20,679,255

Contributions from Affiliates (see Note B)	5,918

Net Increase in Net Assets from Operations	$24,701,097

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 51

STATEMENT OF CASH FLOWS

For the six months ended April 30, 2019 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$24,701,097
Reconciliation of net increase in net assets from operations to net increase in cash from operating activities
Purchases of long-term investments	$(158,543,547)
Purchases of short-term investments	(193,596,429)
Proceeds from disposition of long-term investments	245,815,796
Proceeds from disposition of short-term investments	211,054,335
Net realized loss on investment transactions and foreign currency transactions	5,076,155
Net realized loss on forward currency exchange contracts	(405,288)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(25,755,410)
Net accretion of bond discount and amortization of bond premium	675,044
Inflation index adjustment	(1,139,727)
Increase in receivable for investments sold	(54,371,002)
Decrease in interest receivable	235,376
Increase in affiliated dividends receivable	(1,323)
Increase in cash collateral due from broker	(1,109,038)
Increase in payable for investments purchased	42,053,955
Decrease in cash collateral due to broker	(250,000)
Increase in advisory fee payable	28,167
Decrease in administrative fee payable	(2,660)
Decrease in Transfer Agent fee payable	(7,702)
Decrease in distribution fee payable	(5,445)
Increase in directors’ fee payable	535
Decrease in accrued expenses	(203,709)
Proceeds on swaps, net	278,718
Payments for exchange-traded derivatives settlements	(3,813,147)

Total adjustments		66,013,654

Net cash provided by (used in) operating activities		90,714,751

See notes to financial statements.

52 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CASH FLOWS (continued)

Cash flows from financing activities
Redemptions of capital stock, net	$(13,689,596)
Increase in due to custodian	23,027,335
Cash dividends paid (net of dividend reinvestments)†	(855,376)
Repayment of reverse repurchase agreements	(99,136,699)

Net cash provided by (used in) financing activities		$(90,654,336)
Effect of exchange rate on cash		(248,381)

Net decrease in cash		(187,966)
Cash at beginning of period		223,278

Cash at end of period		$35,312

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$3,781,113
Interest expense paid during the period	$1,848,923

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 53

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,015,924	$15,511,591
Net realized loss on investment and foreign currency transactions	(5,076,155)	(65,306)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	25,755,410	(20,415,263)
Contributions from Affiliates (see Note B)	5,918	– 0	–

Net increase (decrease) in net assets from operations	24,701,097	(4,968,978)
Distributions to Shareholders
Class A	(292,098)	(1,203,796)
Class C	(16,564)	(65,894)
Advisor Class	(1,139,814)	(3,655,256)
Class R	(34,568)	(127,949)
Class K	(72,249)	(228,768)
Class I	(61,604)	(88,791)
Class 1	(2,384,554)	(7,965,505)
Class 2	(408,605)	(1,492,526)
Class Z	(226,433)	(630,748)
Capital Stock Transactions
Net increase (decrease)	(12,694,718)	141,207,431

Total increase	7,369,890	120,779,220
Net Assets
Beginning of period	613,081,687	492,302,467

End of period	$620,451,577	$613,081,687

See notes to financial statements.

54 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2. Class B and Class T shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

abfunds.com	AB BOND INFLATION STRATEGY | 55

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

56 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other

abfunds.com	AB BOND INFLATION STRATEGY | 57

NOTES TO FINANCIAL STATEMENTS (continued)

unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$485,053,844		$	– 0	–	$485,053,844
Corporates – Investment Grade		– 0	–	91,629,815			– 0	–	91,629,815
Commercial Mortgage-Backed Securities		– 0	–	42,939,108			5,732,582		48,671,690
Collateralized Mortgage Obligations		– 0	–	31,638,183			– 0	–	31,638,183
Asset-Backed Securities		– 0	–	18,049,597			7,636,553		25,686,150
Corporates – Non-Investment Grade		– 0	–	14,864,230			– 0	–	14,864,230
Governments – Treasuries		– 0	–	5,088,381			– 0	–	5,088,381
Emerging Markets – Corporate Bonds		– 0	–	2,565,647			21,831		2,587,478
Quasi-Sovereigns		– 0	–	1,490,354			– 0	–	1,490,354
Emerging Markets – Sovereigns		– 0	–	257,550			– 0	–	257,550
Common Stocks		– 0	–	– 0	–		250,217		250,217
Short-Term Investments		2,332,418		– 0	–		– 0	–	2,332,418

Total Investments in Securities		2,332,418		693,576,709			13,641,183		709,550,310
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts		– 0	–	130,637			– 0	–	130,637
Centrally Cleared Interest Rate Swaps		– 0	–	1,324,180			– 0	–	1,324,180	(b)
Credit Default Swaps		– 0	–	206,757			– 0	–	206,757
Inflation (CPI) Swaps		– 0	–	720,868			– 0	–	720,868
Centrally Cleared Inflation (CPI) Swaps		– 0	–	224,099			– 0	–	224,099	(b)
Liabilities:
Futures		(479,134)		– 0	–		– 0	–	(479,134	)(b)
Forward Currency Exchange Contracts		– 0	–	(192,881)			– 0	–	(192,881)
Centrally Cleared Credit Default Swaps		– 0	–	(186,988)			– 0	–	(186,988	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(446,938)			– 0	–	(446,938	)(b)
Credit Default Swaps		– 0	–	(2,778,836)			– 0	–	(2,778,836)
Inflation (CPI) Swaps		– 0	–	(21,847)			– 0	–	(21,847)
Interest Rate Swaps		– 0	–	(12,256)			– 0	–	(12,256)
Reverse Repurchase Agreements		(89,597,818)		– 0	–		– 0	–	(89,597,818)

Total		$(87,744,534)		$692,543,504			$13,641,183		$618,440,153

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations			Asset-Backed Securities
Balance as of 10/31/18	$5,198,391			$573,680		$8,636,549
Accrued discounts/(premiums)	2,400			– 0	–	31
Realized gain (loss)	(6,564)			– 0	–	97
Change in unrealized appreciation/depreciation	61,252			– 0	–	59,424
Purchases/Payups	916,608			– 0	–	1,199,905
Sales/Paydowns	(439,505)			– 0	–	(2,259,453)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(573,680)		– 0	–

Balance as of 4/30/19	$5,732,582		$	– 0	–	$7,636,553

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(a)	$61,560		$	– 0	–	$59,158

	Emerging Markets - Corporate Bonds		Common Stocks			Total
Balance as of 10/31/18	$39,922			$260,766		$14,709,308
Accrued discounts/(premiums)	– 0	–		– 0	–	2,431
Realized gain (loss)	– 0	–		– 0	–	(6,467)
Change in unrealized appreciation/depreciation	(18,091)			(10,549)		92,036
Purchases/Payups	– 0	–		– 0	–	2,116,513
Sales/Paydowns	– 0	–		– 0	–	(2,698,958)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	(573,680	)(b)

Balance as of 4/30/19	$21,831			$250,217		$13,641,183

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(a)	$(18,091)			$(10,549)		$92,078

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

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The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2019. Securities priced (i) by third party vendors or (ii) by brokers are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/19	Valuation Technique	Unobservable Input	Input
Common Stocks	$250,217	Market Approach	NAV Equivalent	$962.37 / N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Recovery Rate in isolation would be expected to result in a significantly higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest) on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net

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assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2020 and then may be extended for additional one-year terms. For the six months ended April 30, 2019, such reimbursement amounted to $502,370.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory

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agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the Advisory Agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2019, the reimbursement for such services amounted to $33,375.

During the six months ended April 30, 2019, the Adviser reimbursed the Fund $5,918 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $98,723 for the six months ended April 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $375 from the sale of Class A shares and received $0 and $11 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government

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Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2019, such waiver amounted to $3,410.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$245	$162,591	$160,504	$2,332	$82

Brokerage commissions paid on investment transactions for the six months ended April 30, 2019 amounted to $11,621, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, .25% of the Fund’s average daily net assets attributable to Class K shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $148,708, $40,449, $42,323 and $1,543,270 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased

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without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$31,727,519	$20,211,733
U.S. government securities	126,816,028	220,012,415

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$11,413,261
Gross unrealized depreciation	(3,476,033)

Net unrealized appreciation	$7,937,228

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by

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the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the six months ended April 30, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central

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clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

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During the six months ended April 30, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2019, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2019, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of

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NOTES TO FINANCIAL STATEMENTS (continued)

protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2019, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on futures	$479,134	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	22,550	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$1,566,551	*	Receivable/Payable for variation margin on centrally cleared swaps	446,938	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	130,637		Unrealized depreciation on forward currency exchange contracts	192,881

Interest rate contracts				Unrealized depreciation on interest rate swaps	12,256

Interest rate contracts	Unrealized appreciation on inflation swaps	720,868		Unrealized depreciation on inflation swaps	21,847

Credit contracts	Market value on credit default swaps	206,757		Market value on credit default swaps	2,778,836

Total		$2,624,813			$3,954,442

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,365,181)	$(1,813,201)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(405,288)	142,145

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(542,630)	(404,696)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(17,248)	3,286

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	202,876	378,559

Total		$(2,127,471)	$(1,693,907)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2019:

Futures:
Average notional amount of buy contracts	$54,957,564
Average notional amount of sale contracts	$97,506,450
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$24,981,985
Average principal amount of sale contracts	$47,683,038
Interest Rate Swaps:
Average notional amount	$595,000
Inflation Swaps:
Average notional amount	$64,130,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$211,830,410
Centrally Cleared Inflation Swaps:
Average notional amount	$71,160,000	(a)

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Default Swaps:
Average notional amount of buy contracts	$16,692,000
Average notional amount of sale contracts	$25,575,286
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$8,750,000
Variance Swaps:
Average notional amount	$852,717	(b)

(a)	Positions were open for five months during the period.

(b)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$202,938	$	– 0	–	$(160,000)		$	– 0	–	$42,938
Barclays Bank PLC	429,050		– 0	–	– 0	–		(358,321)		70,729
BNP Paribas SA	14,941		(7,972)		– 0	–		– 0	–	6,969
Citibank, NA	33,696		(33,696)		– 0	–		– 0	–	– 0	–
Citigroup Global Markets, Inc.	206,757		(206,757)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	16,314		(16,314)		– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	3,864		(3,864)		– 0	–		– 0	–	– 0	–
HSBC Bank USA	13,449		(13,449)		– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	96,424		(96,424)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	30,250		(30,250)		– 0	–		– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Natwest Markets PLC	$414	$(414)	$	– 0	–	$	– 0	–	$	– 0	–
Standard Chartered Bank	8,036	(666)	– 0	–	– 0	–	7,370
State Street Bank & Trust Co.	2,129	(2,129)	– 0	–	– 0	–	– 0	–

Total	$1,058,262	$(411,935)	$(160,000)	$(358,321)	$128,006	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$5,758	$	– 0	–	$	– 0	–	$	– 0	–	$5,758
BNP Paribas SA	7,972	(7,972)	– 0	–	– 0	–	– 0	–
Citibank, NA	66,512	(33,696)	– 0	–	– 0	–	32,816
Citigroup Global Markets, Inc.	1,241,502	(206,757)	– 0	–	(1,034,745)	– 0	–
Credit Suisse International	225,274	– 0	–	– 0	–	(225,274)	– 0	–
Deutsche Bank AG	429,520	(16,314)	– 0	–	(413,206)	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	585,457	(3,864)	– 0	–	(581,593)	– 0	–
HSBC Bank USA	103,169	(13,449)	– 0	–	– 0	–	89,720
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	132,817	(96,424)	– 0	–	– 0	–	36,393
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	187,378	(30,250)	– 0	–	– 0	–	157,128
Natwest Markets PLC	14,022	(414)	– 0	–	– 0	–	13,608
Standard Chartered Bank	666	(666)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	5,773	(2,129)	– 0	–	– 0	–	3,644

Total	$3,005,820	$(411,935)	$	– 0	–	$(2,254,818)	$339,067	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2019, the average amount of reverse repurchase agreements outstanding was $128,820,915 and the daily weighted average interest rate was 2.53%. At April 30, 2019, the Fund had reverse repurchase agreements outstanding in the amount of $89,597,818 as reported on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2019:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$1,542,014	$(1,542,014)	$	– 0	–
JPMorgan Chase Bank	88,055,804	(88,055,804)		– 0	–

Total	$89,597,818	$(89,597,818)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class A
Shares sold	533,291	3,937,249	$5,630,950	$42,317,254

Shares issued in reinvestment of dividends	23,882	94,816	249,177	1,013,624

Shares converted from Class C	320	4,933	3,368	53,025

Shares redeemed	(2,461,064)	(1,621,029)	(25,982,365)	(17,277,656)

Net increase (decrease)	(1,903,571)	2,415,969	$(20,098,870)	$26,106,247

Class C
Shares sold	16,598	80,988	$170,430	$848,738

Shares issued in reinvestment of dividends	1,299	5,012	13,254	52,474

Shares converted to Class A	(328)	(5,044)	(3,368)	(53,025)

Shares redeemed	(71,236)	(91,679)	(736,269)	(961,260)

Net decrease	(53,667)	(10,723)	$(555,953)	$(113,073)

Advisor Class
Shares sold	5,323,839	9,863,291	$56,497,068	$105,972,950

Shares issued in reinvestment of dividends	89,546	277,838	941,125	2,975,198

Shares redeemed	(4,741,359)	(5,759,401)	(50,117,372)	(61,748,685)

Net increase	672,026	4,381,728	$7,320,821	$47,199,463

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class R
Shares sold	104,369	258,252	$1,102,159	$2,764,011

Shares issued in reinvestment of dividends	3,317	11,974	34,568	127,889

Shares redeemed	(93,106)	(158,741)	(985,397)	(1,695,348)

Net increase	14,580	111,485	$151,330	$1,196,552

Class K
Shares sold	130,783	1,089,667	$1,377,354	$11,674,948

Shares issued in reinvestment of dividends	6,931	21,460	72,249	228,648

Shares redeemed	(830,669)	(226,656)	(8,881,842)	(2,422,983)

Net increase (decrease)	(692,955)	884,471	$(7,432,239)	$9,480,613

Class I
Shares sold	493,677	711,766	$5,129,927	$7,537,555

Shares issued in reinvestment of dividends	5,922	8,398	61,604	88,790

Shares redeemed	(211,473)	(232,023)	(2,223,519)	(2,446,093)

Net increase	288,126	488,141	$2,968,012	$5,180,252

Class 1
Shares sold	2,963,919	8,378,092	$30,825,585	$88,717,978

Shares issued in reinvestment of dividends	177,924	588,191	1,839,265	6,207,060

Shares redeemed	(3,013,358)	(4,938,558)	(31,312,355)	(52,179,735)

Net increase	128,485	4,027,725	$1,352,495	$42,745,303

Class 2
Shares sold	592,609	1,578,363	$6,160,800	$16,764,164

Shares issued in reinvestment of dividends	33,188	117,312	343,438	1,237,650

Shares redeemed	(646,595)	(1,847,929)	(6,670,943)	(19,561,880)

Net decrease	(20,798)	(152,254)	$(166,705)	$(1,560,066)

Class Z
Shares sold	625,228	1,555,861	$6,548,802	$16,532,064

Shares issued in reinvestment of dividends	21,809	59,669	226,433	630,748

Shares redeemed	(288,864)	(585,517)	(3,008,844)	(6,190,672)

Net increase	358,173	1,030,013	$3,766,391	$10,972,140

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. The risk is significantly greater for fixed-income securities with longer maturities. Although the Fund invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$15,459,233	$8,894,708

Total taxable distributions paid	$15,459,233	$8,894,708

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,842,583
Accumulated capital and other losses	(11,729,144	)(a)
Unrealized appreciation/(depreciation)	(18,548,044	)(b)

Total accumulated earnings/(deficit)	$(28,434,605	)(c)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $11,729,144.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $3,027,006 and a net long-term capital loss carryforward of $8,702,138 which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods

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NOTES TO FINANCIAL STATEMENTS (continued)

within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.47	$ 10.83	$ 10.92	$ 10.44	$ 10.77	$ 10.81

Income From Investment Operations

Net investment income(a)(b)	.05	.28	.21	.18	.08	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.38)	(.11)	.51	(.31)	(.04)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.42	(.10)	.10	.69	(.23)	.13

Less: Dividends

Dividends from net investment income	(.06)	(.26)	(.19)	(.21)	(.10)	(.17)

Net asset value, end of period	$ 10.83	$ 10.47	$ 10.83	$ 10.92	$ 10.44	$ 10.77

Total Return

Total investment return based on net asset value(d)	4.06%	(.99)%	.91%	6.63%	(2.18)%	1.16%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$33,282	$52,116	$27,718	$16,712	$13,660	$15,860

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.38	%^	1.31%	1.01%	.98%	.88%	.81%

Expenses, before waivers/reimbursements(e)	1.62	%^	1.56%	1.34%	1.42%	1.36%	1.15%

Net investment income(b)	1.00	%^	2.60%	1.95%	1.71%	.75%	1.57%

Portfolio turnover rate**	21%	36%	42%	41%	51%	77%

See footnote summary on page 92.

abfunds.com	AB BOND INFLATION STRATEGY | 83

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.24	$ 10.61	$ 10.71	$ 10.27	$ 10.64	$ 10.71

Income From Investment Operations

Net investment income(a)(b)	.01	.19	.13	.10	.00	(c)	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	(.37)	(.11)	.50	(.31)	(.01)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.37	(.18)	.02	.60	(.31)	.06

Less: Dividends

Dividends from net investment income	(.05)	(.19)	(.12)	(.16)	(.06)	(.13)

Net asset value, end of period	$ 10.56	$ 10.24	$ 10.61	$ 10.71	$ 10.27	$ 10.64

Total Return

Total investment return based on net asset value(d)	3.73%	(1.77)%	.16%	5.86%	(2.93)%	.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,931	$3,391	$3,627	$2,505	$2,679	$3,596

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	2.11	%^	2.03%	1.76%	1.72%	1.58%	1.51%

Expenses, before waivers/reimbursements(e)	2.36	%^	2.29%	2.09%	2.16%	2.07%	1.86%

Net investment income(b)	.29	%^	1.77%	1.26%	.96%	.06%	.70%

Portfolio turnover rate**	21%	36%	42%	41%	51%	77%

See footnote summary on page 92.

84 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.49	$ 10.84	$ 10.93	$ 10.46	$ 10.79	$ 10.82

Income From Investment Operations

Net investment income(a)(b)	.08	.30	.25	.22	.13	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	(.37)	(.13)	.49	(.33)	(.03)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.44	(.07)	.12	.71	(.20)	.16

Less: Dividends

Dividends from net investment income	(.08)	(.28)	(.21)	(.24)	(.13)	(.19)

Net asset value, end of period	$ 10.85	$ 10.49	$ 10.84	$ 10.93	$ 10.46	$ 10.79

Total Return

Total investment return based on net asset value(d)	4.22%	(.68)%	1.15%	6.87%	(1.90)%	1.50%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$162,384	$150,011	$107,545	$29,186	$18,343	$16,144

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.11	%^	1.05%	.77%	.73%	.58%	.52%

Expenses, before waivers/reimbursements(e)	1.35	%^	1.31%	1.10%	1.16%	1.06%	.86%

Net investment income(b)	1.48	%^	2.80%	2.31%	2.04%	1.23%	1.77%

Portfolio turnover rate**	21%	36%	42%	41%	51%	77%

See footnote summary on page 92.

abfunds.com	AB BOND INFLATION STRATEGY | 85

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.46	$ 10.82	$ 10.89	$ 10.44	$ 10.78	$ 10.81

Income From Investment Operations

Net investment income (loss)(a)(b)	.05	.24	.21	.29	(.08)	.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	(.37)	(.12)	.37	(.19)	(.02)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.41	(.13)	.09	.66	(.27)	.12

Less: Dividends

Dividends from net investment income	(.06)	(.23)	(.16)	(.21)	(.07)	(.15)

Net asset value, end of period	$ 10.81	$ 10.46	$ 10.82	$ 10.89	$ 10.44	$ 10.78

Total Return

Total investment return based on net asset value(d)	3.90%	(1.15)%	.80	%‡	6.41%	(2.49)%	1.10%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,725	$6,354	$5,364	$408	$20	$230

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.60	%^	1.54%	1.29%	1.24%	1.06%	1.01%

Expenses, before waivers/reimbursements(e)	1.94	%^	1.90%	1.67%	1.71%	1.50%	1.40%

Net investment income (loss)(b)	.91	%^	2.24%	2.08%	2.71%	(.68)%	1.26%

Portfolio turnover rate**	21%	36%	42%	41%	51%	77%

See footnote summary on page 92.

86 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.45	$ 10.81	$ 10.89	$ 10.42	$ 10.77	$ 10.80

Income From Investment Operations

Net investment income(a)(b)	.05	.27	.21	.20	.07	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	(.38)	(.11)	.49	(.31)	(.03)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.42	(.11)	.10	.69	(.24)	.14

Less: Dividends

Dividends from net investment income	(.06)	(.25)	(.18)	(.22)	(.11)	(.17)

Net asset value, end of period	$ 10.81	$ 10.45	$ 10.81	$ 10.89	$ 10.42	$ 10.77

Total Return

Total investment return based on net asset value(d)	4.08%	(1.01)%	.96%	6.66%	(2.24)%	1.31%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,972	$12,055	$2,903	$2,409	$1,616	$2,219

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.35	%^	1.35%	1.01%	.98%	.83%	.76%

Expenses, before waivers/reimbursements(e)	1.63	%^	1.65%	1.37%	1.36%	1.17%	1.07%

Net investment income(b)	.93	%^	2.57%	1.95%	1.87%	.70%	1.57%

Portfolio turnover rate**	21%	36%	42%	41%	51%	77%

See footnote summary on page 92.

abfunds.com	AB BOND INFLATION STRATEGY | 87

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.38	$ 10.74	$ 10.84	$ 10.38	$ 10.73	$ 10.77

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	.28	.24	.22	(.06)	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	(.36)	(.12)	.50	(.14)	(.06)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.43	(.08)	.12	.72	(.20)	.16

Less: Dividends

Dividends from net investment income	(.08)	(.28)	(.22)	(.26)	(.15)	(.20)

Net asset value, end of period	$ 10.73	$ 10.38	$ 10.74	$ 10.84	$ 10.38	$ 10.73

Total Return

Total investment return based on net asset value(d)	4.18%	(.73)%	1.15%	6.98%	(1.88)%	1.52%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,973	$5,688	$642	$345	$265	$841

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.05	%^	1.11%	.76%	.72%	.57%	.51%

Expenses, before waivers/reimbursements(e)	1.28	%^	1.34%	.99%	1.03%	.76%	.69%

Net investment income (loss)(b)	1.37	%^	2.67%	2.25%	2.08%	(.50)%	2.06%

Portfolio turnover rate**	21%	36%	42%	41%	51%	77%
See footnote summary on page 92.

88 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.33	$ 10.69	$ 10.80	$ 10.35	$ 10.71	$ 10.76

Income From Investment Operations

Net investment income(a)(b)	.07	.28	.22	.20	.10	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	(.36)	(.11)	.51	(.32)	(.04)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.42	(.08)	.11	.71	(.22)	.15

Less: Dividends

Dividends from net investment income	(.08)	(.28)	(.22)	(.26)	(.14)	(.20)

Net asset value, end of period	$ 10.67	$ 10.33	$ 10.69	$ 10.80	$ 10.35	$ 10.71

Total Return

Total investment return based on net asset value(d)	4.20%	(.77	)%‡	1.01%	6.89%	(2.04)%	1.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$318,175	$306,620	$274,366	$226,408	$253,402	$288,565

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.20	%^	1.14%	.86%	.82%	.68%	.61%

Expenses, before waivers/reimbursements(e)	1.32	%^	1.28%	1.04%	1.03%	.87%	.77%

Net investment income(b)	1.30	%^	2.66%	2.10%	1.86%	.98%	1.75%

Portfolio turnover rate**	21%	36%	42%	41%	51%	77%

See footnote summary on page 92.

abfunds.com	AB BOND INFLATION STRATEGY | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.32	$ 10.69	$ 10.79	$ 10.35	$ 10.71	$ 10.75

Income From Investment Operations

Net investment income(a)(b)	.07	.29	.24	.20	.11	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	(.37)	(.11)	.51	(.32)	(.03)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.43	(.08)	.13	.71	(.21)	.17

Less: Dividends

Dividends from net investment income	(.09)	(.29)	(.23)	(.27)	(.15)	(.21)

Net asset value, end of period	$ 10.66	$ 10.32	$ 10.69	$ 10.79	$ 10.35	$ 10.71

Total Return

Total investment return based on net asset value(d)	4.15%	(.77)%	1.21%	6.92%	(1.95)%	1.55%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$52,166	$50,705	$54,118	$37,207	$40,897	$47,314

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.10	%^	1.03%	.76%	.72%	.58%	.51%

Expenses, before waivers/reimbursements(e)	1.22	%^	1.17%	.94%	.93%	.77%	.67%

Net investment income(b)	1.43	%^	2.78%	2.24%	1.93%	1.09%	1.87%

Portfolio turnover rate**	21%	36%	42%	41%	51%	77%

See footnote summary on page 92.

90 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,	December 11, 2014(f) to October 31, 2015
2018	2017	2016

Net asset value, beginning of period	$ 10.35	$ 10.72	$ 10.82	$ 10.38	$ 10.62

Income From Investment Operations

Net investment income(a)(b)	.08	.28	.24	.25	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	(.36)	(.11)	.46	(.28)

Contributions from Affiliates	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.44	(.08)	.13	.71	(.09)

Less: Dividends

Dividends from net investment income	(.09)	(.29)	(.23)	(.27)	(.15)

Net asset value, end of period	$ 10.70	$ 10.35	$ 10.72	$ 10.82	$ 10.38

Total Return

Total investment return based on net asset value(d)	4.24%	(.77)%	1.19%	6.89%	(.86)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$30,844	$26,142	$16,019	$11,576	$3,821

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.09	%^	1.06%	.76%	.73%	.61	%^

Expenses, before waivers/reimbursements(e)	1.22	%^	1.21%	.94%	.95%	.84	%^

Net investment income(b)	1.50	%^	2.69%	2.22%	2.40%	2.09	%^

Portfolio turnover rate**	21%	36%	42%	41%	51%

See footnote summary on page 92.

abfunds.com	AB BOND INFLATION STRATEGY | 91

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018	2017	2016	2015	2014

Class A
Net of waivers/reimbursements	.75	%^	.75%	.75%	.76%	.80%	.79%
Before waivers/reimbursements	.99	%^	1.01%	1.07%	1.20%	1.28%	1.13%
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.48%
Before waivers/reimbursements	1.74	%^	1.76%	1.82%	1.94%	1.99%	1.84%
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.49%
Before waivers/reimbursements	.74	%^	.76%	.83%	.93%	.98%	.84%
Class R
Net of waivers/reimbursements	1.00	%^	1.00%	1.00%	1.00%	1.00%	.99%
Before waivers/reimbursements	1.34	%^	1.36%	1.38%	1.47%	1.44%	1.38%
Class K
Net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.75%	.74%
Before waivers/reimbursements	1.03	%^	1.05%	1.10%	1.13%	1.09%	1.05%
Class I
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.49%
Before waivers/reimbursements	.72	%^	.73%	.72%	.81%	.69%	.67%
Class 1
Net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.59%
Before waivers/reimbursements	.72	%^	.74%	.77%	.81%	.79%	.74%
Class 2
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.49%
Before waivers/reimbursements	.62	%^	.64%	.67%	.71%	.69%	.64%
Class Z(g)
Net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%^	N/A
Before waivers/reimbursements	.63	%^	.65%	.68%	.72%	.73%^	N/A

(f)	Commencement of distributions.

(g)	Commenced distribution on December 11, 2014.

**	The Fund accounts for dollar roll transactions as purchases and sales.

‡

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

92 | AB BOND INFLATION STRATEGY	abfunds.com

RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of AB Bond Fund, Inc. (the “Company”)—AB Bond Inflation Strategy (the “Fund”) was held on October 11, 2018 and adjourned until November 14, 2018. A description of each proposal and the number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Authority Withheld:
Michael J. Downey	552,116,673	8,282,940
William H. Foulk, Jr.*	551,877,052	8,522,561
Nancy P. Jacklin	552,933,422	7,466,191
Robert M. Keith	552,821,117	7,578,496
Carol C. McMullen	553,112,515	7,287,098
Gary L. Moody	552,308,024	8,091,589
Marshall C. Turner, Jr.	552,161,346	8,238,266
Earl D. Weiner	551,845,466	8,554,147

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker-Non Votes
22,941,658	183,780	726,231	7,484,644

*	Mr. Foulk retired on December 31, 2018.

abfunds.com	AB BOND INFLATION STRATEGY | 93

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Janaki Rao(2), Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Messrs. Canter, Keegan, Rao and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

94 | AB BOND INFLATION STRATEGY	abfunds.com

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB Bond Inflation Strategy (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider

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(the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

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independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical,

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accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2016. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2017 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows;

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(ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the

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Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB BOND INFLATION STRATEGY | 107

NOTES

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AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0152-0419

APR    04.30.19

SEMI-ANNUAL REPORT

AB INCOME FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

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Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

June 14, 2019

This report provides management’s discussion of fund performance for AB Income Fund for the semi-annual reporting period ended April 30, 2019.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2019 (unaudited)

	6 Months	12 Months

AB INCOME FUND

Class A Shares	5.79%	4.64%

Class C Shares	5.39%	3.86%

Advisor Class Shares[1]	5.91%	5.04%

Bloomberg Barclays US Aggregate Bond Index	5.49%	5.29%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2019.

During the six-month period, Advisor Class and Class A shares outperformed the benchmark, while Class C underperformed, before sales charges. Sector allocation contributed, relative to the benchmark, as an overweight in high-yield corporates more than offset losses from an underweight to investment-grade corporates. Country allocation (a result of bottom-up security analysis combined with fundamental research) was positive, helped most by exposure to the eurozone. Yield-curve positioning benefitted performance further, as did the Fund’s longer-than-benchmark duration exposure, given that interest rates fell across the spectrum. Security selection detracted as negative returns from selection in agency mortgages outweighed gains from selection within commercial mortgage-backed securities (“CMBS”). Currency selection also detracted, mainly due to positions in the New Zealand dollar and South Korean won, though a long position in the Indian rupee contributed.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. Security selection detracted as losses within agency mortgages, high-yield corporates and asset-backed securities outweighed gains from selection within CMBS. Currency investments were also negative, the result of losses from long positions in the Argentine

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peso, euro, Norwegian krone and South Korean won. Sector allocation contributed, helped most by an overweight to non-investment-grade corporates. Yield-curve positioning also added to returns, while country allocation did not have a significant impact on returns in the period.

During both periods, the Fund utilized derivatives in the form of futures and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Purchased and written exchange-traded fund options and index options were used in an effort to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) through different strategies, including but not limited to relative value, put spreads and call spreads. Written swaptions were used as hedging tools against other active equity-like risks in the Fund, as well as to take active risk through high-yield exposure. Credit default swaps, both single name and index, were used to create synthetic exposure in investment-grade and high-yield credit risk. Interest rate swaps were used to hedge duration risk. Total return swaps were used to create synthetic high-yield exposure in the Fund. Variance swaps were used to add alpha to the Fund by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets generally performed well over the six-month period ended April 30, 2019. Worries over a global trade war, geopolitical uncertainty and tighter monetary policy gave way to risk-on sentiment following a dovish pivot from the US Federal Reserve (the “Fed”), trade-talk progress and Chinese policy stimulus. Global high yield and investment-grade securities performed in line, outpacing the positive returns of developed-market treasuries. Emerging-market debt sectors rallied strongly, a function of positive idiosyncratic developments and a more favorable macro backdrop, particularly the more patient Fed.

The Fed increased interest rates quarterly in 2018 and began to formally reduce its balance sheet, as widely expected, before surprising markets with a dovish pivot in 2019. Markets around the globe reacted positively to the Fed’s tightening pause. Although the European Central Bank (“ECB”) formally ended its bond-buying program, the bank also turned more dovish in 2019, pointing to a continent-wide slowdown in economic growth. ECB officials announced a new series of targeted longer-term refinancing operations and pushed out any rate hikes until at least 2020. Central banks in Canada and Australia grew more dovish as well, ruling out interest-rate hikes for the remainder of the year, while the Bank of Japan echoed the sentiment by adjusting forward guidance to indicate that interest rates would remain low until at least 2020.

The Fund’s Senior Investment Management Team (the “Team”) continues to pursue high income, while preserving capital by investing primarily in government bonds from both US and non-US issuers as well as corporate bonds,

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with scope to invest a select amount in below investment-grade bonds. The Team manages the Fund with a core fixed-income strategy through a global, multi-sector approach that seeks an attractive risk/return profile.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (often referred to as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon

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DISCLOSURES AND RISKS (continued)

reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the

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DISCLOSURES AND RISKS (continued)

Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016 shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			4.21%

1 Year	4.64%	0.23%

Since Inception[2]	3.71%	2.25%

CLASS C SHARES			3.65%

1 Year	3.86%	2.86%

Since Inception[2]	2.97%	2.97%

ADVISOR CLASS SHARES[3]			4.66%

1 Year	5.04%	5.04%

5 Years	4.03%	4.03%

10 Years	6.85%	6.85%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.16%, 1.92% and 0.91% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.77%, 1.52% and 0.52% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2020. Any fees waived and expense borne by the Adviser through April 22, 2018 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2019.

2	Inception date: 4/21/2016.

3

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.83%

Since Inception[1]	2.13%

CLASS C SHARES

1 Year	1.86%

Since Inception[1]	2.89%

ADVISOR CLASS SHARES[2]

1 Year	3.88%

5 Years	4.14%

10 Years	7.13%

1	Inception date: 4/21/2016.

2

Performance returns of Advisor Class shares for the periods prior to April 21, 2016 are based on the NAV per share of the Predecessor Fund. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,057.90	$3.93	0.77%	$3.98	0.78%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%	$3.91	0.78%
Class C
Actual	$1,000	$1,053.90	$7.74	1.52%	$7.74	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%	$7.60	1.52%
Advisor Class
Actual	$1,000	$1,059.10	$2.65	0.52%	$2.65	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%	$2.61	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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EXPENSE EXAMPLE (continued)

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

April 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,690.5

1

All data are as of April 30, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.9% or less in the following types: Commercial Mortgage-Backed Securities, Common Stocks, Governments–Sovereign Bonds, Inflation-Linked Securities, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Preferred Stocks, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

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PORTFOLIO SUMMARY (continued)

April 30, 2019 (unaudited)

1

All data are as of April 30, 2019. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following countries: Angola, Argentina, Australia, Bahamas, Bahrain, Chile, China, Colombia, Costa Rica, Denmark, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Germany, Ghana, Honduras, India, Ireland, Ivory Coast, Jamaica, Jersey (Channel Islands), Kazakhstan, Kenya, Lebanon, Luxembourg, Nigeria, Norway, Oman, Panama, Peru, Qatar, Russia, Senegal, Sri Lanka, Sweden, Switzerland, Turkey, Uruguay, Virgin Islands (BVI) and Zambia.

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PORTFOLIO OF INVESTMENTS

April 30, 2019 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 43.6%
Indonesia – 1.9%
Indonesia Treasury Bond Series FR53 8.25%, 7/15/21	IDR	125,455,000	$9,032,760
Series FR56 8.375%, 9/15/26		40,319,000	2,919,152
Series FR70 8.375%, 3/15/24		24,192,000	1,769,236
Series FR77 8.125%, 5/15/24		369,137,000	26,746,242
Series FR78 8.25%, 5/15/29		136,350,000	9,852,460

			50,319,850

Italy – 0.9%
Italy Buoni Poliennali Del Tesoro 4.50%, 5/01/23	EUR	20,300	25,583,132

Malaysia – 0.6%
Malaysia Government Bond Series 3/04 5.734%, 7/30/19	MYR	55,010	13,380,981
Series 414 3.654%, 10/31/19		15,620	3,783,943

			17,164,924

Mexico – 0.6%
Mexican Bonos Series M 8.00%, 12/07/23	MXN	178,767	9,416,626
Series M 20 7.50%, 6/03/27		157,215	7,963,460

			17,380,086

Russia – 0.4%
Russian Federal Bond – OFZ Series 6217 7.50%, 8/18/21	RUB	670,156	10,350,396

United States – 39.1%
U.S. Treasury Bonds 5.50%, 8/15/28	U.S.$	144,400	180,139,000
6.375%, 8/15/27		31,644	40,870,204
U.S. Treasury Notes 1.375%, 4/30/21		20,435	20,077,191
1.625%, 8/15/22-10/31/23		291,286	285,205,799
1.75%, 11/30/21(a)(b)		155,061	153,122,639

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

2.00%, 1/15/21-11/15/21	U.S.$	106,085	$105,506,537
2.125%, 7/31/24(b)		147,044	145,757,662
2.25%, 11/15/25(c)		16,500	16,365,937
2.75%, 9/15/21		37,500	37,933,594
2.875%, 9/30/23		65,000	66,625,000

			1,051,603,563

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(d)	UYU	37,222	908,640
9.875%, 6/20/22(d)		20,752	589,917

			1,498,557

Total Governments – Treasuries (cost $1,153,227,762)			1,173,900,508

MORTGAGE PASS-THROUGHS – 22.3%
Agency Fixed Rate 30-Year – 22.3%
Federal National Mortgage Association Series 1998 8.00%, 6/01/28	U.S.$	8	8,492
Series 1999 7.50%, 11/01/29		14	15,375
Series 2018 4.00%, 5/01/49, TBA		92,100	94,510,432
4.50%, 5/01/49, TBA		208,000	216,401,245
Series 2019 5.00%, 5/01/49, TBA		215,873	227,509,553
5.50%, 5/01/49, TBA		58,488	62,444,595

Total Mortgage Pass-Throughs (cost $600,747,572)			600,889,692

CORPORATES – NON-INVESTMENT GRADE – 13.2%
Industrial – 9.9%
Basic – 1.0%
Alcoa Nederland Holding BV 6.125%, 5/15/28(d)		510	529,859
Constellium NV 4.25%, 2/15/26(d)	EUR	2,060	2,382,885
5.75%, 5/15/24(d)	U.S.$	3,680	3,767,842
Eldorado Gold Corp. 6.125%, 12/15/20(d)		2,023	2,012,885
ERP Iron Ore, LLC 9.039%, 12/31/19(e)(f)(g)(h)(i)(j)		166	165,779
Freeport-McMoRan, Inc. 5.45%, 3/15/43		1,908	1,721,855

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INEOS Group Holdings SA 5.375%, 8/01/24(d)(k)	EUR	3,215	$3,706,155
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(d)	U.S.$	2,275	2,412,524
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(e)(f)(l)(m)		1,407	14
Peabody Energy Corp. 6.00%, 3/31/22(d)		2,305	2,339,805
Sealed Air Corp. 6.875%, 7/15/33(d)		2,246	2,445,063
SPCM SA 4.875%, 9/15/25(d)		913	890,650
Starfruit Finco BV/Starfruit US Holdco LLC 6.50%, 10/01/26(d)	EUR	2,515	2,899,668
8.00%, 10/01/26(d)	U.S.$	447	458,859
United States Steel Corp. 6.25%, 3/15/26		715	641,105
6.875%, 8/15/25		915	861,326

			27,236,274

Capital Goods – 0.7%
Bombardier, Inc. 7.875%, 4/15/27(d)		1,946	1,959,797
BWAY Holding Co. 4.75%, 4/15/24(d)	EUR	3,475	4,000,380
Cleaver-Brooks, Inc. 7.875%, 3/01/23(d)	U.S.$	551	538,972
Colfax Corp. 6.00%, 2/15/24(d)		338	351,195
6.375%, 2/15/26(d)		361	382,664
Crown European Holdings SA 2.875%, 2/01/26(d)	EUR	1,075	1,261,557
GFL Environmental, Inc. 5.375%, 3/01/23(d)	U.S.$	118	114,741
7.00%, 6/01/26(d)		720	698,897
OI European Group BV 3.125%, 11/15/24(d)	EUR	3,140	3,747,187
TransDigm, Inc. 6.25%, 3/15/26(d)	U.S.$	1,033	1,075,777
6.375%, 6/15/26		847	849,117
6.50%, 7/15/24		1,489	1,510,427
Triumph Group, Inc. 7.75%, 8/15/25		1,305	1,305,000

			17,795,711

Communications - Media – 0.6%
Altice Financing SA 7.50%, 5/15/26(d)		2,600	2,631,200

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Altice Luxembourg SA 7.75%, 5/15/22(d)	U.S.$	2,047	$2,084,747
CSC Holdings LLC 6.50%, 2/01/29(d)		692	743,035
7.50%, 4/01/28(d)		1,631	1,777,888
iHeartCommunications, Inc. 9.00%, 12/15/19(e)(f)(g)		1,347	998,369
Meredith Corp. 6.875%, 2/01/26		798	830,766
Radiate Holdco LLC/Radiate Finance, Inc. 6.875%, 2/15/23(d)		1,031	1,033,846
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(d)	GBP	3,270	4,402,663
Ziggo Bond Co. BV 6.00%, 1/15/27(d)	U.S.$	3,000	2,948,220

			17,450,734

Communications - Telecommunications – 0.5%
Altice France SA/France 6.25%, 5/15/24(d)		312	319,535
7.375%, 5/01/26(d)		1,954	1,982,939
C&W Senior Financing DAC 6.875%, 9/15/27(d)		1,247	1,251,127
7.50%, 10/15/26(d)		1,108	1,148,531
DKT Finance ApS 7.00%, 6/17/23(d)	EUR	2,647	3,221,231
Embarq Corp. 7.995%, 6/01/36	U.S.$	2,342	2,308,486
Frontier Communications Corp. 7.125%, 1/15/23		448	279,431
8.75%, 4/15/22		919	639,651
Hughes Satellite Systems Corp. 6.625%, 8/01/26		810	819,088
Intelsat Jackson Holdings SA 8.50%, 10/15/24(d)		1,000	990,010
Sprint Capital Corp. 6.875%, 11/15/28		490	468,803

			13,428,832

Consumer Cyclical - Automotive – 0.4%
Allison Transmission, Inc. 5.875%, 6/01/29(d)		1,026	1,057,314
BCD Acquisition, Inc. 9.625%, 9/15/23(d)		1,714	1,819,994
Exide Technologies 7.00%, 4/30/25(e)(i)(j)(m)(n)		3,082	1,235,867
11.00%, 4/30/22(e)(m)(o)		3,440	2,717,705

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(d)	EUR	360	$414,505
6.25%, 5/15/26(d)	U.S.$	151	157,809
8.50%, 5/15/27(d)		1,237	1,278,031
Tenneco, Inc. 5.00%, 7/15/26		2,680	2,184,950
Truck Hero, Inc. 8.50%, 4/21/24(d)		933	939,997

			11,806,172

Consumer Cyclical - Entertainment – 0.4%
CPUK Finance Ltd. 4.875%, 8/28/25(d)	GBP	7,385	9,720,179

Consumer Cyclical - Other – 0.6%
Beazer Homes USA, Inc. 5.875%, 10/15/27	U.S.$	1,121	1,012,521
Cirsa Finance International SARL 6.25%, 12/20/23(d)	EUR	671	799,473
Cooperativa Muratori & Cementisti-CMC di Ravenna SC 6.00%, 2/15/23(d)(f)(g)		201	11,299
International Game Technology PLC 6.25%, 1/15/27(d)	U.S.$	735	771,647
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		355	323,050
10.00%, 7/15/22(d)		3,302	2,905,628
10.50%, 7/15/24(d)		592	480,094
Marriott Ownership Resorts, Inc./ILG LLC 6.50%, 9/15/26(d)		2,036	2,138,635
MGM Resorts International 5.50%, 4/15/27		1,301	1,340,993
Shea Homes LP/Shea Homes Funding Corp. 6.125%, 4/01/25(d)		1,901	1,872,580
Stars Group Holdings BV/Stars Group US Co-Borrower LLC 7.00%, 7/15/26(d)		2,138	2,241,180
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(d)		688	677,708
Wyndham Hotels & Resorts, Inc. 5.375%, 4/15/26(d)		1,335	1,361,259

			15,936,067

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.3%
IRB Holding Corp. 6.75%, 2/15/26(d)	U.S.$	1,031	$1,023,319
Stonegate Pub Co. Financing PLC 4.875%, 3/15/22(d)	GBP	4,556	6,043,092

			7,066,411

Consumer Cyclical - Retailers – 0.2%
FirstCash, Inc. 5.375%, 6/01/24(d)	U.S.$	271	277,114
L Brands, Inc. 6.875%, 11/01/35		1,583	1,409,978
PetSmart, Inc. 7.125%, 3/15/23(d)		1,842	1,636,451
Staples, Inc. 7.50%, 4/15/26(d)		2,598	2,600,494

			5,924,037

Consumer Non-Cyclical – 0.9%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(d)		1,414	1,300,739
Aveta, Inc. 7.00%, 4/01/49(e)(f)(h)(i)		1,985	– 0	–
10.50%, 3/01/21(e)(f)(h)(i)		720	– 0	–
Bausch Health Cos., Inc. 4.50%, 5/15/23(d)	EUR	1,800	2,039,332
6.125%, 4/15/25(d)	U.S.$	892	902,240
CHS/Community Health Systems, Inc. 6.25%, 3/31/23		1,444	1,405,878
8.125%, 6/30/24(d)		162	120,704
Grifols SA 3.20%, 5/01/25(d)	EUR	5,083	5,833,418
Hadrian Merger Sub, Inc. 8.50%, 5/01/26(d)	U.S.$	1,966	1,861,507
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(d)		803	577,542
5.625%, 10/15/23(d)		107	84,302
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/26(d)		2,540	2,657,958
Spectrum Brands, Inc. 5.75%, 7/15/25		2,476	2,538,024
Sunshine Mid BV 6.50%, 5/15/26(d)	EUR	2,077	2,403,202
Tenet Healthcare Corp. 8.125%, 4/01/22	U.S.$	1,359	1,451,235

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vizient, Inc. 6.25%, 5/15/27(d)	U.S.$	561	$580,035

			23,756,116

Energy – 2.5%
Berry Petroleum Co. LLC 6.375%, 9/15/22(e)(f)(h)(i)		1,904	– 0	–
Bruin E&P Partners LLC 8.875%, 8/01/23(d)		2,730	2,590,360
California Resources Corp. 8.00%, 12/15/22(d)(k)		2,860	2,177,833
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23(k)		2,570	2,500,661
Chesapeake Energy Corp. 7.00%, 10/01/24		2,645	2,618,206
Denbury Resources, Inc. 7.50%, 2/15/24(d)		2,108	1,947,644
9.25%, 3/31/22(d)		871	884,413
Diamond Offshore Drilling, Inc. 7.875%, 8/15/25		2,642	2,584,008
Ensco Rowan PLC 4.50%, 10/01/24		2,880	2,302,560
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75%, 9/01/22		492	109,244
9.375%, 5/01/24(d)		1,384	501,506
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 5/15/26		2,466	2,441,167
6.50%, 10/01/25		237	238,107
Gulfport Energy Corp. 6.00%, 10/15/24		280	245,431
6.375%, 5/15/25-1/15/26		2,994	2,613,870
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(d)		2,739	2,806,051
HighPoint Operating Corp. 7.00%, 10/15/22		807	785,146
Indigo Natural Resources LLC 6.875%, 2/15/26(d)		2,570	2,386,374
Nabors Industries, Inc. 5.00%, 9/15/20		635	643,344
5.50%, 1/15/23		845	809,789
Nine Energy Service, Inc. 8.75%, 11/01/23(d)		1,313	1,355,121
Noble Holding International Ltd. 7.75%, 1/15/24		279	253,193

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Parkland Fuel Corp. 6.00%, 4/01/26(d)	U.S.$	2,841	$2,900,320
PDC Energy, Inc. 5.75%, 5/15/26		1,075	1,075,849
QEP Resources, Inc. 5.25%, 5/01/23		746	729,976
5.625%, 3/01/26		1,571	1,472,922
Range Resources Corp. 5.00%, 8/15/22-3/15/23		622	611,686
Rowan Cos., Inc. 5.85%, 1/15/44		436	295,216
7.375%, 6/15/25		2,390	2,127,172
Sanchez Energy Corp. 7.25%, 2/15/23(d)(k)		1,876	1,567,736
SandRidge Energy, Inc. 7.50%, 2/15/23(e)(f)(h)(i)		1,259	– 0	–
SemGroup Corp. 6.375%, 3/15/25		2,261	2,170,786
7.25%, 3/15/26		882	858,653
SM Energy Co. 5.625%, 6/01/25		685	645,530
6.625%, 1/15/27		738	700,606
SRC Energy, Inc. 6.25%, 12/01/25		1,330	1,263,700
Sunoco LP/Sunoco Finance Corp. 5.50%, 2/15/26		1,724	1,756,222
5.875%, 3/15/28		1,164	1,193,531
6.00%, 4/15/27(d)		155	160,861
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.875%, 4/15/26		2,627	2,769,856
6.50%, 7/15/27(d)		775	830,467
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(d)		600	633,726
Transocean, Inc. 7.50%, 1/15/26(d)		1,061	1,048,862
9.00%, 7/15/23(d)		2,375	2,540,585
Vantage Drilling International 7.125%, 4/01/23(e)(f)(h)(i)		3,068	– 0	–
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(d)		2,272	1,771,569
Weatherford International LLC 9.875%, 3/01/25		756	531,491
Weatherford International Ltd. 5.875%, 7/01/21(n)		338	253,705
7.75%, 6/15/21(k)		650	571,760

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

9.875%, 2/15/24	U.S.$	1,189	$843,132
Whiting Petroleum Corp. 5.75%, 3/15/21		749	767,133
6.25%, 4/01/23		732	751,010
6.625%, 1/15/26		775	773,714

			66,411,804

Other Industrial – 0.5%
Algeco Global Finance PLC 8.00%, 2/15/23(d)		2,258	2,315,669
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		1,100	1,111,935
Laureate Education, Inc. 8.25%, 5/01/25(d)		992	1,076,697
Travis Perkins PLC 4.50%, 9/07/23(d)	GBP	5,979	8,035,896

			12,540,197

Services – 0.4%
APX Group, Inc. 7.875%, 12/01/22	U.S.$	1,855	1,858,469
8.75%, 12/01/20		569	560,869
Arena Luxembourg Finance SARL 2.875%, 11/01/24(d)	EUR	3,743	4,325,775
Carlson Travel, Inc. 6.75%, 12/15/23(d)	U.S.$	910	920,838
eDreams ODIGEO SA 5.50%, 9/01/23(d)	EUR	1,327	1,513,621
GEO Group, Inc. (The) 5.875%, 1/15/22	U.S.$	760	749,482
Monitronics International, Inc. 9.125%, 4/01/20(f)(g)(p)		1,835	73,400
Refinitiv US Holdings, Inc. 8.25%, 11/15/26(d)		348	353,150
Team Health Holdings, Inc. 6.375%, 2/01/25(d)		692	588,892

			10,944,496

Technology – 0.3%
Amkor Technology, Inc. 6.625%, 9/15/27(d)		2,469	2,519,442
Banff Merger Sub, Inc. 9.75%, 9/01/26(d)		2,054	2,060,121
CommScope, Inc. 5.50%, 3/01/24(d)		424	442,168
6.00%, 3/01/26(d)		589	623,987
8.25%, 3/01/27(d)		1,105	1,196,162

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IQVIA, Inc. 3.25%, 3/15/25(d)	EUR	1,060	$1,211,664
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 2/01/23(d)	U.S.$	1,257	1,224,318
Xerox Corp. 4.125%, 3/15/23		27	26,741

			9,304,603

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(d)		955	947,733
Europcar Mobility Group 4.125%, 11/15/24(d)	EUR	1,936	2,239,775
Heathrow Finance PLC 3.875%, 3/01/27(d)	GBP	3,945	4,973,182
Hertz Corp. (The) 5.50%, 10/15/24(d)	U.S.$	1,478	1,263,660
Loxam SAS 6.00%, 4/15/25(d)	EUR	3,170	3,763,647
United Rentals North America, Inc. 6.50%, 12/15/26	U.S.$	1,154	1,235,184
XPO Logistics, Inc. 6.75%, 8/15/24(d)		1,670	1,727,732

			16,150,913

			265,472,546

Financial Institutions – 3.0%
Banking – 1.8%
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22-9/24/23(d)(q)	EUR	6,400	7,320,295
8.875%, 4/14/21(d)(q)		1,600	1,998,925
Banco Santander SA 6.25%, 9/11/21(d)(q)		2,200	2,584,334
6.75%, 4/25/22(d)(q)		1,500	1,842,229
Barclays PLC 7.25%, 3/15/23(d)(q)	GBP	1,350	1,857,645
8.00%, 12/15/20(q)	EUR	1,005	1,224,926
8.00%, 6/15/24(q)	U.S.$	1,196	1,258,694
Citigroup, Inc. 5.95%, 1/30/23(q)		2,055	2,136,029
Series O 5.875%, 3/27/20(q)		524	531,341
Series Q 5.95%, 8/15/20(q)		927	945,976
Citizens Financial Group, Inc. Series A 5.50%, 4/06/20(q)		222	224,502

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Suisse Group AG 6.25%, 12/18/24(d)(q)	U.S.$	640	$653,084
7.50%, 7/17/23-12/11/23(d)(q)		3,638	3,845,940
Danske Bank A/S 5.875%, 4/06/22(d)(q)	EUR	3,302	3,828,519
6.125%, 3/28/24(d)(q)	U.S.$	540	506,239
Goldman Sachs Group, Inc. (The) Series L 5.70%, 5/31/19(q)		74	74,232
Series M 5.375%, 5/10/20(q)		738	749,764
HSBC Finance Corp. 6.676%, 1/15/21(e)		2,765	2,898,467
Morgan Stanley Series J 5.55%, 7/15/20(q)		847	864,635
Societe Generale SA 7.375%, 9/13/21(d)(q)		270	280,789
8.00%, 9/29/25(d)(q)		1,730	1,876,514
Standard Chartered PLC 4.093% (LIBOR 3 Month + 1.51%), 1/30/27(d)(q)(r)		7,000	5,868,730
7.50%, 4/02/22(d)(q)		1,278	1,347,890
7.75%, 4/02/23(d)(q)		265	282,368
UniCredit SpA 9.25%, 6/03/22(d)(q)	EUR	2,700	3,390,266

			48,392,333

Brokerage – 0.0%
LPL Holdings, Inc. 5.75%, 9/15/25(d)	U.S.$	1,094	1,114,458

Finance – 0.3%
Compass Group Diversified Holdings LLC 8.00%, 5/01/26(d)		2,095	2,194,429
Enova International, Inc. 8.50%, 9/01/24(d)		3,178	3,073,539
goeasy Ltd. 7.875%, 11/01/22(d)		844	886,698
Lincoln Financing SARL 3.625%, 4/01/24(d)	EUR	759	874,807
Navient Corp. 6.50%, 6/15/22	U.S.$	2,067	2,176,882

			9,206,355

Insurance – 0.2%
ASR Nederland NV 4.625%, 10/19/27(d)(q)	EUR	1,040	1,135,238

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Polaris Intermediate Corp. 8.50% (8.50% Cash or 9.25% PIK), 12/01/22(d)(j)	U.S.$	2,692	$2,688,262
WellCare Health Plans, Inc. 5.375%, 8/15/26(d)		1,670	1,746,620

			5,570,120

Other Finance – 0.4%
Intrum AB 2.75%, 7/15/22(d)(k)	EUR	2,005	2,231,943
LHC3 PLC 4.125% (4.125% Cash or 4.875% PIK), 8/15/24(d)(j)		4,234	4,840,082
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/01/25(d)	U.S.$	2,353	2,405,566

			9,477,591

REITS – 0.3%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 5.75%, 5/15/26(d)		2,404	2,437,295
Forestar Group, Inc. 8.00%, 4/15/24(d)		1,470	1,512,410
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(d)		1,112	1,169,123
Realogy Group LLC/Realogy Co-Issuer Corp. 9.375%, 4/01/27(d)		2,479	2,575,012

			7,693,840

			81,454,697

Utility – 0.3%
Electric – 0.2%
Calpine Corp. 5.375%, 1/15/23		624	627,988
5.50%, 2/01/24		1,308	1,301,813
5.75%, 1/15/25		520	514,727
Talen Energy Supply LLC 4.60%, 12/15/21		16	15,552
6.50%, 6/01/25		540	473,823
10.50%, 1/15/26(d)		1,681	1,752,443

			4,686,346

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.1%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23	U.S.$	2,090	$2,174,979

			6,861,325

Total Corporates – Non-Investment Grade (cost $368,772,902)			353,788,568

COLLATERALIZED MORTGAGE OBLIGATIONS – 11.4%
Risk Share Floating Rate – 9.3%
Bellemeade Re Ltd. Series 2017-1, Class M1 4.177% (LIBOR 1 Month + 1.70%), 10/25/27(d)(r)		3,225	3,240,125
Series 2018-2A, Class M1B 3.827% (LIBOR 1 Month + 1.35%), 8/25/28(d)(r)		4,545	4,534,735
Series 2018-3A, Class M1B 4.327% (LIBOR 1 Month + 1.85%), 10/25/27(d)(r)		1,730	1,739,266
Series 2019-1A, Class M2 5.184% (LIBOR 1 Month + 2.70%), 3/25/29(d)(r)		1,340	1,343,984
Series 2019-2A, Class M1C 4.48% (LIBOR 1 Month + 2.00%), 4/25/29(d)(r)		9,029	9,031,145
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.877% (LIBOR 1 Month + 2.40%), 4/25/31(d)(r)		3,351	3,418,628
Series 2019-R01, Class 2M2 4.927% (LIBOR 1 Month + 2.45%), 7/25/31(d)(r)		13,833	14,101,050
Series 2019-R02, Class 1M2 4.777% (LIBOR 1 Month + 2.30%), 8/25/31(d)(r)		13,672	13,913,054
Series 2019-R03, Class 1M2 4.627% (LIBOR 1 Month + 2.15%), 9/25/31(d)(r)		5,184	5,241,943
Eagle RE Ltd. Series 2018-1, Class M1 4.177% (LIBOR 1 Month + 1.70%), 11/25/28(d)(r)		1,491	1,491,192

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Series 2019-DNA1, Class M2 5.127% (LIBOR 1 Month + 2.65%), 1/25/49(d)(r)	U.S.$	241	$248,405
Series 2019-HQA1, Class M2 4.827% (LIBOR 1 Month + 2.35%), 2/25/49(d)(r)		2,615	2,657,797
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.627% (LIBOR 1 Month + 7.15%), 7/25/23(r)		3,077	3,589,375
Series 2013-DN2, Class M2 6.727% (LIBOR 1 Month + 4.25%), 11/25/23(r)		4,904	5,352,130
Series 2014-DN1, Class M3 6.977% (LIBOR 1 Month + 4.50%), 2/25/24(r)		4,455	4,990,455
Series 2014-DN2, Class M3 6.077% (LIBOR 1 Month + 3.60%), 4/25/24(r)		4,170	4,488,154
Series 2014-DN3, Class M3 6.477% (LIBOR 1 Month + 4.00%), 8/25/24(r)		3,856	4,154,661
Series 2014-DN4, Class M3 7.027% (LIBOR 1 Month + 4.55%), 10/25/24(r)		493	540,119
Series 2014-HQ2, Class M3 6.227% (LIBOR 1 Month + 3.75%), 9/25/24(r)		1,010	1,122,972
Series 2015-DN1, Class B 13.977% (LIBOR 1 Month + 11.50%), 1/25/25(r)		2,588	3,652,630
Series 2015-DNA2, Class B 10.027% (LIBOR 1 Month + 7.55%), 12/25/27(r)		1,493	1,808,584
Series 2015-DNA2, Class M2 5.077% (LIBOR 1 Month + 2.60%), 12/25/27(r)		1,264	1,277,991
Series 2015-HQA1, Class B 11.277% (LIBOR 1 Month + 8.80%), 3/25/28(r)		1,581	1,951,841
Series 2016-DNA2, Class M3 7.127% (LIBOR 1 Month + 4.65%), 10/25/28(r)		6,600	7,345,576

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-DNA4, Class M3 6.277% (LIBOR 1 Month + 3.80%), 3/25/29(r)	U.S.$	5,307	$5,788,079
Series 2017-DNA1, Class M2 5.727% (LIBOR 1 Month + 3.25%), 7/25/29(r)		2,600	2,782,212
Series 2017-DNA2, Class B1 7.627% (LIBOR 1 Month + 5.15%), 10/25/29(r)		3,650	4,162,125
Series 2017-DNA2, Class M2 5.927% (LIBOR 1 Month + 3.45%), 10/25/29(r)		1,168	1,263,876
Series 2017-DNA3, Class B1 6.927% (LIBOR 1 Month + 4.45%), 3/25/30(r)		4,550	4,933,879
Series 2017-HQA3, Class M2 4.827% (LIBOR 1 Month + 2.35%), 4/25/30(r)		9,521	9,704,313
Series 2018-HQA1, Class M2 4.777% (LIBOR 1 Month + 2.30%), 9/25/30(r)		3,579	3,611,011
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 6.877% (LIBOR 1 Month + 4.40%), 1/25/24(r)		11,046	12,314,528
Series 2014-C02, Class 1M2 5.077% (LIBOR 1 Month + 2.60%), 5/25/24(r)		3,976	4,169,273
Series 2014-C03, Class 1M2 5.477% (LIBOR 1 Month + 3.00%), 7/25/24(r)		11,678	12,479,346
Series 2014-C04, Class 1M2 7.377% (LIBOR 1 Month + 4.90%), 11/25/24(r)		8,057	9,062,577
Series 2014-C04, Class 2M2 7.477% (LIBOR 1 Month + 5.00%), 11/25/24(r)		1,524	1,695,231
Series 2015-C01, Class 1M2 6.777% (LIBOR 1 Month + 4.30%), 2/25/25(r)		3,003	3,255,450
Series 2015-C02, Class 1M2 6.477% (LIBOR 1 Month + 4.00%), 5/25/25(r)		4,804	5,172,478
Series 2015-C02, Class 2M2 6.477% (LIBOR 1 Month + 4.00%), 5/25/25(r)		1,915	2,037,759

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 1M2 7.477% (LIBOR 1 Month + 5.00%), 7/25/25(r)	U.S.$	4,174	$4,637,383
Series 2015-C03, Class 2M2 7.477% (LIBOR 1 Month + 5.00%), 7/25/25(r)		1,768	1,944,604
Series 2015-C04, Class 1M2 8.177% (LIBOR 1 Month + 5.70%), 4/25/28(r)		2,186	2,488,449
Series 2015-C04, Class 2M2 8.027% (LIBOR 1 Month + 5.55%), 4/25/28(r)		3,224	3,589,452
Series 2016-C01, Class 2M2 9.427% (LIBOR 1 Month + 6.95%), 8/25/28(r)		1,721	1,992,820
Series 2016-C02, Class 1M2 8.477% (LIBOR 1 Month + 6.00%), 9/25/28(r)		3,190	3,626,230
Series 2016-C04, Class 1M2 6.727% (LIBOR 1 Month + 4.25%), 1/25/29(r)		666	730,562
Series 2016-C05, Class 2B 13.227% (LIBOR 1 Month + 10.75%), 1/25/29(r)		2,745	3,600,419
Series 2016-C05, Class 2M2 6.927% (LIBOR 1 Month + 4.45%), 1/25/29(r)		6,961	7,568,787
Series 2016-C07, Class 2B 11.977% (LIBOR 1 Month + 9.50%), 5/25/29(r)		1,190	1,492,803
Series 2017-C01, Class 1B1 8.227% (LIBOR 1 Month + 5.75%), 7/25/29(r)		4,300	5,099,392
Series 2017-C02, Class 2M2 6.127% (LIBOR 1 Month + 3.65%), 9/25/29(r)		709	763,630
Series 2017-C03, Class 1M2 5.477% (LIBOR 1 Month + 3.00%), 10/25/29(r)		211	224,094
Series 2017-C07, Class 1M2 4.877% (LIBOR 1 Month + 2.40%), 5/25/30(r)		430	439,787
Series 2017-C07, Class 2M2 4.977% (LIBOR 1 Month + 2.50%), 5/25/30(r)		2,994	3,053,340

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-C01, Class 1M2 4.727% (LIBOR 1 Month + 2.25%), 7/25/30(r)	U.S.$	3,351	$3,390,592
Series 2018-C02, Class 2M2 4.677% (LIBOR 1 Month + 2.20%), 8/25/30(r)		3,630	3,647,412
Home Re Ltd. Series 2018-1, Class M1 4.077% (LIBOR 1 Month + 1.60%), 10/25/28(d)(r)		2,359	2,356,940
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.727% (LIBOR 1 Month + 4.25%), 11/25/24(m)(r)		1,398	1,518,469
Series 2015-CH1, Class M2 7.977% (LIBOR 1 Month + 5.50%), 10/25/25(m)(r)		2,218	2,491,209
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.484% (LIBOR 1 Month + 2.00%), 3/27/24(m)(r)		3,891	3,891,931
Radnor RE Ltd. Series 2019-1, Class M1B 4.427% (LIBOR 1 Month + 1.95%), 2/25/29(d)(r)		4,187	4,199,186
Stacr Series 2019-HQA2, Class M2 4.824% (LIBOR 1 Month + 2.05%), 4/25/49(d)(r)		2,800	2,800,000
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.727% (LIBOR 1 Month + 5.25%), 11/25/25(m)(r)		813	915,797

			250,131,237

Agency Floating Rate – 1.9%
Federal Home Loan Mortgage Corp. REMICs Series 3119, Class PI 4.727% (7.20% – LIBOR 1 Month), 2/15/36(r)(s)		1,839	368,045
Series 3856, Class KS 4.066% (6.55% – LIBOR 1 Month), 5/15/41(r)(s)		13,103	2,100,422

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 4248, Class SL 3.566% (6.05% – LIBOR 1 Month), 5/15/41(r)(s)	U.S.$	1,165	$168,977
Series 4372, Class JS 3.616% (6.10% – LIBOR 1 Month), 8/15/44(r)(s)		7,038	1,236,784
Series 4735, Class SA 3.727% (6.20% – LIBOR 1 Month), 12/15/47(r)(s)		12,364	2,432,002
Series 4763, Class SB 4.527% (7.00% – LIBOR 1 Month), 3/15/48(r)(s)		24,877	5,515,106
Series 4774, Class BS 3.727% (6.20% – LIBOR 1 Month), 2/15/48(r)(s)		15,022	2,454,769
Series 4774, Class SL 3.727% (6.20% – LIBOR 1 Month), 4/15/48(r)(s)		19,839	3,265,118
Federal National Mortgage Association REMICs Series 2013-4, Class ST 3.673% (6.15% – LIBOR 1 Month), 2/25/43(r)(s)		4,381	789,390
Series 2014-88, Class BS 3.66% (6.15% – LIBOR 1 Month), 1/25/45(r)(s)		4,031	714,521
Series 2015-90, Class SA 3.673% (6.15% – LIBOR 1 Month), 12/25/45(r)(s)		30,152	5,324,364
Series 2016-69, Class DS 3.623% (6.10% – LIBOR 1 Month), 10/25/46(r)(s)		44,682	6,680,977
Series 2017-49, Class SP 3.66% (6.15% – LIBOR 1 Month), 7/25/47(r)(s)		3,599	680,299
Series 2018-32, Class SB 3.723% (6.20% – LIBOR 1 Month), 5/25/48(r)(s)		8,073	1,462,605
Series 2018-44, Class GS 3.723% (6.20% – LIBOR 1 Month), 6/25/48(r)(s)		16,473	2,773,941
Series 2018-45, Class SL 3.71% (6.20% – LIBOR 1 Month), 6/25/48(r)(s)		5,004	978,395
Series 2018-45, Class SM 3.71% (6.20% – LIBOR 1 Month), 6/25/48(r)(s)		19,252	3,572,709

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-57, Class SL 3.723% (6.20% – LIBOR 1 Month), 8/25/48(r)(s)	U.S.$	26,453	$4,287,148
Series 2018-58, Class SA 3.723% (6.20% – LIBOR 1 Month), 8/25/48(r)(s)		9,530	1,635,233
Series 2018-59, Class HS 3.723% (6.20% – LIBOR 1 Month), 8/25/48(r)(s)		26,883	4,177,804

			50,618,609

Non-Agency Fixed Rate – 0.2%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 8/01/36		1,332	1,095,152
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(d)		1,219	941,128
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.641%, 3/25/37		235	230,612
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 4/25/37		811	644,228
Series 2007-HY4, Class 1A1 4.018%, 9/25/47		356	332,965
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(d)		171	132,360
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		562	453,785
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.78%, 12/28/37		1,461	1,441,041

			5,271,271

Agency Fixed Rate – 0.0%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/37(t)		5,612	461,504

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 2.727% (LIBOR 1 Month + 0.25%), 4/25/37(r)	U.S.$	484	$248,700
Lehman XS Trust Series 2007-10H, Class 2AIO 4.499% (7.00% – LIBOR 1 Month), 7/25/37(r)(s)		469	70,551

			319,251

Total Collateralized Mortgage Obligations (cost $296,260,743)			306,801,872

CORPORATES – INVESTMENT GRADE – 10.8%
Financial Institutions – 5.8%
Banking – 3.3%
AIB Group PLC 4.263%, 4/10/25(d)		6,556	6,621,626
4.75%, 10/12/23(d)		1,734	1,795,644
American Express Co. Series C 4.90%, 3/15/20(q)		711	711,192
Australia & New Zealand Banking Group Ltd. 4.50%, 3/19/24(d)		1,819	1,884,629
Banco Santander SA 5.179%, 11/19/25		1,000	1,062,030
Bank of America Corp. Series DD 6.30%, 3/10/26(q)		2,526	2,773,093
Series V 5.125%, 6/17/19(q)		570	570,433
Series Z 6.50%, 10/23/24(q)		68	74,591
Bank of New York Mellon Corp. (The) Series E 4.95%, 6/20/20(q)		844	855,689
Barclays Bank PLC 6.86%, 6/15/32(d)(q)		656	702,091
BNP Paribas SA 6.75%, 3/14/22(d)(q)		1,296	1,341,075
7.625%, 3/30/21(d)(q)		810	854,056
Commonwealth Bank of Australia 4.50%, 12/09/25(d)		5,623	5,824,022

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cooperatieve Rabobank UA 4.625%, 12/01/23	U.S.$	2,250	$2,350,080
11.00%, 6/30/19(d)(q)		1,061	1,073,308
Credit Agricole SA 6.50%, 6/23/21(d)(q)	EUR	3,780	4,584,122
8.125%, 12/23/25(d)(q)	U.S.$	2,233	2,544,102
Danske Bank A/S 5.00%, 1/12/22(d)		478	491,365
5.375%, 1/12/24(d)		972	1,018,014
Discover Bank 3.45%, 7/27/26		500	487,395
HSBC Holdings PLC 4.75%, 7/04/29(d)(q)	EUR	400	459,986
6.00%, 9/29/23(d)(q)		5,127	6,547,975
ING Bank NV 5.80%, 9/25/23(d)	U.S.$	800	866,480
ING Groep NV 6.50%, 4/16/25(q)		6,341	6,401,493
6.875%, 4/16/22(d)(q)		515	536,893
Intesa Sanpaolo SpA 5.017%, 6/26/24(d)		799	770,492
6.50%, 2/24/21(d)		3,000	3,142,860
Series E 3.928%, 9/15/26(d)	EUR	134	158,347
JPMorgan Chase & Co. Series S 6.75%, 2/01/24(q)	U.S.$	2,998	3,317,647
Series V 5.00%, 7/01/19(q)		37	37,027
Series Z 5.30%, 5/01/20(q)		119	121,022
Lloyds Banking Group PLC 4.50%, 11/04/24		4,360	4,472,401
Morgan Stanley Series G 4.35%, 9/08/26		3,000	3,108,660
Nationwide Building Society 4.363%, 8/01/24(d)		1,505	1,544,596
Nordea Bank Abp 6.625%, 3/26/26(d)(q)		8,725	8,963,280
Santander Holdings USA, Inc. 4.40%, 7/13/27		686	695,590
Santander UK PLC 5.00%, 11/07/23(d)		1,428	1,484,377
Swedbank AB 5.50%, 3/17/20(d)(q)		600	593,346
6.00%, 3/17/22(d)(q)		1,800	1,763,532

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Group Funding Switzerland AG 7.125%, 8/10/21(d)(q)	U.S.$	1,863	$1,957,920
UniCredit SpA 4.875%, 2/20/29(d)	EUR	2,970	3,469,730

			88,032,211

Finance – 0.9%
Air Lease Corp. 4.25%, 2/01/24	U.S.$	3,166	3,253,065
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25		7,000	6,881,840
Huarong Finance II Co., Ltd. 5.50%, 1/16/25(d)		4,215	4,478,248
Synchrony Financial 4.25%, 8/15/24		9,761	9,875,204

			24,488,357

Insurance – 1.2%
ACE Capital Trust II 9.70%, 4/01/30		750	1,035,525
Aegon NV 5.50%, 4/11/48		1,870	1,908,653
AIG Life Holdings, Inc. 8.125%, 3/15/46(d)		509	618,883
Assicurazioni Generali SpA 5.50%, 10/27/47(d)	EUR	6,630	8,381,280
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		3,100	4,245,614
CNP Assurances 4.50%, 6/10/47(d)		1,000	1,281,428
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26	U.S.$	5,000	5,907,350
Hartford Financial Services Group, Inc. (The) Series ICON 4.809% (LIBOR 3 Month + 2.13%), 2/12/47(d)(r)		3,275	2,927,391
MetLife, Inc. 6.40%, 12/15/36		2,033	2,248,295
Prudential Financial, Inc. 5.20%, 3/15/44		896	915,076
5.625%, 6/15/43		2,868	3,008,073

			32,477,568

REITS – 0.4%
Hospitality Properties Trust 4.25%, 2/15/21		3,700	3,740,108

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kite Realty Group LP 4.00%, 10/01/26	U.S.$	515	$480,809
Regency Centers LP 3.60%, 2/01/27		1,700	1,702,941
Senior Housing Properties Trust 6.75%, 4/15/20-12/15/21		4,823	4,994,675
STORE Capital Corp. 4.625%, 3/15/29		1,143	1,176,742

			12,095,275

			157,093,411

Industrial – 4.6%
Basic – 0.9%
Anglo American Capital PLC 4.875%, 5/14/25(d)		2,450	2,583,647
ArcelorMittal 4.55%, 3/11/26		2,450	2,541,091
7.00%, 10/15/39		1,180	1,354,168
Glencore Funding LLC 4.125%, 3/12/24(d)		7,218	7,312,051
Gold Fields Orogen Holdings BVI Ltd. 4.875%, 10/07/20(d)		2,230	2,258,321
GTL Trade Finance, Inc. 7.25%, 4/16/44(d)		274	310,134
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 4/29/24(d)		1,243	1,340,283
Minsur SA 6.25%, 2/07/24(d)		285	308,812
Nexa Resources SA 5.375%, 5/04/27(d)		1,300	1,350,245
Rohm & Haas Co. 7.85%, 7/15/29		3,000	3,864,360
Suzano Austria GmbH 5.75%, 7/14/26(d)		1,883	2,005,395

			25,228,507

Capital Goods – 0.1%
General Electric Co. Series D 5.00%, 1/21/21(q)		1,203	1,139,530
Wabtec Corp. 4.40%, 3/15/24		1,451	1,489,741

			2,629,271

Communications - Media – 0.3%
CBS Corp. 4.00%, 1/15/26		3,500	3,564,680

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25	U.S.$	3,650	$3,868,343
Myriad International Holdings BV 5.50%, 7/21/25(d)		683	737,640

			8,170,663

Communications - Telecommunications – 0.7%
AT&T, Inc. 4.35%, 3/01/29		5,900	6,098,830
British Telecommunications PLC 9.625%, 12/15/30		3,600	5,207,328
Qwest Corp. 6.875%, 9/15/33		1,275	1,273,534
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(d)		1,990	2,025,342
5.152%, 3/20/28(d)		1,990	2,045,183
Vodafone Group PLC 4.125%, 5/30/25		1,000	1,031,750

			17,681,967

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 5.596%, 1/07/22		1,000	1,045,370
General Motors Financial Co., Inc. 2.20%, 4/01/24(d)	EUR	1,125	1,323,276
5.10%, 1/17/24	U.S.$	5,887	6,235,981
Harley-Davidson Financial Services, Inc. 2.55%, 6/09/22(d)		130	127,040
ZF North America Capital, Inc. 4.75%, 4/29/25(d)		2,660	2,683,089

			11,414,756

Consumer Cyclical - Retailers – 0.1%
PVH Corp. 3.125%, 12/15/27(d)	EUR	1,075	1,278,221

Consumer Non-Cyclical – 0.4%
AbbVie, Inc. 3.20%, 5/14/26	U.S.$	4,000	3,887,440
Altria Group, Inc. 4.40%, 2/14/26		2,500	2,581,875
HCA, Inc. 5.25%, 6/15/26		548	585,955

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Kraft Heinz Foods Co. 3.95%, 7/15/25	U.S.$	3,800	$3,834,732
Tyson Foods, Inc. 4.35%, 3/01/29		956	997,471

			11,887,473

Energy – 1.0%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.25%, 10/15/22		591	606,549
Antero Resources Corp. 5.125%, 12/01/22		1,908	1,915,460
Boardwalk Pipelines LP 4.95%, 12/15/24		301	314,828
Cenovus Energy, Inc. 3.80%, 9/15/23		2,500	2,516,475
Ecopetrol SA 5.875%, 9/18/23		323	350,326
Enable Midstream Partners LP 4.40%, 3/15/27		1,376	1,358,085
Energy Transfer Operating LP 4.75%, 1/15/26		2,295	2,404,081
5.50%, 6/01/27		7,425	8,061,545
Hess Corp. 7.30%, 8/15/31		3,037	3,700,554
ONEOK, Inc. 4.35%, 3/15/29		3,952	4,069,928
Western Midstream Operating LP 4.65%, 7/01/26		1,585	1,639,366

			26,937,197

Services – 0.0%
IHS Markit Ltd. 5.00%, 11/01/22(d)		675	706,873

Technology – 0.6%
Autodesk, Inc. 3.50%, 6/15/27		1,517	1,476,648
Broadcom, Inc. 3.625%, 10/15/24(d)		2,560	2,522,752
4.25%, 4/15/26(d)		2,580	2,549,633
Dell International LLC/EMC Corp. 4.90%, 10/01/26(d)		4,940	5,064,290
Micron Technology, Inc. 4.64%, 2/06/24		4,250	4,380,008

			15,993,331

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.1%
Aviation Capital Group LLC 4.125%, 8/01/25(d)	U.S.$	1,560	$1,581,434

			123,509,693

Utility – 0.4%
Electric – 0.4%
ComEd Financing III 6.35%, 3/15/33		3,462	3,604,773
Enel Finance International NV 4.625%, 9/14/25(d)		5,060	5,256,682
LLPL Capital Pte Ltd. 6.875%, 2/04/39(d)		1,230	1,329,261

			10,190,716

Total Corporates – Investment Grade (cost $286,349,464)			290,793,820

EMERGING MARKETS – TREASURIES – 4.1%
Argentina – 0.0%
Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	2	26

Brazil – 2.9%
Brazil Letras do Tesouro Nacional Series LTN Zero Coupon, 10/01/19	BRL	221,039	54,816,707
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/25		47,870	12,919,032
Series NTNF 10.00%, 1/01/23		38,454	10,337,149

			78,072,888

Dominican Republic – 0.1%
Dominican Republic International Bond 16.95%, 2/04/22(d)	DOP	149,900	3,490,609

South Africa – 1.1%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	110,304	7,721,464
Series R186 10.50%, 12/21/26		287,565	22,278,215

			29,999,679

Total Emerging Markets – Treasuries (cost $116,712,960)			111,563,202

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – 3.2%
Angola – 0.2%
Angolan Government International Bond 8.25%, 5/09/28(d)	U.S.$	460	$481,275
9.50%, 11/12/25(d)		4,256	4,777,360

			5,258,635

Bahamas – 0.1%
Bahamas Government International Bond 6.00%, 11/21/28(d)		2,300	2,437,345

Bahrain – 0.1%
Bahrain Government International Bond 6.75%, 9/20/29(d)		1,709	1,807,267
7.00%, 10/12/28(d)		1,288	1,390,609

			3,197,876

Costa Rica – 0.1%
Costa Rica Government International Bond 4.37%, 5/22/19(m)		1,935	1,927,260

Dominican Republic – 0.2%
Dominican Republic International Bond 7.50%, 5/06/21(d)		5,000	5,175,000

Ecuador – 0.2%
Ecuador Government International Bond 8.875%, 10/23/27(d)		1,350	1,371,701
9.65%, 12/13/26(d)		734	781,538
10.50%, 3/24/20(d)		1,974	2,058,082
10.75%, 1/31/29(d)		770	860,213

			5,071,534

Egypt – 0.4%
Egypt Government International Bond 6.125%, 1/31/22(d)		5,970	6,029,700
6.20%, 3/01/24(d)		4,724	4,754,706

			10,784,406

El Salvador – 0.1%
El Salvador Government International Bond 7.375%, 12/01/19(d)		1,427	1,441,291

Ghana – 0.0%
Ghana Government International Bond 10.75%, 10/14/30(d)		693	855,855

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Honduras – 0.2%
Honduras Government International Bond 6.25%, 1/19/27(d)	U.S.$	1,555	$1,634,305
8.75%, 12/16/20(d)		2,770	2,953,513

			4,587,818

Ivory Coast – 0.1%
Ivory Coast Government International Bond 6.375%, 3/03/28(d)		2,440	2,363,750

Kenya – 0.2%
Kenya Government International Bond 5.875%, 6/24/19(d)		1,252	1,248,870
6.875%, 6/24/24(d)		4,040	4,110,700
7.25%, 2/28/28(d)		1,639	1,622,610

			6,982,180

Lebanon – 0.1%
Lebanon Government International Bond 6.65%, 4/22/24(d)		507	432,851
8.25%, 4/12/21(d)		1,410	1,360,650
Series G 6.20%, 2/26/25(d)		976	812,520

			2,606,021

Nigeria – 0.2%
Nigeria Government International Bond 5.625%, 6/27/22		248	250,480
6.75%, 1/28/21(d)		2,136	2,200,080
7.625%, 11/21/25(d)		3,305	3,527,625
7.875%, 2/16/32(d)		426	439,845

			6,418,030

Oman – 0.2%
Oman Government International Bond 4.125%, 1/17/23(d)		5,200	5,024,500

Senegal – 0.2%
Senegal Government International Bond 6.25%, 5/23/33(d)		608	585,960
6.75%, 3/13/48(d)		3,730	3,436,766
8.75%, 5/13/21(d)		864	930,960

			4,953,686

Sri Lanka – 0.3%
Sri Lanka Government International Bond 6.125%, 6/03/25(d)		2,000	1,920,287
6.20%, 5/11/27(d)		685	644,581

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.85%, 3/14/24(d)	U.S.$	3,325	$3,356,395
7.85%, 3/14/29(d)		2,144	2,204,675

			8,125,938

Turkey – 0.3%
Turkey Government International Bond 4.875%, 10/09/26		265	225,723
7.25%, 12/23/23		3,685	3,672,710
7.375%, 2/05/25		1,341	1,325,009
7.50%, 11/07/19		2,881	2,895,405

			8,118,847

Zambia – 0.0%
Zambia Government International Bond 8.50%, 4/14/24(d)		1,217	842,773

Total Emerging Markets – Sovereigns (cost $85,733,990)			86,172,745

ASSET-BACKED SECURITIES – 2.8%
Other ABS - Fixed Rate – 1.4%
Atlas Ltd. Series 2014-1, Class B 6.875%, 12/15/39(e)(h)(i)		1,266	1,133,110
CLUB Credit Trust Series 2017-P2, Class C 4.91%, 1/15/24(d)(e)		2,191	2,218,781
Series 2018-P3, Class C 5.54%, 1/15/26(d)(e)		2,200	2,252,272
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2018-20, Class PT 8.90%, 11/16/43(d)(e)		4,396	4,382,885
Consumer Loan Underlying Bond Credit Trust Series 2018-P1, Class C 5.21%, 7/15/25(d)(e)		4,255	4,308,588
Marlette Funding Trust Series 2017-1A, Class C 6.658%, 3/15/24(d)(e)		1,850	1,886,034
Series 2018-3A, Class C 4.63%, 9/15/28(d)(e)		4,539	4,617,203
Series 2018-4A, Class C 4.91%, 12/15/28(d)(e)		558	570,890
Series 2019-1A, Class C 4.42%, 4/16/29(d)(e)		150	151,613
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(d)(e)		2,366	2,366,002

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SoFi Consumer Loan Program LLC Series 2016-1, Class R Zero Coupon, 8/25/25(e)(i)(m)	U.S.$	5,971	$1,623,572
Series 2016-5, Class R Zero Coupon, 9/25/28(e)(i)(m)		24	416,797
Series 2017-1, Class B 4.73%, 1/26/26(d)(e)		2,205	2,283,763
Series 2017-5, Class R1 Zero Coupon, 9/25/26(e)(i)(m)		17	831,359
SoFi Consumer Loan Program Trust Series 2018-1, Class R1 Zero Coupon, 2/25/27(e)(i)(m)		37	2,662,362
Series 2018-2, Class C 4.25%, 4/26/27(d)(e)		1,400	1,415,383
Series 2018-3, Class C 4.67%, 8/25/27(d)(e)		4,611	4,766,849

			37,887,463

Autos - Fixed Rate – 1.4%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class C 4.73%, 9/20/24(d)		2,372	2,441,029
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(d)		2,500	2,646,368
Series 2017-C, Class E 5.72%, 9/16/24(d)		1,400	1,429,712
Series 2018-B, Class E 5.61%, 12/16/24(d)		1,187	1,222,735
CPS Auto Trust Series 2016-D, Class E 6.86%, 4/15/24(d)		3,000	3,142,085
Series 2017-A, Class E 7.07%, 4/15/24(d)		4,200	4,408,552
Exeter Automobile Receivables Trust Series 2016-3A, Class D 6.40%, 7/17/23(d)		1,090	1,122,756
Series 2017-1A, Class D 6.20%, 11/15/23(d)		2,000	2,071,415
Series 2017-3A, Class D 5.28%, 10/15/24(d)		4,370	4,440,544
Series 2019-2A, Class E 4.68%, 5/15/26(d)		2,670	2,683,832
First Investors Auto Owner Trust Series 2017-1A, Class E 5.86%, 11/15/23(d)		450	459,817

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Flagship Credit Auto Trust Series 2015-2, Class D 5.98%, 8/15/22(d)	U.S.$	1,750	$1,778,466
Series 2016-2, Class D 8.56%, 11/15/23(d)		4,200	4,447,493
Series 2017-1, Class E 6.46%, 12/15/23(d)		1,000	1,053,008
Series 2018-3, Class D 4.15%, 12/16/24(d)		670	683,463
Hertz Vehicle Financing II LP Series 2019-1A, Class C 4.99%, 3/25/23(d)		1,984	2,011,359

			36,042,634

Total Asset-Backed Securities (cost $75,912,211)			73,930,097

EMERGING MARKETS – CORPORATE BONDS – 2.3%
Industrial – 1.9%
Basic – 0.4%
Consolidated Energy Finance SA 6.875%, 6/15/25(d)		787	814,238
First Quantum Minerals Ltd. 7.25%, 5/15/22(d)(k)		910	920,238
7.50%, 4/01/25(d)		410	396,730
Klabin Austria GmbH 5.75%, 4/03/29(d)		3,736	3,739,138
Vedanta Resources Finance II PLC 8.00%, 4/23/23(d)		3,192	3,201,608
9.25%, 4/23/26(d)		1,040	1,045,200
Vedanta Resources Ltd. 6.375%, 7/30/22(d)		1,474	1,439,545

			11,556,697

Capital Goods – 0.1%
Indo Energy Finance II BV 6.375%, 1/24/23(d)		1,390	1,385,517
Odebrecht Finance Ltd. 4.375%, 4/25/25(d)(f)(g)		6,760	1,103,942
5.25%, 6/27/29(d)(f)(g)		2,103	336,480

			2,825,939

Communications - Telecommunications – 0.3%
Digicel Group One Ltd. 8.25%, 12/30/22(d)		1,338	880,938
Digicel Group Two Ltd. 8.25%, 9/30/22(d)		1,456	563,276

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Digicel Ltd. 6.00%, 4/15/21(d)	U.S.$	700	$614,600
Millicom International Cellular SA 5.125%, 1/15/28(d)		1,762	1,725,007
6.25%, 3/25/29(d)		1,136	1,175,635
6.625%, 10/15/26(d)		1,040	1,112,571
MTN Mauritius Investments Ltd. 5.373%, 2/13/22(d)		1,500	1,510,785

			7,582,812

Consumer Cyclical - Other – 0.0%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(d)		884	881,856

Consumer Non-Cyclical – 0.7%
BRF SA 3.95%, 5/22/23(d)		200	191,000
Central American Bottling Corp. 5.75%, 1/31/27(d)		718	739,271
Cosan Ltd. 5.95%, 9/20/24(d)		587	602,115
Inretail Pharma SA 5.375%, 5/02/23(d)		3,708	3,856,320
MARB BondCo PLC 6.875%, 1/19/25(d)		3,730	3,717,654
Marfrig Holdings Europe BV 8.00%, 6/08/23(d)		2,420	2,514,380
Minerva Luxembourg SA 5.875%, 1/19/28(d)		200	185,725
6.50%, 9/20/26(d)		3,300	3,241,062
Natura Cosmeticos SA 5.375%, 2/01/23(d)		878	886,003
Tonon Luxembourg SA 9.25%, 1/24/20(e)(f)(g)(j)(m)		2,280	50,418
Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(d)		2,655	2,556,765
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(f)(l)(m)		4,738	157,917
10.875%, 1/13/20(f)(g)(m)		750	206,250
11.75%, 2/09/22(f)(g)(m)		1,690	42,250

			18,947,130

Energy – 0.1%
Cosan Luxembourg SA 7.00%, 1/20/27(d)		202	213,110
Medco Platinum Road Pte Ltd. 6.75%, 1/30/25(d)		1,532	1,489,870
ReNew Power Synthetic 6.67%, 3/12/24(d)		1,184	1,187,742

			2,890,722

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.1%
KOC Holding AS 6.50%, 3/11/25(d)	U.S.$	1,808	$1,753,181

Transportation - Airlines – 0.1%
Latam Finance Ltd. 7.00%, 3/01/26(d)		1,500	1,535,775

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(d)		2,272	2,425,246

			50,399,358

Financial Institutions – 0.3%
Banking – 0.2%
Fidelity Bank PLC 10.50%, 10/16/22(d)		1,300	1,368,250
Turkiye Vakiflar Bankasi TAO 5.75%, 1/30/23(d)		2,799	2,473,896
Yapi ve Kredi Bankasi AS 5.125%, 10/22/19(d)		453	451,154
8.25%, 10/15/24(d)		1,340	1,281,201

			5,574,501

Finance – 0.0%
Unifin Financiera SAB de CV SOFOM ENR 7.00%, 1/15/25(d)		575	544,583

REITS – 0.1%
New Metro Global Ltd. 7.125%, 5/23/21(d)		1,200	1,219,500
Yuzhou Properties Co., Ltd. 7.90%, 5/11/21(d)		785	806,858

			2,026,358

			8,145,442

Utility – 0.1%
Electric – 0.1%
Cemig Geracao e Transmissao SA 9.25%, 12/05/24(d)		1,219	1,340,900
Light Servicos de Eletricidade SA/Light Energia SA 7.25%, 5/03/23(d)		729	739,929
Terraform Global Operating LLC 6.125%, 3/01/26(m)		695	694,319

			2,775,148

Total Emerging Markets – Corporate Bonds (cost $75,937,244)			61,319,948

abfunds.com	AB INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 2.0%
Canada – 2.0%
Province of Alberta Canada 3.40%, 12/01/23	CAD	16,314	$12,912,256
Province of British Columbia Canada Series T 9.00%, 8/23/24		11,254	11,314,903
Province of Quebec Canada 8.50%, 4/01/26		19,724	20,563,194
Province of Saskatchewan Canada 3.20%, 6/03/24		12,746	10,042,482

Total Local Governments – Provincial Bonds (cost $56,067,688)			54,832,835

COLLATERALIZED LOAN OBLIGATIONS – 1.9%
CLO - Floating Rate – 1.9%
Apidos CLO Series 2017-26A, Class D 8.701% (LIBOR 3 Month + 6.10%), 7/18/29(d)(e)(r)	U.S.$	550	530,287
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 4.336% (LIBOR 3 Month + 1.75%), 4/26/31(d)(e)(r)		5,300	5,226,606
BlueMountain Fuji US CLO II Ltd. Series 2017-2A, Class D 8.742% (LIBOR 3 Month + 6.15%), 10/20/30(d)(e)(r)		3,300	3,189,298
CBAM Ltd. Series 2017-3A, Class E1 9.273% (LIBOR 3 Month + 6.50%), 10/17/29(d)(e)(r)		1,604	1,559,677
Series 2018-7A, Class B1 4.192% (LIBOR 3 Month + 1.60%), 7/20/31(d)(e)(r)		1,996	1,966,585
Dryden Senior Loan Fund Series 2017-49A, Class E 8.901% (LIBOR 3 Month + 6.30%), 7/18/30(d)(e)(r)		605	589,093
Goldentree Loan Opportunities Ltd. Series 2014-9A, Class DR2 5.582% (LIBOR 3 Month + 3.00%), 10/29/29(d)(e)(r)		2,815	2,770,182

48 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Greywolf CLO VI Ltd. Series 2018-1A, Class A2 4.395% (LIBOR 3 Month + 1.63%), 4/26/31(d)(e)(r)	U.S.$	5,300	$5,234,995
Halcyon Loan Advisors Funding Ltd. Series 2018-1A, Class A2 4.392% (LIBOR 3 Month + 1.80%), 7/21/31(d)(e)(r)		1,826	1,789,420
Series 2018-1A, Class C 5.792% (LIBOR 3 Month + 3.20%), 7/21/31(d)(e)(r)		2,000	1,912,316
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.781% (LIBOR 3 Month + 1.18%), 12/18/30(d)(e)(r)		2,400	2,386,422
Northwoods Capital XII-B Ltd. Series 2018-12BA, Class B 4.461% (LIBOR 3 Month + 1.85%), 6/15/31(d)(e)(r)		1,350	1,336,908
OZLM Ltd. Series 2014-7RA, Class CR 5.588% (LIBOR 3 Month + 3.00%), 7/17/29(d)(e)(r)		1,000	974,586
Series 2018-18A, Class B 4.337% (LIBOR 3 Month + 1.55%), 4/15/31(d)(e)(r)		5,450	5,368,092
Rockford Tower CLO Ltd. Series 2017-2A, Class D 6.047% (LIBOR 3 Month + 3.45%), 10/15/29(d)(e)(r)		4,444	4,445,939
Series 2017-3A, Class A 3.782% (LIBOR 3 Month + 1.19%), 10/20/30(d)(e)(r)		1,931	1,925,520
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.597% (LIBOR 3 Month + 1.00%), 4/15/31(d)(e)(r)		7,931	7,804,334
TIAA CLO II Ltd. Series 2017-1A, Class A 3.872% (LIBOR 3 Month + 1.28%), 4/20/29(d)(e)(r)		1,000	999,447
Venture CLO Ltd. Series 2017-27A, Class D 6.592% (LIBOR 3 Month + 4.00%), 7/20/30(d)(e)(r)		1,591	1,586,497

Total Collateralized Loan Obligations (cost $52,444,737)			51,596,204

abfunds.com	AB INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AGENCIES – 1.6%
Agency Debentures – 1.6%
Federal Home Loan Banks 5.50%, 7/15/36	U.S.$	8,695	$11,499,311
Federal Home Loan Mortgage Corp. 6.75%, 3/15/31		4,000	5,581,240
6.25%, 7/15/32		10,400	14,306,968
Series GDIF 6.75%, 9/15/29		4,606	6,240,353
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		5,277	5,127,819

Total Agencies (cost $42,213,950)			42,755,691

BANK LOANS – 1.3%
Industrial – 1.2%
Basic – 0.0%
Foresight Energy LLC 8.379% (LIBOR 3 Month + 5.75%), 3/28/22(u)		420	393,717
Starfruit Finco B.V. (Starfruit US Holdco LLC) (fka AkzoNobel) 5.729% (LIBOR 1 Month + 3.25%), 10/01/25(u)		175	174,235

			567,952

Capital Goods – 0.1%
Brookfield WEC Holdings Inc. (fka Westinghouse Electric Company LLC) 5.98% (LIBOR 1 Month + 3.50%), 8/01/25(u)		760	764,441
9.23% (LIBOR 1 Month + 6.75%), 8/03/26(e)(u)		797	808,103

			1,572,544

Communications - Telecommunications – 0.0%
Intelsat Jackson Holdings S.A. 6.63%, 1/02/24		252	253,250
6.98% (LIBOR 1 Month + 4.50%), 1/02/24(u)		150	150,804

			404,054

Consumer Cyclical - Automotive – 0.0%
Navistar, Inc. 5.99% (LIBOR 1 Month + 3.50%), 11/06/24(u)		653	652,283

50 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Panther BF Aggregator 2 LP 3/18/26(e)(v)	U.S.$	410	$411,283

			1,063,566

Consumer Cyclical - Other – 0.1%
Scientific Games International 8/14/24(v)		2,610	2,602,014
Stars Group Holdings B.V. 6.101% (LIBOR 3 Month + 3.50%), 7/10/25(u)		781	783,913

			3,385,927

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s / Buffalo Wild Wings) 5.723% (LIBOR 1 Month + 3.25%), 2/05/25(u)		570	568,183

Consumer Cyclical - Retailers – 0.0%
Specialty Building Products Holdings, LLC 8.233% (LIBOR 1 Month + 5.75%), 10/01/25(e)(u)		1,021	1,000,961

Consumer Non-Cyclical – 0.6%
Air Medical Group Holdings, Inc. 6.727% (LIBOR 1 Month + 4.25%), 3/14/25(u)		1,173	1,151,579
Alphabet Holding Company, Inc. (fka Nature’s Bounty) 10.233% (LIBOR 1 Month + 7.75%), 9/26/25(u)		3,524	2,889,953
athenahealth, Inc. 7.197% (LIBOR 3 Month + 4.50%), 2/11/26(u)		5,048	5,071,378
BI-LO, LLC 10.59% (LIBOR 3 Month + 8.00%), 5/31/24(u)		1,605	1,550,005
10.61% (LIBOR 3 Month + 8.00%), 5/31/24(u)		1,542	1,489,615
10.74% (LIBOR 3 Month + 8.00%), 5/31/24(u)		1,617	1,561,595
Owens & Minor, Inc. 7.002% (LIBOR 1 Month + 4.50%), 4/30/25(u)		1,316	1,036,539
Regionalcare Hospital Partners Holdings, Inc. 6.987% (LIBOR 1 Month + 4.50%), 11/16/25(u)		1,338	1,343,145

			16,093,809

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.0%
American Tire Distributors, Inc. 8.66% (LIBOR 3 Month + 6.00%), 9/01/23(e)(h)(u)	U.S.$	292	$290,583
10.13% (LIBOR 3 Month + 7.50%), 9/02/24(e)(h)(u)		745	696,152

			986,735

Services – 0.2%
Team Health Holdings, Inc. 5.233% (LIBOR 1 Month + 2.75%), 2/06/24(e)(u)		2,690	2,518,512
Verscend Holding Corp. 6.983% (LIBOR 1 Month + 4.50%), 8/27/25(e)(u)		1,985	1,994,800

			4,513,312

Technology – 0.2%
Boxer Parent Company Inc. (fka BMC Software, Inc.) 6.851% (LIBOR 3 Month + 4.25%), 10/02/25(u)		2,693	2,675,555
Veritas US Inc. 6.98% (LIBOR 3 Month + 4.50%), 1/27/23(u)		1,087	1,017,454
7.10% (LIBOR 1 Month + 4.50%), 1/27/23(u)		305	285,349

			3,978,358

			34,135,401

Financial Institutions – 0.1%
Finance – 0.1%
Ellie Mae, Inc. 4/17/26(v)		1,387	1,393,031

Total Bank Loans (cost $36,047,218)			35,528,432

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.1%
Non-Agency Fixed Rate CMBS – 0.9%
Citigroup Commercial Mortgage Trust Series 2016-C3, Class XA 1.32%, 11/15/49(t)		38,315	2,308,006
Citigroup/Deutsche Bank Mortgage Trust Series 2017-CD3, Class XA 1.183%, 2/10/50(t)		14,966	933,666
Commercial Mortgage Trust Series 2014-CR15, Class XA 1.097%, 2/10/47(t)		43,470	1,550,433

52 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-CR27, Class XA 1.268%, 10/10/48(t)	U.S.$	7,461	$358,227
GS Mortgage Securities Trust Series 2016-GS3, Class XA 1.387%, 10/10/49(t)		35,557	2,432,181
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.191%, 6/15/45(d)(e)		1,863	1,767,860
Series 2016-JP2, Class XA 1.989%, 8/15/49(t)		16,896	1,739,640
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.816%, 11/15/48(e)		1,300	1,343,957
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(e)		1,155	797,472
Madison Avenue Trust Series 2013-650M, Class E 4.169%, 10/12/32(d)(e)		920	910,372
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA 1.238%, 4/15/48(t)		12,993	604,570
UBS Commercial Mortgage Trust Series 2012-C1, Class D 5.728%, 5/10/45(d)(e)		1,300	1,301,702
Series 2017-C1, Class XA 1.752%, 6/15/50(t)		9,135	856,721
Wells Fargo Commercial Mortgage Trust Series 2015-LC20, Class XA 1.483%, 4/15/50(t)		9,058	482,034
Series 2016-C36, Class XA 1.471%, 11/15/59(t)		51,793	3,734,343
Series 2016-LC24, Class XA 1.838%, 10/15/49(t)		32,307	2,983,298
Series 2016-LC25, Class XA 1.157%, 12/15/59(t)		20,399	1,054,672

			25,159,154

Non-Agency Floating Rate CMBS – 0.2%
CLNS Trust Series 2017-IKPR, Class F 6.984% (LIBOR 1 Month + 4.50%), 6/11/32(d)(e)(r)		1,480	1,487,405

abfunds.com	AB INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DBWF Mortgage Trust Series 2018-GLKS, Class E 5.506% (LIBOR 1 Month + 3.02%), 11/19/35(d)(e)(r)	U.S.$	1,994	$1,999,318
Morgan Stanley Capital I, Inc. Series 2019-BPR, Class D 6.50% (LIBOR 1 Month + 4.00%), 5/15/36(d)(e)(r)		1,251	1,251,000

			4,737,723

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.035%, 11/16/45(t)		243	229

Total Commercial Mortgage-Backed Securities (cost $29,812,632)			29,897,106

QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Bahrain – 0.2%
Oil and Gas Holding Co. BSCC (The) 7.625%, 11/07/24(d)		668	726,393
8.375%, 11/07/28(d)		3,912	4,409,822

			5,136,215

Indonesia – 0.0%
Indonesia Asahan Aluminium Persero PT 5.71%, 11/15/23(d)		277	297,653

Kazakhstan – 0.1%
KazMunayGas National Co. JSC 4.75%, 4/24/25(d)		768	798,720
5.375%, 4/24/30(d)		1,940	2,073,763

			2,872,483

Mexico – 0.0%
Petroleos Mexicanos 6.50%, 1/23/29		403	403,290

Panama – 0.1%
Aeropuerto Internacional de Tocumen SA 6.00%, 11/18/48(d)		1,017	1,149,210

Turkey – 0.0%
TC Ziraat Bankasi AS 4.25%, 7/03/19(d)		529	526,408

Total Quasi-Sovereigns (cost $9,725,914)			10,385,259

54 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

COMMON STOCKS – 0.4%
Energy – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Berry Petroleum Corp.		137,229	$1,558,921
Golden Energy Offshore Services AS(f)(h)		1,497,659	1,110,991
Paragon Litigation – Class A(e)(h)		10,360	7,770
Paragon Litigation – Class B(e)(h)		15,538	528,292
Tervita Corp.(f)		245,313	1,173,738
Vantage Drilling International(e)(f)(h)		5,303	1,365,522

			5,745,234

Consumer Discretionary – 0.1%
Auto Components – 0.0%
ATD New Holdings, Inc.(e)(f)(h)		29,486	943,552

Media – 0.1%
Ion Media Networks, Inc. – Class A(e)(f)(h)(i)		2,512	1,535,134

			2,478,686

Information Technology – 0.1%
IT Services – 0.0%
Paysafe Group Ltd.(e)(h)(i)		3,109	212,998

Software – 0.1%
Avaya Holdings Corp.(f)		34,528	658,794

			871,792

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Southeastern Grocers, Inc. Npv(e)(f)(h)(i)		16,421	607,577

Industrials – 0.0%
Consumer Cyclical - Automotive – 0.0%
Exide Technologies/Old(e)(f)(i)(p)		45,970	– 0	–

Total Common Stocks (cost $11,091,305)			9,703,289

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 0.3%
Mexico – 0.3%
Mexican Udibonos Series S 4.00%, 6/13/19 (cost $6,443,104)	MXN	132,075	6,916,420

abfunds.com	AB INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Qatar – 0.2%
Qatar Government International Bond 3.375%, 3/14/24(d)	U.S.$	4,399	$4,459,486
3.875%, 4/23/23(d)		861	888,983

Total Governments – Sovereign Bonds (cost $5,251,924)			5,348,469

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.1%
United States – 0.1%
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30 (cost $2,560,000)		2,560	2,975,257

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.0%
Argentina – 0.0%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(d) (cost $1,057,722)		1,057	1,046,430

		Shares
PREFERRED STOCKS – 0.0%
Financial Institutions – 0.0%
Banking – 0.0%
Paysafe Holdings UK Ltd. 0.00%(e)(f)(h)(i) (cost $834,450)		834,450	834,450

		Principal Amount (000)
WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(e)(h)(i)	U.S.$	1,811	485,240
Sheridan Consumer Finance Trust 10.86%, 3/01/21(e)(h)(i)		324	323,816

Total Whole Loan Trusts (cost $2,134,323)			809,056

56 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

WARRANTS – 0.0%
Avaya Holdings Corp., expiring 12/15/22(f)	2,936	$10,276
Encore Automotive Acceptance, expiring 7/05/31(e)(f)(h)(i)	12	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(e)(f)(h)(i)	17,195	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(f)	2,475	74
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(f)	1,042	136

Total Warrants (cost $0)		10,486

SHORT-TERM INVESTMENTS – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.37%(w)(x)(y) (cost $4,141,059)	4,141,059	4,141,059

Total Investments – 123.2% (cost $3,319,480,874)		3,315,940,895
Other assets less liabilities – (23.2)%		(625,419,800)

Net Assets – 100.0%		$2,690,521,095

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	922	June 2019	$121,502,313	$1,705,868
U.S. T-Note 10 Yr (CBT) Futures	5,405	June 2019	668,446,484	4,607,887
U.S. Ultra Bond (CBT) Futures	90	June 2019	14,785,313	129,232

Sold Contracts
Euro Buxl 30 Yr Bond Futures	72	June 2019	15,241,744	(273,051)
Euro-BOBL Futures	506	June 2019	75,441,748	(539,704)
Euro-Bund Futures	73	June 2019	13,535,061	(187,667)
Euro-Schatz Futures	1,151	June 2019	144,484,496	(221,989)

				$5,220,576

abfunds.com	AB INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	IDR	42,798,878	USD	3,020	5/09/19	$10,318
Australia and New Zealand Banking Group Ltd.	USD	1,565	NZD	2,340	6/26/19	(63)
Bank of America, NA	GBP	27,181	USD	35,499	6/14/19	(26,120)
Bank of America, NA	USD	734	EUR	645	7/10/19	(5,753)
Barclays Bank PLC	RUB	713,217	USD	10,757	5/16/19	(261,279)
Barclays Bank PLC	TWD	2,439	USD	79	6/10/19	159
BNP Paribas SA	MXN	236,396	USD	12,269	6/13/19	(117,703)
BNP Paribas SA	CAD	99,920	USD	74,977	5/09/19	377,137
BNP Paribas SA	CAD	22,455	USD	16,764	5/09/19	(591)
BNP Paribas SA	USD	12,931	CAD	17,235	5/09/19	(64,099)
Citibank, NA	IDR	465,528,552	USD	32,456	5/09/19	(281,390)
Citibank, NA	KRW	26,413,371	USD	23,254	5/16/19	563,255
Citibank, NA	MXN	229,976	USD	11,978	6/13/19	(73,166)
Citibank, NA	EUR	109,155	USD	123,916	7/10/19	765,412
Citibank, NA	BRL	90,072	USD	22,893	6/04/19	(21,937)
Citibank, NA	BRL	90,072	USD	22,830	5/03/19	(140,901)
Citibank, NA	AUD	6,882	USD	4,916	6/24/19	58,778
Citibank, NA	USD	22,954	BRL	90,072	5/03/19	16,977
Citibank, NA	USD	19,585	CNY	131,541	6/12/19	(47,893)
Citibank, NA	USD	7,426	INR	524,709	7/16/19	29,634
Citibank, NA	USD	12,499	INR	876,955	7/16/19	(38,171)
Credit Suisse International	MXN	123,152	USD	6,303	6/13/19	(150,366)
Credit Suisse International	PLN	43,452	USD	11,327	7/11/19	(65,763)
Credit Suisse International	AUD	4,949	USD	3,531	6/24/19	38,125
Credit Suisse International	EUR	2,040	TRY	12,840	5/03/19	(138,782)
Credit Suisse International	EUR	2,126	ZAR	33,461	6/04/19	(60,754)
Credit Suisse International	TRY	3,874	EUR	616	5/03/19	42,469
Credit Suisse International	NZD	6,691	AUD	6,386	7/29/19	35,107
Credit Suisse International	USD	17,848	EUR	15,678	7/10/19	(159,729)
Credit Suisse International	USD	31,992	MXN	607,361	6/13/19	(166,272)
Deutsche Bank AG	IDR	51,115,148	USD	3,558	5/09/19	(36,284)
Deutsche Bank AG	ILS	9,250	USD	2,589	7/16/19	5,196
Deutsche Bank AG	AUD	6,386	NZD	6,691	7/29/19	(35,315)
Goldman Sachs Bank USA	INR	2,158,898	USD	30,815	7/16/19	139,849
Goldman Sachs Bank USA	BRL	221,039	USD	58,176	10/10/19	2,537,039
Goldman Sachs Bank USA	BRL	10,811	USD	2,720	5/03/19	(37,490)
Goldman Sachs Bank USA	BRL	9,273	USD	2,396	5/03/19	31,105
Goldman Sachs Bank USA	USD	5,091	BRL	20,085	5/03/19	31,419
Goldman Sachs Bank USA	TRY	8,963	EUR	1,424	5/03/19	96,886
Goldman Sachs Bank USA	USD	4,971	ZAR	71,694	6/28/19	8,189
HSBC Bank USA	BRL	71,329	USD	17,984	5/03/19	(207,118)
HSBC Bank USA	NZD	754	USD	502	6/26/19	(2,382)
HSBC Bank USA	USD	18,080	BRL	71,329	5/03/19	111,583
HSBC Bank USA	USD	40,413	KRW	45,243,885	5/16/19	(1,545,110)
JPMorgan Chase Bank, NA	TWD	798,427	USD	25,917	6/10/19	66,597
JPMorgan Chase Bank, NA	ZAR	212,647	USD	14,799	6/28/19	32,158
JPMorgan Chase Bank, NA	NOK	54,167	USD	6,248	6/27/19	(44,149)
JPMorgan Chase Bank, NA	PLN	43,452	USD	11,317	7/11/19	(76,161)
JPMorgan Chase Bank, NA	CHF	45,978	USD	45,860	6/13/19	556,041
JPMorgan Chase Bank, NA	EUR	28,425	USD	31,870	7/10/19	(199,341)

58 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	ZAR	33,461	EUR	2,126	6/04/19	$60,757
JPMorgan Chase Bank, NA	USD	15,338	ZAR	221,155	6/28/19	19,882
Morgan Stanley Capital Services, Inc.	KRW	21,006,089	USD	18,491	5/16/19	445,147
Morgan Stanley Capital Services, Inc.	EUR	23,595	USD	26,477	7/10/19	(143,056)
Natwest Markets PLC	ILS	84,832	USD	23,915	7/16/19	218,811
Natwest Markets PLC	BRL	11,127	USD	2,820	5/03/19	(17,406)
Natwest Markets PLC	USD	2,869	BRL	11,127	5/03/19	(31,686)
Natwest Markets PLC	USD	4,071	NOK	34,572	6/27/19	(54,948)
Natwest Markets PLC	USD	22,700	PLN	86,698	7/11/19	32,421
Societe Generale	USD	5,846	EUR	5,161	7/10/19	(23,478)
Standard Chartered Bank	IDR	59,492,442	USD	4,157	5/09/19	(26,313)
Standard Chartered Bank	IDR	17,462,352	USD	1,206	8/22/19	(2,338)
Standard Chartered Bank	TWD	204,958	USD	6,652	6/10/19	16,605
Standard Chartered Bank	USD	23,994	INR	1,695,631	7/16/19	98,429
Standard Chartered Bank	USD	20,110	KRW	22,459,708	5/16/19	(815,838)
State Street Bank & Trust Co.	IDR	59,119,643	USD	4,141	5/09/19	(16,889)
State Street Bank & Trust Co.	BRL	9,784	USD	2,529	5/03/19	33,459
State Street Bank & Trust Co.	USD	637	GBP	484	6/14/19	(4,297)
State Street Bank & Trust Co.	USD	5,373	EUR	4,738	7/10/19	(27,364)
State Street Bank & Trust Co.	USD	630	CAD	838	5/09/19	(3,710)
State Street Bank & Trust Co.	USD	1,436	ZAR	20,246	6/28/19	(30,425)
UBS AG	KRW	20,315,371	USD	17,884	5/16/19	431,574
UBS AG	ZAR	156,142	USD	10,913	6/28/19	69,456

						$1,778,144

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Call
OTC – 1 Year Interest Rate Swap	6 Month EURIBOR	JPMorgan Chase Bank, NA	0.51%	5/28/19	$3,580	$16,182	$(13,827)
OTC – 1 Year Interest Rate Swap	6 Month EURIBOR	Morgan Stanley Capital Services LLC	1.09	5/24/19	1,330	17,880	(12,921)
Put
OTC – 1 Year Interest Rate Swap	6 Month LIBOR	Bank of America, NA	1.50	5/28/19	1,220	21,313	(21,618)
OTC – 1 Year Interest Rate Swap	6 Month EURIBOR	Morgan Stanley Capital Services LLC	1.09	5/24/19	1,330	17,880	(19,613)

						$73,255	$(67,979)

abfunds.com	AB INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
NZD vs. CAD/ Deutsche Bank AG(z)	NZD	1.010	07/2019	32,658,350	NZD	32,658	$107,440	$(18,802)
Put
NZD vs. CAD/ JPMorgan Chase Bank, NA(z)	NZD	1.163	07/2019	34,175,000	NZD	34,175	154,897	(66,262)
SGD vs. CHF/ UBS AG(z)	SGD	1.550	06/2019	19,956,250	SGD	19,956	60,327	(675)
TRY vs. EUR/ Goldman Sachs Bank USA(z)	TRY	6.835	05/2019	69,712,920	TRY	69,713	130,336	(29,676)
ZAR vs. EUR/ JPMorgan Chase Bank, NA(z)	ZAR	16.650	05/2019	171,828,000	ZAR	171,828	172,991	(70,629)

							$625,991	$(186,044)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)%	Quarterly	2.93%	USD	1,642	$(147,330)	$(139,342)	$(7,988)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	1,523	(136,626)	(128,837)	(7,789)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	1,095	(98,249)	(91,608)	(6,641)
iTraxx-Australia Series 31, 5 Year Index, 6/20/24*	(1.00)	Quarterly	0.66	USD	65,200	(1,126,143)	(696,660)	(429,483)

60 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
People’s Republic of China, 7.500%, 10/28/27, 6/20/24*	(1.00	) %	Quarterly	0.41%	USD	26,900	$(795,016)	$(614,253)	$(180,763)
Republic of Korea, 2.750%, 1/19/27, 6/20/24*	(1.00)		Quarterly	0.32	USD	26,900	(918,841)	(880,066)	(38,775)

Sale Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00		Quarterly	2.93	USD	4,260	382,205	155,786	226,419
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00		Quarterly	3.26	USD	15,782	1,288,300	1,136,209	152,091
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00		Quarterly	3.26	USD	1,129	92,259	85,296	6,963
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00		Quarterly	3.26	USD	1,571	128,378	120,142	8,236
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00		Quarterly	3.26	USD	1,694	138,430	130,015	8,415
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	1.00		Quarterly	0.58	USD	11,500	245,755	198,784	46,971
Federative Republic of Brazil, 4.250%, 1/07/25, 6/20/24*	1.00		Quarterly	1.72	USD	6,750	(220,340)	(217,139)	(3,201)
iTRAXX -XOVER Series 31, 5 Year Index, 6/20/24*	5.00		Quarterly	2.49	EUR	23,460	3,246,119	2,785,874	460,245

abfunds.com	AB INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Republic of Colombia, 10.375%, 1/28/33, 6/20/24*	1.00%	Quarterly	0.98%	USD	6,750	$15,418	$(59,974)	$75,392
Republic of South Africa, 5.500%, 3/09/20, 6/20/24*	1.00	Quarterly	1.87	USD	6,750	(265,003)	(279,423)	14,420
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	1.00	Quarterly	4.50	USD	12,356	(1,822,685)	(1,315,588)	(507,097)
Russian Federation, 7.500%, 3/31/30, 6/20/24*	1.00	Quarterly	1.25	USD	6,750	(71,042)	(115,003)	43,961

						$(64,411)	$74,213	$(138,624)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	109,350	4/20/23	2.850%	3 Month LIBOR	Semi- Annual/ Quarterly	$(2,238,750)	$—	$(2,238,750)
USD	46,860	4/02/24	2.851%	3 Month LIBOR	Semi- Annual/ Quarterly	(1,157,788)	—	(1,157,788)
USD	30,755	2/10/25	2.034%	3 Month LIBOR	Semi- Annual/ Quarterly	578,618	—	578,618
USD	6,010	6/09/25	2.491%	3 Month LIBOR	Semi- Annual/ Quarterly	(78,694)	—	(78,694)
USD	10,000	1/11/27	2.285%	3 Month LIBOR	Semi- Annual/ Quarterly	45,662	—	45,662
USD	11,920	4/26/27	2.287%	3 Month LIBOR	Semi- Annual/ Quarterly	132,147	—	132,147

62 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
GBP	3,170	12/17/28	6 Month LIBOR	1.479%	Semi- Annual/ Semi- Annual	$55,512	$—	$55,512
GBP	3,170	12/17/28	1.600%	6 Month LIBOR	Semi- Annual/ Semi- Annual	(103,410)	—	(103,410)

						$(2,766,703)	$—	$(2,766,703)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)%	Monthly	3.65%	USD	17,164	$579,857	$1,091,986	$(512,129)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	8,586	290,063	506,749	(216,686)

Sale Contracts
Barclays Bank PLC
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.46	USD	5,000	(1,081,833)	(126,705)	(955,128)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	5,000	(542,000)	(524,530)	(17,470)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	5,000	(542,000)	(622,311)	80,311
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	643	(69,755)	(74,390)	4,635
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	19,075	(2,069,320)	(2,097,949)	28,629
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	12,000	(1,301,800)	(1,556,949)	255,149
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	5,000	(542,000)	(516,943)	(25,057)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,146	(124,226)	(187,347)	63,121

abfunds.com	AB INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	2.25%	USD	6,500	$(41,383)	$(359,080)	$317,697
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.25	USD	2,839	(18,075)	(115,047)	96,972
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.25	USD	567	(3,610)	(22,977)	19,367
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.25	USD	1,136	(7,232)	(46,908)	39,676
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.25	USD	15,000	(96,334)	(433,381)	337,047
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.46	USD	4,000	(865,466)	47,394	(912,860)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	9,220	(999,448)	(1,140,574)	141,126
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	660	(71,544)	(8,804)	(62,740)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	763	(82,772)	(88,389)	5,617
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	17,343	(1,881,426)	(2,198,394)	316,968
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.25	USD	23,700	(150,890)	(1,062,072)	911,182
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	20,000	(2,168,000)	(2,955,571)	787,571
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	10,000	(1,084,000)	(1,621,260)	537,260
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	Monthly	13.46	USD	16,500	(3,570,050)	(3,814,455)	244,405
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	32,853	(3,561,265)	(4,683,622)	1,122,357
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	14,291	(1,550,336)	(1,700,588)	150,252
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	11,909	(1,291,928)	(1,414,446)	122,518
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	6,323	(685,413)	(1,048,900)	363,487

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PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.88%	USD	8,827	$(956,847)	$(1,485,349)	$528,502
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	9,543	(1,034,461)	(1,101,512)	67,051
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.25	USD	293	(1,866)	(12,307)	10,441
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	547	(59,295)	(39,149)	(20,146)

						$(25,584,655)	$(29,413,780)	$3,829,125

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	2.49%	Maturity/ Quarterly	53,838	6/20/19	(984,728)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 5/07/20*	12.22%	Maturity	AUD	264	$(180,871)	$—	$(180,871)

*	Termination date

abfunds.com	AB INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2019
Barclays Capital, Inc.	590	USD	(7.00	)%*	5/02/19	$589,875
Barclays Capital, Inc.	1,613	USD	(1.00	)%*	5/02/19	1,613,360
Barclays Capital, Inc.	2,567	USD	0.75%		5/02/19	2,566,787
Barclays Capital, Inc.	935	USD	1.75%		2/29/20	937,798
Credit Suisse (Europe)	1,224	EUR	(1.25	)%*	3/03/20	1,372,839
Credit Suisse (Europe)	1,970	EUR	(0.85	)%*	3/03/20	2,209,553
Credit Suisse (Europe)	2,433	USD	1.25%		4/23/20	2,433,704
JPMorgan Chase Bank	1,117	EUR	(1.25	)%*	01/10/20	1,252,267
JPMorgan Chase Bank	939	EUR	(1.25	)%*	03/20/20	1,053,204

						$14,029,387

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 Days	Total
Corporates – Non-Investment Grade	$—	$4,770,022	$—	$9,259,365	$14,029,387

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, the aggregate market value of these securities amounted to $742,409,748 or 27.6% of net assets.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Non-income producing security.

(g)	Defaulted.

(h)	Illiquid security.

(i)	Fair valued by the Adviser.

(j)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2019.

(k)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(l)	Defaulted matured security.

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PORTFOLIO OF INVESTMENTS (continued)

(m)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.80% of net assets as of April 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Costa Rica Government International Bond
4.37%, 5/22/19	1/09/18	1,934,305	1,927,260	0.07%
Exide Technologies
11.00%, 4/30/22	12/01/17	3,042,122	2,717,705	0.10%
Exide Technologies
7.00%, 4/30/25	12/01/17	2,769,713	1,235,867	0.05%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2
7.977%, 10/25/25	9/18/15	2,203,950	2,491,209	0.09%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2
6.727%, 11/25/24	11/06/15	1,385,031	1,518,469	0.06%
Magnetation LLC/Mag Finance Corp.
11.00%, 5/15/18	2/19/15	861,787	14	0.00%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A
4.484%, 3/27/24	3/21/19	3,890,684	3,891,931	0.14%
SoFi Consumer Loan Program LLC Series 2016-1, Class R
Zero Coupon, 8/25/25	7/28/17	1,930,799	1,623,572	0.06%
SoFi Consumer Loan Program LLC Series 2017-5, Class R1
Zero Coupon, 9/25/26	9/18/17	1,758,337	831,359	0.03%
SoFi Consumer Loan Program LLC Series 2016-5, Class R
Zero Coupon, 9/25/28	6/23/17	1,275,923	416,797	0.02%
SoFi Consumer Loan Program Trust Series 2018-1, Class R1
Zero Coupon, 2/25/27	2/01/18	3,677,430	2,662,362	0.10%
Terraform Global Operating LLC
6.125%, 3/01/26	2/08/18	695,000	694,319	0.03%
Tonon Luxembourg SA
9.25%, 1/24/20	7/24/15	2,268,771	50,418	0.00%
Virgolino de Oliveira Finance SA
10.875%, 1/13/20	6/09/14	745,965	206,250	0.01%
Virgolino de Oliveira Finance SA
10.50%, 1/28/18	1/27/14	3,510,948	157,917	0.01%
Virgolino de Oliveira Finance SA
11.75%, 2/09/22	2/03/14	916,307	42,250	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2
7.727%, 11/25/25	9/06/16	821,876	915,797	0.03%

(n)	Convertible security.

(o)	Pays 11% cash or up to 7% PIK and remaining in cash.

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PORTFOLIO OF INVESTMENTS (continued)

(p)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Exide Technologies/Old	4/30/15	$87,194	$	– 0	–	0.00%
Monitronics International, Inc. 9.125%, 04/01/20	2/14/18	1,585,380		73,400		0.00%

(q)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(r)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2019.

(s)	Inverse interest only security.

(t)	IO – Interest Only.

(u)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2019.

(v)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(w)	Affiliated investments.

(x)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(y)	The rate shown represents the 7-day yield as of period end.

(z)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SGD – Singapore Dollar

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

JSC – Joint Stock Company

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,315,339,815)	$3,311,799,836
Affiliated issuers (cost $4,141,059)	4,141,059
Cash collateral due from broker	875
Foreign currencies, at value (cost $3,459,905)	3,483,581
Unaffiliated interest and dividends receivable	25,332,736
Receivable for capital stock sold	22,515,846
Receivable for investment securities sold and foreign currency transactions	12,800,161
Unrealized appreciation on forward currency exchange contracts	6,979,974
Receivable for variation margin on futures	1,699,428
Market value on credit default swaps (net premiums paid $1,598,735)	869,920
Receivable for newly entered centrally cleared credit default swaps	384,638
Affiliated dividends receivable	21,333
Other assets	25,453

Total assets	3,390,054,840

Liabilities
Due to custodian	4,793,576
Options written, at value (premiums received $625,991)	186,044
Swaptions written, at value (premiums received $73,255)	67,979
Payable for investment securities purchased	635,644,331
Market value on credit default swaps (net premiums received $31,012,515)	26,454,575
Payable for reverse repurchase agreements	14,029,387
Unrealized depreciation on forward currency exchange contracts	5,201,830
Payable for capital stock repurchased	5,157,758
Cash collateral due to broker	3,000,000
Dividends payable	1,209,660
Unrealized depreciation on total return swaps	984,728
Advisory fee payable	819,627
Payable for newly entered centrally cleared credit default swaps	361,084
Payable for variation margin on centrally cleared swaps	255,884
Unrealized depreciation on variance swaps	180,871
Distribution fee payable	111,959
Transfer Agent fee payable	46,979
Administrative fee payable	21,498
Directors’ fees payable	2,695
Accrued expenses and other liabilities	1,003,280

Total liabilities	699,533,745

Net Assets	$2,690,521,095

Composition of Net Assets
Capital stock, at par	$347,526
Additional paid-in capital	2,843,435,374
Accumulated loss	(153,261,805)

$2,690,521,095

See notes to financial statements.

abfunds.com	AB INCOME FUND | 69

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$168,449,249	21,782,799	$7.73	*

C	$96,527,687	12,466,886	$7.74

Advisor	$2,425,544,159	313,276,730	$7.74

*	The maximum offering price per share for Class A shares was $8.07 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $2,335)	$62,593,220
Dividends
Affiliated issuers	449,194
Unaffiliated issuers	371,960
Other income	28,830	$63,443,204

Expenses
Advisory fee (see Note B)	5,424,663
Distribution fee—Class A	226,616
Distribution fee—Class C	430,928
Transfer agency—Class A	91,683
Transfer agency—Class C	43,903
Transfer agency—Advisor Class	1,088,456
Custodian	161,062
Printing	132,659
Registration fees	89,886
Audit and tax	69,030
Administrative	36,646
Legal	21,441
Directors’ fees	12,348
Miscellaneous	42,215

Total expenses before interest expense	7,871,536
Interest expense	53,950
Total expenses		7,925,486

Less: expenses waived and reimbursed by the Adviser (see Note B)	(964,754)

Net expenses		6,960,732

Net investment income		56,482,472

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(14,955,698)
Forward currency exchange contracts		(8,041,600)
Futures		21,435,066
Options written		3,186,623
Swaps		1,002,167
Swaptions written		196,161
Foreign currency transactions		(18,096,629)
Net change in unrealized appreciation/depreciation of:
Investments(b)		87,428,577
Forward currency exchange contracts		1,726,835
Futures		11,293,011
Options written		250,528
Swaps		(4,048,510)
Swaptions written		55,394
Foreign currency denominated assets and liabilities		338,111

Net gain on investment and foreign currency transactions		81,770,036

Contributions from Affiliates (see Note B)		6,818

Net Increase in Net Assets from Operations		$138,259,326

(a)	Net of foreign capital gains taxes of $71,433.

(b)	Net of increase in accrued foreign capital gains taxes of $104,110.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 71

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$56,482,472		$101,153,138
Net realized loss on investment and foreign currency transactions	(15,273,910)		(75,046,815)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	97,043,946		(92,000,951)
Contributions from Affiliates (see Note B)	6,818		28,261

Net increase (decrease) in net assets from operations	138,259,326		(65,866,367)
Distributions to Shareholders
Class A	(4,508,757)		(11,572,396)
Class C	(1,837,238)		(3,029,311)
Advisor Class	(56,282,255)		(105,142,843)
Return of capital
Class A	– 0	–	(1,019,139)
Class C	– 0	–	(266,781)
Advisor Class	– 0	–	(9,259,554)
Capital Stock Transactions
Net increase	77,637,027		699,716,997

Total increase	153,268,103		503,560,606
Net Assets
Beginning of period	2,537,252,992		2,033,692,386

End of period	$2,690,521,095		$2,537,252,992

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund, Inc. (the “Fund”), a diversified portfolio. The fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”) that was effective at the close of business April 21, 2016 (the “Reorganization”). The Reorganization was approved by the Predecessor Fund’s Board of Directors (the “Board”) and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”), see Note I for additional information. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class shares financial highlights reflect the financial information of the Predecessor Fund through April 21, 2016. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class K, Class R, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation

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NOTES TO FINANCIAL STATEMENTS (continued)

of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,173,900,508	$	– 0	–	$1,173,900,508
Mortgage Pass-Throughs		– 0	–	600,889,692		– 0	–	600,889,692
Corporates – Non-Investment Grade		– 0	–	345,772,367		8,016,201	(a)	353,788,568
Collateralized Mortgage Obligations		– 0	–	306,801,872		– 0	–	306,801,872
Corporates – Investment Grade		– 0	–	290,793,820		– 0	–	290,793,820
Emerging Markets – Treasuries		– 0	–	111,563,202		– 0	–	111,563,202
Emerging Markets – Sovereigns		– 0	–	86,172,745		– 0	–	86,172,745
Asset-Backed Securities		– 0	–	36,042,634		37,887,463		73,930,097
Emerging Markets – Corporate Bonds		– 0	–	61,111,613		208,335		61,319,948
Local Governments – Provincial Bonds		– 0	–	54,832,835		– 0	–	54,832,835

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Investments in Securities:	Level 1			Level 2			Level 3		Total
Collateralized Loan Obligations	$	– 0	–	$	– 0	–	$51,596,204		$51,596,204
Agencies		– 0	–		42,755,691		– 0	–	42,755,691
Bank Loans		– 0	–		27,808,038		7,720,394		35,528,432
Commercial Mortgage-Backed Securities		– 0	–		19,038,020		10,859,086		29,897,106
Quasi-Sovereigns		– 0	–		10,385,259		– 0	–	10,385,259
Common Stocks		3,391,453			1,110,991		5,200,845	(a)	9,703,289
Inflation-Linked Securities		– 0	–		6,916,420		– 0	–	6,916,420
Governments – Sovereign Bonds		– 0	–		5,348,469		– 0	–	5,348,469
Local Governments – US Municipal Bonds		– 0	–		2,975,257		– 0	–	2,975,257
Local Governments – Regional Bonds		– 0	–		1,046,430		– 0	–	1,046,430
Preferred Stocks		– 0	–		– 0	–	834,450		834,450
Whole Loan Trusts		– 0	–		– 0	–	809,056		809,056
Warrants		10,486			– 0	–	0	(a)	10,486
Short-Term Investments		4,141,059			– 0	–	– 0	–	4,141,059

Total Investments in Securities		7,542,998			3,185,265,863		123,132,034		3,315,940,895
Other Financial Instruments(b):
Assets:
Futures		6,442,987			– 0	–	– 0	–	6,442,987	(c)
Forward Currency Exchange Contracts		– 0	–		6,979,974		– 0	–	6,979,974
Centrally Cleared Credit Default Swaps		– 0	–		5,536,864		– 0	–	5,536,864	(c)
Centrally Cleared Interest Rate Swaps		– 0	–		811,939		– 0	–	811,939	(c)
Credit Default Swaps		– 0	–		869,920		– 0	–	869,920
Liabilities:
Futures		(1,222,411)			– 0	–	– 0	–	(1,222,411	)(c)
Forward Currency Exchange Contracts		– 0	–		(5,201,830)		– 0	–	(5,201,830)
Interest Rate Swaptions		– 0	–		(67,979)		– 0	–	(67,979)
Currency Options Written		– 0	–		(186,044)		– 0	–	(186,044)
Centrally Cleared Credit Default Swaps		– 0	–		(5,601,275)		– 0	–	(5,601,275	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–		(3,578,642)		– 0	–	(3,578,642	)(c)
Credit Default Swaps		– 0	–		(26,454,575)		– 0	–	(26,454,575)
Total Return Swaps		– 0	–		(984,728)		– 0	–	(984,728)
Variance Swaps		– 0	–		(180,871)		– 0	–	(180,871)
Reverse Repurchase Agreements		(14,029,387)			– 0	–	– 0	–	(14,029,387)

Total		$(1,265,813)			$3,157,208,616		$123,132,034		$3,279,074,837

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade(a)		Collateralized Mortgage Obligations			Asset-Backed Securities
Balance as of 10/31/18	$5,130,445			$2,358,544		$45,113,715
Accrued discounts/(premiums)	57,451			– 0	–	2,870
Realized gain (loss)	2,853			– 0	–	(4,055,111)
Change in unrealized appreciation/depreciation	(1,077,713)			– 0	–	415,207
Purchases/Payups	3,103,521			– 0	–	2,909,243
Sales/Paydowns	(168,000)			– 0	–	(6,498,461)
Transfers in to Level 3	967,644			– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(2,358,544)		– 0	–

Balance as of 4/30/19	$8,016,201		$	– 0	–	$37,887,463

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(b)	$(1,078,989)		$	– 0	–	$(1,248,528)

	Emerging Markets - Corporate Bonds		Collateralized Loan Obligations			Bank Loans
Balance as of 10/31/18	$344,626			$55,545,759		$3,649,183
Accrued discounts/(premiums)	(1,193)			(2,220)		3,212
Realized gain (loss)	– 0	–		94,466		45,899
Change in unrealized appreciation/depreciation	(135,098)			(882,876)		(26,889)
Purchases/Payups	– 0	–		999,700		3,401,113
Sales/Paydowns	– 0	–		(4,158,625)		(503,115)
Transfers in to Level 3	– 0	–		– 0	–	4,318,302
Transfers out of Level 3	– 0	–		– 0	–	(3,167,311)

Balance as of 4/30/19	$208,335			$51,596,204		$7,720,394

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(b)	$(135,098)			$(786,790)		$(31,756)

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	Commercial Mortgage-Backed Securities		Common Stocks(a)			Preferred Stocks
Balance as of 10/31/18	$8,616,054			$5,424,648		$834,450
Accrued discounts/(premiums)	5,040			– 0	–	– 0	–
Realized gain (loss)	12,034			493,790		– 0	–
Change in unrealized appreciation/depreciation	143,776			147,093		– 0	–
Purchases/Payups	4,520,301			486,519		– 0	–
Sales/Paydowns	(2,438,119)			(1,351,205)		– 0	–
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 4/30/19	$10,859,086			$5,200,845		$834,450

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(b)	$167,907			$619,440		$ – 0	–

	Whole Loan Trusts		Warrants(a)			Total
Balance as of 10/31/18	$1,389,874		$	– 0	–	$128,407,298
Accrued discounts/(premiums)	1,114			– 0	–	66,274
Realized gain (loss)	(182,044)			– 0	–	(3,588,113)
Change in unrealized appreciation/depreciation	19,675			– 0	–	(1,396,825)
Purchases/Payups	– 0	–		– 0	–	15,420,397
Sales/Paydowns	(419,563)			– 0	–	(15,537,088)
Transfers in to Level 3	– 0	–		– 0	–	5,285,946	(c)
Transfers out of Level 3	– 0	–		– 0	–	(5,525,855	)(c)

Balance as of 4/30/19	$809,056		$	– 0	–	$123,132,034

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(b)	$(100,382)		$	– 0	–	$(2,594,196)

(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2019. Securities priced (i) by third party vendors, or (ii) by brokers are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/19			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$	– 0	–	Qualitative Assessment		$– 0 –
		$165,779		Recovery Analysis	Collateral Value	$100.00 / N/A
		$1,235,867		Market- Approach	EBITDA* Projection EBITDA* Multiples	$117mm / N/A 6.1X / N/A

$1,401,646

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	Fair Value at 4/30/19			Valuation Technique	Unobservable Input	Input
Common Stocks		$1,535,134		Market- Approach	EBITDA* Projection EBITDA* Multiples	$298.8mm / N/A 6.4X / N/A
		$212,998		Market- Approach	EBITDA* Projection EBITDA* Multiples	$530mm / N/A 13.7X / N/A
	$	– 0	–	Qualitative Assessment		$– 0 –

		$1,748,132

Preferred Stocks		$834,450		Market- Approach	EBITDA* Projection EBITDA* Multiples	$530mm / N/A 13.7X / N/A
Whole Loan Trusts		$370,232		Recovery Analysis	Cumulative Loss	<20% / N/A
		$115,008		Recovery Analysis	Cumulative Loss	<20% / N/A
		$323,816		Discounted Cash Flow	Cash Flow Yield	100.00% / N/A

		$809,056

Warrants	$	– 0	–	Qualitative Assessment		$– 0 –

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in cumulative loss and cash flow yield in isolation would be expected to result in a significantly lower (higher) fair value measurement. A significant increase (decrease) in collateral value and EBITDA projections/multiples in isolation would be expected to result in a significant higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

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interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

9. Redemption Fees

The Fund imposed a .75% fee on redemption and exchanges of Advisor Class shares. This fee is retained by the Fund and is included in the financial statements as a component of additional paid-in capital. The fee was effective until July 22, 2016.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .77%, 1.52% and .52% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. The Expense Caps may not be terminated by the Adviser before January 31, 2020. The Predecessor Fund did not have an Expense Cap. For the six months ended April 30, 2019, such reimbursement/waivers amounted to $945,493. Any fees waived and expenses borne by the Adviser through April 22, 2018 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to

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repayment amount to $990,111, $1,361,441 and $396,862 for the years ended October 31, 2016, October 31, 2017 and October 31, 2018, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above. Prior to April 21, 2016, the Predecessor Fund paid the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Predecessor Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Predecessor Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Predecessor Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swap, less interest on money borrowed by the Predecessor Fund) accrued by the Predecessor Fund during the month. However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Predecessor Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

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It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

During the six months ended April 30, 2019 and the year ended October 31, 2018, the Adviser reimbursed the Fund $6,818 and $28,261, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2019, the reimbursement for such services amounted to $36,646.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Prior to the Reorganization Computershare Trust Company, N.A. was the Transfer Agent. Such compensation retained by ABIS amounted to $416,638 for the six months ended April 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Distributor has advised the Fund that it has retained front-end sales charges of $21,835 from the sale of Class A shares and received $10,202 and $21,991 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2019, such waiver amounted to $19,261.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$37,089	$488,288	$521,236	$4,141	$449

Brokerage commissions paid on investment transactions for the six months ended April 30, 2019 amounted to $97,372, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the

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commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$522,424,359	$284,842,759
U.S. government securities	3,531,893,717	3,566,399,067

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$77,679,584
Gross unrealized depreciation	(74,017,421)

Net unrealized appreciation	$3,662,163

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may

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purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net

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realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a

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realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2019, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended April 30, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the six months ended April 30, 2019, the Fund held written options for hedging and non-hedging purposes. During the six months ended April 30, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value

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and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the

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Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2019, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of

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protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2019, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $4,260,240.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2019, the Fund held credit default swaps for non-hedging purposes.

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Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2019, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2019, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a

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settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$6,442,987	*	Receivable/Payable for variation margin on futures	$1,222,411	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,043,113	*	Receivable/Payable for variation margin on centrally cleared swaps	1,181,737	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	811,939	*	Receivable/Payable for variation margin on centrally cleared swaps	3,578,642	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	6,979,974		Unrealized depreciation on forward currency exchange contracts	5,201,830

Interest rate contracts				Swaptions written, at value	67,979

Foreign exchange contracts				Options written, at value	186,044

Credit contracts	Market value on credit default swaps	869,920		Market value on credit default swaps	26,454,575

Credit contracts				Unrealized depreciation on total return swaps	984,728

Foreign exchange contracts				Unrealized depreciation on variance swaps	180,871

Total		$16,147,933			$39,058,817

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$19,798,185	$11,866,468

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	1,636,881	(573,457)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(8,041,600)	1,726,835

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,064,369)	(128,698)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,722,281)	(490,234)

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(85,655)	– 0	–

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(967,341)	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$2,710,031	$250,528

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	476,592	– 0	–

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	48,001	55,394

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	148,160	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(699,579)	(8,380,774)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,600,630	4,473,144

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(898,884)	(140,880)

Total		$12,938,771	$8,658,326

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2019:

Futures:
Average notional amount of buy contracts	$1,094,530,593
Average notional amount of sale contracts	$362,011,026
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$465,936,040
Average principal amount of sale contracts	$889,977,576
Purchased Options:
Average notional amount	$179,282,357	(a)
Purchased Swaptions:
Average notional amount	$133,473,026	(a)
Options Written:
Average notional amount	$191,809,378
Swaptions Written:
Average notional amount	$167,068,482	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$225,874,128
Credit Default Swaps:
Average notional amount of buy contracts	$64,178,571
Average notional amount of sale contracts	$295,199,761
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$91,411,177
Average notional amount of sale contracts	$76,410,916
Total Return Swaps:
Average notional amount	$52,700,000
Variance Swaps:
Average notional amount	$8,424,407

(a)	Positions were open for four months during the period.

(b)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia and New Zealand Banking Group Ltd.	$10,318	$(63)	$	– 0	–	$	– 0	–	$10,255
Barclays Bank PLC	159	(159)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	377,137	(182,393)	– 0	–	– 0	–	194,744
Citibank, NA	1,434,056	(603,458)	– 0	–	– 0	–	830,598
Citigroup Global Markets, Inc.	869,920	(869,920)	– 0	–	– 0	–	– 0	–
Credit Suisse International	115,701	(115,701)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	5,196	(5,196)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	2,844,487	(2,844,487)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	111,583	(111,583)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	735,435	(735,435)	– 0	–	– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	445,147	(445,147)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	251,232	(104,040)	– 0	–	– 0	–	147,192
Standard Chartered Bank	115,034	(115,034)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	33,459	(33,459)	– 0	–	– 0	–	– 0	–
UBS AG	501,030	(675)	– 0	–	– 0	–	500,355

Total	$7,849,894	$(6,166,750)	$	– 0	–	$	– 0	–	$1,683,144	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$63	$(63)	$	– 0	–	$	– 0	–	$	– 0	–
Bank of America, NA	53,491	– 0	–	– 0	–	– 0	–	53,491
Barclays Bank PLC	1,343,112	(159)	– 0	–	(1,292,987)	49,966
BNP Paribas SA	182,393	(182,393)	– 0	–	– 0	–	– 0	–
Citibank, NA	603,458	(603,458)	– 0	–	– 0	–	– 0	–
Citigroup Global Markets, Inc.	5,191,101	(869,920)	– 0	–	(4,321,181)	– 0	–
Credit Suisse International	4,808,956	(115,701)	– 0	–	(4,446,252)	247,003
Deutsche Bank AG	3,674,162	(5,196)	– 0	–	(3,668,966)	– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Goldman Sachs Bank USA/Goldman Sachs International	$11,683,005	$(2,844,487)	$	– 0	–	$(8,838,518)	$	– 0	–
HSBC Bank USA	1,754,610	(111,583)	– 0	–	(1,466,339)	176,688
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	1,504,830	(735,435)	– 0	–	(769,395)	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,221,479	(445,147)	– 0	–	(589,199)	187,133
Natwest Markets PLC	104,040	(104,040)	– 0	–	– 0	–	– 0	–
Societe Generale	23,478	– 0	–	– 0	–	– 0	–	23,478
Standard Chartered Bank	844,489	(115,034)	– 0	–	(729,455)	– 0	–
State Street Bank & Trust Co.	82,685	(33,459)	– 0	–	– 0	–	49,226
UBS AG	675	(675)	– 0	–	– 0	–	– 0	–

Total	$33,076,027	$(6,166,750)	$	– 0	–	$(26,122,292)	$786,985	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2019, the Fund earned drop income of $3,079,966 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2019, the average amount of reverse repurchase agreements outstanding was $14,812,652 and the daily weighted average interest rate was 1.28%. At April 30, 2019, the Fund had reverse repurchase agreements outstanding in the amount of $14,029,387 as reported on the statement of assets and liabilities.

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The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2019:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$5,707,820	$5,707,820	$	– 0	–
Credit Suisse (Europe)	6,016,096	6,016,096		– 0	–
JPMorgan Chase Bank	2,305,471	2,305,471		– 0	–

Total	$14,029,387	$14,029,387	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the six months ended April 30, 2019, the Fund had no commitments outstanding and did not receive commitment fees.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Common Stock

During the years ended December 31, 2015 and December 31, 2014 the Predecessor Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On June 25, 2014, the Predecessor Fund announced a share repurchase program for the Predecessor Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Predecessor Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period. This share repurchase program is intended to benefit long-term Predecessor Fund stockholders by the repurchase of Predecessor Fund shares at a discount to their net asset value. During the years ended December 31, 2015 and December 31, 2014, the Predecessor Fund repurchased 12,172,242 and 14,903,847 shares, respectively, at an average discount of 10.45% and 10.09%, respectively, from net asset value. The share repurchase program expired on June 25, 2015.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class A
Shares sold	7,057,755	32,114,424	$53,578,675	$252,914,475

Shares issued in reinvestment of dividends and distributions	400,270	1,146,597	3,049,827	8,920,450

Shares converted from Class C	1,497	11,741	11,403	89,977

Shares redeemed	(16,766,495)	(22,604,798)	(126,466,040)	(174,654,492)

Net increase (decrease)	(9,306,973)	10,667,964	$(69,826,135)	$87,270,410

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class C
Shares sold	3,637,815	6,215,383	$27,670,571	$48,710,990

Shares issued in reinvestment of dividends and distributions	167,605	282,813	1,280,558	2,202,886

Shares converted to Class A	(1,496)	(11,726)	(11,403)	(89,977)

Shares redeemed	(2,306,268)	(3,182,470)	(17,475,298)	(24,535,511)

Net increase	1,497,656	3,304,000	$11,464,428	$26,288,388

Advisor Class
Shares sold	87,285,601	185,948,197	$666,099,561	$1,457,082,069

Shares issued in reinvestment of dividends and distributions	4,936,588	9,334,370	37,707,632	72,616,877

Shares redeemed	(75,193,418)	(121,941,646)	(567,808,459)	(943,540,747)

Net increase	17,028,771	73,340,921	$135,998,734	$586,158,199

NOTE G

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating.

There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price

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NOTES TO FINANCIAL STATEMENTS (continued)

volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2019.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$119,744,550	$60,370,948

Total taxable distributions paid	119,744,550	60,370,948
Tax return of capital	10,545,474	– 0	–

Total distributions paid	$130,290,024	$60,370,948

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(138,008,372	)(a)
Unrealized appreciation/(depreciation)	(84,959,089	)(b)

Total accumulated earnings/(deficit)	$(222,967,461	)(c)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $137,987,468. As of October 31, 2018, the cumulative deferred loss on straddles was $20,904.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and the tax treatment of grantor trusts.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to dividends payable, the tax treatment of defaulted securities, and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $53,007,488 and a

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NOTES TO FINANCIAL STATEMENTS (continued)

net long-term capital loss carryforward of $84,979,980, which may be carried forward for an indefinite period.

NOTE J

Reorganization

At a meeting held on August 6, 2015 the Board, on behalf of the Fund, and the Board of Directors of the Predecessor Fund, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Predecessor Fund, and the Predecessor Fund shareholders approved the Reorganization Agreement at a Special Meeting of Shareholders held on March 1, 2016. The acquisition was completed at the close of business April 21, 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund’s shares were transferred in exchange for the Fund’s Advisor Class shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization		Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization			Aggregate net assets immediately after the Reorganization
Predecessor Fund*	215,833,695		– 0	–		$1,725,148,833	+	$	– 0	–
The Fund	– 0	–	215,833,695		$	– 0	–		$1,725,148,833

*	Represents the accounting survivor.

+

Includes distributions in excess of net investment income of ($20,163,122) and unrealized appreciation on investments of $61,667,545, with a fair value of $2,379,923,538 and identified cost of $2,318,255,993.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after

December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,	April 21, 2016(a) to October 31, 2016
2018	2017

Net asset value, beginning of period	$ 7.49	$ 8.09	$ 8.08	$ 7.99

Income From Investment Operations

Net investment income(b)(c)	.17	.29	.36	.17	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	(.50)	.05	.08

Contributions from Affiliates	.00	(d)	.00	(d)	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.43	(.21)	.41	.25

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.36)	(.40)	(.16)

Return of capital	– 0	–	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.39)	(.40)	(.16)

Net asset value, end of period	$ 7.73	$ 7.49	$ 8.09	$ 8.08

Total Return

Total investment return based on net asset value(e)	5.79%	(2.71)%	5.17%	3.14	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$168,449	$232,931	$165,294	$2,104

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.77	%^	1.08%	1.03%	1.16	%^

Expenses, before waivers/reimbursements(f)	.85	%^	1.16%	1.11%	1.37	%^

Net investment income(c)	4.46	%^	3.73%	4.42%	4.06	%^†

Portfolio turnover rate	131%	105%	42%	14%

See footnote summary on page 113.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,	April 21, 2016(a) to October 31, 2016
2018	2017

Net asset value, beginning of period	$ 7.50	$ 8.10	$ 8.09	$ 7.99

Income From Investment Operations

Net investment income(b)(c)	.14	.23	.30	.14	†

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30	(.50)	.05	.09

Contributions from Affiliates	.00	(d)	.00	(d)	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.44	(.27)	.35	.23

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.30)	(.34)	(.13)

Return of capital	– 0	–	(.03)	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.33)	(.34)	(.13)

Net asset value, end of period	$ 7.74	$ 7.50	$ 8.10	$ 8.09

Total Return

Total investment return based on net asset value(e)	5.39%	(3.43)%	4.37%	2.85	%†

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$96,528	$82,283	$62,121	$1,133

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	1.52	%^	1.83%	1.78%	1.90	%^

Expenses, before waivers/reimbursements(f)	1.60	%^	1.92%	1.87%	2.15	%^

Net investment income(c)	3.75	%^	2.98%	3.68%	3.34	%^†

Portfolio turnover rate	131%	105%	42%	14%

See footnote summary on page 113.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,				January 1, 2016 to October 31, 2016(g)		Year Ended December 31,
			2018		2017				2015		2014		2013

Net asset value, beginning of period	$ 7.50		$ 8.10		$ 8.09		$ 7.86		$ 8.34		$ 8.13		$ 8.89

Income From Investment Operations

Net investment income(b)	.18	(c)	.31	(c)	.41	(c)	.29	(c)†	.38		.42		.40

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.22		(.50)		.02		.22		(.41)		.19		(.71)
Contributions from Affiliates	.00	(d)	.00	(d)	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.40		(.19)		.43		.51		(.03)		.61		(.31)

Less: Dividends and Distributions

Dividends from net investment income	(.16)		(.38)		(.42)		(.28)		(.46)		(.45)		(.41)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.05)		– 0	–	(.04)

Return of capital	– 0	–	(.03)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)		(.41)		(.42)		(.28)		(.51)		(.45)		(.45)

Redemption fee	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–

Anti-Dilutive Effect of Share Repurchase Program	– 0	–	– 0	–	– 0	–	– 0	–	.06		.05		– 0	–

Net asset value, end of period	$ 7.74		$ 7.50		$ 8.10		$ 8.09		$ 7.86		$ 8.34		$ 8.13

Market value, end of period	N/A		N/A		N/A		N/A		$ 7.67		$ 7.47		$ 7.13

Discount, end of period	N/A		N/A		N/A		N/A		(2.42)%		(10.43)%		(12.30)%

Total Return

Total investment return based on:

Market value	N/A		N/A		N/A		N/A		9.71	%(h)	11.28	%(h)	(6.50	)%(h)

Net asset value	5.91	%(e)	(2.46	)%(e)	5.44	%(e)	6.66	%(e)†	.70	%(h)	8.96	%(h)	(2.86	)%(h)

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$2,426		$2,222		$1,806		$916		$1,696		$1,902		$1,976

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	.52	%^	.83%		.81%		.88	%^	.75%		.67%		.63%

Expenses, before waivers/reimbursements(f)	.60	%^	.91%		.93%		.96	%^	.75%		.67%		.63%

Net investment income	4.74	%(c)^	3.98	%(c)	5.11	%(c)	4.29	%(c)^†	4.57%		5.02%		4.74%

Portfolio turnover rate	131%		105%		42%		14%		34%		32%		107%
See footnote summary on page 113.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Inception date.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios, excluding interest expense are:

	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,		January 1, 2016 to October 31, 2016(g)		Year Ended December 31,
			2018	2017			2015	2014	2013

Class A

Net of waivers/reimbursements	.77	%^	.77%	.77%	.88	%^	N/A	N/A	N/A

Before waivers/reimbursements	.85	%^	.85%	.85%	1.09	%^	N/A	N/A	N/A
Class C

Net of waivers/reimbursements	1.52	%^	1.52%	1.52%	1.63	%^	N/A	N/A	N/A

Before waivers/reimbursements	1.60	%^	1.60%	1.61%	1.87	%^	N/A	N/A	N/A
Advisor Class

Net of waivers/reimbursements	.52	%^	.52%	.54%	.61	%^	.61%	.61%	.57%

Before waivers/reimbursements	.60	%^	.60%	.65%	.69	%^	.61%	.61%	.57%

(g)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(h)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended October 31, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.003	.04%	.03%

^	Annualized.

See notes to financial statements.

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RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of the AB Bond Fund, Inc. (the “Company”)—AB Income Fund (the “Fund”) was held on October 11, 2018 and adjourned until December 11, 2018. A description of the proposals and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Authority Withheld:
Michael J. Downey	597,977,395	9,244,618
William H. Foulk, Jr.*	597,736,690	9,485,323
Nancy P. Jacklin	598,689,945	8,532,068
Robert M. Keith	598,598,638	8,623,374
Carol C. McMullen	598,899,879	8,322,134
Gary L. Moody	598,193,129	9,028,884
Marshall C. Turner, Jr.	598,009,820	9,212,192
Earl D. Weiner	597,757,352	9,464,661

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For:	Voted Against:	Abstain:	Broker Non-Votes:
165,717,714	2,320,405	3,870,785	72,806,780

*	Mr. Foulk retired December 31, 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2),*, Vice President Scott DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President Matthew S. Sheridan(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, DiMaggio, Distenfeld, Peebles and Sheridan.

*	Mr. DeNoon is expected to retire on or about January 1, 2020.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB Income Fund (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds,

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actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it

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has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

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the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Income Fund (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory

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Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund

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will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2016 and calendar 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the

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Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels and that the Fund’s net assets were approximately at the level of the first breakpoint. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0152-0419

APR    04.30.19

SEMI-ANNUAL REPORT

AB INTERMEDIATE BOND PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Bond Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 12, 2019

This report provides management’s discussion of fund performance for AB Intermediate Bond Portfolio for the semi-annual reporting period ended April 30, 2019.

At a meeting held on May 7-9, 2019, the Board of Directors of AB Bond Fund, Inc. approved changes to the Fund’s name, investment objective and principal strategies, which will take effect on or about July 12, 2019. The changes would eliminate the current guidelines for the average duration and maturity of the Fund and address certain related matters. The Fund is expected to be renamed “AB Total Return Bond Portfolio.”

The Fund’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. Effective on or about July 12, 2019: The Fund’s investment objective is to maximize long-term total return without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF APRIL 30, 2019 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE BOND PORTFOLIO

Class A Shares	5.11%	4.58%

Class B Shares[1]	4.81%	3.89%

Class C Shares	4.73%	3.81%

Advisor Class Shares[2]	5.33%	4.83%

Class R Shares[2]	4.98%	4.32%

Class K Shares[2]	5.20%	4.67%

Class I Shares[2]	5.33%	4.83%

Class Z Shares[2]	5.32%	4.92%

Bloomberg Barclays US Aggregate Bond Index	5.49%	5.29%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2019.

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During the six-month period, all share classes of the Fund underperformed the benchmark, before sales charges. The Fund’s shorter-than-benchmark duration detracted, relative to the benchmark, as yields fell during the period. Security selection contributed, primarily due to selection within commercial mortgage-backed securities (“CMBS”) and investment-grade corporates. Sector allocation also contributed, helped most by an underweight position in US Treasuries, while off-benchmark exposures to inflation-linked securities and non-agency mortgages detracted. Country positioning (a result of bottom-up security analysis combined with fundamental research) contributed to returns, while currency selection did not have a meaningful impact on performance.

During the 12-month period, all share classes of the Fund underperformed the benchmark, before sales charges. The Fund’s short duration positioning detracted, as intermediate- and longer-maturity yields fell in the period. Security selection contributed, largely because of beneficial selection within CMBS and investment-grade corporates. Sector allocation also added to returns, helped most by an underweight position in US Treasuries and an overweight to high-yield corporates. Off-benchmark allocations to non-agency mortgages and inflation-linked securities detracted. Currency selection modestly contributed to returns.

During both periods, the Fund utilized currency forwards to hedge currency risk and actively manage currency positions. Credit default swaps were utilized in the corporate and CMBS sectors for hedging and investment purposes. Treasury futures and interest rate swaps were utilized to manage duration, country exposure and yield-curve positioning. Variance swaps were used to hedge against flight-to-quality tail events and had an immaterial impact on absolute returns. Interest rate swaptions were used for investment purposes to take active yield-curve positioning during the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets generally performed well over the six-month period ended April 30, 2019. Worries over a global trade war, geopolitical uncertainty and tighter monetary policy gave way to risk-on sentiment following a dovish pivot from the US Federal Reserve (the “Fed”), trade-talk progress and Chinese policy stimulus. Global high yield and investment-grade securities performed in line, outpacing the positive returns of developed-market treasuries. Emerging-market debt sectors rallied strongly, a function of positive idiosyncratic developments and a more favorable macro backdrop, particularly the more patient Fed.

The Fed increased interest rates quarterly in 2018 and began to formally reduce its balance sheet, as widely expected, before surprising markets with a dovish pivot in 2019. Markets around the globe reacted positively to the Fed’s tightening pause. Although the European Central Bank (“ECB”) formally ended its bond-buying program, the bank also turned more dovish

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 3

in 2019, pointing to a continent-wide slowdown in economic growth. ECB officials announced a new series of targeted longer-term refinancing operations and pushed out any rate hikes until at least 2020. Central banks in Canada and Australia grew more dovish as well, ruling out interest-rate hikes for the remainder of the year, while the Bank of Japan echoed the sentiment by adjusting forward guidance to indicate that interest rates would remain low until at least 2020.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to 10 years and an average duration of three to six years. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

Effective on or about July 12, 2019, the guidelines for the average duration and maturity of the Fund will be eliminated.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the

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DISCLOSURES AND RISKS (continued)

value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.64%

1 Year	4.58%	0.14%

5 Years	2.72%	1.84%

10 Years	4.96%	4.51%

CLASS B SHARES			1.96%

1 Year	3.89%	0.89%

5 Years	1.97%	1.97%

10 Years[2]	4.52%	4.52%

CLASS C SHARES			2.00%

1 Year	3.81%	2.81%

5 Years	1.97%	1.97%

10 Years	4.22%	4.22%

ADVISOR CLASS SHARES[3]			3.04%

1 Year	4.83%	4.83%

5 Years	2.99%	2.99%

10 Years	5.26%	5.26%

CLASS R SHARES[3]			2.38%

1 Year	4.32%	4.32%

5 Years	2.48%	2.48%

10 Years	4.73%	4.73%

CLASS K SHARES[3]			2.69%

1 Year	4.67%	4.67%

5 Years	2.75%	2.75%

10 Years	4.99%	4.99%

CLASS I SHARES[3]			3.02%

1 Year	4.83%	4.83%

5 Years	2.99%	2.99%

10 Years	5.25%	5.25%

CLASS Z SHARES[3]			3.12%

1 Year	4.92%	4.92%

5 Years	3.01%	3.01%

Since Inception[4]	3.02%	3.02%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.01%, 1.80%, 1.76%, 0.76%, 1.35%, 1.08%, 0.72% and 0.64% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

0.77%, 1.52%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2019.

2	Assumes conversion of Class B shares into Class A shares after six years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 4/25/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.70%

5 Years	1.97%

10 Years	4.77%

CLASS B SHARES

1 Year	-0.03%

5 Years	2.10%

10 Years[1]	4.81%

CLASS C SHARES

1 Year	1.89%

5 Years	2.08%

10 Years	4.47%

ADVISOR CLASS SHARES[2]

1 Year	3.91%

5 Years	3.12%

10 Years	5.51%

CLASS R SHARES[2]

1 Year	3.40%

5 Years	2.59%

10 Years	4.99%

CLASS K SHARES[2]

1 Year	3.75%

5 Years	2.86%

10 Years	5.26%

CLASS I SHARES[2]

1 Year	3.90%

5 Years	3.12%

10 Years	5.52%

CLASS Z SHARES[2]

1 Year	4.00%

Since Inception[3]	2.99%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 4/25/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,051.10	$3.92	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class B
Actual	$1,000	$1,048.10	$7.72	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Class C
Actual	$1,000	$1,047.30	$7.72	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Advisor Class
Actual	$1,000	$1,053.30	$2.65	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
Class R
Actual	$1,000	$1,049.80	$5.18	1.02%
Hypothetical**	$1,000	$1,019.74	$5.11	1.02%
Class K
Actual	$1,000	$1,052.00	$3.92	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class I
Actual	$1,000	$1,053.30	$2.65	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
Class Z
Actual	$1,000	$1,053.20	$2.65	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $342.7

TOP TEN SECTORS (including derivatives)1

Interest Rate Swaps[2]	32.4%

Governments – Treasuries[3]	26.2

Corporates – Investment Grade[4]	22.3

Mortgage Pass-Throughs	17.6

Commercial Mortgage-Backed Securities[4]	14.9

Collateralized Mortgage Obligations	9.3

Asset-Backed Securities	7.1

Inflation-Linked Securities	6.1

Corporates – Non-Investment Grade[4]	2.6

Emerging Markets – Corporate Bonds	0.5

SECTOR BREAKDOWN (excluding derivatives)5

Corporates – Investment Grade	23.4%	Emerging Markets – Corporate Bonds	0.5%

Mortgage Pass-Throughs	17.1	Local Governments – US Municipal Bonds	0.4

Governments – Treasuries	16.3	Quasi-Sovereigns	0.3

Commercial Mortgage-Backed Securities	12.2	Common Stocks	0.2

Collateralized Mortgage Obligations	9.0	Emerging Markets – Sovereigns	0.1

Asset-Backed Securities	6.9	Short-Term	4.9

Inflation-Linked Securities	5.9		100.0%

Corporates – Non-Investment Grade	2.8

1

All data are as of April 30, 2019. The Fund’s sectors include derivative exposure and are expressed as approximate percentages of the Fund’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2

Represents the exposure of the Fund’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

3	Includes Treasury Futures.

4	Includes Credit Default Swaps.

5

All data are as of April 30, 2019. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

April 30, 2019 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 24.0%
Industrial – 12.1%
Basic – 1.0%
DowDuPont, Inc. 4.205%, 11/15/23	U.S.$	485	$508,430
4.493%, 11/15/25		485	520,361
Eastman Chemical Co. 3.80%, 3/15/25		220	225,575
Glencore Funding LLC 4.125%, 5/30/23(a)		516	527,352
Mexichem SAB de CV 4.00%, 10/04/27(a)		350	341,966
4.875%, 9/19/22(a)		225	234,278
Suzano Austria GmbH 6.00%, 1/15/29(a)		497	531,531
Vale Overseas Ltd. 6.25%, 8/10/26		433	473,648

			3,363,141

Capital Goods – 0.3%
Embraer Netherlands Finance BV 5.40%, 2/01/27		540	579,833
United Technologies Corp. 3.95%, 8/16/25		600	626,904

			1,206,737

Communications - Media – 1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		740	784,267
5.05%, 3/30/29		675	714,346
Comcast Corp. 4.15%, 10/15/28		725	766,463
Cox Communications, Inc. 2.95%, 6/30/23(a)		233	230,921
Time Warner Cable LLC 4.50%, 9/15/42		230	204,447
5.00%, 2/01/20		740	750,249

			3,450,693

Communications - Telecommunications – 1.6%
AT&T, Inc. 3.40%, 5/15/25		1,610	1,617,454
4.125%, 2/17/26		1,161	1,201,113
4.35%, 3/01/29		500	516,850

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)	U.S.$	740	$753,142
Verizon Communications, Inc. 4.862%, 8/21/46		355	386,293
Vodafone Group PLC 3.75%, 1/16/24		297	302,100
4.125%, 5/30/25		653	673,733

			5,450,685

Consumer Cyclical - Automotive – 0.4%
Ford Motor Credit Co. LLC 5.875%, 8/02/21		590	617,541
General Motors Financial Co., Inc. 4.00%, 1/15/25		106	106,612
4.30%, 7/13/25		135	137,194
5.10%, 1/17/24		665	704,421

			1,565,768

Consumer Non-Cyclical – 2.2%
Anheuser-Busch InBev Worldwide, Inc. 5.55%, 1/23/49		325	361,091
Becton Dickinson and Co. 3.734%, 12/15/24		180	182,684
Biogen, Inc. 4.05%, 9/15/25		683	704,378
Cigna Corp. 3.75%, 7/15/23(a)		252	256,395
4.125%, 11/15/25(a)		299	309,028
4.375%, 10/15/28(a)		399	411,429
CVS Health Corp. 4.10%, 3/25/25		450	458,325
4.30%, 3/25/28		450	454,212
Gilead Sciences, Inc. 2.55%, 9/01/20		910	908,744
Mylan, Inc. 3.125%, 1/15/23(a)		1,000	979,930
Reynolds American, Inc. 6.875%, 5/01/20		345	357,817
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/23(a)		530	556,760
Tyson Foods, Inc. 2.65%, 8/15/19		164	163,879
3.95%, 8/15/24		541	558,312
4.00%, 3/01/26		81	83,410
4.35%, 3/01/29		88	91,817
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		377	376,095

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zoetis, Inc. 3.45%, 11/13/20	U.S.$	334	$337,173

			7,551,479

Energy – 3.6%
Antero Resources Corp. 5.125%, 12/01/22		100	100,391
Cenovus Energy, Inc. 3.00%, 8/15/22		42	41,406
5.70%, 10/15/19		65	65,741
Devon Energy Corp. 5.00%, 6/15/45		225	235,483
Encana Corp. 3.90%, 11/15/21		415	423,304
Energy Transfer Operating LP 4.50%, 4/15/24		78	81,482
4.75%, 1/15/26		1,138	1,192,089
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		135	140,580
Enterprise Products Operating LLC 3.70%, 2/15/26		1,025	1,049,743
5.20%, 9/01/20		235	242,562
Hess Corp. 4.30%, 4/01/27		648	652,368
Kinder Morgan, Inc./DE 3.15%, 1/15/23		1,700	1,704,148
Marathon Oil Corp. 3.85%, 6/01/25		111	112,599
6.80%, 3/15/32		650	790,543
Noble Energy, Inc. 3.85%, 1/15/28		275	273,520
3.90%, 11/15/24		580	592,534
4.15%, 12/15/21		290	297,752
ONEOK, Inc. 4.35%, 3/15/29		425	437,682
Plains All American Pipeline LP/PAA Finance Corp. 2.85%, 1/31/23		362	355,249
3.60%, 11/01/24		802	800,003
3.85%, 10/15/23		175	177,362
Sabine Pass Liquefaction LLC 5.00%, 3/15/27		482	513,036
5.625%, 3/01/25		1,346	1,477,518
Western Midstream Operating LP 4.50%, 3/01/28		200	204,996
4.75%, 8/15/28		130	135,346

16 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Williams Cos., Inc. (The) 4.125%, 11/15/20	U.S.$	403	$409,202

			12,506,639

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 3/25/24(a)		530	553,317

Services – 0.5%
Expedia Group, Inc. 3.80%, 2/15/28		636	625,042
S&P Global, Inc. 4.40%, 2/15/26		584	628,256
Total System Services, Inc. 4.00%, 6/01/23		309	317,664

			1,570,962

Technology – 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		181	179,688
3.875%, 1/15/27		395	377,012
Broadcom, Inc. 3.625%, 10/15/24(a)		270	266,071
4.25%, 4/15/26(a)		270	266,822
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		469	508,593
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(a)		629	626,767
KLA-Tencor Corp. 4.65%, 11/01/24		614	655,697
Lam Research Corp. 2.80%, 6/15/21		269	269,223
Seagate HDD Cayman 4.75%, 1/01/25		336	328,500
Western Digital Corp. 4.75%, 2/15/26		335	323,275

			3,801,648

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		545	548,153

			41,569,222

Financial Institutions – 11.3%
Banking – 10.2%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		200	209,846

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AIB Group PLC 4.263%, 4/10/25(a)	U.S.$	500	$505,005
4.75%, 10/12/23(a)		225	232,999
American Express Co. Series C 4.90%, 3/15/20(b)		461	461,124
Banco Santander SA 3.25%, 4/04/26(a)	EUR	300	370,626
3.50%, 4/11/22	U.S.$	400	404,736
5.179%, 11/19/25		600	637,218
Bank of America Corp. Series DD 6.30%, 3/10/26(b)		185	203,097
Series L 3.95%, 4/21/25		1,455	1,486,166
Series Z 6.50%, 10/23/24(b)		289	317,013
Banque Federative du Credit Mutuel SA 2.75%, 10/15/20(a)		565	564,446
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		129	138,064
BB&T Corp. 2.625%, 6/29/20		319	318,624
BNP Paribas SA 2.375%, 5/21/20		355	353,892
4.705%, 1/10/25(a)		500	523,090
Series E 2.25%, 1/11/27(a)	EUR	345	407,205
BPCE SA 2.75%, 1/11/23(a)	U.S.$	319	315,513
5.70%, 10/22/23(a)		230	246,825
Capital One Financial Corp. 3.30%, 10/30/24		901	899,396
Citigroup, Inc. 3.70%, 1/12/26		1,000	1,018,290
3.875%, 3/26/25		827	838,975
Citizens Bank NA/Providence RI 2.25%, 3/02/20		380	378,408
Commonwealth Bank of Australia/New York NY Series G 2.30%, 3/12/20		250	249,195
Compass Bank 2.875%, 6/29/22		895	890,444
5.50%, 4/01/20		1,339	1,368,364
Cooperatieve Rabobank UA 4.375%, 8/04/25		1,373	1,424,405

18 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Agricole SA/London 2.75%, 6/10/20(a)	U.S.$	378	$378,121
3.25%, 10/04/24(a)		257	254,438
3.375%, 1/10/22(a)		355	357,549
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		600	611,076
Discover Bank 4.682%, 8/09/28		250	254,468
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		254	257,467
3.85%, 7/08/24		905	927,598
Series D 6.00%, 6/15/20		1,282	1,325,755
HSBC Bank USA NA 4.875%, 8/24/20		360	369,446
HSBC Holdings PLC 4.25%, 3/14/24		1,170	1,205,825
4.292%, 9/12/26		831	865,603
ING Bank NV 5.80%, 9/25/23(a)		871	943,380
ING Groep NV 6.875%, 4/16/22(a)(b)		425	443,067
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		288	277,724
JPMorgan Chase & Co. 3.22%, 3/01/25		890	889,955
3.54%, 5/01/28		790	789,613
Series Z 5.30%, 5/01/20(b)		200	203,398
KeyBank NA/Cleveland OH 2.25%, 3/16/20		629	626,799
Lloyds Banking Group PLC 3.90%, 3/12/24		300	305,532
4.582%, 12/10/25		729	747,028
Manufacturers & Traders Trust Co. 2.625%, 1/25/21		550	549,736
Morgan Stanley 5.00%, 11/24/25		640	691,622
Series G 4.35%, 9/08/26		1,030	1,067,307
National Australia Bank Ltd./New York Series G 2.625%, 7/23/20		300	299,817
Nationwide Building Society 4.00%, 9/14/26(a)		950	930,867
PNC Bank NA 2.60%, 7/21/20		250	249,845

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Santander Holdings USA, Inc. 4.40%, 7/13/27	U.S.$	890	$902,442
Standard Chartered PLC 5.20%, 1/26/24(a)		350	369,968
UBS AG/Stamford CT 7.625%, 8/17/22		620	690,537
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		436	451,888
US Bancorp Series J 5.30%, 4/15/27(b)		380	393,581
Wells Fargo & Co. 3.069%, 1/24/23		712	712,263
3.75%, 1/24/24		818	841,796

			34,948,477

Finance – 0.5%
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25		556	546,615
4.418%, 11/15/35		272	253,730
Synchrony Financial 4.50%, 7/23/25		1,008	1,027,948

			1,828,293

Insurance – 0.6%
American International Group, Inc. 8.175%, 5/15/58		76	92,107
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)		294	305,660
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		110	112,624
MetLife Capital Trust IV 7.875%, 12/15/37(a)		699	860,518
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		246	383,044
Voya Financial, Inc. 5.65%, 5/15/53		180	181,206

			1,935,159

			38,711,929

Utility – 0.6%
Electric – 0.6%
Enel Chile SA 4.875%, 6/12/28		514	544,267
Exelon Generation Co. LLC 2.95%, 1/15/20		453	453,032

20 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)	U.S.$	580	$617,714
TECO Finance, Inc. 5.15%, 3/15/20		380	387,239

			2,002,252

Total Corporates – Investment Grade (cost $80,369,934)			82,283,403

MORTGAGE PASS-THROUGHS – 17.6%
Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 4.897% (LIBOR 12 Month + 2.00%), 1/01/37(c)		25	26,248

Agency Fixed Rate 15-Year – 1.4%
Federal National Mortgage Association Series 2016 2.50%, 8/01/31-1/01/32		3,699	3,662,473
Series 2017 2.50%, 2/01/32		1,020	1,010,711

			4,673,184

Agency Fixed Rate 30-Year – 16.2%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		185	202,935
Series 2007 5.50%, 7/01/35		26	28,945
Series 2016 4.00%, 2/01/46		1,342	1,398,316
Series 2017 4.00%, 7/01/44		1,064	1,107,697
Series 2018 4.00%, 8/01/48-12/01/48		3,035	3,144,757
4.50%, 3/01/48-11/01/48		4,111	4,337,865
5.00%, 11/01/48		804	857,923
Federal National Mortgage Association Series 2003 5.50%, 4/01/33-7/01/33		176	191,691
Series 2004 5.50%, 4/01/34-1/01/35		585	640,786
Series 2005 5.50%, 2/01/35		73	80,077
Series 2007 5.50%, 8/01/37		343	374,595

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Series 2010 4.00%, 12/01/40	U.S.$	634		$660,624
Series 2013 4.00%, 10/01/43		1,494		1,555,501
Series 2016 3.50%, 1/01/47		1,468		1,485,679
Series 2017 3.50%, 9/01/47-1/01/48		11,919		12,061,741
Series 2018 3.50%, 11/01/47-4/01/48		11,171		11,305,662
4.00%, 8/01/48-12/01/48		3,898		4,035,856
4.50%, 9/01/48		4,035		4,250,222
Government National Mortgage Association Series 1990 9.00%, 12/15/19		0	**	1
Series 1999 8.15%, 9/15/20		3		2,678
Series 2016 3.00%, 4/20/46-5/20/46		1,057		1,056,341
Series 2019 4.50%, 5/01/49, TBA		6,525		6,766,629

				55,546,521

Other Agency Fixed Rate Programs – 0.0%
Federal National Mortgage Association Series 2012 2.50%, 5/01/22		93		93,236

Total Mortgage Pass-Throughs (cost $59,907,418)				60,339,189

GOVERNMENTS – TREASURIES – 16.7%
Peru – 0.8%
Peru Government Bond 5.94%, 2/12/29(a)	PEN	8,624		2,755,554

United States – 15.9%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	1,378		1,200,152
2.50%, 2/15/45-5/15/46		4,460		4,104,433
2.875%, 8/15/45-11/15/46		1,556		1,540,829
3.00%, 5/15/45-2/15/49		4,846		4,911,022
3.125%, 8/15/44(d)		8,704		9,024,649
3.375%, 11/15/48		1,699		1,847,989
4.375%, 2/15/38		1,013		1,260,710
4.50%, 2/15/36		856		1,067,343
5.375%, 2/15/31		1,179		1,515,936

22 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 1.25%, 3/31/21	U.S.$	802	$786,712
1.375%, 9/30/20		11,657	11,502,575
1.75%, 11/30/21		3,478	3,434,229
1.875%, 1/31/22-4/30/22		2,633	2,605,572
2.125%, 12/31/22(d)		3,430	3,414,496
2.625%, 2/15/29		4,651	4,698,237
3.125%, 5/15/21		1,610	1,636,917

			54,551,801

Total Governments – Treasuries (cost $57,330,864)			57,307,355

COMMERCIAL MORTGAGE-BACKED SECURITIES – 12.5%
Non-Agency Fixed Rate CMBS – 9.9%
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 5/10/58		735	741,472
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 1.00%, 3/13/35(a)		1,305	1,333,212
Citigroup Commercial Mortgage Trust Series 2013-GC11, Class B 3.732%, 4/10/46(e)		500	505,296
Series 2013-GC17, Class D 5.262%, 11/10/46(a)(e)		565	572,400
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,223	1,231,617
Series 2015-GC27, Class XA 1.52%, 2/10/48(f)		9,521	584,450
Series 2015-GC35, Class A4 3.818%, 11/10/48		340	355,049
Series 2016-GC36, Class A5 3.616%, 2/10/49		425	439,022
Series 2018-B2, Class A4 4.009%, 3/10/51		1,050	1,112,294
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		292	287,424
Series 2015-CR24, Class A5 3.696%, 8/10/48		430	445,841
Series 2015-CR25, Class A4 3.759%, 8/10/48		1,045	1,088,455
Series 2015-DC1, Class A5 3.35%, 2/10/48		765	776,674

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-PC1, Class A5 3.902%, 7/10/50	U.S.$	685	$714,339
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 6/15/57		332	340,281
Series 2015-C3, Class A4 3.718%, 8/15/48		573	592,687
Series 2015-C4, Class A4 3.808%, 11/15/48		1,450	1,509,486
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		1,078	1,076,714
GS Mortgage Securities Trust Series 2013-G1, Class A2 3.557%, 4/10/31(a)		766	774,138
Series 2018-GS9, Class A4 3.992%, 3/10/51		1,125	1,189,342
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(e)		14	14,465
Series 2011-C5, Class D 5.547%, 8/15/46(a)(e)		127	128,502
Series 2012-C6, Class D 5.32%, 5/15/45(e)		690	692,681
Series 2012-C6, Class E 5.32%, 5/15/45(a)(e)		389	363,905
Series 2012-C8, Class AS 3.424%, 10/15/45(a)		850	860,368
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 8/15/47		735	763,127
Series 2015-C30, Class A5 3.822%, 7/15/48		425	442,436
Series 2015-C31, Class A3 3.801%, 8/15/48		1,009	1,049,480
Series 2015-C32, Class C 4.816%, 11/15/48(e)		540	557,742
Series 2015-C33, Class A4 3.77%, 12/15/48		1,050	1,093,840
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.228%, 9/15/50(f)		4,755	304,684
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39(e)		140	96,922

24 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LSTAR Commercial Mortgage Trust Series 2015-3, Class A2 2.729%, 4/20/48(a)	U.S.$	296	$295,439
Series 2016-4, Class A2 2.579%, 3/10/49(a)		615	604,835
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5 3.892%, 6/15/47		730	763,006
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56(e)(g)		365	340,128
Series 2016-UB12, Class A4 3.596%, 12/15/49		660	679,111
UBS Commercial Mortgage Trust Series 2018-C10, Class A4 4.313%, 5/15/51		750	808,298
Series 2018-C8, Class A4 3.983%, 2/15/51		720	756,441
Series 2018-C9, Class A4 4.117%, 3/15/51		1,300	1,379,333
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,101,645
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 2/15/48		1,040	1,062,136
Series 2015-SG1, Class C 1.00%, 9/15/48(e)		516	518,602
Series 2016-C35, Class XA 2.128%, 7/15/48(f)		3,875	411,059
Series 2016-LC24, Class XA 1.838%, 10/15/49(f)		9,058	836,436
Series 2016-LC25, Class C 4.567%, 12/15/59(e)		545	556,833
Series 2016-NXS6, Class C 4.456%, 11/15/49(e)		600	619,456
Series 2018-C43, Class A4 4.012%, 3/15/51		900	951,024
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.348%, 3/15/45(a)(f)		7,763	293,681

			34,015,808

Non-Agency Floating Rate CMBS – 2.6%
Ashford Hospitality Trust Series 2018-ASHF, Class A 3.373% (LIBOR 1 Month + 0.90%), 4/15/35(a)(c)		698	694,060

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2018-KEYS, Class A 3.473% (LIBOR 1 Month + 1.00%), 5/15/35(a)(c)	U.S.$	1,000	$999,372
Atrium Hotel Portfolio Trust Series 2018-ATRM, Class A 3.423% (LIBOR 1 Month + 0.95%), 6/15/35(a)(c)		750	749,169
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.473% (LIBOR 1 Month + 1.00%), 11/15/33(a)(c)(e)		1,330	1,330,119
BHMS Series 2018-ATLS, Class A 3.723% (LIBOR 1 Month + 1.25%), 7/15/35(a)(c)		675	674,569
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 3.293% (LIBOR 1 Month + 0.82%), 6/15/35(a)(c)		700	689,721
BX Trust Series 2018-EXCL, Class A 3.56% (LIBOR 1 Month + 1.09%), 9/15/37(a)(c)		780	776,949
Cloverleaf Cold Storage Trust Series 2019-CHL2, Class A 3.553% (LIBOR 1 Month + 1.08%), 3/15/36(a)(c)		662	662,932
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.517% (LIBOR 1 Month + 1.03%), 11/19/35(a)(c)		541	540,945
Great Wolf Trust Series 2017-WOLF, Class A 3.323% (LIBOR 1 Month + 0.85%), 9/15/34(a)(c)		655	654,394
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.423% (LIBOR 1 Month + 1.95%), 11/15/26(c)(h)		173	172,337
Starwood Retail Property Trust Series 2014-STAR, Class A 3.693% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		1,060	1,057,348

			9,001,915

26 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.00%, 7/16/46(f)	U.S.$	800	$8

Total Commercial Mortgage-Backed Securities (cost $42,794,533)			43,017,731

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.3%
Risk Share Floating Rate – 7.2%
Bellemeade Re Ltd. Series 2017-1, Class M1 4.177% (LIBOR 1 Month + 1.70%), 10/25/27(a)(c)		335	336,239
Series 2018-2A, Class M1B 3.827% (LIBOR 1 Month + 1.35%), 8/25/28(a)(c)		505	503,876
Series 2018-3A, Class M1B 4.327% (LIBOR 1 Month + 1.85%), 10/25/27(a)(c)		815	819,365
Series 2019-2A, Class M1C 4.48% (LIBOR 1 Month + 2.00%), 4/25/29(a)(c)		337	337,233
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 4.877% (LIBOR 1 Month + 2.40%), 4/25/31(a)(c)		378	385,433
Series 2019-R01, Class 2M2 4.927% (LIBOR 1 Month + 2.45%), 7/25/31(a)(c)		845	861,396
Series 2019-R02, Class 1M2 4.777% (LIBOR 1 Month + 2.30%), 8/25/31(a)(c)		335	340,918
Series 2019-R03, Class 1M2 4.627% (LIBOR 1 Month + 2.15%), 9/25/31(a)(c)		670	677,522
Eagle RE Ltd. Series 2018-1, Class M2 5.477% (LIBOR 1 Month + 3.00%), 11/25/28(a)(c)		325	327,487
Federal Home Loan Mortgage Corp. Series 2019-DNA1, Class M2 5.127% (LIBOR 1 Month + 2.65%), 1/25/49(a)(c)		750	772,753
Series 2019-HQA1, Class M2 4.827% (LIBOR 1 Month + 2.35%), 2/25/49(a)(c)		800	812,973

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 6.477% (LIBOR 1 Month + 4.00%), 8/25/24(c)	U.S.$	662	$713,634
Series 2014-DN4, Class M3 7.027% (LIBOR 1 Month + 4.55%), 10/25/24(c)		211	231,480
Series 2014-HQ3, Class M3 7.227% (LIBOR 1 Month + 4.75%), 10/25/24(c)		637	700,031
Series 2015-DNA2, Class M2 5.077% (LIBOR 1 Month + 2.60%), 12/25/27(c)		265	267,686
Series 2015-HQA1, Class M2 5.127% (LIBOR 1 Month + 2.65%), 3/25/28(c)		176	178,448
Series 2015-HQA2, Class M3 7.277% (LIBOR 1 Month + 4.80%), 5/25/28(c)		500	566,404
Series 2016-DNA1, Class M3 8.036% (LIBOR 1 Month + 5.55%), 7/25/28(c)		330	385,384
Series 2016-DNA2, Class M3 7.127% (LIBOR 1 Month + 4.65%), 10/25/28(c)		650	723,428
Series 2017-DNA3, Class M2 4.977% (LIBOR 1 Month + 2.50%), 3/25/30(c)		250	257,698
Series 2017-HQA2, Class M2 5.127% (LIBOR 1 Month + 2.65%), 12/25/29(c)		250	258,423
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M2 5.477% (LIBOR 1 Month + 3.00%), 7/25/24(c)		275	293,349
Series 2014-C04, Class 2M2 7.477% (LIBOR 1 Month + 5.00%), 11/25/24(c)		118	130,772
Series 2015-C01, Class 1M2 6.777% (LIBOR 1 Month + 4.30%), 2/25/25(c)		213	231,071
Series 2015-C01, Class 2M2 7.027% (LIBOR 1 Month + 4.55%), 2/25/25(c)		235	252,202

28 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C02, Class 1M2 6.477% (LIBOR 1 Month + 4.00%), 5/25/25(c)	U.S.$	391	$421,486
Series 2015-C02, Class 2M2 6.477% (LIBOR 1 Month + 4.00%), 5/25/25(c)		245	261,064
Series 2015-C03, Class 1M2 7.477% (LIBOR 1 Month + 5.00%), 7/25/25(c)		481	534,336
Series 2015-C03, Class 2M2 7.477% (LIBOR 1 Month + 5.00%), 7/25/25(c)		439	482,791
Series 2015-C04, Class 1M2 8.177% (LIBOR 1 Month + 5.70%), 4/25/28(c)		669	761,612
Series 2015-C04, Class 2M2 8.027% (LIBOR 1 Month + 5.55%), 4/25/28(c)		440	489,900
Series 2016-C01, Class 1M2 9.227% (LIBOR 1 Month + 6.75%), 8/25/28(c)		953	1,104,214
Series 2016-C01, Class 2M2 9.427% (LIBOR 1 Month + 6.95%), 8/25/28(c)		418	484,425
Series 2016-C02, Class 1M2 8.477% (LIBOR 1 Month + 6.00%), 9/25/28(c)		1,097	1,246,478
Series 2016-C03, Class 2M2 8.377% (LIBOR 1 Month + 5.90%), 10/25/28(c)		1,127	1,273,484
Series 2016-C05, Class 2M2 6.927% (LIBOR 1 Month + 4.45%), 1/25/29(c)		1,220	1,326,491
Series 2017-C01, Class 1M2 6.027% (LIBOR 1 Month + 3.55%), 7/25/29(c)		465	499,216
Series 2017-C03, Class 1M2 5.477% (LIBOR 1 Month + 3.00%), 10/25/29(c)		485	515,097
Series 2017-C04, Class 2M2 5.327% (LIBOR 1 Month + 2.85%), 11/25/29(c)		320	332,878
Series 2017-C05, Class 1M2 4.677% (LIBOR 1 Month + 2.20%), 1/25/30(c)		500	507,703
Series 2017-C07, Class 2M2 4.977% (LIBOR 1 Month + 2.50%), 5/25/30(c)		300	305,931

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Re Ltd. Series 2018-1, Class M1 4.077% (LIBOR 1 Month + 1.60%), 10/25/28(a)(c)	U.S.$	655	$654,554
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.727% (LIBOR 1 Month + 4.25%), 11/25/24(c)(h)		78	85,088
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.484% (LIBOR 1 Month + 2.00%), 3/27/24(c)(h)		496	495,692
Radnor RE Ltd. Series 2019-1, Class M1B 4.427% (LIBOR 1 Month + 1.95%), 2/25/29(a)(c)		835	837,498
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.727% (LIBOR 1 Month + 5.25%), 11/25/25(c)(h)		342	385,540
Series 2015-WF1, Class 2M2 7.977% (LIBOR 1 Month + 5.50%), 11/25/25(c)(h)		102	117,794

			24,488,477

Agency Floating Rate – 1.1%
Federal Home Loan Mortgage Corp. REMICs Series 4116, Class LS 3.727% (6.20% – LIBOR 1 Month), 10/15/42(c)(i)		1,396	266,480
Series 4719, Class JS 3.677% (6.15% – LIBOR 1 Month), 9/15/47(c)(i)		1,650	273,439
Federal National Mortgage Association REMICs Series 2011-131, Class ST 4.063% (6.54% – LIBOR 1 Month), 12/25/41(c)(i)		978	193,020
Series 2012-70, Class SA 4.073% (6.55% – LIBOR 1 Month), 7/25/42(c)(i)		1,764	362,386
Series 2015-90, Class SL 3.673% (6.15% – LIBOR 1 Month), 12/25/45(c)(i)		1,942	348,079
Series 2016-77, Class DS 3.51% (6.00% – LIBOR 1 Month), 10/25/46(c)(i)		1,965	332,880

30 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2017-16, Class SG 3.565% (6.05% – LIBOR 1 Month), 3/25/47(c)(i)	U.S.$	2,009	$349,487
Series 2017-26, Class TS 3.46% (5.95% – LIBOR 1 Month), 4/25/47(c)(i)		1,876	342,662
Series 2017-62, Class AS 3.673% (6.15% – LIBOR 1 Month), 8/25/47(c)(i)		1,969	336,761
Series 2017-81, Class SA 3.723% (6.20% – LIBOR 1 Month), 10/25/47(c)(i)		2,026	374,003
Series 2017-97, Class LS 3.723% (6.20% – LIBOR 1 Month), 12/25/47(c)(i)		1,748	338,496
Government National Mortgage Association Series 2017-65, Class ST 3.669% (6.15% – LIBOR 1 Month), 4/20/47(c)(i)		1,914	353,740

			3,871,433

Non-Agency Fixed Rate – 0.7%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35		152	129,197
Series 2006-24CB, Class A16 5.75%, 8/01/36		290	238,791
Series 2006-28CB, Class A14 6.25%, 10/25/36		212	169,770
Series 2006-J1, Class 1A13 5.50%, 2/25/36		161	144,602
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 4.31%, 5/25/35		240	243,536
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		80	60,658
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		291	223,494
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		264	209,501
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.587%, 7/25/36		701	618,224

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 3/25/32	U.S.$	452	$260,554

			2,298,327

Non-Agency Floating Rate – 0.3%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 2.667% (LIBOR 1 Month + 0.19%), 12/25/36(c)		637	352,729
HomeBanc Mortgage Trust Series 2005-1, Class A1 2.727% (LIBOR 1 Month + 0.25%), 3/25/35(c)		200	173,646
Impac Secured Assets Corp. Series 2005-2, Class A2D 2.907% (LIBOR 1 Month + 0.43%), 3/25/36(c)		315	268,637
Residential Accredit Loans, Inc. Trust Series 2007-QS4, Class 2A4 2.817% (LIBOR 1 Month + 0.34%), 3/25/37(c)		659	195,874

			990,886

Agency Fixed Rate – 0.0%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 3.126%, 5/28/35(e)		65	62,233

Total Collateralized Mortgage Obligations (cost $31,004,501)			31,711,356

ASSET-BACKED SECURITIES – 7.1%
Autos - Fixed Rate – 4.2%
AmeriCredit Automobile Receivables Trust Series 2017-3, Class A2A 1.69%, 12/18/20		30	29,821
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 6/20/22(a)		418	419,441
Series 2018-1A, Class A 3.70%, 9/20/24(a)		920	941,034
Series 2018-2A, Class A 4.00%, 3/20/25(a)		755	783,563
CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20		37	37,448

32 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(a)	U.S.$	600	$635,128
Series 2017-D, Class A 1.87%, 3/15/21(a)		117	117,048
CPS Auto Trust Series 2017-A, Class E 7.07%, 4/15/24(a)		550	577,310
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(a)		148	148,247
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		270	281,247
Series 2016-3A, Class D 6.40%, 7/17/23(a)		350	360,518
Series 2017-1A, Class D 6.20%, 11/15/23(a)		525	543,747
Series 2017-2A, Class A 2.11%, 6/15/21(a)		7	6,726
Series 2017-3A, Class A 2.05%, 12/15/21(a)		170	169,792
Series 2017-3A, Class C 3.68%, 7/17/23(a)		385	388,290
Series 2018-1A, Class A 2.21%, 5/17/21(a)		87	86,475
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		350	370,624
Series 2016-4, Class E 6.44%, 1/16/24(a)		565	575,764
Series 2017-2, Class A 1.85%, 7/15/21(a)		116	115,402
Series 2017-3, Class A 1.88%, 10/15/21(a)		171	170,043
Series 2017-4, Class A 2.07%, 4/15/22(a)		177	176,205
Series 2018-3, Class B 3.59%, 12/16/24(a)		675	682,722
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		322	321,223
Ford Credit Floorplan Master Owner Trust Series 2017-1, Class A1 2.07%, 5/15/22		710	705,448

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GMF Floorplan Owner Revolving Trust Series 2016-1, Class A1 1.96%, 5/17/21(a)	U.S.$	860	$859,758
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		386	387,113
Series 2015-3A, Class A 2.67%, 9/25/21(a)		180	178,870
Series 2017-1A, Class A 2.96%, 10/25/21(a)		950	947,440
Series 2019-1A, Class A 3.71%, 3/25/23(a)		680	689,113
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 6/27/22(a)		1,035	1,042,312
Westlake Automobile Receivables Trust Series 2019-1A, Class A1 2.769%, 2/18/20(a)		686	686,018
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(a)		929	925,626

			14,359,516

Other ABS - Fixed Rate – 2.1%
CLUB Credit Trust Series 2017-P2, Class A 2.61%, 1/15/24(a)(e)		195	194,333
Consumer Loan Underlying Bond Credit Trust Series 2017-P1, Class B 3.56%, 9/15/23(a)(e)		700	700,643
Series 2018-P1, Class A 3.39%, 7/15/25(a)(e)		306	305,962
Marlette Funding Trust Series 2017-1A, Class C 6.658%, 3/15/24(a)(e)		750	764,608
Series 2017-3A, Class A 2.36%, 12/15/24(a)(e)		46	45,533
Series 2017-3A, Class B 3.01%, 12/15/24(a)(e)		543	542,366
Series 2018-3A, Class A 3.20%, 9/15/28(a)(e)		477	477,301
Series 2018-4A, Class A 3.71%, 12/15/28(a)(e)		338	340,762
Prosper Marketplace Issuance Trust Series 2017-2A, Class B 3.48%, 9/15/23(a)(e)		109	109,396
SBA Tower Trust Series 2015-1A,Class C 3.156%, 10/08/20(a)(e)		688	689,416

34 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)(e)	U.S.$	143	$142,921
Series 2016-3, Class A 3.05%, 12/26/25(a)(e)		177	177,275
Series 2017-1, Class A 3.28%, 1/26/26(a)(e)		160	160,361
Series 2017-2, Class A 3.28%, 2/25/26(a)(e)		224	224,430
Series 2017-3, Class A 2.77%, 5/25/26(a)(e)		197	196,778
Series 2017-4, Class B 3.59%, 5/26/26(a)(e)		870	876,248
Series 2017-6, Class A2 2.82%, 11/25/26(a)(e)		725	722,393
SoFi Consumer Loan Program Trust Series 2018-1, Class A1 2.55%, 2/25/27(a)(e)		249	248,488
Series 2018-3, Class A2 3.67%, 8/25/27(a)(e)		341	343,545

			7,262,759

Credit Cards - Fixed Rate – 0.8%
World Financial Network Credit Card Master Trust Series 2017-B, Class A 1.98%, 6/15/23		685	683,532
Series 2018-B, Class A 3.46%, 7/15/25		330	335,533
Series 2018-B, Class M 3.81%, 7/15/25		825	837,240
Series 2019-A, Class M 3.61%, 12/15/25		780	787,144

			2,643,449

Home Equity Loans - Fixed Rate – 0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33(e)		60	60,866

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 3.602% (LIBOR 1 Month + 1.13%), 12/25/32(c)(e)		29	28,789

Total Asset-Backed Securities (cost $24,105,780)			24,355,379

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 6.1%
Japan – 1.0%
Japanese Government CPI Linked Bond Series 22 0.10%, 3/10/27	JPY	377,367	$3,507,841

United States – 5.1%
U.S. Treasury Inflation Index 0.125%, 4/15/21-7/15/26 (TIPS)	U.S.$	12,367	12,239,488
0.375%, 7/15/25 (TIPS)		4,394	4,387,458
0.75%, 7/15/28 (TIPS)		665	678,344

			17,305,290

Total Inflation-Linked Securities (cost $20,711,576)			20,813,131

CORPORATES – NON-INVESTMENT GRADE – 2.8%
Industrial – 1.4%
Capital Goods – 0.1%
TransDigm, Inc. 6.25%, 3/15/26(a)		362	376,990

Communications - Media – 0.0%
CSC Holdings LLC 6.75%, 11/15/21		120	128,392

Communications - Telecommunications – 0.3%
Sprint Capital Corp. 6.90%, 5/01/19		970	970,000

Consumer Cyclical - Automotive – 0.1%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26(a)	EUR	130	149,682

Consumer Non-Cyclical – 0.4%
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)	U.S.$	475	475,066
HCA, Inc. 5.375%, 9/01/26		445	468,251
Spectrum Brands, Inc. 5.75%, 7/15/25		512	524,826

			1,468,143

Energy – 0.2%
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		459	466,431

36 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transocean Poseidon Ltd. 6.875%, 2/01/27(a)	U.S.$	225	$239,592

			706,023

Other Industrial – 0.1%
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		361	364,917

Technology – 0.1%
CommScope, Inc. 5.50%, 3/01/24(a)		172	179,370
6.00%, 3/01/26(a)		235	248,959

			428,329

Transportation - Services – 0.1%
XPO Logistics, Inc. 6.75%, 8/15/24(a)		400	413,828

			5,006,304

Financial Institutions – 1.4%
Banking – 1.2%
CIT Group, Inc. 5.25%, 3/07/25		383	407,336
Citigroup, Inc. 5.95%, 1/30/23(b)		216	224,517
Series Q 5.95%, 8/15/20(b)		575	586,770
Credit Suisse Group AG 7.50%, 12/11/23(a)(b)		363	389,180
Goldman Sachs Group, Inc. (The) Series M 5.375%, 5/10/20(b)		482	489,683
Series P 1.00%, 11/10/22(b)		204	194,216
Morgan Stanley Series J 5.55%, 7/15/20(b)		110	112,290
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(b)		320	343,994
Series U 4.921% (LIBOR 3 Month + 2.32%), 9/30/27(b)(c)		700	663,663
Standard Chartered PLC 4.093% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		400	335,356
7.50%, 4/02/22(a)(b)		363	382,851

			4,129,856

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.2%
Navient Corp. 6.625%, 7/26/21	U.S.$	440	$462,445
7.25%, 1/25/22		99	106,109

			568,554

			4,698,410

Total Corporates – Non-Investment Grade (cost $9,610,628)			9,704,714

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.4%
Capital Goods – 0.0%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)(j)(k)		341	54,560
7.125%, 6/26/42(a)(j)(k)		394	63,093

			117,653

Communications - Telecommunications – 0.1%
Millicom International Cellular SA 6.625%, 10/15/26(a)		475	508,146

Consumer Non-Cyclical – 0.1%
BRF SA 3.95%, 5/22/23(a)		203	193,865
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(h)(j)(l)		660	21,998

			215,863

Energy – 0.1%
Cosan Luxembourg SA 7.00%, 1/20/27(a)		201	212,055

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 1/18/25(a)		315	319,191

			1,372,908

Utility – 0.1%
Electric – 0.1%
Genneia SA 8.75%, 1/20/22(a)		261	205,417
Terraform Global Operating LLC 6.125%, 3/01/26(h)		153	152,850

			358,267

Total Emerging Markets – Corporate Bonds (cost $2,455,965)			1,731,175

38 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California
Series 2010 7.625%, 3/01/40 (cost $1,398,793)	U.S.$	970	$1,476,437

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Indonesia – 0.3%
Pertamina Persero PT 6.45%, 5/30/44(a)		350	401,781
Perusahaan Listrik Negara PT 5.45%, 5/21/28(a)		452	483,619

Total Quasi-Sovereigns (cost $825,002)			885,400

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(e)(j)(m) (cost $626,000)		626	602,446

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(a) (cost $235,000)	U.S.$	235	237,350

		Shares
SHORT-TERM INVESTMENTS – 5.0%
Investment Companies – 2.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.37%(n)(o)(p) (cost $9,731,841)		9,731,841	9,731,841

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Governments – Treasuries – 2.2%
Japan – 2.2%
Japan Treasury Discount Bill Series 822 Zero Coupon, 7/01/19 (cost $7,550,347)	JPY	830,000	$7,452,900

Total Short-Term Investments (cost $17,282,188)			17,184,741

Total Investments – 102.6% (cost $348,658,182)			351,649,807
Other assets less liabilities – (2.6)%			(8,957,460)

Net Assets – 100.0%			$342,692,347

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	4	June 2019	$527,125	$(1,896)
U.S. T-Note 2 Yr (CBT) Futures	64	June 2019	13,632,500	33,999
U.S. T-Note 5 Yr (CBT) Futures	65	June 2019	7,516,641	932
U.S. T-Note 10 Yr (CBT) Futures	65	June 2019	8,038,672	107,614
U.S. Ultra Bond (CBT) Futures	40	June 2019	6,571,250	59,363

Sold Contracts
10 Yr Japan Bond (OSE) Futures	3	June 2019	4,113,201	(4,461)
Euro Buxl 30 Yr Bond Futures	13	June 2019	2,751,982	(46,158)
Long Gilt Futures	26	June 2019	4,316,658	(2,049)

				$147,344

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	INR	45,635	USD	652	7/16/19	$3,739
Barclays Bank PLC	USD	51	INR	3,576	7/16/19	304
BNP Paribas SA	CAD	2,245	USD	1,685	5/09/19	8,473
BNP Paribas SA	CHF	739	USD	727	6/13/19	(252)
BNP Paribas SA	USD	821	CAD	1,095	5/09/19	(4,071)
Citibank, NA	KRW	732,643	USD	645	5/16/19	15,623
Citibank, NA	PEN	5,046	USD	1,527	5/23/19	1,831
Citibank, NA	USD	666	CNY	4,473	6/12/19	(1,628)
Citibank, NA	USD	382	INR	26,987	7/16/19	1,524
Citibank, NA	USD	670	INR	47,017	7/16/19	(2,047)
Deutsche Bank AG	CHF	656	USD	656	6/13/19	9,110

40 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	INR	59,164	USD	843	7/16/19	$2,091
HSBC Bank USA	BRL	1,903	USD	479	5/03/19	(6,242)
HSBC Bank USA	USD	482	BRL	1,903	5/03/19	2,976
HSBC Bank USA	USD	839	MXN	16,102	6/13/19	4,274
HSBC Bank USA	USD	1,323	KRW	1,481,180	5/16/19	(50,583)
JPMorgan Chase Bank, NA	PLN	3,147	USD	820	7/11/19	(5,516)
JPMorgan Chase Bank, NA	EUR	709	USD	795	7/10/19	(4,971)
Morgan Stanley & Co., Inc.	BRL	1,907	USD	483	5/03/19	(2,983)
Morgan Stanley & Co., Inc.	PEN	2,723	USD	822	5/23/19	(305)
Morgan Stanley & Co., Inc.	EUR	466	USD	524	7/10/19	(2,831)
Morgan Stanley & Co., Inc.	USD	492	BRL	1,907	5/03/19	(5,469)
Natwest Markets PLC	JPY	1,192,744	USD	10,701	5/28/19	(28,786)
Natwest Markets PLC	PEN	1,392	USD	421	5/23/19	137
Natwest Markets PLC	CAD	837	USD	625	5/09/19	(188)
Natwest Markets PLC	GBP	570	USD	745	6/14/19	79
Standard Chartered Bank	USD	1,066	INR	75,359	7/16/19	4,359
State Street Bank & Trust Co.	JPY	40,345	USD	365	6/27/19	1,399
State Street Bank & Trust Co.	MXN	8,962	USD	465	6/13/19	(4,475)
State Street Bank & Trust Co.	NZD	991	USD	660	6/26/19	(3,141)
State Street Bank & Trust Co.	EUR	439	USD	498	7/10/19	2,949
State Street Bank & Trust Co.	USD	207	NOK	1,761	6/27/19	(2,417)
State Street Bank & Trust Co.	USD	822	PLN	3,139	7/11/19	898
State Street Bank & Trust Co.	USD	490	MXN	9,338	6/13/19	(325)
UBS AG	KRW	750,095	USD	660	5/16/19	15,935

						$(50,529)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	(1.00)%	Quarterly	0.58%	USD	5,620	$(120,099)	$(105,616)	$(14,483)

*	Termination date

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
NOK	335,480	6/22/20	6 Month NIBOR	1.378%	Semi-Annual/Annual	$182,245	$—	$182,245
GBP	28,200	3/01/21	6 Month LIBOR	1.113%	Semi-Annual/Semi-Annual	48,475	—	48,475
USD	13,500	3/05/21	2.631%	3 Month LIBOR	Semi-Annual/Quarterly	(55,376)	—	(55,376)
SEK	269,900	4/02/21	3 Month STIBOR	0.098%	Quarterly/ Annual	29,561	(9,913)	39,474
NOK	220,630	4/23/21	6 Month NIBOR	1.780%	Semi-Annual/Annual	9,988	—	9,988
USD	5,140	9/10/23	3 Month LIBOR	2.896%	Quarterly/ Semi-Annual	124,276	—	124,276
NOK	32,720	8/31/28	2.186%	6 Month NIBOR	Annual/Semi-Annual	(85,181)	—	(85,181)
GBP	3,380	3/01/29	1.515%	6 Month LIBOR	Semi-Annual/Semi-Annual	(69,078)	—	(69,078)
GBP	2,150	3/01/29	1.501%	6 Month LIBOR	Semi-Annual/Semi-Annual	(40,206)	—	(40,206)
USD	1,950	3/05/29	3 Month LIBOR	2.746%	Quarterly/Semi-Annual	44,721	—	44,721
JPY	136,000	1/08/49	0.673%	6 Month LIBOR	Semi-Annual/Semi-Annual	(37,095)	—	(37,095)

						$152,330	$(9,913)	$162,243

42 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)%	Quarterly	0.57%	USD	452	$(5,450)	$(761)	$(4,689)
Sprint Communications, Inc., 7.000%, 8/15/20, 6/20/19*	(5.00)	Quarterly	0.57	USD	518	(6,245)	(904)	(5,341)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.32	USD	57	(627)	705	(1,332)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	362	12,229	29,408	(17,179)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	180	6,081	12,503	(6,422)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	179	6,047	12,434	(6,387)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	171	5,777	12,144	(6,367)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	723	24,426	55,302	(30,876)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	723	24,425	53,418	(28,993)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	892	30,134	63,680	(33,546)
Credit Suisse International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.32	USD	2,085	(22,900)	25,627	(48,527)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.32	USD	20	(220)	179	(399)
Deutsche Bank AG
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.32	USD	695	(7,633)	9,210	(16,843)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.32	USD	2,592	(28,469)	26,949	(55,418)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.32	USD	777	(8,534)	8,009	(16,543)
Goldman Sachs International
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)	Monthly	0.32	USD	762	(8,370)	10,015	(18,385)

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.AAA Series 9, 9/17/58*	(0.50)%	Monthly	0.32%	USD	169	$(1,857)	$1,574	$(3,431)
CDX-CMBX.NA.BBB- Series 9, 9/17/58*	(3.00)	Monthly	3.65	USD	1,650	55,605	104,731	(49,126)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	36	(3,905)	(4,705)	800
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	201	(21,789)	(27,056)	5,267
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	85	(9,214)	(11,713)	2,499
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	297	(32,195)	(46,276)	14,081
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	41	(4,445)	(6,703)	2,258
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	269	(29,159)	(40,688)	11,529
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	252	(27,338)	(29,281)	1,943
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	362	(39,271)	(42,062)	2,791
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	504	(54,676)	(57,268)	2,592
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	723	(78,433)	(82,152)	3,719
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	504	(54,675)	(56,143)	1,468
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	857	(92,971)	(93,234)	263
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	540	(58,581)	(59,047)	466
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	200	(21,696)	(21,841)	145
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	180	(19,527)	(23,179)	3,652
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	153	(16,598)	(19,702)	3,104
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	252	(27,338)	(32,451)	5,113

44 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.88%	USD	178	$(19,310)	$(23,676)	$4,366
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	351	(38,107)	(42,959)	4,852
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	105	(11,400)	(12,851)	1,451
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	509	(55,176)	(33,420)	(21,756)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	155	(16,802)	(10,877)	(5,925)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,882	(203,989)	(78,089)	(125,900)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	2,150	(233,059)	(126,285)	(106,774)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	291	(31,545)	(43,816)	12,271
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.25	USD	850	(5,412)	(16,876)	11,464
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	745	(80,758)	(52,994)	(27,764)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	46	(4,987)	(2,680)	(2,307)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	531	(57,560)	(44,329)	(13,231)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	52	(5,637)	(6,187)	550
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	322	(34,905)	(41,182)	6,277
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	179	(19,404)	(20,781)	1,377
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	181	(19,621)	(21,005)	1,384
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	530	(57,452)	(57,951)	499
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	760	(82,384)	(61,408)	(20,976)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,125	(121,950)	(87,289)	(34,661)

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.88%	USD	219	$(23,740)	$(14,736)	$(9,004)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	311	(33,712)	(27,275)	(6,437)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	26	(2,819)	(2,365)	(454)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	52	(5,637)	(4,817)	(820)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	52	(5,637)	(5,213)	(424)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	104	(11,273)	(11,395)	122
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	260	(28,184)	(35,914)	7,730
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	574	(62,222)	(77,238)	15,016
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	356	(38,590)	(38,495)	(95)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	325	(35,230)	(50,706)	15,476
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	224	(24,282)	(37,159)	12,877
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	313	(33,930)	(52,670)	18,740
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	20	(2,168)	(3,083)	915
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	90	(9,763)	(11,714)	1,951
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	61	(6,612)	(7,900)	1,288
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,550	(168,149)	(218,595)	50,446
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	374	(40,636)	(46,552)	5,916
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	130	(14,092)	(16,324)	2,232
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	800	(86,720)	(119,996)	33,276

						$(2,250,246)	$(1,796,080)	$(454,166)

*	Termination date

46 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, the aggregate market value of these securities amounted to $70,776,012 or 20.7% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2019.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	IO – Interest Only.

(g)	Illiquid security.

(h)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.40% of net assets as of April 30, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 6.727%, 11/25/24	11/06/15	$77,611	$85,088	0.02%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 4.423%, 11/15/26	11/16/15	172,165	172,337	0.05%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.484%, 3/27/24	3/21/19	495,534	495,692	0.14%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	153,000	152,850	0.04%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	365,927	21,998	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 7.727%, 11/25/25	9/28/15	342,261	385,540	0.11%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 7.977%, 11/25/25	9/28/15	101,795	117,794	0.03%

(i)	Inverse interest only security.

(j)	Non-income producing security.

(k)	Defaulted.

(l)	Defaulted matured security.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14-1/02/14	$626,000	$602,446	0.17%

(n)	Affiliated investments.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PLN – Polish Zloty

SEK – Swedish Krona

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rates

NIBOR – Norwegian Interbank Offered Rate

OSE – Osaka Securities Exchange

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

48 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $338,926,341)	$341,917,966
Affiliated issuers (cost $9,731,841)	9,731,841
Cash	4,112
Cash collateral due from broker	982,141
Foreign currencies, at value (cost $5,367)	33,319
Interest receivable	1,871,454
Receivable for capital stock sold	397,555
Market value on credit default swaps (net premiums paid $343,620)	164,724
Receivable for variation margin on futures	152,377
Unrealized appreciation on forward currency exchange contracts	75,701
Receivable for variation margin on centrally cleared swaps	37,386
Affiliated dividends receivable	16,083
Receivable for investment securities sold	102

Total assets	355,384,761

Liabilities
Due to custodian	23,929
Payable for investment securities purchased	9,219,108
Market value on credit default swaps (net premiums received $2,139,700)	2,414,970
Payable for capital stock redeemed	345,620
Dividends payable	200,873
Unrealized depreciation on forward currency exchange contracts	126,230
Distribution fee payable	58,297
Advisory fee payable	58,024
Transfer Agent fee payable	31,674
Administrative fee payable	23,369
Directors’ fees payable	2,386
Accrued expenses and other liabilities	187,934

Total liabilities	12,692,414

Net Assets	$342,692,347

Composition of Net Assets
Capital stock, at par	$31,164
Additional paid-in capital	346,882,180
Accumulated loss	(4,220,997)

$342,692,347

See notes to financial statements.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 49

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$223,021,564	20,283,860	$11.00	*

B	$477,040	43,371	$11.00

C	$11,133,013	1,014,778	$10.97

Advisor	$85,346,268	7,758,395	$11.00

R	$3,074,658	279,727	$10.99

K	$8,386,876	762,061	$11.01

I	$3,864,804	351,029	$11.01

Z	$7,388,124	670,547	$11.02

*	The maximum offering price per share for Class A shares was $11.49 which reflects a sales charge of 4.25%.

See notes to financial statements.

50 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (unaudited)

Investment Income
Interest	$6,266,845
Dividends—Affiliated issuers	63,253	$6,330,098

Expenses
Advisory fee (see Note B)	743,195
Distribution fee—Class A	273,119
Distribution fee—Class B	2,438
Distribution fee—Class C	55,993
Distribution fee—Class R	7,293
Distribution fee—Class K	10,041
Transfer agency—Class A	151,162
Transfer agency—Class B	466
Transfer agency—Class C	7,936
Transfer agency—Advisor Class	54,369
Transfer agency—Class R	3,792
Transfer agency—Class K	8,033
Transfer agency—Class I	1,364
Transfer agency—Class Z	727
Custodian	81,172
Registration fees	57,344
Audit and tax	46,615
Administrative	34,772
Printing	29,525
Legal	20,138
Directors’ fees	12,090
Miscellaneous	9,286

Total expenses	1,610,870
Less: expenses waived and reimbursed by the Adviser (see Note B)	(405,034)

Net expenses		1,205,836

Net investment income		5,124,262

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(45,834)
Forward currency exchange contracts		(254,920)
Futures		178,987
Swaps		401,229
Foreign currency transactions		(13,284)
Net change in unrealized appreciation/depreciation of:
Investments		10,713,929
Forward currency exchange contracts		92,613
Futures		556,367
Swaps		173,739
Foreign currency denominated assets and liabilities		(10,916)

Net gain on investment and foreign currency transactions		11,791,910

Contributions from Affiliates (see Note B)		3,028

Net Increase in Net Assets from Operations		$16,919,200

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,124,262	$8,438,575
Net realized gain (loss) on investment and foreign currency transactions	266,178	(4,788,075)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,525,732	(9,618,651)
Contributions from Affiliates (see Note B)	3,028	– 0	–

Net increase (decrease) in net assets from operations	16,919,200	(5,968,151)
Distributions to Shareholders
Class A	(4,061,883)	(5,639,033)
Class B	(7,257)	(10,588)
Class C	(166,939)	(230,790)
Advisor Class	(1,563,415)	(2,116,445)
Class R	(50,422)	(58,255)
Class K	(148,947)	(154,794)
Class I	(59,956)	(74,462)
Class Z	(143,527)	(691,696)
Capital Stock Transactions
Net increase (decrease)	5,929,256	(19,128,300)

Total increase (decrease)	16,646,110	(34,072,514)
Net Assets
Beginning of period	326,046,237	360,118,751

End of period	$342,692,347	$326,046,237

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Intermediate Bond Portfolio (the “Fund”), a diversified portfolio. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under

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NOTES TO FINANCIAL STATEMENTS (continued)

U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or

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NOTES TO FINANCIAL STATEMENTS (continued)

spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$82,283,403	$	– 0	–	$82,283,403
Mortgage Pass-Throughs		– 0	–	60,339,189		– 0	–	60,339,189
Governments – Treasuries		– 0	–	57,307,355		– 0	–	57,307,355

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3		Total
Commercial Mortgage-Backed Securities	$	– 0	–	$36,720,680		$6,297,051		$43,017,731
Collateralized Mortgage Obligations		– 0	–	31,649,123		62,233		31,711,356
Asset-Backed Securities		– 0	–	17,002,965		7,352,414		24,355,379
Inflation-Linked Securities		– 0	–	20,813,131		– 0	–	20,813,131
Corporates – Non-Investment Grade		– 0	–	9,704,714		– 0	–	9,704,714
Emerging Markets – Corporate Bonds		– 0	–	1,709,177		21,998		1,731,175
Local Governments – US Municipal Bonds		– 0	–	1,476,437		– 0	–	1,476,437
Quasi-Sovereigns		– 0	–	885,400		– 0	–	885,400
Common Stocks		– 0	–	– 0	–	602,446		602,446
Emerging Markets – Sovereigns		– 0	–	237,350		– 0	–	237,350
Short-Term Investments:
Investment Companies		9,731,841		– 0	–	– 0	–	9,731,841
Governments – Treasuries		– 0	–	7,452,900		– 0	–	7,452,900

Total Investments in Securities		9,731,841		327,581,824		14,336,142		351,649,807
Other Financial Instruments(a):
Assets:
Futures		201,908		– 0	–	– 0	–	201,908	(b)
Forward Currency Exchange Contracts		– 0	–	75,701		– 0	–	75,701
Centrally Cleared Interest Rate Swaps		– 0	–	439,266		– 0	–	439,266	(b)
Credit Default Swaps		– 0	–	164,724		– 0	–	164,724
Liabilities:
Futures		(54,564)		– 0	–	– 0	–	(54,564	)(b)
Forward Currency Exchange Contracts		– 0	–	(126,230)		– 0	–	(126,230)
Centrally Cleared Credit Default Swaps		– 0	–	(120,099)		– 0	–	(120,099	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(286,936)		– 0	–	(286,936	)(b)
Credit Default Swaps		– 0	–	(2,414,970)		– 0	–	(2,414,970)

Total		$9,879,185		$325,313,280		$14,336,142		$349,528,607

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Collateralized Mortgage Obligations		Asset- Backed Securities
Balance as of 10/31/18	$6,195,563		$716,264		$8,563,828
Accrued discounts/(premiums)	1,205		– 0	–	131
Realized gain (loss)	(1,751)		– 0	–	230
Change in unrealized appreciation/depreciation	144,180		969		58,570
Purchases/Payups	500,879		– 0	–	424,966
Sales/Paydowns	(543,025)		– 0	–	(1,695,311)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(655,000)		– 0	–

Balance as of 4/30/19	$6,297,051		$62,233		$7,352,414

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(a)	$144,929		$969		$58,373

	Emerging Markets - Corporate Bonds		Common Stocks		Total
Balance as of 10/31/18	$40,227		$627,844		$16,143,726
Accrued discounts/(premiums)	– 0	–	– 0	–	1,336
Realized gain (loss)	– 0	–	– 0	–	(1,521)
Change in unrealized appreciation/depreciation	(18,229)		(25,398)		160,092
Purchases/Payups	– 0	–	– 0	–	925,845
Sales/Paydowns	– 0	–	– 0	–	(2,238,336)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	(655,000	)(b)

Balance as of 4/30/19	$21,998		$602,446		$14,336,142

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(a)	$(18,229)		$(25,398)		$160,644

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2019. Securities priced by third party vendors are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/19	Valuation Technique	Unobservable Input	Input
Common Stocks	$602,446	Market Approach	NAV Equivalent	$962.37 / N/A

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NOTES TO FINANCIAL STATEMENTS (continued)

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in NAV Equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion up to $5 billion, ..35% of the excess over $5 billion up to $8 billion and .30% in excess of $8 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding interest expense) on an annual basis (the “Expense Caps”) to .77%, 1.52%, 1.52%, .52%, 1.02%, .77%, .52%, and .52% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Effective February 1, 2017, the Expense Cap were reduced from .85% to .77%, 1.60% to 1.52%, 1.60% to 1.52%, .60% to .52%, 1.10% to 1.02%, .85% to .77%, .60% to .52%, and .60% to .52% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. This waiver extends through January 31, 2020 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2019, such reimbursements/waivers amounted to $402,368.

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NOTES TO FINANCIAL STATEMENTS (continued)

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control

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NOTES TO FINANCIAL STATEMENTS (continued)

Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2019, the reimbursement for such services amounted to $34,772.

During the six months ended April 30, 2019, the Adviser reimbursed the Fund $3,028 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $106,959 for the six months ended April 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,884 from the sale of Class A shares and received $352, $77 and $151 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2019, such waiver amounted to $2,666.

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$2,051	$82,236	$74,555	$9,732	$63

Brokerage commissions paid on investment transactions for the six months ended April 30, 2019 amounted to $4,258, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective June 1, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $0, $933,118, $140,297, and $58,206 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$27,920,748	$19,086,448
U.S. government securities	119,706,948	108,134,900

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$6,874,922
Gross unrealized depreciation	(4,092,888)

Net unrealized appreciation	$2,782,034

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as

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unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below

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under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

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At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its

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risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2019, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and

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greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2019, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the six months ended April 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$201,908	*	Receivable/Payable for variation margin on futures	$54,564	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	14,483	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	449,179	*	Receivable/Payable for variation margin on centrally cleared swaps	286,936	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	75,701		Unrealized depreciation on forward currency exchange contracts	126,230

Credit contracts	Market value on credit default swaps	164,724		Market value on credit default swaps	2,414,970

Total		$891,512			$2,897,183

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$178,987	$556,367

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(254,920)	92,613

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	257,961	(226,057)

Foreign exchange contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(12,681)	2,412

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	155,949	397,384

Total		$325,296	$822,719

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2019:

Futures:
Average notional amount of buy contracts	$44,613,619
Average notional amount of sale contracts	$14,810,303
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$12,237,168
Average principal amount of sale contracts	$30,925,710
Centrally Cleared Interest Rate Swaps:
Average notional amount	$93,739,792
Credit Default Swaps:
Average notional amount of buy contracts	$13,292,714
Average notional amount of sale contracts	$21,759,957

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Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$5,620,000
Variance Swaps:
Average notional amount	$629,420	(a)

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$4,043	$	– 0	–	$	– 0	–	$	– 0	–	$4,043
BNP Paribas SA	8,473		(4,323)			– 0	–		– 0	–	4,150
Citibank, NA	18,978		(15,370)			– 0	–		– 0	–	3,608
Citigroup Global Markets, Inc.	109,119		(109,119)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	9,110		(9,110)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	57,696		(57,696)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	7,250		(7,250)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	216		(216)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	4,359		– 0	–		– 0	–		– 0	–	4,359
State Street Bank & Trust Co.	5,246		(5,246)			– 0	–		– 0	–	– 0	–
UBS AG	15,935		– 0	–		– 0	–		– 0	–	15,935

Total	$240,425		$(208,330)		$	– 0	–	$	– 0	–	$32,095	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
BNP Paribas SA	$4,323	$(4,323)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	15,370	(15,370)			– 0	–		– 0	–		– 0	–
Citigroup Global Markets, Inc.	661,255	(109,119)			– 0	–		(552,136)			– 0	–
Credit Suisse International	563,691	– 0	–		– 0	–		(536,144)			27,547
Deutsche Bank AG	330,372	(9,110)			– 0	–		(270,710)			50,552
Goldman Sachs Bank USA/Goldman Sachs International	531,748	(57,696)			– 0	–		(474,052)			– 0	–
HSBC Bank USA	56,825	(7,250)			– 0	–		– 0	–		49,575
JPMorgan Chase Bank, NA/JPMorgan Securities LLC	239,976	– 0	–		– 0	–		(239,976)			– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc.	98,308	– 0	–		– 0	–		– 0	–		98,308
Natwest Markets PLC	28,974	(216)			– 0	–		– 0	–		28,758
State Street Bank & Trust Co.	10,358	(5,246)			– 0	–		– 0	–		5,112

Total	$2,541,200	$(208,330)		$	– 0	–		$(2,073,018)			$259,852	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2019, the Fund earned drop income of $35,213 which is included in interest income in the accompanying statement of operations.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class A
Shares sold	1,096,485	1,900,750	$11,783,599	$20,786,544

Shares issued in reinvestment of dividends and distributions	289,503	392,243	3,133,386	4,268,076

Shares converted from Class B	6,085	19,162	65,760	208,829

Shares converted from Class C	50,562	95,759	546,620	1,042,120

Shares redeemed	(1,531,510)	(3,680,073)	(16,527,545)	(40,132,053)

Net decrease	(88,875)	(1,272,159)	$(998,180)	$(13,826,484)

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	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class B
Shares sold	2,218	8,240	$24,007	$90,220

Shares issued in reinvestment of dividends and distributions	646	913	6,993	9,944

Shares converted to Class A	(6,083)	(19,161)	(65,760)	(208,829)

Shares redeemed	(1,403)	(8,863)	(15,156)	(97,281)

Net decrease	(4,622)	(18,871)	$(49,916)	$(205,946)

Class C
Shares sold	119,339	196,263	$1,281,033	$2,149,441

Shares issued in reinvestment of dividends and distributions	11,329	15,167	122,337	164,703

Shares converted to Class A	(50,668)	(95,980)	(546,620)	(1,042,120)

Shares redeemed	(131,924)	(463,399)	(1,418,717)	(5,051,190)

Net decrease	(51,924)	(347,949)	$(561,967)	$(3,779,166)

Advisor Class
Shares sold	3,172,288	4,494,203	$34,235,695	$49,172,690

Shares issued in reinvestment of dividends and distributions	84,708	103,975	918,287	1,131,720

Shares redeemed	(2,670,486)	(3,488,497)	(28,793,766)	(37,974,997)

Net increase	586,510	1,109,681	$6,360,216	$12,329,413

Class R
Shares sold	23,804	83,027	$257,005	$902,891

Shares issued in reinvestment of dividends and distributions	4,601	5,353	49,780	58,173

Shares redeemed	(12,974)	(67,197)	(140,233)	(736,750)

Net increase	15,431	21,183	$166,552	$224,314

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	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class K
Shares sold	281,254	343,565	$3,042,370	$3,718,375

Shares issued in reinvestment of dividends and distributions	13,749	14,176	148,966	154,252

Shares redeemed	(270,734)	(148,580)	(2,932,857)	(1,621,568)

Net increase	24,269	209,161	$258,479	$2,251,059

Class I
Shares sold	113,617	109,622	$1,244,247	$1,187,631

Shares issued in reinvestment of dividends and distributions	5,503	6,777	59,686	73,786

Shares redeemed	(39,444)	(90,384)	(428,903)	(988,521)

Net increase	79,676	26,015	$875,030	$272,896

Class Z
Shares sold	97,242	2,375,250	$1,047,077	$26,160,476

Shares issued in reinvestment of dividends and distributions	13,232	56,077	143,529	613,861

Shares redeemed	(121,559)	(3,964,619)	(1,311,564)	(43,168,723)

Net decrease	(11,085)	(1,533,292)	$(120,958)	$(16,394,386)

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 77

NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

78 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018		2017
Distributions paid from:
Ordinary income	$8,976,063		$8,551,774
Net long-term capital gains	– 0	–	181,353

Total taxable distributions	8,976,063		8,733,127
Return of capital	– 0	–	1,109,149

Total distributions paid	$8,976,063		$9,842,276

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$996,758
Accumulated capital and other losses	(7,963,213	)(a)
Unrealized appreciation/(depreciation)	(7,396,885	)(b)

Total accumulated earnings/(deficit)	$(14,363,340	)(c)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $7,963,213.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, and corporate restructuring.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable, the accrual of foreign capital gains tax, and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $4,340,047 and a net long-term capital loss carryforward of $3,623,166, which may be carried forward for an indefinite period.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 79

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

At a meeting held on May 7-9, 2019, the Board approved changing to the Fund’s name to “AB Total Return Bond Portfolio” and changing the Fund’s investments objective to “to maximize long-term total return without assuming what the Adviser considers under risk.” In addition, the Board approved changes to the Fund’s principal strategies which eliminated the current guidelines for average duration and maturity and address certain related matters. It is anticipated that these changes will take effect on or about July 12, 2019.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

80 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 10.65		$ 11.11		$ 11.23	$ 11.06		$ 11.24		$ 11.00

Income From Investment Operations

Net investment income(a)(b)	.16		.25		.24 †	.26		.28		.35

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		(.44)		(.06)	.27		(.12)		.23

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.55		(.19)		.18	.53		.16		.58

Less: Dividends and Distributions

Dividends from net investment income	(.20)		(.27)		(.23)	(.36)		(.34)		(.34)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.03)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)		(.27)		(.30)	(.36)		(.34)		(.34)

Net asset value, end of period	$ 11.00		$ 10.65		$ 11.11	$ 11.23		$ 11.06		$ 11.24

Total Return

Total investment return based on net asset value(d)*	5.11%		(1.75)%		1.68%†	4.93%		1.45%		5.34%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$223,022		$216,950		$240,386	$245,683		$252,965		$273,962

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%^	.77%		.79%	.85%		.88%		.90%

Expenses, before waivers/reimbursements	1.02	%^	1.01%		1.03%	1.03%		1.06%		1.06%

Net investment income(b)	3.07	%^	2.29%		2.16%†	2.35%		2.51%		3.15%

Portfolio turnover rate**	39%		195%		209%	128%		198%		221%
See footnote summary on page 89.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 81

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 10.65		$ 11.11		$ 11.23	$ 11.06		$ 11.24		$ 11.00

Income From Investment Operations

Net investment income(a)(b)	.12		.17		.15 †	.18		.20		.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		(.44)		(.05)	.27		(.12)		.22

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.51		(.27)		.10	.45		.08		.50

Less: Dividends and Distributions

Dividends from net investment income	(.16)		(.19)		(.16)	(.28)		(.26)		(.26)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)		(.19)		(.22)	(.28)		(.26)		(.26)

Net asset value, end of period	$ 11.00		$ 10.65		$ 11.11	$ 11.23		$ 11.06		$ 11.24

Total Return

Total investment return based on net asset value(d)*	4.81%		(2.48)%		.92%†	4.15%		.72%		4.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$477		$511		$743	$1,106		$1,692		$3,017

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52	%^	1.52%		1.54%	1.60%		1.60%		1.60%

Expenses, before waivers/reimbursements	1.82	%^	1.80%		1.81%	1.81%		1.80%		1.78%

Net investment income(b)	2.31	%^	1.53%		1.38%†	1.59%		1.77%		2.48%

Portfolio turnover rate**	39%		195%		209%	128%		198%		221%

See footnote summary on page 89.

82 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 10.63		$ 11.08		$ 11.21	$ 11.04		$ 11.22		$ 10.98

Income From Investment Operations

Net investment income(a)(b)	.12		.17		.15 †	.18		.20		.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38		(.43)		(.06)	.27		(.12)		.23

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.50		(.26)		.09	.45		.08		.50

Less: Dividends and Distributions

Dividends from net investment income	(.16)		(.19)		(.16)	(.28)		(.26)		(.26)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.02)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.16)		(.19)		(.22)	(.28)		(.26)		(.26)

Net asset value, end of period	$ 10.97		$ 10.63		$ 11.08	$ 11.21		$ 11.04		$ 11.22

Total Return

Total investment return based on net asset value(d)*	4.73%		(2.40)%		.83%†	4.16%		.73%		4.63%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,132		$11,334		$15,676	$41,886		$40,928		$42,690

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.52	%^	1.52%		1.55%	1.60%		1.60%		1.60%

Expenses, before waivers/reimbursements	1.77	%^	1.76%		1.78%	1.78%		1.78%		1.77%

Net investment income(b)	2.33	%^	1.54%		1.38%†	1.60%		1.79%		2.46%

Portfolio turnover rate**	39%		195%		209%	128%		198%		221%

See footnote summary on page 89.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 83

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 10.65		$ 11.11		$ 11.24	$ 11.06		$ 11.24		$ 11.00

Income From Investment Operations

Net investment income(a)(b)	.18		.28		.27 †	.29		.31		.39

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38		(.44)		(.07)	.28		(.12)		.22

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56		(.16)		.20	.57		.19		.61

Less: Dividends and Distributions

Dividends from net investment income	(.21)		(.30)		(.25)	(.39)		(.37)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)		(.30)		(.33)	(.39)		(.37)		(.37)

Net asset value, end of period	$ 11.00		$ 10.65		$ 11.11	$ 11.24		$ 11.06		$ 11.24

Total Return

Total investment return based on net asset value(d)*	5.33%		(1.50)%		1.84%†	5.29%		1.73%		5.65%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$85,346		$76,406		$67,357	$56,068		$22,705		$26,352

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.54%	.60%		.60%		.60%

Expenses, before waivers/reimbursements	.76	%^	.76%		.78%	.78%		.77%		.75%

Net investment income(b)	3.30	%^	2.55%		2.41%†	2.60%		2.78%		3.51%

Portfolio turnover rate**	39%		195%		209%	128%		198%		221%

See footnote summary on page 89.

84 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 10.65		$ 11.10		$ 11.23	$ 11.06		$ 11.24		$ 11.00

Income From Investment Operations

Net investment income(a)(b)	.15		.23		.21 †	.23		.26		.33

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38		(.44)		(.06)	.28		(.12)		.23

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.53		(.21)		.15	.51		.14		.56

Less: Dividends and Distributions

Dividends from net investment income	(.19)		(.24)		(.21)	(.34)		(.32)		(.32)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.03)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)		(.24)		(.28)	(.34)		(.32)		(.32)

Net asset value, end of period	$ 10.99		$ 10.65		$ 11.10	$ 11.23		$ 11.06		$ 11.24

Total Return

Total investment return based on net asset value(d)*	4.98%		(1.90)%		1.34%†	4.67%		1.23%		5.13%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,075		$2,814		$2,699	$3,023		$2,936		$2,368

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02	%^	1.02%		1.04%	1.10%		1.10%		1.10%

Expenses, before waivers/reimbursements	1.39	%^	1.35%		1.39%	1.38%		1.38%		1.36%

Net investment income(b)	2.82	%^	2.07%		1.91%†	2.10%		2.29%		2.94%

Portfolio turnover rate**	39%		195%		209%	128%		198%		221%

See footnote summary on page 89.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 85

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 10.66		$ 11.11		$ 11.24	$ 11.07		$ 11.24		$ 11.01

Income From Investment Operations

Net investment income(a)(b)	.16		.25		.24 †	.26		.28		.35

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		(.43)		(.07)	.27		(.10)		.22

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.55		(.18)		.17	.53		.18		.57

Less: Dividends and Distributions

Dividends from net investment income	(.20)		(.27)		(.23)	(.36)		(.35)		(.34)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.03)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.20)		(.27)		(.30)	(.36)		(.35)		(.34)

Net asset value, end of period	$ 11.01		$ 10.66		$ 11.11	$ 11.24		$ 11.07		$ 11.24

Total Return

Total investment return based on net asset value(d)*	5.20%		(1.66)%		1.59%†	4.93%		1.57%		5.30%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,387		$7,863		$5,876	$5,706		$3,922		$4,515

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.77	%^	.77%		.79%	.85%		.85%		.85%

Expenses, before waivers/reimbursements	1.08	%^	1.08%		1.09%	1.09%		1.08%		1.03%

Net investment income(b)	3.06	%^	2.32%		2.15%†	2.34%		2.53%		3.17%

Portfolio turnover rate**	39%		195%		209%	128%		198%		221%

See footnote summary on page 89.

86 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$ 10.66		$ 11.12		$ 11.24	$ 11.07		$ 11.25		$ 11.01

Income From Investment Operations

Net investment income(a)(b)	.18		.28		.27 †	.28		.31		.36

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38		(.44)		(.06)	.28		(.12)		.25

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56		(.16)		.21	.56		.19		.61

Less: Dividends and Distributions

Dividends from net investment income	(.21)		(.30)		(.25)	(.39)		(.37)		(.37)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)		(.30)		(.33)	(.39)		(.37)		(.37)

Net asset value, end of period	$ 11.01		$ 10.66		$ 11.12	$ 11.24		$ 11.07		$ 11.25

Total Return

Total investment return based on net asset value(d)*	5.33%		(1.50)%		1.93%†	5.20%		1.73%		5.65%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,865		$2,894		$2,729	$2,613		$511		$107

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.54%	.60%		.60%		.60%

Expenses, before waivers/reimbursements	.72	%^	.72%		.75%	.76%		.75%		.75%

Net investment income(b)	3.33	%^	2.57%		2.41%†	2.56%		2.74%		3.22%

Portfolio turnover rate**	39%		195%		209%	128%		198%		221%

See footnote summary on page 89.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 87

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2019 (unaudited)		Year Ended October 31,							April 28, 2014(e) to October 31, 2014
			2018		2017	2016		2015

Net asset value, beginning of period	$ 10.67		$ 11.13		$ 11.26	$ 11.08		$ 11.26		$ 11.15

Income From Investment Operations

Net investment income(a)(b)	.18		.27		.27 †	.28		.32		.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.38		(.43)		(.07)	.29		(.13)		.10

Contributions from Affiliates	.00	(c)	– 0	–	.00 (c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.56		(.16)		.20	.57		.19		.29

Less: Dividends

Dividends from net investment income	(.21)		(.30)		(.25)	(.39)		(.37)		(.18)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Return of capital	– 0	–	– 0	–	(.04)	– 0	–	– 0	–	– 0	–

Total distributions	(.21)		(.30)		(.33)	(.39)		(.37)		(.18)

Net asset value, end of period	$ 11.02		$ 10.67		$ 11.13	$ 11.26		$ 11.08		$ 11.26

Total Return

Total investment return based on net asset value(d)	5.32%		(1.49)%		1.84%†	5.28%		1.72%		2.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,388		$7,274		$24,653	$18,134		$4,851		$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.52	%^	.52%		.54%	.60%		.60%		.60	%^

Expenses, before waivers/reimbursements	.65	%^	.64%		.66%	.66%		.71%		.66	%^

Net investment income(b)	3.31	%^	2.48%		2.42%†	2.52%		2.91%		3.29	%^

Portfolio turnover rate**	39%		195%		209%	128%		198%		221%

See footnote summary on page 89.

88 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of operations.

†	For the year ended October 31, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.02%	.02%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended October 31, 2014 by .01%.

**	The Fund accounts for dollar roll transactions as purchases and sales.

^	Annualized.

See notes to financial statements.

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RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of the AB Bond Fund, Inc. (the “Company”)—AB Intermediate Bond Portfolio (the “Fund”) was held on October 11, 2018 and adjourned until November 14, 2018. A description of the proposals and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Authority Withheld:
Michael J. Downey	552,116,673	8,282,940
William H. Foulk, Jr.*	551,877,052	8,522,561
Nancy P. Jacklin	552,933,422	7,466,191
Robert M. Keith	552,821,117	7,578,496
Carol C. McMullen	553,112,515	7,287,098
Gary L. Moody	552,308,024	8,091,589
Marshall C. Turner, Jr.	552,161,346	8,238,266
Earl D. Weiner	551,845,466	8,554,147

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For:	Voted Against:	Abstain:	Broker Non-Votes:
10,821,782	154,565	425,607	4,717,903

*	Mr. Foulk retired December 31, 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Shawn E. Keegan(2), Vice President Douglas J. Peebles(2), Vice President Greg J. Wilensky(2), Vice President Michael Canter(2), Vice President Janaki Rao(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team.
Messrs. Keegan, Peebles, Wilensky, Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB Intermediate Bond Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds,

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actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources

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it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

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the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

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independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical,

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accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among

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other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in

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its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

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Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 105

NOTES

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NOTES

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 107

NOTES

108 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

AB INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IB-0152-0419

APR    04.30.19

SEMI-ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Bond Inflation Strategy (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 10, 2019

This report provides management’s discussion of fund performance for AB Municipal Bond Inflation Strategy for the semi-annual period ended April 30, 2019.

The Fund’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF APRIL 30, 2019 (unaudited)

	6 Months	12 Months

AB MUNICIPAL BOND INFLATION STRATEGY

Class 1 Shares[1]	3.85%	3.60%

Class 2 Shares[1]	3.91%	3.71%

Class A Shares	3.81%	3.47%

Class C Shares	3.38%	2.64%

Advisor Class Shares[2]	3.87%	3.65%

Bloomberg Barclays 1-10 Year TIPS Index	3.76%	3.30%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, for the six- and 12-month periods ended April 30, 2019.

All share classes except Class C outperformed the benchmark for both periods, before sales charges. The Fund invests in municipal bonds, uses derivatives for inflation protection and takes a more diversified approach than a typical municipal bond fund. During both periods, an overweight to municipals contributed, relative to the benchmark, as tax-exempt bonds rallied more than Treasuries. An overweight to credit also contributed. The Fund’s lower-than-benchmark interest-rate risk detracted as rates fell. As inflation expectations fell, exposure to consumer price index (“CPI”) hedges detracted from absolute performance for the six-month period, and had no material impact for the 12-month period.

2 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

The Fund utilized credit default swaps and CPI swaps for hedging purposes, which had no material impact on absolute performance for either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Though the six-month period ended April 30, 2019 was volatile for financial markets, municipal bonds performed well on an absolute basis. Bond yield expectations continued to rise as economic growth was strong, stock market indices were up and the US Federal Reserve (the “Fed”) signaled a desire to move to a more neutral monetary policy, which included both higher interest rates and a smaller balance sheet. Perception changed at the end of 2018, following slow economic growth and a sharp drop in equity markets. The Fed decided to hold monetary policy steady, citing slower growth and modest inflation, which had been persistently below their stated target.

Perhaps in response to equity market volatility, investor demand for municipal bonds was strong, while net-new supply was unchanged; together, strong demand and no supply pushed municipal bond prices higher. Demand was particularly strong through the first four months of 2019. As a result, 10-year AAA-rated municipal yields declined 42 basis points, considerably more than 10-year US Treasury yields, which declined 18 basis points.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on real after-tax return by investing in municipal bonds that generate income exempt from federal income taxes. In seeking to manage volatility and interest-rate risk, the Team focuses on intermediate-term bonds and seeks to provide inflation protection by entering inflation swap agreements or investing in other inflation-protected instruments.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 4.62% and 0.06%, respectively.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

INVESTMENT POLICIES

The Fund seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Fund pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Fund will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Fund will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by the Adviser. In deciding whether to take direct or indirect exposure, the Fund may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment-grade, the Fund will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Fund may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Fund will typically enter into inflation swaps. The Fund may use other inflation-indexed instruments. Payments to the Fund pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Fund’s primary use of derivatives will be for the purpose of inflation protection.

The Fund may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Fund may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

4 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Recent tax law changes could have a material impact on the value of municipal securities. In addition, Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the US federal income tax treatment of certain types of municipal securities.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk: When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for

6 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares visit www.bernstein.com, click on “Investments”, then “Mutual Funds—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS 1 SHARES[2]			1.69%

1 Year	3.60%	3.60%

5 Years	1.61%	1.61%

Since Inception[3]	2.11%	2.11%

CLASS 2 SHARES[2]			1.79%

1 Year	3.71%	3.71%

5 Years	1.71%	1.71%

Since Inception[3]	2.22%	2.22%

CLASS A SHARES			1.44%

1 Year	3.47%	0.41%

5 Years	1.46%	0.85%

Since Inception[3]	1.94%	1.61%

CLASS C SHARES			0.75%

1 Year	2.64%	1.64%

5 Years	0.71%	0.71%

Since Inception[3]	1.21%	1.21%

ADVISOR CLASS SHARES[4]			1.74%

1 Year	3.65%	3.65%

5 Years	1.70%	1.70%

Since Inception[3]	2.22%	2.22%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.67%, 0.57%, 0.86%, 1.61% and 0.61% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2019.

2

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

3	Inception date: 1/26/2010.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS 1 SHARES[1]

1 Year	2.87%

5 Years	1.68%

Since Inception[2]	2.06%

CLASS 2 SHARES[1]

1 Year	3.07%

5 Years	1.80%

Since Inception[2]	2.17%

CLASS A SHARES

1 Year	-0.48%

5 Years	0.90%

Since Inception[2]	1.54%

CLASS C SHARES

1 Year	0.92%

5 Years	0.76%

Since Inception[2]	1.15%

ADVISOR CLASS SHARES[3]

1 Year	3.02%

5 Years	1.80%

Since Inception[2]	2.17%

1

Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Inception date: 1/26/2010.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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FUND EXPENSES (continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.10	$3.79	0.75%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%
Class C
Actual	$1,000	$1,033.80	$7.56	1.50%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%
Advisor Class
Actual	$1,000	$1,038.70	$2.53	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%
Class 1
Actual	$1,000	$1,038.50	$3.03	0.60%
Hypothetical**	$1,000	$1,021.82	$3.01	0.60%
Class 2
Actual	$1,000	$1,039.10	$2.53	0.50%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 11

PORTFOLIO SUMMARY

April 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,011.7

1

All data are as of April 30, 2019. The Fund’s quality rating breakdown is expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

12 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2019 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 101.8%
Long-Term Municipal Bonds – 101.8%
Alabama – 2.0%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 6/01/28	$3,905	$4,533,392
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2016A 5.00%, 2/01/25	2,110	2,391,685
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016A 5.00%, 12/01/31	11,235	12,014,372
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 5/01/32(a)(b)(c)	1,145	1,206,521

		20,145,970

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 9/01/28(c)	295	307,024
7.125%, 9/01/38(c)	820	852,882

		1,159,906

Arizona – 2.5%
Arizona State University (Arizona State University COP) Series 2013A 5.00%, 9/01/19-9/01/22	8,345	9,009,715
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 7/01/26	3,330	3,558,405
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 7/01/21 (Pre-refunded/ETM)	630	654,142
5.00%, 7/01/21	1,135	1,179,651
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	3,140	3,402,284

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

State of Arizona Lottery Revenue 5.00%, 7/01/28(b)	$5,000	$6,119,550
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/23(a)(c)	1,200	1,207,512

		25,131,259

California – 2.2%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 6/01/36	2,040	2,029,698
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2010C 5.00%, 5/01/19	450	450,000
State of California Series 2011 5.00%, 10/01/20	5,000	5,249,600
Series 2012 5.00%, 9/01/20	9,305	9,744,848
Series 2014 5.00%, 8/01/22-5/01/25	4,250	4,860,925

		22,335,071

Colorado – 5.0%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/29(a)(c)	1,510	1,618,131
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	375	394,721
Series 2012A 5.00%, 11/15/24-11/15/25(d)	13,395	14,752,416
Series 2018A 5.00%, 12/01/28-12/01/29	16,555	20,317,698
Denver City & County School District No. 1 Series 2014B 5.00%, 12/01/23(d)	4,730	5,426,445
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/19-12/01/22	5,655	5,913,390
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/20(a)(c)	1,310	1,359,387

14 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 7/15/24	$440	$452,751

		50,234,939

Connecticut – 2.9%
City of New Haven CT Series 2018A 5.50%, 8/01/35	1,920	2,242,253
State of Connecticut Series 2013A 5.00%, 10/15/24	5,035	5,658,534
Series 2014A 5.00%, 3/01/28	2,230	2,505,784
Series 2014F 5.00%, 11/15/26	1,275	1,461,035
Series 2015B 5.00%, 6/15/25-6/15/28	7,170	8,306,819
Series 2016A 5.00%, 3/15/32	2,160	2,480,134
Series 2018B 5.00%, 4/15/28	1,440	1,749,341
State of Connecticut Clean Water Fund – State Revolving Fund Series 2013A 5.00%, 3/01/24	4,360	4,908,532

		29,312,432

District of Columbia – 1.0%
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/25-10/01/26	8,565	10,172,925

Florida – 7.4%
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	7,315	8,035,747
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/20	1,720	1,797,211
City of Jacksonville FL (City of Jacksonville FL Transit Sales Tax) Series 2012A 5.00%, 10/01/23-10/01/26	10,190	11,252,179
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	1,565	1,685,192

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/23-6/01/27	$18,500	$21,246,324
County of Miami-Dade FL (County of Miami-Dade FL Spl Tax) Series 2012A 5.00%, 10/01/23	1,500	1,652,145
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	3,775	3,920,564
Series 2013A 5.00%, 7/01/19	2,000	2,010,900
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)(c)	2,505	2,566,548
Florida Municipal Power Agency Series 2011B 5.00%, 10/01/23	2,890	3,101,288
Series 2015B 5.00%, 10/01/23	1,500	1,705,215
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/33	4,000	4,716,120
JEA Water & Sewer System Revenue NATL Series 2006B 2.531% (CPI + 0.98%), 10/01/20(e)	2,695	2,706,831
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(c)	1,900	1,936,252
Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/28	1,000	1,145,060
South Miami Health Facilities Authority (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 8/15/25	4,500	5,299,875

		74,777,451

Georgia – 2.9%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 7/01/34-7/01/35	9,555	10,910,966

16 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Cherokee County Board of Education Series 2014B 5.00%, 8/01/20	$1,000	$1,042,180
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	9,370	10,112,010
Series 2018C 4.00%, 8/01/48	6,850	7,411,358

		29,476,514

Illinois – 7.3%
Chicago Board of Education Series 2018A 5.00%, 12/01/27	1,200	1,308,360
Chicago Housing Authority Series 2018A 5.00%, 1/01/34-1/01/38	8,760	10,123,266
Chicago O’Hare International Airport Series 2015B 5.00%, 1/01/29	5,000	5,767,650
Series 2016C 5.00%, 1/01/33	5,000	5,765,300
Series 2017B 5.00%, 1/01/35	1,475	1,719,762
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 1/01/23	2,500	2,783,850
5.50%, 1/01/25	2,250	2,548,238
Illinois Finance Authority (Ascension Health Credit Group) Series 2016C 5.00%, 2/15/20-2/15/24	6,355	6,699,391
Sangamon County Water Reclamation District Series 2011A 5.00%, 1/01/21	2,170	2,267,585
State of Illinois Series 2006A 5.00%, 6/01/19	1,040	1,042,444
Series 2013 5.00%, 7/01/23	1,670	1,797,254
Series 2013A 5.00%, 4/01/20	4,080	4,177,838
Series 2014 5.00%, 5/01/30	4,180	4,428,376
Series 2017B 5.00%, 12/01/24	5,050	5,517,226

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2017D 5.00%, 11/01/21-11/01/24	$12,420	$13,411,343
Series 2018A 5.00%, 10/01/23	2,785	3,008,301
Series 2018B 5.00%, 10/01/23	1,730	1,868,711

		74,234,895

Indiana – 0.8%
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 3/01/39(a)(c)	2,380	2,427,600
Indiana Municipal Power Agency Series 2011A 5.00%, 1/01/20	2,860	2,923,892
5.00%, 1/01/23 (Pre-refunded/ETM)	2,105	2,258,434

		7,609,926

Iowa – 0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2013B 5.25%, 12/01/50	2,250	2,411,258

Kentucky – 2.8%
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/22-9/01/23	4,875	5,382,683
Kentucky Public Energy Authority (Morgan Stanley) Series 2018C 2.601% (CPI + 1.05%), 12/01/49(e)	20,000	20,505,000
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/25 (Pre-refunded/ETM)	2,275	2,509,689

		28,397,372

Louisiana – 4.2%
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/34	1,800	2,134,188
State of Louisiana Series 2017B 5.00%, 10/01/31-10/01/32	25,210	30,350,497
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 5/01/27 (Pre-refunded/ETM)(a)	2,860	3,139,937
5.00%, 5/01/27	6,225	6,780,457

		42,405,079

18 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Maryland – 1.7%
State of Maryland Series 2014B 5.00%, 8/01/21(d)	$10,000	$10,750,600
Series 2017B 5.00%, 8/01/24	5,790	6,758,435

		17,509,035

Massachusetts – 3.5%
Commonwealth of Massachusetts AGM Series 2006C 2.40% (CPI + 0.88%), 11/01/19(e)	9,575	9,596,256
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 3.062% (CPI + 1.67%), 6/01/20(e)	3,450	3,494,091
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	3,330	3,589,274
Series 2004C Zero Coupon (CPI + 0.79%), 7/01/20(e)	2,650	2,658,268
Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 3.00% (CPI + 0.99%), 8/01/22(e)	3,240	3,319,121
3.791% (CPI + 0.99%), 8/01/23(e)	2,275	2,342,681
Massachusetts Development Finance Agency (Broad Institute, Inc. (The)) Series 2017 5.00%, 4/01/28	1,655	2,049,916
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/23	2,475	2,742,869
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/22-7/01/25	5,025	5,369,657

		35,162,133

Michigan – 3.8%
City of Detroit MI 5.00%, 4/01/35-4/01/36	1,055	1,135,067

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/21	$3,750	$3,976,725
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/26-4/01/27	2,735	3,217,507
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 7/01/24	10,545	12,215,223
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/31	1,785	2,085,701
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/28-6/30/29	9,090	10,913,699
University of Michigan Series 2017A 5.00%, 4/01/24	4,000	4,636,320

		38,180,242

Minnesota – 0.1%
Minnesota Higher Education Facilities Authority Series 2010B 5.00%, 10/01/21 (Pre-refunded/ETM)(a)	1,295	1,312,962

Mississippi – 0.2%
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/36	1,500	1,675,005

Missouri – 0.2%
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/36	1,675	1,769,018

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Montana – 0.4%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/31-2/15/33	$3,275	$3,769,758

Nebraska – 1.6%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 3/01/50	15,000	16,655,550

Nevada – 1.0%
City of Reno NV Series 2013A 5.00%, 6/01/19	1,000	1,002,630
Series 2013B 5.00%, 6/01/19	2,210	2,215,813
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21-7/01/22	775	793,119
Las Vegas Valley Water District Series 2015A 5.00%, 6/01/20	1,500	1,554,735
Series 2015B 5.00%, 12/01/20	4,250	4,475,250

		10,041,547

New Jersey – 7.3%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014P 5.00%, 6/15/29	1,150	1,248,958
Series 2017B 5.00%, 11/01/20	1,000	1,043,430
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/26-10/01/27	3,810	4,363,694
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	4,390	5,032,125
Series 2018A 5.00%, 6/15/28-6/15/29	21,670	24,864,399

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 6/15/21	$10,000	$10,611,900
Series 2014C 5.25%, 6/15/32	2,960	3,265,058
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/23 (Pre-refunded/ETM)(a)	1,600	1,792,800
5.00%, 1/01/23	200	223,278
Series 2014A 5.00%, 1/01/28	4,785	5,494,472
Series 2014C 5.00%, 1/01/23	1,590	1,775,060
Series 2017A 5.00%, 1/01/33	7,300	8,608,744
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 6/01/30	4,750	5,588,517

		73,912,435

New Mexico – 0.2%
City of Farmington NM (Southern California Edison Co.) 1.875%, 4/01/29	2,455	2,440,172

New York – 12.0%
City of New York NY Series 2011A 5.00%, 8/01/23	4,250	4,562,163
Series 2014J 5.00%, 8/01/21	6,100	6,555,060
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/24 (Pre-refunded/ETM)	4,065	4,553,166
5.00%, 11/15/25 (Pre-refunded/ETM)	5,000	5,600,450
Series 2012F 5.00%, 11/15/26	3,635	4,015,039
Series 2013A 5.00%, 11/15/26 (Pre-refunded/ETM)	2,300	2,611,213
Series 2013E 5.00%, 11/15/25 (Pre-refunded/ETM)	8,510	9,795,265
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 6/15/26	3,875	4,151,404

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26	$6,830	$7,600,287
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,184,740
Series 2012A 5.00%, 12/15/22(d)	14,610	16,351,074
Series 2014A 5.00%, 2/15/28	6,565	7,522,374
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 6/15/25	3,000	3,208,770
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21	17,025	18,138,265
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 8/01/19	4,000	4,025,680
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 1/01/27-1/01/29	9,255	11,005,147
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/19	4,360	4,441,619
Series 2013B 5.00%, 11/15/20	4,100	4,317,710

		121,639,426

North Carolina – 1.5%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	6,700	7,071,314
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/26	6,710	7,862,107

		14,933,421

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Dakota – 0.1%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2018 5.375%, 9/15/38(a)(c)	$1,000	$935,030

Ohio – 3.1%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/36	5,000	5,696,750
City of Chillicothe/OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/37	3,385	3,837,439
City of Cleveland OH Airport System Revenue AGM Series 2016B 5.00%, 1/01/23-1/01/24	2,585	2,901,886
City of Cleveland OH Income Tax Revenue Series 2017B-1 5.00%, 10/01/27-10/01/30	7,585	9,270,437
Series 2017B-2 5.00%, 10/01/29	1,485	1,815,487
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/37	5,600	6,154,288
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	235	235,000
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	420	420,000
Series 2016B 4.375%, 6/01/33(a)	825	825,000

		31,156,287

Oregon – 0.8%
Deschutes County Hospital Facilities Authority (St Charles Memorial Hospital, Inc.) Series 2016A 4.00%, 1/01/33	1,000	1,059,820
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/25 (Pre-refunded/ETM)	4,605	4,973,078

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2018A 5.00%, 10/01/29	$1,910	$2,321,299

		8,354,197

Pennsylvania – 5.1%
Allegheny County Sanitary Authority AGM Series 2011 5.00%, 6/01/19	2,250	2,255,985
City of Philadelphia PA Series 2017 5.00%, 8/01/28	12,990	15,405,750
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/32-10/01/33	2,135	2,534,953
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 9/01/34	1,500	1,756,545
Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 8/01/19 (Pre-refunded/ETM)(a)	475	478,990
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 7/01/25(a)	2,060	2,166,996
Pennsylvania Turnpike Commission Series 2017B 5.00%, 6/01/34-6/01/36	7,580	8,710,814
Series 2019 5.00%, 12/01/23(b)	4,250	4,765,058
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/22	1,800	1,871,892
Series 2016F 5.00%, 9/01/34	5,000	5,687,050
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/23-4/01/26	5,150	5,525,349

		51,159,382

Puerto Rico – 0.6%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 7/01/27-7/01/31	1,070	1,171,032

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

NATL Series 2007V 5.25%, 7/01/29-7/01/35	$320	$345,218
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	790	830,725
AGC Series 2007N 5.25%, 7/01/34-7/01/36	2,105	2,270,661
AGM Series 2007C 5.25%, 7/01/36	100	107,340
NATL Series 2007N 5.25%, 7/01/32	205	220,783
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 7/01/25	100	111,228
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24(a)	1,290	1,083,884

		6,140,871

South Carolina – 1.2%
Renewable Water Resources 5.00%, 1/01/24(a)	1,425	1,551,996
5.00%, 1/01/24	1,145	1,244,260
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/34-12/01/36	2,535	2,889,449
Series 2016B 5.00%, 12/01/37	5,040	5,760,821
Series 2016C 5.00%, 12/01/35	930	1,069,119

		12,515,645

Tennessee – 0.4%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(c)	1,410	1,427,681
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 7/01/23 (Pre-refunded/ETM)(a)	455	501,938
5.00%, 7/01/23	1,930	2,129,504

		4,059,123

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 7.1%
Austin Community College District Public Facility Corp. (Austin Community College District) Series 2015 5.00%, 8/01/19	$1,000	$1,008,400
Birdville Independent School District Series 2015B 5.00%, 2/15/22	3,825	4,172,425
Central Texas Regional Mobility Authority Series 2015B 5.00%, 1/01/45	2,085	2,155,410
City of Corpus Christi TX Utility System Revenue Series 2012 5.00%, 7/15/21	5,675	6,074,860
City of Garland TX Series 2010 5.00%, 2/15/26	500	512,820
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	2,105	2,116,114
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 7/01/29	2,150	2,373,772
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/27 (Pre-refunded/ETM)	2,735	2,964,494
Series 2014C 5.00%, 5/15/24	1,100	1,271,468
Conroe Independent School District Series 2011 5.00%, 2/15/24 (Pre-refunded/ETM)	255	261,576
5.00%, 2/15/24-2/15/26	4,955	5,083,103
5.00%, 2/15/26 (Pre-refunded/ETM)	1,030	1,056,564
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/21	4,220	4,549,118
New Hope Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2016 5.00%, 11/15/36	1,000	1,058,490
New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/31	1,000	1,098,960

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Authority Series 2011D 5.25%, 9/01/26 (Pre-refunded/ETM)(a)	$3,625	$3,916,885
North Texas Tollway Authority (North Texas Tollway System) Series 2017A 5.00%, 1/01/38	3,000	3,285,330
San Antonio Independent School District/TX Series 2011 5.00%, 8/15/26	1,710	1,807,932
Spring Branch Independent School District Series 2014B 5.00%, 2/01/21	3,485	3,687,025
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015I 5.25%, 11/15/35(a)(f)(g)(h)	900	711,000
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living, Inc.) Series 2017B-3 3.875%, 11/15/22(a)	1,550	1,550,357
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health Obligated Group) Series 2018A 5.00%, 7/01/30-7/01/31	13,405	16,172,520
Texas Transportation Commission State Highway Fund Series 2016A 5.00%, 10/01/25	2,865	3,425,107
University of Texas System (The) Series 2010A 5.00%, 8/15/22 (Pre-refunded/ETM)	1,070	1,098,879

		71,412,609

Virginia – 0.6%
Fairfax County Economic Development Authority Series 2011 5.00%, 4/01/25 (Pre-refunded/ETM)	2,000	2,062,340
5.00%, 4/01/26 (Pre-refunded/ETM)	4,000	4,124,680

		6,187,020

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Washington – 4.6%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 2/01/23-2/01/25	$7,815	$8,513,205
Chelan County Public Utility District No. 1 Series 2011B 5.50%, 7/01/25	3,305	3,548,314
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/23	4,020	4,570,218
City of Tacoma WA Electric System Revenue Series 2013A 5.00%, 1/01/20 (Pre-refunded/ETM)(a)	1,280	1,308,339
5.00%, 1/01/20	1,220	1,247,169
Port of Seattle WA Series 2013 5.00%, 7/01/24	4,820	5,370,974
State of Washington Series 2009-2010B 5.00%, 1/01/22	710	725,961
Series 2015R 5.00%, 7/01/26	13,325	15,647,681
Series 2017D 5.00%, 2/01/21	4,985	5,275,775

		46,207,636

West Virginia – 1.8%
State of West Virginia Series 2018B 5.00%, 12/01/30	14,815	18,243,487

Wisconsin – 1.6%
Wisconsin Department of Transportation Series 20131 5.00%, 7/01/23-7/01/24	9,520	10,782,287
5.00%, 7/01/24 (Pre-refunded/ETM)(a)	2,480	2,809,741
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.25%, 1/01/38(a)(c)	2,550	2,707,488

		16,299,516

Total Municipal Obligations (cost $994,753,525)		1,029,476,504

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 2.0%
United States – 2.0%
U.S. Treasury Notes 2.50%, 5/31/20(d)	$15,000	$15,018,750
2.625%, 2/15/29(d)	5,000	5,050,781

Total Governments – Treasuries (cost $19,984,047)		20,069,531

	Shares
SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.37%(i)(j)(k) (cost $1,345,237)	1,345,237	1,345,237

Total Investments – 103.9% (cost $1,016,082,809)		1,050,891,272
Other assets less liabilities – (3.9)%		(39,186,457)

Net Assets – 100.0%		$1,011,704,815

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.88%	USD	69	$(7,486)	$(6,991)	$(495)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	598	(64,873)	(78,163)	13,290
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	708	(76,806)	(70,619)	(6,187)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	38	(4,122)	(3,885)	(237)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	471	(51,057)	(48,218)	(2,839)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,216	(131,915)	(153,118)	21,203

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.88%	USD	40	$(4,339)	$(5,070)	$731
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	614	(66,609)	(59,444)	(7,165)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	231	(25,059)	(30,067)	5,008

						$(432,266)	$(455,575)	$23,309

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	25,000	9/02/20	1.548%	CPI#	Maturity	$330,397
Bank of America, NA	USD	25,000	2/02/32	2.403%	CPI#	Maturity	(813,489)
Barclays Bank PLC	USD	5,500	6/02/19	2.580%	CPI#	Maturity	(485,512)
Barclays Bank PLC	USD	4,000	6/15/20	2.480%	CPI#	Maturity	(336,403)
Barclays Bank PLC	USD	35,000	7/02/20	2.256%	CPI#	Maturity	(1,740,536)
Barclays Bank PLC	USD	1,500	8/04/20	2.308%	CPI#	Maturity	(90,311)
Barclays Bank PLC	USD	21,528	8/31/20	2.235%	CPI#	Maturity	(206,701)
Barclays Bank PLC	USD	21,528	9/04/20	2.248%	CPI#	Maturity	(207,277)
Barclays Bank PLC	USD	25,256	9/20/20	2.263%	CPI#	Maturity	(241,843)
Barclays Bank PLC	USD	24,320	10/15/20	2.208%	CPI#	Maturity	(195,143)
Barclays Bank PLC	USD	12,934	10/15/20	2.210%	CPI#	Maturity	(104,423)
Barclays Bank PLC	USD	2,000	11/10/20	2.500%	CPI#	Maturity	(159,209)
Barclays Bank PLC	USD	1,000	5/04/21	2.845%	CPI#	Maturity	(130,782)
Barclays Bank PLC	USD	3,000	5/12/21	2.815%	CPI#	Maturity	(385,571)
Barclays Bank PLC	USD	14,000	4/03/22	2.663%	CPI#	Maturity	(1,605,574)
Barclays Bank PLC	USD	16,700	10/05/22	2.765%	CPI#	Maturity	(2,007,639)
Barclays Bank PLC	USD	25,000	8/07/24	2.573%	CPI#	Maturity	(2,282,344)
Barclays Bank PLC	USD	19,000	5/05/25	2.125%	CPI#	Maturity	(292,450)
Barclays Bank PLC	USD	5,400	3/06/27	2.695%	CPI#	Maturity	(805,595)
Barclays Bank PLC	USD	20,000	6/06/32	2.145%	CPI#	Maturity	149,677
Barclays Bank PLC	USD	14,000	9/01/32	2.128%	CPI#	Maturity	182,479
Barclays Bank PLC	USD	22,000	8/29/33	2.368%	CPI#	Maturity	(617,223)
Citibank, NA	USD	17,690	10/17/20	2.220%	CPI#	Maturity	(144,372)
Citibank, NA	USD	15,600	12/14/20	1.548%	CPI#	Maturity	314,449
Citibank, NA	USD	35,000	7/03/21	2.283%	CPI#	Maturity	(414,787)
Citibank, NA	USD	9,000	6/29/22	2.398%	CPI#	Maturity	(782,770)
Citibank, NA	USD	5,400	7/19/22	2.400%	CPI#	Maturity	(458,714)
Citibank, NA	USD	4,000	8/10/22	2.550%	CPI#	Maturity	(398,847)
Citibank, NA	USD	15,500	12/07/22	2.748%	CPI#	Maturity	(1,930,404)
Citibank, NA	USD	47,000	5/24/23	2.533%	CPI#	Maturity	(4,480,179)

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	30,000	10/29/23	2.524%	CPI#	Maturity	$(2,627,768)
Citibank, NA	USD	30,000	9/19/24	2.070%	CPI#	Maturity	54,378
Citibank, NA	USD	25,000	7/03/25	2.351%	CPI#	Maturity	(606,805)
Citibank, NA	USD	15,800	2/08/28	2.940%	CPI#	Maturity	(2,923,699)
Citibank, NA	USD	12,000	11/05/33	2.273%	CPI#	Maturity	(145,474)
Deutsche Bank AG	USD	11,000	6/20/21	2.655%	CPI#	Maturity	(1,261,894)
Deutsche Bank AG	USD	9,800	9/07/21	2.400%	CPI#	Maturity	(833,045)
Deutsche Bank AG	USD	25,000	9/02/25	1.880%	CPI#	Maturity	147,580
JPMorgan Chase Bank, NA	USD	1,000	7/29/20	2.350%	CPI#	Maturity	(60,371)
JPMorgan Chase Bank, NA	USD	22,064	8/30/20	2.210%	CPI#	Maturity	(199,762)
JPMorgan Chase Bank, NA	USD	19,000	8/17/22	2.523%	CPI#	Maturity	(1,817,527)
JPMorgan Chase Bank, NA	USD	26,550	7/15/24	2.165%	CPI#	Maturity	(14,700)
JPMorgan Chase Bank, NA	USD	1,400	6/30/26	2.890%	CPI#	Maturity	(269,855)
JPMorgan Chase Bank, NA	USD	3,300	7/21/26	2.935%	CPI#	Maturity	(669,409)
JPMorgan Chase Bank, NA	USD	2,400	10/03/26	2.485%	CPI#	Maturity	(277,532)
JPMorgan Chase Bank, NA	USD	5,400	11/14/26	2.488%	CPI#	Maturity	(630,769)
JPMorgan Chase Bank, NA	USD	4,850	12/23/26	2.484%	CPI#	Maturity	(551,715)
JPMorgan Chase Bank, NA	USD	13,000	3/01/27	2.279%	CPI#	Maturity	(278,167)
JPMorgan Chase Bank, NA	USD	21,350	2/20/28	2.899%	CPI#	Maturity	(3,771,040)
JPMorgan Chase Bank, NA	USD	12,000	3/26/28	2.880%	CPI#	Maturity	(2,057,170)
JPMorgan Chase Bank, NA	USD	10,000	7/03/28	2.356%	CPI#	Maturity	(260,214)
JPMorgan Chase Bank, NA	USD	25,000	11/05/28	2.234%	CPI#	Maturity	(313,379)
JPMorgan Chase Bank, NA	USD	18,000	4/17/30	2.378%	CPI#	Maturity	(522,026)
JPMorgan Chase Bank, NA	USD	24,000	11/17/32	2.183%	CPI#	Maturity	77,787
Morgan Stanley Capital Services LLC	USD	2,000	10/14/20	2.370%	CPI#	Maturity	(128,643)
Morgan Stanley Capital Services LLC	USD	13,000	5/23/21	2.680%	CPI#	Maturity	(1,479,600)
Morgan Stanley Capital Services LLC	USD	10,000	4/16/23	2.690%	CPI#	Maturity	(1,129,758)
Morgan Stanley Capital Services LLC	USD	5,000	8/15/26	2.885%	CPI#	Maturity	(960,717)

							$(43,852,390)

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	When-Issued or delayed delivery security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, the aggregate market value of these securities amounted to $18,552,056 or 1.8% of net assets.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2019.

(f)	Non-income producing security.

(g)	Defaulted.

(h)	Illiquid security.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.6% and 0.1%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

STATEMENT OF ASSETS & LIABILITIES

April 30, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,014,737,572)	$1,049,546,035
Affiliated issuers (cost $1,345,237)	1,345,237
Cash collateral due from broker	1,625,000
Interest receivable	13,428,016
Receivable for capital stock sold	2,982,476
Unrealized appreciation on inflation swaps	1,256,747
Affiliated dividends receivable	8,843

Total assets	1,070,192,354

Liabilities
Unrealized depreciation on inflation swaps	45,109,137
Payable for investment securities purchased	11,543,773
Payable for capital stock redeemed	887,208
Market value on credit default swaps (net premiums received $455,575)	432,266
Advisory fee payable	353,521
Distribution fee payable	59,966
Administrative fee payable	23,386
Transfer Agent fee payable	10,326
Directors’ fees payable	2,606
Accrued expenses	65,350

Total liabilities	58,487,539

Net Assets	$1,011,704,815

Composition of Net Assets
Capital stock, at par	$98,732
Additional paid-in capital	1,035,134,252
Accumulated loss	(23,528,169)

$1,011,704,815

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$52,473,746	5,104,592	$10.28	*

C	$9,304,211	906,196	$10.27

Advisor	$195,997,065	19,058,638	$10.28

1	$508,754,774	49,717,283	$10.23

2	$245,175,019	23,945,205	$10.24

*	The maximum offering price per share for Class A shares was $10.60 which reflects a sales charge of 3.00%.

See notes to financial statements.

34 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (unaudited)

Investment Income
Interest	$15,456,900
Dividends—Affiliated issuers	94,286	$15,551,186

Expenses
Advisory fee (see Note B)	2,495,966
Distribution fee—Class A	73,579
Distribution fee—Class C	49,545
Distribution fee—Class 1	244,468
Transfer agency—Class A	14,443
Transfer agency—Class C	2,506
Transfer agency—Advisor Class	51,346
Transfer agency—Class 1	12,242
Transfer agency—Class 2	5,865
Custodian	89,342
Registration fees	49,699
Audit and tax	40,971
Administrative	35,515
Legal	21,206
Printing	20,721
Directors’ fees	12,309
Miscellaneous	20,593

Total expenses	3,240,316
Less: expenses waived and reimbursed by the Adviser (see Note B)	(372,484)

Net expenses		2,867,832

Net investment income		12,683,354

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(1,214,397)
Swaps		65,567
Net change in unrealized appreciation/depreciation of:
Investments		37,620,830
Swaps		(11,209,468)

Net gain on investment transactions		25,262,532

Net Increase in Net Assets from Operations		$37,945,886

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 35

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$12,683,354	$22,108,425
Net realized loss on investment transactions	(1,148,830)	(4,365,995)
Net change in unrealized appreciation/depreciation of investments	26,411,362	(20,995,942)

Net increase (decrease) in net assets from operations	37,945,886	(3,253,512)
Distributions to Shareholders
Class A	(711,365)	(1,468,127)
Class C	(75,517)	(160,562)
Advisor Class	(2,777,304)	(5,042,775)
Class 1	(6,433,187)	(10,641,296)
Class 2	(3,206,466)	(5,309,014)
Capital Stock Transactions
Net increase (decrease)	(41,484,845)	145,553,515

Total increase (decrease)	(16,742,798)	119,678,229
Net Assets
Beginning of period	1,028,447,613	908,769,384

End of period	$1,011,704,815	$1,028,447,613

See notes to financial statements.

36 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy (the “Fund”), a diversified portfolio. The Fund offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K, Class I and Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 37

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

38 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 39

NOTES TO FINANCIAL STATEMENTS (continued)

features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$990,214,781		$39,261,723		$1,029,476,504
Governments – Treasuries		– 0	–	20,069,531		– 0	–	20,069,531
Short-Term Investments		1,345,237		– 0	–	– 0	–	1,345,237

Total Investments in Securities		1,345,237		1,010,284,312		39,261,723		1,050,891,272
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	1,256,747		– 0	–	1,256,747
Liabilities:
Credit Default Swaps		– 0	–	(432,266)		– 0	–	(432,266)
Inflation (CPI) Swaps		– 0	–	(45,109,137)		– 0	–	(45,109,137)

Total		$1,345,237		$965,999,656		$39,261,723		$1,006,606,616

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/18	$28,585,155		$28,585,155
Accrued discounts/(premiums)	(161,216)		(161,216)
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	694,955		694,955
Purchases	8,096,541		8,096,541
Sales	(35,000)		(35,000)
Transfers in to Level 3	2,081,288		2,081,288	(a)
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/19	$39,261,723		$39,261,723

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(b)	$694,544		$694,544

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2019, all Level 3 securities were priced by third party vendors.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest

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in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding extraordinary expenses, interest expense, and acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest) on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2020 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2019, such reimbursements/waivers amounted to $368,343.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second

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Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2019, the reimbursement for such services amounted to $35,515.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement

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for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $38,980 for the six months ended April 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $2,273 and $443 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2019, such waiver amounted to $4,141.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2019 is as follows:

Fund	Market Value 10/31/18 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$137,058	$135,713	$1,345	$94

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares and .10% of the Fund’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing

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NOTES TO FINANCIAL STATEMENTS (continued)

fees on the Advisor Class and Class 2 shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 and $1,735,482 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$76,676,819	$111,852,715
U.S. government securities	4,999,023	4,976,367

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$36,555,498
Gross unrealized depreciation	(45,576,116)

Net unrealized depreciation	$(9,020,618)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to

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NOTES TO FINANCIAL STATEMENTS (continued)

exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

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During the six months ended April 30, 2019, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2019, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling

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NOTES TO FINANCIAL STATEMENTS (continued)

protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2019, the Fund held credit default swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$1,256,747	Unrealized depreciation on inflation swaps	$45,109,137

Credit contracts			Market value on credit default swaps	432,266

Total		$1,256,747		$45,541,403

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$	– 0	–	$(11,324,461)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		65,567		114,993

Total			$65,567		$(11,209,468)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2019:

Inflation Swaps:
Average notional amount	$862,727,143
Credit Default Swaps:
Average notional amount of sale contracts	$3,985,000

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$330,397	$(330,397)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	332,156	(332,156)		– 0	–		– 0	–		– 0	–
Citibank, NA	368,827	(368,827)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	147,580	(147,580)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	77,787	(77,787)		– 0	–		– 0	–		– 0	–

Total	$1,256,747	$(1,256,747)	$	– 0	–	$	– 0	–	$	– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$813,489	$(330,397)		$(469,000)		$	– 0	–	$14,092
Barclays Bank PLC	11,894,536	(332,156)		– 0	–		(11,562,380)		– 0	–
Citibank, NA	14,913,819	(368,827)		– 0	–		(14,544,992)		– 0	–
Citigroup Global Markets, Inc.	72,359	– 0	–	– 0	–		– 0	–	72,359
Credit Suisse International	268,239	– 0	–	– 0	–		(268,239)		– 0	–
Deutsche Bank AG	2,094,939	(147,580)		– 0	–		(1,947,359)		– 0	–
Goldman Sachs International	91,668	– 0	–	– 0	–		– 0	–	91,668
JPMorgan Chase Bank, NA	11,693,636	(77,787)		(813,000)			(10,802,849)		– 0	–
Morgan Stanley Capital Services LLC	3,698,718	– 0	–	(343,000)			(3,355,718)		– 0	–

Total	$45,541,403	$(1,256,747)		$(1,625,000)			$(42,481,537)		$178,119	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class A
Shares sold	807,698	3,546,849	$8,143,347	$36,220,307

Shares issued in reinvestment of dividends	49,280	105,427	497,350	1,076,579

Shares converted from Class C	13,761	3,304	139,818	33,609

Shares redeemed	(3,260,551)	(1,827,174)	(32,743,026)	(18,606,245)

Net increase (decrease)	(2,389,812)	1,828,406	$(23,962,511)	$18,724,250

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	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class C
Shares sold	70,930	244,709	$709,969	$2,490,307

Shares issued in reinvestment of dividends	5,721	11,513	57,730	117,437

Shares converted to Class A	(13,774)	(3,309)	(139,818)	(33,609)

Shares redeemed	(224,042)	(422,304)	(2,255,940)	(4,302,036)

Net decrease	(161,165)	(169,391)	$(1,628,059)	$(1,727,901)

Advisor Class
Shares sold	4,587,679	10,492,451	$46,343,656	$107,067,984

Shares issued in reinvestment of dividends	189,917	341,322	1,918,361	3,487,216

Shares redeemed	(8,264,727)	(7,688,911)	(83,499,056)	(78,417,257)

Net increase (decrease)	(3,487,131)	3,144,862	$(35,237,039)	$32,137,943

Class 1
Shares sold	5,079,065	13,032,916	$51,146,975	$132,399,166

Shares issued in reinvestment of dividends	517,295	841,883	5,201,373	8,565,451

Shares redeemed	(4,498,193)	(6,661,275)	(45,222,619)	(67,633,874)

Net increase	1,098,167	7,213,524	$11,125,729	$73,330,743

Class 2
Shares sold	2,499,436	4,141,669	$25,187,212	$42,068,510

Shares issued in reinvestment of dividends	248,744	391,427	2,503,061	3,983,832

Shares redeemed	(1,937,287)	(2,257,711)	(19,473,238)	(22,963,862)

Net increase	810,893	2,275,385	$8,217,035	$23,088,480

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments

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in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Recent tax law changes could have a material impact on the value of municipal securities. In addition, Congress has previously considered making changes to the municipal securities provisions of the Internal Revenue Code that could change the U.S. federal income tax treatment of certain types of municipal securities.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult

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NOTES TO FINANCIAL STATEMENTS (continued)

to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years illiquid investments risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2019.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 53

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$619,937	$719,132

Total taxable distributions	619,937	719,132
Tax-exempt distributions	22,001,837	15,905,775

Total distributions paid	$22,621,774	$16,624,907

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(12,929,920	)(a)
Unrealized appreciation/(depreciation)	(35,340,296	)(b)

Total accumulated earnings/(deficit)	$(48,270,216)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $12,929,920.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $1,296,110 and a net long-term capital loss carryforward of $11,633,810, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 55

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.02	$ 10.28	$ 10.29	$ 10.14	$ 10.48	$ 10.35

Income From Investment Operations

Net investment income(a)(b)	.12	.22	.19	.18	.15	.13

Net realized and unrealized gain (loss) on investment transactions	.26	(.26)	(.01)	.16	(.34)	.12

Net increase (decrease) in net asset value from operations	.38	(.04)	.18	.34	(.19)	.25

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.22)	(.19)	(.19)	(.15)	(.12)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.12)	(.22)	(.19)	(.19)	(.15)	(.12)

Net asset value, end of period	$ 10.28	$ 10.02	$ 10.28	$ 10.29	$ 10.14	$ 10.48

Total Return

Total investment return based on net asset value(d)	3.81%	(.42)%	1.75%	3.38%	(1.83)%	2.44%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$52,474	$75,127	$58,270	$37,345	$41,122	$60,016

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.75	%^	.75%	.75%	.75%	.76%	.80%

Expenses, before waivers/reimbursements	.86	%^	.86%	.86%	.86%	.87%	.90%

Net investment income(b)	2.35	%^	2.13%	1.90%	1.78%	1.49%	1.24%

Portfolio turnover rate	8%	15%	9%	9%	17%	18%

See footnote summary on page 61.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.01	$ 10.26	$ 10.27	$ 10.12	$ 10.46	$ 10.33

Income From Investment Operations

Net investment income(a)(b)	.08	.14	.12	.10	.08	.06

Net realized and unrealized gain (loss) on investment transactions	.26	(.25)	(.02)	.16	(.35)	.12

Net increase (decrease) in net asset value from operations	.34	(.11)	.10	.26	(.27)	.18

Less: Dividends and Distributions

Dividends from net investment income	(.08)	(.14)	(.11)	(.11)	(.07)	(.05)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.08)	(.14)	(.11)	(.11)	(.07)	(.05)

Net asset value, end of period	$ 10.27	$ 10.01	$ 10.26	$ 10.27	$ 10.12	$ 10.46

Total Return

Total investment return based on net asset value(d)	3.38%	(1.09)%	.99%	2.61%	(2.56)%	1.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$9,304	$10,681	$12,693	$10,805	$13,154	$20,873

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.50%	1.50%

Expenses, before waivers/reimbursements	1.61	%^	1.61%	1.61%	1.61%	1.61%	1.60%

Net investment income(b)	1.61	%^	1.37%	1.15%	1.03%	.75%	.54%

Portfolio turnover rate	8%	15%	9%	9%	17%	18%

See footnote summary on page 61.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 10.03	$ 10.29	$ 10.30	$ 10.14	$ 10.48	$ 10.35

Income From Investment Operations

Net investment income(a)(b)	.13	.24	.22	.21	.18	.16

Net realized and unrealized gain (loss) on investment transactions	.25	(.26)	(.02)	.17	(.34)	.12

Net increase (decrease) in net asset value from operations	.38	(.02)	.20	.38	(.16)	.28

Less: Dividends and Distributions

Dividends from net investment income	(.13)	(.24)	(.21)	(.22)	(.18)	(.15)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.13)	(.24)	(.21)	(.22)	(.18)	(.15)

Net asset value, end of period	$ 10.28	$ 10.03	$ 10.29	$ 10.30	$ 10.14	$ 10.48

Total Return

Total investment return based on net asset value(d)	3.87%	(.17)%	2.00%	3.74%	(1.56)%	2.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$195,997	$226,145	$199,635	$152,275	$171,789	$185,106

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.61	%^	.61%	.61%	.61%	.61%	.60%

Net investment income(b)	2.61	%^	2.37%	2.15%	2.03%	1.76%	1.55%

Portfolio turnover rate	8%	15%	9%	9%	17%	18%

See footnote summary on page 61.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.98	$ 10.25	$ 10.26	$ 10.11	$ 10.45	$ 10.33

Income From Investment Operations

Net investment income(a)(b)	.13	.23	.21	.20	.17	.15

Net realized and unrealized gain (loss) on investment transactions	.25	(.26)	(.01)	.16	(.34)	.12

Net increase (decrease) in net asset value from operations	.38	(.03)	.20	.36	(.17)	.27

Less: Dividends and Distributions

Dividends from net investment income	(.13)	(.24)	(.21)	(.21)	(.17)	(.15)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.13)	(.24)	(.21)	(.21)	(.17)	(.15)

Net asset value, end of period	$ 10.23	$ 9.98	$ 10.25	$ 10.26	$ 10.11	$ 10.45

Total Return

Total investment return based on net asset value(d)	3.85%	(.32)%	1.94%	3.58%	(1.62)%	2.60%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$508,755	$485,386	$424,291	$333,311	$386,448	$408,307

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.60	%^	.60%	.60%	.60%	.60%	.60%

Expenses, before waivers/reimbursements	.66	%^	.67%	.67%	.68%	.67%	.66%

Net investment income(b)	2.52	%^	2.27%	2.05%	1.93%	1.66%	1.44%

Portfolio turnover rate	8%	15%	9%	9%	17%	18%

See footnote summary on page 61.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 9.99	$ 10.25	$ 10.26	$ 10.12	$ 10.46	$ 10.33

Income From Investment Operations

Net investment income(a)(b)	.13	.24	.22	.21	.18	.16

Net realized and unrealized gain (loss) on investment transactions	.26	(.25)	(.01)	.15	(.34)	.13

Net increase (decrease) in net asset value from operations	.39	(.01)	.21	.36	(.16)	.29

Less: Dividends and Distributions

Dividends from net investment income	(.14)	(.25)	(.22)	(.22)	(.18)	(.16)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)

Total dividends and distributions	(.14)	(.25)	(.22)	(.22)	(.18)	(.16)

Net asset value, end of period	$ 10.24	$ 9.99	$ 10.25	$ 10.26	$ 10.12	$ 10.46

Total Return

Total investment return based on net asset value(d)	3.91%	(.12)%	2.04%	3.58%	(1.52)%	2.79%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$245,175	$231,109	$213,880	$170,155	$176,066	$185,904

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.50	%^	.50%	.50%	.50%	.50%	.50%

Expenses, before waivers/reimbursements	.56	%^	.57%	.57%	.58%	.57%	.56%

Net investment income(b)	2.62	%^	2.37%	2.14%	2.03%	1.76%	1.54%

Portfolio turnover rate.	8%	15%	9%	9%	17%	18%

See footnote summary on page 61.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

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RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of AB Bond Fund, Inc. (the “Company”)—AB Municipal Bond Inflation Strategy (the “Fund”) was held on October 11, 2018, adjourned until November 14, 2018. A description of each proposal and the number of shares voted at the Meeting are as follows (the proposal numbers shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Authority Withheld:
Michael J. Downey	552,116,673	8,282,940
William H. Foulk, Jr.*	551,877,052	8,522,561
Nancy P. Jacklin	552,933,422	7,466,191
Robert M. Keith	552,821,117	7,578,496
Carol C. McMullen	553,112,515	7,287,098
Gary L. Moody	552,308,024	8,091,589
Marshall C. Turner, Jr.	552,161,346	8,238,266
Earl D. Weiner	551,845,466	8,554,147

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker-Non Votes
41,521,526	362,744	1,665,250	16,035,282

*	Mr. Foulk retired on December 31, 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert (“Guy”) B. Davidson III(2), Vice President Terrance T. Hults(2), Vice President Matthew J. Norton(2), Vice President Andrew D. Potter(2), Vice President	Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Davidson III, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB Municipal Bond Inflation Strategy (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 67

other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

68 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 69

methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive

70 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 71

will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 73

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 75

NOTES

76 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0152-0419

APR    04.30.19

SEMI-ANNUAL REPORT

AB SHORT DURATION INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value December 12, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,034.50	$2.54	0.65%
Hypothetical**	$1,000	$1,016.68	$2.51	0.65%
Class C
Actual	$1,000	$1,031.30	$5.65	1.45%
Hypothetical**	$1,000	$1,013.62	$5.60	1.45%
Advisor Class
Actual	$1,000	$1,035.20	$1.76	0.45%
Hypothetical**	$1,000	$1,017.45	$1.74	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 140/365 (to reflect the since inception period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 1

PORTFOLIO SUMMARY

April 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $15.3

1

All data are as of April 30, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2019 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 57.2%
Indonesia – 2.4%
Indonesia Treasury Bond Series FR53 8.25%, 7/15/21	IDR	1,625,000	$117,000
Series FR56 8.375%, 9/15/26		227,000	16,435
Series FR70 8.375%, 3/15/24		137,000	10,019
Series FR77 8.125%, 5/15/24		2,414,000	174,909
Series FR78 8.25%, 5/15/29		629,000	45,451

			363,814

Italy – 3.0%
Italy Buoni Poliennali Del Tesoro 4.50%, 5/01/23	EUR	362	456,212

Peru – 1.0%
Peru Government Bond 5.70%, 8/12/24	PEN	500	160,678

United States – 50.8%
U.S. Treasury Bonds 6.125%, 11/15/27	U.S.$	2,453	3,138,307
U.S. Treasury Notes 1.375%, 10/31/20		4,693	4,627,738

			7,766,045

Total Governments – Treasuries (cost $8,620,509)			8,746,749

COLLATERALIZED MORTGAGE OBLIGATIONS – 23.3%
Risk Share Floating Rate – 22.8%
Bellemeade Re Ltd. Series 2019-1A, Class M2 5.184% (LIBOR 1 Month + 2.70%), 3/25/29(a)(b)		152	152,402
Connecticut Avenue Securities Trust Series 2019-R01, Class 2M2 4.927% (LIBOR 1 Month + 2.45%), 7/25/31(a)(b)		19	19,369
Series 2019-R02, Class 1M2 4.777% (LIBOR 1 Month + 2.30%), 9/25/31(a)(b)		30	30,530
Series 2019-R03, Class 1M2 4.627% (LIBOR 1 Month + 2.15%), 9/25/31(a)(b)		43	43,308

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 3

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Series 2019-HQA1, Class M2 4.827% (LIBOR 1 Month + 2.35%), 2/25/49(a)(b)	U.S.$	20	$19,885
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN4, Class M3 7.027% (LIBOR 1 Month + 4.55%), 10/25/24(a)		282	308,639
Series 2017-DNA2, Class M2 5.927% (LIBOR 1 Month + 3.45%), 10/25/29(a)		400	432,804
Series 2018-DNA1, Class M2 4.277% (LIBOR 1 Month + 1.80%), 7/25/30(a)		88	86,830
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 7.377% (LIBOR 1 Month + 4.90%), 11/25/24(a)		302	339,518
Series 2016-C04, Class 1M2 6.727% (LIBOR 1 Month + 4.25%), 1/25/29(a)		400	438,798
Series 2016-C05, Class 2M2 6.927% (LIBOR 1 Month + 4.45%), 1/25/29(a)		400	434,915
Series 2017-C02, Class 2M2 6.127% (LIBOR 1 Month + 3.65%), 9/25/29(a)		471	507,103
Series 2017-C04, Class 2M2 5.327% (LIBOR 1 Month + 2.85%), 11/25/29(a)		73	75,938
Series 2017-C05, Class 1M2 4.677% (LIBOR 1 Month + 2.20%), 1/25/30(a)		75	76,155
Series 2017-C07, Class 2M2 4.977% (LIBOR 1 Month + 2.50%), 5/25/30(a)		175	178,459
Home Re Ltd. Series 2018-1, Class M1 4.077% (LIBOR 1 Month + 1.60%), 10/25/28(a)(b)		150	149,898
Oaktown Re II Ltd. Series 2018-1A, Class M1 4.027% (LIBOR 1 Month + 1.55%), 7/25/28(a)(b)		150	149,623
Oaktown Re Ltd. Series 2017-1A, Class M1 4.727% (LIBOR 1 Month + 2.25%), 4/25/27(a)(b)		34	33,609

			3,477,783

4 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Floating Rate – 0.4%
Federal Home Loan Mortgage Corp. REMICs Series 4372, Class JS 3.616% (6.10% – LIBOR 1 Month), 8/15/44(a)(c)	U.S.$	235	$41,295
Federal National Mortgage Association REMICs Series 2010-129, Class PS 4.223% (6.70% – LIBOR 1 Month), 11/25/38(a)(c)		569	25,919

			67,214

Agency Fixed Rate – 0.1%
Federal National Mortgage Association REMICs Series 2016-64, Class BI 5.00%, 9/25/46(d)		63	12,195

Total Collateralized Mortgage Obligations (cost $3,529,709)			3,557,192

MORTGAGE PASS-THROUGHS – 9.5%
Agency Fixed Rate 30-Year – 9.5%
Federal National Mortgage Association Series 2019 5.50%, 5/13/49, TBA (cost $1,453,075)		1,360	1,452,012

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.8%
Non-Agency Fixed Rate CMBS – 6.7%
Citigroup Commercial Mortgage Trust Series 2016-P3, Class XA 1.86%, 4/15/49(d)		1,203	101,404
Series 2017-P7, Class XA 1.287%, 4/14/50(d)		993	67,740
Commercial Mortgage Trust Series 2015-CR27, Class XA 1.268%, 10/10/48(d)		1,496	71,827
Series 2016-DC2, Class XA 1.184%, 2/10/49(d)		1,966	104,006
GS Mortgage Securities Trust Series 2013-GC13, Class C 4.218%, 7/10/46(b)(e)		100	101,428
Series 2016-GS3, Class XA 1.387%, 10/10/49(d)		1,532	104,799
JPMDB Commercial Mortgage Securities Trust Series 2017-C5, Class XA 1.143%, 3/15/50(d)		979	57,391
UBS Commercial Mortgage Trust Series 2012-C1, Class AS 4.171%, 5/10/45		52	53,420

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 5

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2012-C1, Class D 5.728%, 5/10/45(b)(e)	U.S.$	50	$50,065
Wells Fargo Commercial Mortgage Trust Series 2016-C32, Class XA 1.473%, 1/15/59(d)		968	63,713
Series 2016-LC24, Class XA 1.838%, 10/15/49(d)		953	88,046
WFRBS Commercial Mortgage Trust Series 2012-C7, Class AS 4.09%, 6/15/45		150	153,566

			1,017,405

Non-Agency Floating Rate CMBS – 1.1%
Great Wolf Trust Series 2017-WOLF, Class A 3.472% (LIBOR 1 Month + 0.85%), 9/15/34(a)(b)		61	60,943
Morgan Stanley Capital I, Inc. Series 2019-BPR, Class D 6.60% (LIBOR 1 Month + 4.00%), 5/15/36(a)(b)(e)		13	13,000
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class D 3.926% (LIBOR 1 Month + 1.45%), 7/15/33(a)(b)(e)		100	99,937

			173,880

Total Commercial Mortgage-Backed Securities (cost $1,186,017)			1,191,285

EMERGING MARKETS – TREASURIES – 4.7%
Brazil – 1.7%
Brazil Notas do Tesouro Nacional Series NTNF 10.00%, 1/01/23	BRL	942	253,227

South Africa – 3.0%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23	ZAR	6,000	420,010
Series R186 10.50%, 12/21/26		540	41,835

			461,845

Total Emerging Markets – Treasuries (cost $721,397)			715,072

6 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 3.6%
Autos - Fixed Rate – 2.3%
CPS Auto Receivables Trust Series 2018-D, Class D 4.34%, 9/16/24(b)	U.S.$	100	$101,872
Exeter Automobile Receivables Trust Series 2018-4A, Class E 5.38%, 7/15/25(b)		40	41,182
Series 2019-1A, Class E 5.20%, 1/15/26(b)		40	40,976
Series 2019-2A, Class E 4.68%, 5/15/26(b)		15	15,078
First Investors Auto Owner Trust Series 2019-1A, Class E 4.53%, 6/16/25(b)		150	150,114

			349,222

Other ABS - Fixed Rate – 1.3%
Marlette Funding Trust Series 2018-3A, Class C 4.63%, 9/15/28(b)(e)		100	101,723
Series 2019-1A, Class C 4.42%, 4/16/29(b)(e)		100	101,075

			202,798

Total Asset-Backed Securities (cost $549,434)			552,020

CORPORATES – NON-INVESTMENT GRADE – 0.8%
Financial Institutions – 0.4%
Banking – 0.4%
HSBC Finance Corp. 6.676%, 1/15/21(e)		61	63,945

Industrial – 0.4%
Consumer Cyclical - Automotive – 0.1%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 6.25%, 5/15/26(b)		3	3,135
8.50%, 5/15/27(b)		8	8,265
Truck Hero, Inc. 8.50%, 4/21/24(b)		5	5,038

			16,438

Consumer Cyclical - Retailers – 0.1%
Staples, Inc. 7.50%, 4/15/26(b)		15	15,014

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 7

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.1%
CommScope, Inc. 5.50%, 3/01/24(b)	U.S.$	20	$20,857

Transportation - Services – 0.1%
XPO Logistics, Inc. 6.75%, 8/15/24(b)		10	10,346

			62,655

Total Corporates – Non-Investment Grade (cost $124,397)			126,600

CORPORATES – INVESTMENT GRADE – 0.6%
Industrial – 0.6%
Basic – 0.1%
Vale Overseas Ltd. 4.375%, 1/11/22		8	8,156

Consumer Cyclical - Automotive – 0.3%
General Motors Financial Co., Inc. 5.10%, 1/17/24		53	56,142

Technology – 0.2%
Broadcom, Inc. 4.25%, 4/15/26(b)		30	29,647

Total Corporates – Investment Grade (cost $90,605)			93,945

EMERGING MARKETS – SOVEREIGNS – 0.4%
Lebanon – 0.1%
Lebanon Government International Bond 6.10%, 10/04/22(b)		16	14,071

Nigeria – 0.3%
Nigeria Government International Bond 5.625%, 6/27/22		40	40,400

Total Emerging Markets – Sovereigns (cost $53,482)			54,471

BANK LOANS – 0.3%
Industrial – 0.2%
Consumer Non-Cyclical – 0.1%
athenahealth, Inc. 7.197% (LIBOR 3 Month + 4.50%), 2/11/26(f)		19	19,178

8 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
Team Health Holdings, Inc. 5.233% (LIBOR 1 Month + 2.75%), 2/06/24(e)(f)	U.S.$	19	$17,521

			36,699

Financial Institutions – 0.1%
Finance – 0.1%
Ellie Mae, Inc. 4/17/26(g)		9	8,744

Total Bank Loans (cost $44,742)			45,443

		Shares
SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.37%(h)(i)(j) (cost $113,891)		113,891	113,891

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 0.2%
Egypt – 0.2%
Egypt Treasury Bills Series 273D Zero Coupon, 7/02/19	EGP	425	24,039
Series 364D Zero Coupon, 10/29/19		175	9,364

Total Governments – Treasuries (cost $33,244)			33,403

Total Short-Term Investments (cost $147,135)			147,294

Total Investments – 109.1% (cost $16,520,502)			16,682,083
Other assets less liabilities – (9.1)%			(1,397,661)

Net Assets – 100.0%			$15,284,422

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 9

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	2	June 2019	$263,563	$1,091

Sold Contracts
Euro-Schatz Futures	3	June 2019	376,589	(575)
U.S. T-Note 2 Yr (CBT) Futures	9	June 2019	1,917,070	(3,613)

				$(3,097)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	136	KRW	152,269	5/16/19	$(5,126)
Barclays Bank PLC	TWD	8	USD	0	6/10/19	1
Barclays Bank PLC	INR	5,276	USD	75	7/16/19	432
Barclays Bank PLC	USD	77	INR	5,369	7/16/19	(380)
Barclays Bank PLC	USD	69	MYR	282	8/21/19	(1,039)
Citibank, NA	BRL	354	USD	91	5/03/19	1,187
Citibank, NA	BRL	1,281	USD	324	5/03/19	(2,663)
Citibank, NA	USD	416	BRL	1,635	5/03/19	1,158
Citibank, NA	IDR	274,061	USD	19	5/09/19	82
Citibank, NA	IDR	1,784,548	USD	125	5/09/19	(813)
Citibank, NA	BRL	1,017	USD	258	6/04/19	(248)
Citibank, NA	AUD	25	USD	18	6/24/19	159
Citibank, NA	USD	37	INR	2,633	7/16/19	149
Credit Suisse International	AUD	29	USD	21	6/24/19	224
Deutsche Bank AG	IDR	268,058	USD	19	5/09/19	(190)
Goldman Sachs Bank USA	BRL	114	USD	29	5/03/19	387
Goldman Sachs Bank USA	USD	29	BRL	114	5/03/19	178
Goldman Sachs Bank USA	USD	10	ZAR	142	6/28/19	16
Goldman Sachs Bank USA	INR	5,381	USD	77	7/16/19	190
HSBC Bank USA	BRL	293	USD	74	5/03/19	(962)
HSBC Bank USA	USD	74	BRL	293	5/03/19	459
HSBC Bank USA	IDR	1,808,510	USD	126	5/09/19	(1,629)
HSBC Bank USA	KRW	21,305	USD	19	5/16/19	545
JPMorgan Chase Bank, NA	TWD	2,356	USD	76	6/10/19	196
JPMorgan Chase Bank, NA	USD	30	ZAR	438	6/28/19	39
Morgan Stanley Capital Services, Inc.	KRW	112,396	USD	99	5/16/19	2,382
Morgan Stanley Capital Services, Inc.	EUR	33	USD	36	7/10/19	(196)
Standard Chartered Bank	BRL	8	USD	2	5/03/19	(13)
Standard Chartered Bank	USD	2	BRL	8	5/03/19	(21)
Standard Chartered Bank	IDR	734,393	USD	51	5/09/19	(329)
Standard Chartered Bank	KRW	63,915	USD	56	5/16/19	1,407
Standard Chartered Bank	USD	117	KRW	130,562	5/16/19	(4,743)
Standard Chartered Bank	TWD	3,549	USD	115	6/10/19	288
Standard Chartered Bank	USD	76	INR	5,353	7/16/19	318
Standard Chartered Bank	IDR	98,030	USD	7	8/22/19	(13)

10 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	CAD	195	USD	146	5/09/19	$284
State Street Bank & Trust Co.	USD	70	CAD	93	5/09/19	(323)
State Street Bank & Trust Co.	CHF	200	USD	200	6/13/19	2,454
State Street Bank & Trust Co.	MXN	2,156	USD	111	6/13/19	(1,554)
State Street Bank & Trust Co.	USD	38	MXN	738	6/13/19	201
State Street Bank & Trust Co.	USD	227	MXN	4,320	6/13/19	(1,065)
State Street Bank & Trust Co.	USD	38	NZD	58	6/26/19	11
State Street Bank & Trust Co.	NOK	388	USD	45	6/27/19	(279)
State Street Bank & Trust Co.	USD	46	NOK	387	6/27/19	(532)
State Street Bank & Trust Co.	ZAR	6,199	USD	438	6/28/19	7,092
State Street Bank & Trust Co.	EUR	346	USD	392	7/10/19	2,324
State Street Bank & Trust Co.	EUR	169	USD	189	7/10/19	(1,134)
State Street Bank & Trust Co.	USD	153	EUR	134	7/10/19	(1,200)
State Street Bank & Trust Co.	PLN	142	USD	37	7/11/19	(283)
State Street Bank & Trust Co.	USD	37	PLN	141	7/11/19	40
State Street Bank & Trust Co.	ILS	139	USD	39	7/16/19	363
UBS AG	KRW	85,382	USD	75	5/16/19	1,814
UBS AG	USD	76	CNY	513	6/12/19	(195)

						$(550)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)%	Quarterly	2.93%	USD	126	$(11,313)	$(10,700)	$(613)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	116	(10,442)	(9,847)	(595)
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	(5.00)	Quarterly	2.93	USD	84	(7,571)	(7,059)	(512)

Sale Contracts
CDX-NAHY Series 31, 5 Year Index, 12/20/23*	5.00	Quarterly	2.93	USD	327	29,326	12,070	17,256
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	1,060	86,535	76,371	10,164
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	87	7,110	6,573	537
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	120	9,806	9,177	629
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	5.00	Quarterly	3.26	USD	130	10,624	9,978	646

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Federative Republic of Brazil, 4.250%, 1/07/25, 6/20/24*	1.00%	Quarterly	1.72%	USD	110	$(3,591)	$(3,539)	$(52)
Republic of Indonesia, 5.875%, 3/13/20, 6/20/24*	1.00	Quarterly	0.95	USD	80	291	(328)	619
Republic of South Africa, 5.50%, 3/09/20, 6/20/24*	1.00	Quarterly	1.87	USD	80	(3,141)	(3,312)	171
Republic of Turkey, 11.875%, 1/15/30, 6/20/24*	1.00	Quarterly	4.50	USD	150	(22,127)	(15,803)	(6,324)

						$85,507	$63,581	$21,926

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	2.25%	USD	360	$(2,292)	$(11,810)	$9,518
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	730	(79,132)	(104,121)	24,989

						$(81,424)	$(115,931)	$34,507

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International
Markit iBoxx EUR Contingent Convertible Liquid Developed Market AT1 TRI	3 Month EURIBOR	Quarterly/ Maturity	EUR	152	6/20/19	$2,793
Markit iBoxx USD Contingent Convertible Liquid Developed Markets AT1 Index TRI	3 Month LIBOR	Quarterly/ Maturity	USD	152	6/20/19	1,637

						$4,430

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2019.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, the aggregate market value of these securities amounted to $1,582,390 or 10.4% of net assets.

(c)	Inverse interest only security.

(d)	IO – Interest Only.

12 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2019.

(g)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(h)	Affiliated investments.

(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(j)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EGP – Egyptian Pound

EUR – Euro

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PLN – Polish Zloty

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 13

STATEMENT OF ASSETS & LIABILITIES

April 30, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $16,406,611)	$16,568,192
Affiliated issuers (cost $113,891)	113,891
Cash collateral due from broker	174,174
Foreign currencies, at value (cost $9,114)	9,142
Unaffiliated interest and dividends receivable	126,970
Receivable due from Adviser	52,948
Receivable for newly entered credit default swaps	44,648
Deferred offering expense	33,435
Receivable for terminated credit default swaps	29,520
Unrealized appreciation on forward currency exchange contracts	24,380
Unrealized appreciation on total return swaps	4,430
Affiliated dividends receivable	156

Total assets	17,181,886

Liabilities
Due to custodian	2,129
Payable for investment securities purchased	1,524,139
Market value on credit default swaps (net premiums received $115,931)	81,424
Payable for newly entered credit default swaps	56,192
Dividends payable	53,098
Unrealized depreciation on forward currency exchange contracts	24,930
Payable for terminated credit default swaps	15,212
Directors’ fees payable	9,231
Payable for variation margin on centrally cleared swaps	4,127
Payable for variation margin on futures	316
Transfer Agent fee payable	181
Accrued expenses and other liabilities	126,485

Total liabilities	1,897,464

Net Assets	$15,284,422

Composition of Net Assets
Capital stock, at par	$1,500
Additional paid-in capital	14,998,500
Distributable earnings	284,422

$15,284,422

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$10,189	1,000	$10.19	*

C	$10,190	1,000	$10.19

Advisor	$15,264,043	1,498,000	$10.19

*	The maximum offering price per share for Class A shares was $10.64 which reflects a sales charge of 4.25%.

See notes to financial statements.

14 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

For the period of December 12, 2018(a) to April 30, 2019 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $859)	$221,356
Dividends—Affiliated issuers	1,532	$222,888

Expenses
Advisory fee (see Note B)	20,220
Distribution fee—Class A	8
Distribution fee—Class C	39
Transfer agency—Class A	3
Transfer agency—Class C	3
Transfer agency—Advisor Class	5,234
Audit and tax	48,886
Administrative	33,896
Custodian	27,744
Amortization of offering expenses	20,565
Legal	14,776
Directors’ fees	9,231
Printing	6,455
Registration fees	345
Miscellaneous	7,521

Total expenses	194,926
Less: expenses waived and reimbursed by the Adviser (see Note B)	(168,939)

Net expenses		25,987

Net investment income		196,901

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		57,363
Forward currency exchange contracts		(13,831)
Futures		4,215
Swaps		64,050
Swaptions written		960
Foreign currency transactions		(3,811)
Net change in unrealized appreciation/depreciation of:
Investments(b)		161,205
Forward currency exchange contracts		(550)
Futures		(3,097)
Swaps		60,863
Foreign currency denominated assets and liabilities		(136)

Net gain on investment and foreign currency transactions		327,231

Net Increase in Net Assets from Operations		$524,132

(a)	Commencement of operations.

(b)	Net of increase in accrued foreign capital gains taxes of $376.

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 15

STATEMENT OF CHANGES IN NET ASSETS

	December 12, 2018(a) to April 30, 2019 (unaudited)
Increase in Net Assets from Operations
Net investment income	$196,901
Net realized gain on investment and foreign currency transactions	108,946
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	218,285

Net increase in net assets from operations	524,132
Distributions to Shareholders
Class A	(153)
Class C	(122)
Advisor Class	(239,435)
Capital Stock Transactions
Net increase (decrease)	15,000,000

Total increase	15,284,422
Net Assets
Beginning of period	– 0	–

End of period	$15,284,422

(a)	Commencement of operations.

See notes to financial statements.

16 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Short Duration Income Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on December 12, 2018. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. As of April 30, 2019, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class A shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed

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securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$8,746,749		$	– 0	–	$8,746,749
Collateralized Mortgage Obligations		– 0	–	3,557,192			– 0	–	3,557,192
Mortgage Pass-Throughs		– 0	–	1,452,012			– 0	–	1,452,012
Commercial Mortgage-Backed Securities		– 0	–	926,855			264,430		1,191,285
Emerging Markets – Treasuries		– 0	–	715,072			– 0	–	715,072
Asset-Backed Securities		– 0	–	349,222			202,798		552,020
Corporates – Non-Investment Grade		– 0	–	62,655			63,945		126,600
Corporates – Investment Grade		– 0	–	93,945			– 0	–	93,945
Emerging Markets – Sovereigns		– 0	–	54,471			– 0	–	54,471
Bank Loans		– 0	–	27,922			17,521		45,443
Short-Term Investments:
Investment Companies		113,891		– 0	–		– 0	–	113,891
Governments – Treasuries		– 0	–	33,403			– 0	–	33,403

Total Investments in Securities		113,891		16,019,498			548,694		16,682,083

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(a):
Assets:
Futures	$1,091		$	– 0	–	$	– 0	–	$1,091	(b)
Forward Currency Exchange Contracts	– 0	–		24,380			– 0	–	24,380
Centrally Cleared Credit Default Swaps	– 0	–		143,692			– 0	–	143,692	(b)
Total Return Swaps	– 0	–		4,430			– 0	–	4,430
Liabilities:
Futures	(4,188)			– 0	–		– 0	–	(4,188	)(b)
Forward Currency Exchange Contracts	– 0	–		(24,930)			– 0	–	(24,930)
Centrally Cleared Credit Default Swaps	– 0	–		(58,185)			– 0	–	(58,185	)(b)
Credit Default Swaps	– 0	–		(81,424)			– 0	–	(81,424)

Total	$110,794			$16,027,461			$548,694		$16,686,949

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities			Asset-Backed Securities			Corporates - Non- Investment Grade
Balance as of 12/12/18(a)	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		(7)			(25)			(228)
Realized gain (loss)		– 0	–		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		2,218			(302)			571
Purchases		262,219			203,125			63,602
Sales		– 0	–		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 4/30/19		$264,430			$202,798			$63,945

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(b)		$2,218			$(302)			$571

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NOTES TO FINANCIAL STATEMENTS (continued)

	Bank Loans			Total
Balance as of 12/12/18(a)	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		(260)
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		190			2,677
Purchases		17,331			546,277
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 4/30/19		$17,521			$548,694

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(b)		$190			$2,677

(a)	Commencement of operations.

(b)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2019, all Level 3 securities were priced by third party vendors.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in

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NOTES TO FINANCIAL STATEMENTS (continued)

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for the current tax year and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $54,000 were deferred and amortized on a straight line basis over a one year period starting from December 12, 2018 (commencement of operations).

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .35% of the first $2.5 billion of the Fund’s average daily net assets and .30% of the excess over $2.5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .65%, 1.45% and .45% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the period ended April 30, 2019, such reimbursement/waivers amounted to $134,987. The Expense Caps may not be terminated by the Adviser before November 15, 2019. Any fees waived and expenses borne by the Adviser until one year after the date that shares of the Fund are first offered to the public are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $134,987 for the period ended April 30, 2019. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentage set forth above.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the

“MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000

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NOTES TO FINANCIAL STATEMENTS (continued)

shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of the Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at a meeting held on July 31—August 2, 2018, the Boards of Directors (the “Board”) approved new investment advisory agreements with the Adviser, in connection with the Plan. Subsequently, the initial stockholder of the Fund approved: (1) the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended April 30, 2019, the Adviser voluntarily agreed to waive such fees in the amount of $33,896.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $6,333 for the six months ended April 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the period ended April 30, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended April 30, 2019, such waiver amounted to $56.

A summary of the Fund’s transactions in AB mutual funds for the period ended April 30, 2019 is as follows:

Fund	Market Value 12/12/18(a) (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0 –	$6,123	$6,009	$114	$2

(a)	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended April 30, 2019 amounted to $43, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. Payments under the Class A plan are currently limited to .20% of the Fund’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $0 for Class C shares. While such costs may be

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NOTES TO FINANCIAL STATEMENTS (continued)

recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$4,705,508	$502,792
U.S. government securities	19,117,586	6,970,044

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$271,900
Gross unrealized depreciation	(53,103)

Net unrealized appreciation	$218,797

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the period ended April 30, 2019, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an

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NOTES TO FINANCIAL STATEMENTS (continued)

unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the period ended April 30, 2019, the Fund held purchased swaptions for hedging and non-hedging purposes. During the period ended April 30, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk

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NOTES TO FINANCIAL STATEMENTS (continued)

is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2019, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $326,890.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a

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NOTES TO FINANCIAL STATEMENTS (continued)

particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the period ended April 30, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the period ended April 30, 2019, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended April 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$1,091	*	Receivable/Payable for variation margin on futures	$4,188	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	30,022	*	Receivable/Payable for variation margin on centrally cleared swaps	8,096	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	24,380		Unrealized depreciation on forward currency exchange contracts	24,930

Credit contracts				Market value on credit default swaps	81,424

Credit contracts	Unrealized appreciation on total return swaps	4,430

Total		$59,923			$118,638

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$4,215	$(3,097)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(13,831)	(550)

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(555)	$	– 0	–

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	960		– 0	–

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	64,050		60,863

Total		$54,839		$57,216

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended April 30, 2019:

Futures:
Average notional amount of buy contracts	$262,472	(a)
Average notional amount of sale contracts	$1,908,184	(b)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,221,630	(c)
Average principal amount of sale contracts	$1,736,376	(c)
Purchased Swaptions:
Average notional amount	$150,000	(a)
Swaptions Written:
Average notional amount	$150,000	(a)
Credit Default Swaps:
Average notional amount of sale contracts	$1,342,000	(c)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$326,890	(a)
Average notional amount of sale contracts	$1,673,754	(c)
Total Return Swaps:
Average notional amount	$318,240	(a)

(a)	Positions were open for one month during the period.

(b)	Positions were open for four months during the period.

(c)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Barclays Bank PLC	$433	$(433)	$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	2,735	(2,735)	– 0	–	– 0	–	– 0	–
Credit Suisse International	224	(224)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	5,201	– 0	–	– 0	–	– 0	–	5,201
HSBC Bank USA	1,004	(1,004)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	235	– 0	–	– 0	–	– 0	–	235
Morgan Stanley Capital Services, Inc.	2,382	(196)	– 0	–	– 0	–	2,186
Standard Chartered Bank	2,013	(2,013)	– 0	–	– 0	–	– 0	–
State Street Bank & Trust Co.	12,769	(6,370)	– 0	–	– 0	–	6,399
UBS AG	1,814	(195)	– 0	–	– 0	–	1,619

Total	$28,810	$(13,170)	$	– 0	–	$	– 0	–	$15,640	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$6,545	$(433)	$	– 0	–	$	– 0	–	$6,112
Citibank, NA	3,724	(2,735)	– 0	–	– 0	–	989
Credit Suisse International	81,424	(224)	– 0	–	– 0	–	81,200
Deutsche Bank AG	190	– 0	–	– 0	–	– 0	–	190
HSBC Bank USA	2,591	(1,004)	– 0	–	– 0	–	1,587
Morgan Stanley Capital Services, Inc.	196	(196)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	5,119	(2,013)	– 0	–	– 0	–	3,106
State Street Bank & Trust Co.	6,370	(6,370)	– 0	–	– 0	–	– 0	–
UBS AG	195	(195)	– 0	–	– 0	–	– 0	–

Total	$106,354	$(13,170)	$	– 0	–	$	– 0	–	$93,184	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the period ended April 30, 2019, the Fund earned drop income of $294 which is included in interest income in the accompanying statement of operations.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares	Amount
	December 12, 2018(a) to April 30, 2019 (unaudited)	December 12, 2018(a) to April 30, 2019 (unaudited)

Class A
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares	Amount
	December 12, 2018(a) to April 30, 2019 (unaudited)	December 12, 2018(a) to April 30, 2019 (unaudited)

Class C
Shares sold	1,000	$10,000

Net increase	1,000	$10,000

Advisor Class
Shares sold	1,498,000	$14,980,000

Net increase	1,498,000	$14,980,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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NOTES TO FINANCIAL STATEMENTS (continued)

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market

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has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Distributions to Shareholders

The tax character of distributions to be paid for the period ending October 31, 2019 will be determined at the end of the current fiscal year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These capital loss carryforwards will retain their character as either short-term or long-term capital losses.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
December 12, 2018(a) to April 30, 2019 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.12

Net realized and unrealized gain on investment and foreign currency transactions	.22

Net increase in net asset value from operations	.34

Less: Dividends

Dividends from net investment income	(.15)

Net asset value, end of period	$ 10.19

Total Return

Total investment return based on net asset value(d)	3.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements^	.65%

Expenses, before waivers/reimbursements^	3.56%

Net investment income(c)^	3.22%

Portfolio turnover rate	47%

See	footnote summary on page 45.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
December 12, 2018(a) to April 30, 2019 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.09

Net realized and unrealized gain on investment and foreign currency transactions	.22

Net increase in net asset value from operations	.31

Less: Dividends

Dividends from net investment income	(.12)

Net asset value, end of period	$ 10.19

Total Return

Total investment return based on net asset value(d)	3.13%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements^	1.45%

Expenses, before waivers/reimbursements^	4.36%

Net investment income(c)^	2.44%

Portfolio turnover rate	47%

See	footnote summary on page 45.

44 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
December 12, 2018(a) to April 30, 2019 (unaudited)

Net asset value, beginning of period	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.13

Net realized and unrealized gain on investment and foreign currency transactions	.22

Net increase in net asset value from operations	.35

Less: Dividends

Dividends from net investment income	(.16)

Net asset value, end of period	$ 10.19

Total Return

Total investment return based on net asset value(d)	3.52%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,264

Ratio to average net assets of:

Expenses, net of waivers/reimbursements^	.45%

Expenses, before waivers/reimbursements^	3.37%

Net investment income(c)^	3.41%

Portfolio turnover rate	47%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

See notes to financial statements.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 45

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Scott A. DiMaggio(2), Vice President Gershon M. Distenfeld(2), Vice President Douglas J. Peebles(2), Vice President Matthew S. Sheridan(2), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DiMaggio, Distenfeld, Peebles and Sheridan.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement and New Advisory Agreements

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB Short Duration Income Portfolio (the “Fund”) for an initial two-year period at a meeting held on July 31-August 2, 2018 (the “Meeting”), as well as new Advisory Agreements with the same terms (together with the Advisory Agreement, the “Advisory Agreements”) in connection with the plans of AXA S.A. to sell its remaining interest in AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser), subject to market conditions, in one or more transactions that may be deemed to involve an “assignment” of one or more advisory agreements between the Adviser and the Company in respect of the Fund.

Prior to approval of the Advisory Agreements, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreements with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 47

determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreements, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreements provide that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreements. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreements.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreements. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees to be paid by the Fund to a wholly owned subsidiary of the

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Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual effective advisory fee rate against a peer group median.

The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreements would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreements, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 49

accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the proposed advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the projected total expense ratio of the Class A shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the Fund for a one year period. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views

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on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

abfunds.com	AB SHORT DURATION INCOME PORTFOLIO | 51

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

52 | AB SHORT DURATION INCOME PORTFOLIO	abfunds.com

AB SHORT DURATION INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SDI-0152-0419

APR    04.30.19

SEMI-ANNUAL REPORT

AB TAX-AWARE FIXED INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Aware Fixed Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 10, 2019

This report provides management’s discussion of fund performance for AB Tax-Aware Fixed Income Portfolio for the semi-annual reporting period ended April 30, 2019.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF APRIL 30, 2019 (unaudited)

	6 Months	12 Months

AB TAX-AWARE FIXED INCOME PORTFOLIO

Class A Shares	5.77%	6.13%

Class C Shares	5.38%	5.34%

Advisor Class Shares[1]	5.90%	6.39%

Bloomberg Barclays Municipal Bond Index	5.68%	6.16%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2019.

For the six-month period, all share classes except Class C outperformed the benchmark; during the 12-month period, all share classes except Advisor Class underperformed the benchmark, before sales charges. For both periods, yield-curve positioning in seven- to 10-year duration municipals contributed, relative to the benchmark, while positioning in one- to two-year duration municipals detracted. Off-benchmark exposure to consumer price index (“CPI”) swaps contributed. Security selection within the state general obligation (“GO”) bond and industrial development sectors contributed, while selection in the tobacco and local GO bond sectors detracted.

The Fund utilized derivatives in the form of CPI swaps for hedging purposes and interest rate swaps and credit default swaps for investment purposes, which had no material impact on absolute returns during either period.

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MARKET REVIEW AND INVESTMENT STRATEGY

Though the six-month period ended April 30, 2019 was volatile for financial markets, municipal bonds performed well on an absolute basis. Bond yield expectations continued to rise as economic growth was strong, stock market indices were up and the US Federal Reserve (the “Fed”) signaled a desire to move to a more neutral monetary policy, which included both higher interest rates and a smaller balance sheet. Perception changed at the end of 2018, following slow economic growth and a sharp drop in equity markets. The Fed decided to hold monetary policy steady, citing slower growth and modest inflation, which had been persistently below their stated target.

Perhaps in response to equity market volatility, investor demand for municipal bonds was strong, while net-new supply was unchanged; together, strong demand and no supply pushed municipal bond prices higher. Demand was particularly strong through the first four months of 2019. As a result, 10-year AAA-rated municipal yields declined 42 basis points, considerably more than 10-year US Treasury yields, which declined 18 basis points.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek investments in attractive after-tax returns such as municipal and taxable fixed income and selective below investment-grade bonds. The Team seeks to manage interest-rate exposure by focusing on lower-rated municipal and corporate bonds.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 1.59% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The

(continued on next page)

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 3

Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment-grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into tender option bonds and credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by many Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Several Puerto Rico issuers are in default on principal and interest payments. These defaults cast doubts on the ability of Puerto Rico and its government agencies to make future payments. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns and the Fund’s returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.13%	2.91%

5 Years	3.24%	2.62%

Since Inception[1]	3.70%	3.12%

CLASS C SHARES

1 Year	5.34%	4.34%

5 Years	2.48%	2.48%

Since Inception[1]	2.94%	2.94%

ADVISOR CLASS SHARES[2]

1 Year	6.39%	6.39%

5 Years	3.49%	3.49%

Since Inception[1]	3.98%	3.98%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.27%, 2.02% and 1.02% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2020 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/11/2013.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	2.11%

5 Years	2.69%

Since Inception[1]	3.05%

CLASS C SHARES

1 Year	3.41%

5 Years	2.56%

Since Inception[1]	2.89%

ADVISOR CLASS SHARES[2]

1 Year	5.45%

5 Years	3.59%

Since Inception[1]	3.91%

1	Inception date: 12/11/2013.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,057.70	$3.93	0.77%
Hypothetical**	$1,000	$1,020.98	$3.86	0.77%
Class C
Actual	$1,000	$1,053.80	$7.74	1.52%
Hypothetical**	$1,000	$1,017.26	$7.60	1.52%
Advisor Class
Actual	$1,000	$1,059.00	$2.65	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $61.9

1

All data are as of April 30, 2019. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments, such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.0% in 19 different states, American Samoa and District of Columbia.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

April 30, 2019 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 88.9%
Long-Term Municipal Bonds – 88.9%
Alabama – 1.8%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$110	$128,056
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 5.25%, 5/01/44(a)(b)(c)	150	160,689
Water Works Board of the City of Birmingham (The) Series 2016B 5.00%, 1/01/33	680	800,353

		1,089,098

American Samoa – 0.2%
American Samoa Economic Development Authority (Territory of American Samoa) 7.125%, 9/01/38(c)	135	140,414

Arizona – 4.1%
City of Phoenix Civic Improvement Corp. (Phoenix Sky Harbor International Airport) Series 2018 5.00%, 7/01/48	2,000	2,314,320
Industrial Development Authority of the City of Phoenix (The) (GreatHearts Arizona) Series 2014 5.00%, 7/01/44	100	106,248
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	100	125,940

		2,546,508

California – 8.0%
Alameda Corridor Transportation Authority Series 2016B 5.00%, 10/01/37	175	196,753
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/38	850	1,001,028

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

California Infrastructure & Economic Development Bank (Pacific Gas & Electric Co.) 1.75%, 11/01/26(a)(d)(e)	$55	$51,975
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(c)	250	263,505
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.50%, 12/01/58(c)	250	284,072
Golden State Tobacco Securitization Corp. Series 2018A 5.00%, 6/01/47(a)	505	494,239
San Francisco City & County Airport Comm (San Francisco Intl Airport) Series 2017D 5.00%, 5/01/25	2,250	2,649,397

		4,940,969

Colorado – 0.7%
Colorado Health Facilities Authority (CommonSpirit Health) Series 2013 5.25%, 1/01/40	170	183,192
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	200	229,608

		412,800

Connecticut – 3.2%
City of New Haven CT Series 2018A 5.50%, 8/01/38	615	711,450
State of Connecticut Series 2015F 5.00%, 11/15/26	1,000	1,169,780
Series 2018A 3.75%, 9/15/20	100	101,473

		1,982,703

District of Columbia – 0.2%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 6/01/41	100	108,615

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Florida – 5.6%
Bexley Community Development District Series 2016 4.875%, 5/01/47(a)	$100	$101,212
Brevard County School District (Brevard County School District COP) Series 2015B 5.00%, 7/01/25	290	342,713
Capital Trust Agency, Inc. (Provision Cares Proton Therapy Center – Orlando) Series 2018A 7.50%, 6/01/48(a)(c)	110	116,580
Citizens Property Insurance Corp. Series 2015A 5.00%, 6/01/20-6/01/22	560	589,486
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/28	780	904,550
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/31	265	302,972
Florida Development Finance Corp. (Virgin Trains USA Florida LLC) 6.50%, 1/01/49(a)(c)	400	409,828
North Broward Hospital District Series 2017B 5.00%, 1/01/37-1/01/48	270	296,915
School District of Broward County/FL Series 2015 5.00%, 7/01/25	365	433,219

		3,497,475

Georgia – 1.9%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	310	333,675
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 4/01/48	760	820,184

		1,153,859

Illinois – 8.1%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	240	246,130

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	$335	$374,842
Series 2017B 5.00%, 1/01/35	725	845,306
Illinois Finance Authority (Park Place of Elmhurst Obligated Group) Series 2016A 6.33%, 5/15/48(a)	85	76,874
Series 2016C 2.00%, 5/15/55(a)(d)(e)(f)	15	745
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 5/15/50	100	104,139
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	250	277,935
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	465	502,488
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	600	638,232
State of Illinois Series 2013 5.50%, 7/01/25	270	292,766
Series 2016 5.00%, 2/01/24	375	405,281
Series 2017D 5.00%, 11/01/26	130	143,081
Series 2018A 5.00%, 10/01/27	1,000	1,104,740

		5,012,559

Indiana – 1.3%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40	160	166,107
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	190	204,060

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Ohio River Bridges) Series 2013A 5.00%, 7/01/40	$100	$108,093
Indiana Finance Authority (RES Polyflow Indiana LLC) 7.00%, 3/01/39(a)(c)	295	300,900

		779,160

Iowa – 0.6%
Iowa Finance Authority (Lifespace Communities, Inc. Obligated Group) Series 2018A 5.00%, 5/15/48	325	344,815

Kentucky – 1.6%
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 8/15/37	175	197,288
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42(a)	65	67,463
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 6/01/37	425	464,912
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/33	225	257,517

		987,180

Louisiana – 1.8%
City of New Orleans LA Water System Revenue Series 2014 5.00%, 12/01/34	100	110,505
Louisiana Local Government Environmental Facilities & Community Development Auth (Woman’s Hospital Foundation) Series 2017 5.00%, 10/01/36	675	775,514

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23(a)(e)(g)	$250	$3
New Orleans Aviation Board Series 2017B 5.00%, 1/01/43	215	241,514

		1,127,536

Maine – 0.5%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(c)	100	108,916
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	165	182,520

		291,436

Maryland – 0.5%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 9/01/34	120	136,638
City of Baltimore MD (East Baltimore Research Park Project) Series 2017A 5.00%, 9/01/38(a)	150	160,530

		297,168

Massachusetts – 1.8%
Massachusetts Development Finance Agency (Merrimack College) Series 2014 5.125%, 7/01/44	620	667,486
Massachusetts Development Finance Agency (ZERO Waste Solutions LLC) Series 2017 8.00%, 12/01/22(a)(c)	325	279,984
Series 2017A 7.75%, 12/01/44(a)(c)	140	138,755

		1,086,225

Michigan – 0.7%
City of Detroit MI 5.00%, 4/01/38	75	80,066

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 7/01/22	$115	$125,067
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/32	235	253,887

		459,020

Nebraska – 0.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/42	100	108,305

Nevada – 2.3%
Clark County School District Series 2017C 5.00%, 6/15/36	1,300	1,401,556

New Hampshire – 0.2%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	115	122,418

New Jersey – 6.6%
New Jersey Economic Development Authority Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)(a)	30	30,840
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/20	260	266,321
Series 2014P 5.00%, 6/15/29	200	217,210
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	85	92,719
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 7/01/36	280	324,385

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	$550	$630,448
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011B 5.00%, 6/15/20	240	247,846
Series 2018A 5.00%, 12/15/35	340	381,398
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/32 (Pre-refunded/ETM)	315	348,009
Series 2017B 5.00%, 1/01/32	540	650,306
Tobacco Settlement Financing Corp./NJ Series 2018B 5.00%, 6/01/46	845	881,301

		4,070,783

New Mexico – 0.2%
City of Farmington NM (Southern California Edison Co.) 1.875%, 4/01/29	145	144,124

New York – 8.7%
City of New York NY Series 2013J 5.00%, 8/01/21	340	365,364
Metropolitan Transportation Authority Series 2013A 5.00%, 11/15/29 (Pre-refunded/ETM)	315	357,623
Series 2018C 5.00%, 9/01/20	1,825	1,900,810
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 7/15/32	865	1,057,480
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/34(c)	200	228,134

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 2/15/28	$425	$486,978
New York State Dormitory Authority (Trustees of Columbia University in the City of New York (The)) Series 2016A 5.00%, 10/01/46	250	354,272
Series 2018A 5.00%, 10/01/48	100	142,960
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/26	365	399,846
Ulster County Capital Resource Corp. (Woodland Pond at New Paltz) Series 2017 5.00%, 9/15/37(a)	120	117,592

		5,411,059

North Carolina – 0.9%
North Carolina Turnpike Authority Series 2017 5.00%, 1/01/32	500	571,790

North Dakota – 0.1%
County of Grand Forks ND (Red River Biorefinery LLC) Series 2018 5.375%, 9/15/38(a)(c)	100	93,503

Ohio – 3.7%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	235	222,663
City of Akron /OH (City of Akron /OH Income Tax) Series 2012A 5.00%, 12/01/31	445	484,925
City of Chillicothe /OH (Adena Health System Obligated Group) Series 2017 5.00%, 12/01/47	175	196,583
County of Cuyahoga /OH (County of Cuyahoga /OH Lease) Series 2014 5.00%, 12/01/28	365	411,829

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Cuyahoga /OH (MetroHealth System (The)) Series 2017 5.00%, 2/15/42	$205	$223,688
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 20151 7.00%, 1/15/40(a)	100	101,436
Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009C 5.625%, 6/01/19(a)(d)(e)	100	100,000
Series 2009D 4.25%, 8/01/29(a)	145	145,000
Ohio Air Quality Development Authority (FirstEnergy Nuclear Generation LLC) Series 2009A 4.375%, 6/01/33(a)	100	100,000
Ohio Air Quality Development Authority (Pratt Paper /OH, Inc.) Series 2017 4.25%, 1/15/38(a)(c)	185	191,111
Ohio Water Development Authority Water Pollution Control Loan Fund (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 6/01/33(a)	140	140,000

		2,317,235

Pennsylvania – 6.9%
Beaver County Industrial Development Authority (FirstEnergy Nuclear Generation LLC) Series 2016A 4.375%, 1/01/35(a)	130	130,000
City of Philadelphia PA Series 2017 5.00%, 8/01/31	1,000	1,163,720
Commonwealth of Pennsylvania Series 2017 5.00%, 1/01/26	2,000	2,386,140
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.75%, 7/01/35(a)	100	105,829
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/38	100	110,266

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Pennsylvania Turnpike Commission Series 2017B 5.00%, 6/01/36	$200	$228,840
Philadelphia Authority for Industrial Development (Evangelical Services for the Aging Obligated Group) Series 2017A 5.00%, 7/01/37	150	156,421

		4,281,216

Puerto Rico – 4.3%
Commonwealth of Puerto Rico Series 2006A 5.25%, 7/01/23-7/01/24	50	36,250
Series 2006B 5.25%, 7/01/32(d)(e)	20	14,500
Series 2008A 5.00%, 7/01/23	25	18,063
5.50%, 7/01/32(a)	50	36,250
Series 2009C 6.00%, 7/01/39(d)(e)	25	18,125
Series 2011A 5.75%, 7/01/24(d)(e)	65	42,250
Series 2012A 5.75%, 7/01/28(d)(e)	100	53,000
Series 2014A 8.00%, 7/01/35(d)(e)	180	90,000
GDB Debt Recovery Authority of Puerto Rico Series 2018 7.50%, 8/20/40(a)	151	115,632
Puerto Rico Commonwealth Aqueduct & Sewer Authority Series 2008A 6.125%, 7/01/24	55	56,581
Series 2012A 5.00%, 7/01/33	80	78,700
5.125%, 7/01/37	25	24,594
5.25%, 7/01/29-7/01/42	180	179,075
5.50%, 7/01/28	75	75,187
5.75%, 7/01/37	50	50,187
6.00%, 7/01/47	50	50,312
Puerto Rico Electric Power Authority Series 2007T 5.00%, 7/01/37(d)(e)	45	36,338
Series 2010C 5.00%, 7/01/21(d)(e)	25	20,188
Series 2010DDD 5.75%, 7/01/28(d)(e)	15	12,113

24 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Series 2012A 5.00%, 7/01/42(d)(e)	$10	$8,075
AGM Series 2007V 5.25%, 7/01/31	375	410,445
NATL Series 2007V 5.25%, 7/01/35	100	107,121
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 7/01/41	125	131,444
AGC Series 2007N 5.25%, 7/01/36	110	118,066
NATL Series 2007N 5.25%, 7/01/32	100	107,699
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	390	389,512
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 7/01/24-7/01/46(a)	275	85,566
Series 2019A 5.00%, 7/01/58(a)	332	327,206

		2,692,479

South Carolina – 1.5%
South Carolina Public Service Authority Series 2014A 5.00%, 12/01/49	220	239,987
Series 2014C 5.00%, 12/01/46	325	357,802
Series 2016A 5.00%, 12/01/36	265	301,411

		899,200

Tennessee – 1.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016A 5.00%, 12/01/35(a)(c)	370	374,640
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Trousdale Foundation Obligated Group) Series 2018A 6.25%, 4/01/49(a)(c)	135	147,213

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Metropolitan Government Nashville & Davidson County Health & Educational Facs Board (Vanderbilt University Medical Center Obligated Group) Series 2016 5.00%, 7/01/35	$215	$244,339

		766,192

Texas – 6.3%
Austin Convention Enterprises, Inc. Series 2017A 5.00%, 1/01/34	500	566,165
Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	100	107,493
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	260	292,796
Series 2015 5.00%, 9/01/31	160	180,182
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/25	580	679,221
Dallas County Flood Control District No. 1 Series 2015 5.00%, 4/01/28(a)(c)	100	106,170
Love Field Airport Modernization Corp. (Dallas Love Field) Series 2015 5.00%, 11/01/32	500	571,780
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49(a)	100	105,763
North Texas Tollway Authority (North Texas Tollway System) Series 2015B 5.00%, 1/01/34	250	284,698
Tarrant County Cultural Education Facilities Finance Corp. (CC Young Memorial Home Obligated Group) Series 2017A 6.375%, 2/15/48(a)	150	163,154

26 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/44(a)(f)	$100	$90,000
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	100	106,579
Travis County Health Facilities Development Corp. Series 2012A 7.125%, 1/01/46 (Pre-refunded/ETM)(a)	55	59,816
Trinity River Authority Central Regional Wastewater System Revenue Series 2014 5.00%, 8/01/22	230	254,302
Trinity River Authority LLC Series 2015 5.00%, 2/01/21	335	354,061

		3,922,180

Virginia – 0.3%
Tobacco Settlement Financing Corp./VA Series 2007B1 5.00%, 6/01/47	165	159,911

Washington – 1.8%
Pend Oreille County Public Utility District No. 1 Box Canyon Series 2018 5.00%, 1/01/44	280	312,855
Port of Seattle WA Series 2015C 5.00%, 4/01/33	510	572,445
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)(c)	100	107,009
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)(c)	100	113,676

		1,105,985

West Virginia – 0.2%
West Virginia Economic Development Authority (Morgantown Energy Associates) Series 2016 2.875%, 12/15/26	130	127,798

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.9%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	$100	$103,732
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) Series 2017A 5.25%, 5/15/42(c)	130	137,680
Wisconsin Public Finance Authority (Maryland Proton Treatment Center LLC) Series 2018A-1 6.375%, 1/01/48(a)(c)	125	132,126
Wisconsin Public Finance Authority (Million Air Two LLC Obligated Group) Series 2017B 7.125%, 6/01/41(a)(c)	165	180,431

		553,969

Total Municipal Obligations (cost $52,815,831)		55,007,243

CORPORATES – INVESTMENT GRADE – 2.8%
Industrial – 2.1%
Basic – 0.1%
Glencore Funding LLC 3.00%, 10/27/22(c)	100	99,086

Capital Goods – 0.5%
Boeing Co. (The) 3.10%, 5/01/26	300	299,157

Communications - Telecommunications – 0.3%
AT&T, Inc. 3.777% (LIBOR 3 Month + 1.18%), 6/12/24(h)	165	165,701

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 2.425%, 6/12/20	200	198,170

Consumer Non-Cyclical – 0.7%
Cigna Corp. 3.40%, 9/17/21(c)	165	166,728
CVS Health Corp. 3.35%, 3/09/21	250	251,802

		418,530

28 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Technology – 0.2%
Hewlett Packard Enterprise Co. 2.10%, 10/04/19(c)	$105	$104,627

		1,285,271

Financial Institutions – 0.7%
Banking – 0.5%
Bank of America Corp. Series G 2.369%, 7/21/21	305	303,112

Finance – 0.2%
AIG Global Funding 2.15%, 7/02/20(c)	150	148,961

		452,073

Total Corporates – Investment Grade (cost $1,739,205)		1,737,344

COLLATERALIZED MORTGAGE OBLIGATIONS – 2.4%
Risk Share Floating Rate – 2.4%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.827% (LIBOR 1 Month + 1.35%), 8/25/28(c)(h)	200	199,555
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 6.877% (LIBOR 1 Month + 4.40%), 1/25/24(h)	500	557,436
Series 2016-C01, Class 1M2 9.227% (LIBOR 1 Month + 6.75%), 8/25/28(h)	136	157,472
Series 2016-C02, Class 1M2 8.477% (LIBOR 1 Month + 6.00%), 9/25/28(h)	490	556,961

Total Collateralized Mortgage Obligations (cost $1,476,024)		1,471,424

ASSET-BACKED SECURITIES – 1.0%
Autos - Fixed Rate – 0.2%
Ally Auto Receivables Trust Series 2016-2, Class A4 1.60%, 1/15/21	83	82,827
CarMax Auto Owner Trust Series 2017-3, Class A2A 1.64%, 9/15/20	9	8,582

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mercedes-Benz Auto Lease Trust Series 2017-A, Class A3 1.79%, 4/15/20	$48	$47,827

		139,236

Credit Cards - Fixed Rate – 0.5%
World Financial Network Credit Card Master Trust Series 2018-B, Class A 3.46%, 7/15/25	335	340,617

Other ABS - Fixed Rate – 0.3%
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 8/25/27(a)(c)	172	173,284

Total Asset-Backed Securities (cost $646,496)		653,137

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.0%
Non-Agency Fixed Rate CMBS – 0.2%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 4/10/48	93	93,035

Non-Agency Floating Rate CMBS – 0.8%
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.473% (LIBOR 1 Month + 1.00%), 11/15/33(a)(c)(h)	250	250,022
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.517% (LIBOR 1 Month + 1.03%), 11/19/35(c)(h)	275	274,996

		525,018

Total Commercial Mortgage-Backed Securities (cost $617,495)		618,053

CORPORATES – NON-INVESTMENT GRADE – 0.6%
Industrial – 0.6%
Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(c)	130	130,532

30 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Energy – 0.4%
California Resources Corp. 8.00%, 12/15/22(c)	$350	$266,518

Total Corporates – Non-Investment Grade (cost $414,887)		397,050

COLLATERALIZED LOAN OBLIGATIONS – 0.4%
CLO - Floating Rate – 0.4%
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 3.737% (LIBOR 3 Month + 1.14%), 1/15/31(a)(c)(h) (cost $250,000)	250	247,729

	Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.37%(i)(j)(k) (cost $220,788)	220,788	220,788

Total Investments – 97.5% (cost $58,180,726)		60,352,768
Other assets less liabilities – 2.5%		1,535,703

Net Assets – 100.0%		$61,888,471

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)%	Quarterly	3.26%	USD 2,200	$(179,685)	$(148,823)	$(30,862)

*	Termination date

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	8,270	12/11/21	3 Month LIBOR	2.868%	Quarterly/ Semi-Annual	$172,166	$—	$172,166
USD	3,350	1/07/22	3 Month LIBOR	2.488%	Quarterly/ Semi-Annual	33,957	—	33,957
USD	3,500	4/03/29	2.541%	3 Month LIBOR	Semi-Annual/ Quarterly	(8,836)	—	(8,836)
USD	970	4/03/39	2.673%	3 Month LIBOR	Semi-Annual/ Quarterly	4,252	—	4,252

						$201,539	$—	$201,539

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	Monthly	6.88%	USD	17	$(1,844)	$(1,722)	$(122)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,000	(108,484)	(133,077)	24,593
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	515	(55,826)	(62,386)	6,560
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	9	(976)	(920)	(56)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	1,000	(108,483)	(135,395)	26,912
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	171	(18,550)	(17,056)	(1,494)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	114	(12,358)	(11,671)	(687)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	6.88	USD	149	(16,164)	(14,425)	(1,739)

						$(322,685)	$(376,652)	$53,967

*	Termination date

32 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	7,000	8/24/20	2.168%	CPI#	Maturity	$(56,786)
Barclays Bank PLC	USD	1,737	10/15/20	2.208%	CPI#	Maturity	(13,938)
Citibank, NA	USD	1,260	10/17/20	2.220%	CPI#	Maturity	(10,283)
Citibank, NA	USD	5,000	10/29/21	2.125%	CPI#	Maturity	(39,499)
JPMorgan Chase Bank, NA	USD	2,500	7/15/22	1.775%	CPI#	Maturity	13,029
JPMorgan Chase Bank, NA	USD	1,170	7/15/24	2.165%	CPI#	Maturity	(648)
JPMorgan Chase Bank, NA	USD	2,000	7/15/25	2.087%	CPI#	Maturity	(8,608)

							$(116,733)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(b)	When-Issued or delayed delivery security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2019, the aggregate market value of these securities amounted to $6,077,374 or 9.8% of net assets.

(d)	Non-income producing security.

(e)	Defaulted.

(f)	Illiquid security.

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/23	7/31/14	$173,772	$3	0.00%

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2019.

(i)	Affiliated investments.

(j)	The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2019, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.6% and 0.0%, respectively.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ABS – Asset-Backed Securities

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

CMBS – Commercial Mortgage-Backed Securities

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

See notes to financial statements.

34 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $57,959,938)	$60,131,980
Affiliated issuers (cost $220,788)	220,788
Cash collateral due from broker	783,302
Receivable for capital stock sold	975,573
Interest receivable	867,663
Receivable for investment securities sold	96,900
Unrealized appreciation on inflation swaps	13,029
Receivable due from Adviser	1,204
Affiliated dividends receivable	96

Total assets	63,090,535

Liabilities
Payable for investment securities purchased	452,470
Market value on credit default swaps (net premiums received $376,652)	322,685
Payable for capital stock redeemed	204,290
Unrealized depreciation on inflation swaps	129,762
Dividends payable	21,051
Payable for variation margin on centrally cleared swaps	3,330
Directors’ fees payable	2,444
Distribution fee payable	2,157
Transfer Agent fee payable	1,554
Accrued expenses	62,321

Total liabilities	1,202,064

Net Assets	$61,888,471

Composition of Net Assets
Capital stock, at par	$5,678
Additional paid-in capital	59,656,696
Distributable earnings	2,226,097

$61,888,471

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,999,213	550,421	$10.90	*

C	$1,203,933	110,449	$10.90

Advisor	$54,685,325	5,016,754	$10.90

*	The maximum offering price per share for Class A shares was $11.24 which reflects a sales charge of 3.00%.

See notes to financial statements.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 35

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2019 (unaudited)

Investment Income
Interest	$1,110,944
Dividends—Affiliated issuers	4,777	$1,115,721

Expenses
Advisory fee (see Note B)	136,214
Distribution fee—Class A	7,318
Distribution fee—Class C	4,886
Transfer agency—Class A	1,512
Transfer agency—Class C	263
Transfer agency—Advisor Class	13,820
Custodian	43,367
Administrative	35,741
Audit and tax	28,076
Registration fees	25,242
Legal	20,118
Directors’ fees	12,149
Printing	6,284
Miscellaneous	3,391

Total expenses before bank overdraft expense	338,381
Bank overdraft expense	6,071

Total expenses	344,452
Less: expenses waived and reimbursed by the Adviser (see Note B)	(175,036)

Net expenses		169,416

Net investment income		946,305

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on:
Investment transactions		53,451
Swaps		356,450
Net change in unrealized appreciation/depreciation of:
Investments		2,472,152
Swaps		(339,962)

Net gain on investment transactions		2,542,091

Net Increase in Net Assets from Operations		$3,488,396

See notes to financial statements.

36 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$946,305	$1,728,466
Net realized gain (loss) on investment transactions	409,901	(283,143)
Net change in unrealized appreciation/depreciation of investments	2,132,190	(1,731,446)

Net increase (decrease) in net assets from operations	3,488,396	(286,123)
Distributions to Shareholders
Class A	(88,323)	(153,312)
Class C	(11,042)	(14,560)
Advisor Class	(878,781)	(1,621,088)
Capital Stock Transactions
Net decrease	(4,488,956)	(2,960,722)

Total decrease	(1,978,706)	(5,035,805)
Net Assets
Beginning of period	63,867,177	68,902,982

End of period	$61,888,471	$63,867,177

See notes to financial statements.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 37

NOTES TO FINANCIAL STATEMENTS

April 30, 2019 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

38 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign

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NOTES TO FINANCIAL STATEMENTS (continued)

markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

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Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2019:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$49,247,503		$5,759,740		$55,007,243
Corporates – Investment Grade		– 0	–	1,737,344		– 0	–	1,737,344
Collateralized Mortgage Obligations		– 0	–	1,471,424		– 0	–	1,471,424
Asset-Backed Securities		– 0	–	479,853		173,284		653,137
Commercial Mortgage-Backed Securities		– 0	–	368,031		250,022		618,053
Corporates – Non-Investment Grade		– 0	–	397,050		– 0	–	397,050
Collateralized Loan Obligations		– 0	–	– 0	–	247,729		247,729
Short-Term Investments		220,788		– 0	–	– 0	–	220,788

Total Investments in Securities		220,788		53,701,205		6,430,775		60,352,768
Other Financial Instruments(a):
Assets:
Centrally Cleared Interest Rate Swaps		– 0	–	210,375		– 0	–	210,375	(b)
Inflation (CPI) Swaps		– 0	–	13,029		– 0	–	13,029
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(179,685)		– 0	–	(179,685	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(8,836)		– 0	–	(8,836	)(b)
Credit Default Swaps		– 0	–	(322,685)		– 0	–	(322,685)
Inflation (CPI) Swaps		– 0	–	(129,762)		– 0	–	(129,762)

Total		$220,788		$53,283,641		$6,430,775		$59,935,204

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(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Asset- Backed Securities		Commercial Mortgage- Backed Securities
Balance as of 10/31/18	$4,413,007		$172,195		$252,822
Accrued discounts/(premiums)	3,102		1		– 0	–
Realized gain (loss)	(15,522)		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	200,936		1,088		(2,800)
Purchases	1,814,006		– 0	–	– 0	–
Sales	(655,789)		– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 4/30/19	$5,759,740		$173,284		$250,022

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(a)	$210,921		$1,088		$(2,800)

	Collateralized Loan Obligations		Total
Balance as of 10/31/18	$250,027		$5,088,051
Accrued discounts/(premiums)	– 0	–	3,103
Realized gain (loss)	– 0	–	(15,522)
Change in unrealized appreciation/depreciation	(2,298)		196,926
Purchases	– 0	–	1,814,006
Sales	– 0	–	(655,789)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/19	$247,729		$6,430,775

Net change in unrealized appreciation/depreciation from investments held as of 4/30/19(a)	$(2,298)		$206,911

(a)	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2019, all Level 3 securities were priced by third party vendors.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

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6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a management fee at an annual rate of .45% of the first $2.5 billion, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75%, 1.50% and .50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. For the six months ended April 30, 2019, such reimbursements/waivers amounted to $139,088. The Expense Caps may not be terminated before January 31, 2020.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares

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were completed in the Fourth Quarter of 2018 and the First and Second Quarters of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 40.1% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2019, the Adviser voluntarily agreed to waive such fees in the amount of $35,741.

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The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $10,583 for the six months ended April 30, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12 from the sale of Class A shares and received $-0- in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares, for the six months ended April 30, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2019, such waiver amounted to $207.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2019 is as follows:

Fund	Market Value 10/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,732	$8,657	$10,168	$221	$5

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended April 30, 2019, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $403 and $1,078, respectively, with realized gain of $634.

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NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $-0- for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$11,469,334	$18,636,108
U.S. government securities	1,130,234	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$2,724,821
Gross unrealized depreciation	(444,868)

Net unrealized appreciation	$2,279,953

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure

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to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central

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clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams

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are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2019, the Fund held interest rate swaps for non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended April 30, 2019, the Fund held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. As of April 30, 2019, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

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Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2019, the Fund held credit default swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a

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settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended April 30, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	$30,862	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$210,375	*	Receivable/Payable for variation margin on centrally cleared swaps	8,836	*

Interest rate contracts	Unrealized appreciation on inflation swaps	13,029		Unrealized depreciation on inflation swaps	129,762

Credit contracts				Market value on credit default swaps	322,685

Total		$223,404			$492,145

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$276,495	$(392,862)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	79,955	52,900

Total		$356,450	$(339,962)

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2019:

Inflation Swaps:
Average notional amount	$18,378,429
Centrally Cleared Interest Rate Swaps:
Average notional amount	$22,166,429
Credit Default Swaps:
Average notional amount of buy contracts	$1,265,000	(a)
Average notional amount of sale contracts	$3,553,571
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,680,000	(b)
Average notional amount of sale contracts	$921,200	(c)

(a)	Positions were open for two months during the period.

(b)	Positions were open for three months during the period.

(c)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
JPMorgan Chase Bank, NA	$13,029	$(9,256)		$	– 0	–	$	– 0	–	$3,773

Total	$13,029	$(9,256)		$	– 0	–	$	– 0	–	$3,773	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$56,786	$ – 0	–	$	– 0	–	$	– 0	–	$56,786
Barclays Bank PLC	13,938	– 0	–		– 0	–		– 0	–	13,938
Citibank, NA	49,782	– 0	–		(49,782)			– 0	–	– 0	–
Citigroup Global Markets, Inc.	166,154	– 0	–		– 0	–		– 0	–	166,154
Credit Suisse International	140,367	– 0	–		(140,367)			– 0	–	– 0	–
Goldman Sachs International	16,164	– 0	–		– 0	–		– 0	–	16,164

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
JPMorgan Chase Bank, NA	$9,256	$(9,256)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$452,447	$(9,256)		$(190,149)		$	– 0	–		$253,042	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31, 2018

Class A
Shares sold	75,313	105,320	$797,588	$1,124,788

Shares issued in reinvestment of dividends	4,105	4,541	44,076	48,227

Shares redeemed	(70,758)	(317,112)	(753,545)	(3,364,356)

Net increase (decrease)	8,660	(207,251)	$88,119	$(2,191,341)

Class C
Shares sold	36,228	10,739	$386,125	$114,475

Shares issued in reinvestment of dividends	759	976	8,135	10,368

Shares redeemed	(60)	(36,269)	(654)	(386,481)

Net increase (decrease)	36,927	(24,554)	$393,606	$(261,638)

Advisor Class
Shares sold	1,336,111	2,355,130	$14,234,253	$25,187,837

Shares issued in reinvestment of dividends	38,586	70,796	413,585	752,252

Shares redeemed	(1,848,883)	(2,486,447)	(19,618,519)	(26,447,832)

Net decrease	(474,186)	(60,521)	$(4,970,681)	$(507,743)

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments and negative performance of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by many Puerto Rico issuers have

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NOTES TO FINANCIAL STATEMENTS (continued)

extremely low credit ratings and are on “negative watch” by credit rating organizations. Several Puerto Rico issuers are in default on principal and interest payments. These defaults cast doubts on the ability of Puerto Rico and its government agencies to make future payments. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Municipal securities may have more illiquid investments risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2019 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2018 and October 31, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$251,841	$153,454

Total taxable distributions	251,841	153,454
Tax-exempt distributions	1,537,119	1,090,990

Total distributions paid	$1,788,960	$1,244,444

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$8,106
Accumulated capital and other losses	(419,672	)(a)
Unrealized appreciation/(depreciation)	155,891	(b)

Total accumulated earnings/(deficit)	$(255,675	)(c)

(a)	As of October 31, 2018, the Fund had a net capital loss carryforward of $419,672.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2018, the Fund had a net short-term capital loss carryforward of $419,672, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,	December 11, 2013(a) to October 31, 2014
2018	2017	2016	2015

Net asset value, beginning of period	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.51	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.15	.24	.21	.22	.18	.14

Net realized and unrealized gain (loss) on investment transactions	.45	(.30)	(.10	)††	.28	.09	.50

Net increase (decrease) in net asset value from operations	.60	(.06)	.11	.50	.27	.64

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.25)	(.21)	(.22)	(.18)	(.13)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.16)	(.25)	(.21)	(.22)	(.19)	(.13)

Net asset value, end of period	$ 10.90	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.51

Total Return

Total investment return based on net asset value(d)	5.77%	(.55)%	1.09%	4.69%	2.64%	6.44%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,999	$5,666	$8,065	$6,385	$4,783	$1,954

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.77	%^	.75%	.75%	.80%	.81%	.85	%^

Expenses, before waivers/reimbursements(e)(f)	1.35	%^	1.27%	1.40%	1.72%	2.19%	3.59	%^

Net investment income(c)	2.93	%^	2.26%	2.01%	1.98%	1.75%	1.57	%^

Portfolio turnover rate	21%	68%	34%	36%	35%	42%

See footnote summary on page 63.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,	December 11, 2013(a) to October 31, 2014
2018	2017	2016	2015

Net asset value, beginning of period	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.52	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.12	.16	.13	.13	.10	.07

Net realized and unrealized gain (loss) on investment transactions	.44	(.30)	(.10	)†	.28	.09	.52

Net increase (decrease) in net asset value from operations	.56	(.14)	.03	.41	.19	.59

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.17)	(.13)	(.13)	(.11)	(.07)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.12)	(.17)	(.13)	(.13)	(.12)	(.07)

Net asset value, end of period	$ 10.90	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.52

Total Return

Total investment return based on net asset value(d)	5.38%	(1.29)%	.33%	3.91%	1.78%	5.92%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,204	$769	$1,056	$2,022	$1,518	$369

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.52	%^	1.50%	1.50%	1.55%	1.55%	1.55	%^

Expenses, before waivers/reimbursements(e)(f)	2.10	%^	2.02%	2.18%	2.47%	2.85%	4.33	%^

Net investment income(c)	2.18	%^	1.52%	1.25%	1.23%	.99%	.82	%^

Portfolio turnover rate	21%	68%	34%	36%	35%	42%

See footnote summary on page 63.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,	December 11, 2013(a) to October 31, 2014
2018	2017	2016	2015

Net asset value, beginning of period	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.52	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.17	.27	.24	.24	.21	.16

Net realized and unrealized gain (loss) on investment transactions	.44	(.30)	(.10	)†	.28	.08	.52

Net increase (decrease) in net asset value from operations	.61	(.03)	.14	.52	.29	.68

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.28)	(.24)	(.24)	(.21)	(.16)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.17)	(.28)	(.24)	(.24)	(.22)	(.16)

Net asset value, end of period	$ 10.90	$ 10.46	$ 10.77	$ 10.87	$ 10.59	$ 10.52

Total Return

Total investment return based on net asset value(d)	5.90%	(.30)%	1.34%	4.96%	2.81%	6.84%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$54,685	$57,432	$59,782	$33,667	$26,333	$14,584

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.52	%^	.50%	.50%	.55%	.55%	.55	%^

Expenses, before waivers/reimbursements(e)(f)	1.10	%^	1.02%	1.15%	1.47%	1.92%	3.82	%^

Net investment income(c)	3.16	%^	2.52%	2.26%	2.24%	1.99%	1.76	%^

Portfolio turnover rate	21%	68%	34%	36%	35%	42%

See footnote summary on page 63.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2017, such waiver amounted to .01%.

(f)	The expense ratios presented below exclude interest/bank overdraft expense:

	Six Months Ended April 30, 2019 (unaudited)	Year Ended October 31,				December 11, 2013(a) to October 31, 2014
		2018	2017	2016	2015

Class A
Net of waivers/reimbursements	.75%	N/A	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.33%	N/A	N/A	N/A	N/A	N/A
Class C
Net of waivers/reimbursements	1.50%	N/A	N/A	N/A	N/A	N/A
Before waivers/reimbursements	2.08%	N/A	N/A	N/A	N/A	N/A
Advisor Class
Net of waivers/reimbursements	.50%	N/A	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.08%	N/A	N/A	N/A	N/A	N/A

†

Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Robert “Guy” B. Davidson III(2), Vice President

Terrance T. Hults(2), Vice President

Shawn E. Keegan(2), Vice President

Matthew J. Norton(2), Vice President

Andrew Potter(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by its Tax-Aware Investment Team. Messrs. Davidson, Hults, Keegan, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreements and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Bond Fund, Inc. in respect of AB Tax-Aware Fixed Income Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at the meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance

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or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources

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it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

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the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Tax-Aware Fixed Income Portfolio (the “Fund”) at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated,

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extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors

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also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The Adviser informed the directors that there were no institutional products managed by the Adviser that have a substantially similar investment style as the Fund.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the

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expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Multi-Manager Select 2060 Fund

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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AB TAX-AWARE FIXED INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFI-0152-0419

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 26, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 26, 2019